          As filed with the Securities and Exchange Commission on April 25, 2006

                                             1933 Act Registration No. 333-83718

                                            1940 Act Registration No. 811-09763
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                       POST-EFFECTIVE AMENDMENT NO. 9 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                              AMENDMENT NO. 52 /X/

               Lincoln New York Account N for Variable Annuities
                           (Exact Name of Registrant)

                       Lincoln ChoicePlus II Advance and
                     Lincoln ChoicePlus Assurance (L Share)

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                              (Name of Depositor)

                         100 Madison Street, Suite 1860
                            Syracuse, New York 13202
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (315) 428-8400

                          Robert O. Sheppard, Esquire
                   Lincoln Life & Annuity Company of New York
                         100 Madison Street, Suite 1860
                            Syracuse, New York 13202
                    (Name and Address of Agent for Service)

                                    Copy to:
                          Mary Jo Ardington, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                             Fort Wayne, IN 46801

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ /  immediately upon filing pursuant to paragraph (b) of Rule 485

/x/  on May 1, 2006, pursuant to paragraph (b) of Rule 485

/ /  60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ /  on _____________________ pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
           Interests in a separate account under individual flexible
                  payment deferred variable annuity contracts.

                                  Prospectus 1

Lincoln ChoicePlus Assurance (L Share)
Lincoln New York Account N
for Variable Annuities
Individual Variable Annuity Contracts

Home Office:
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860

Syracuse, NY 13202
www.LFG.com


Servicing Office:
Lincoln Life & Annuity Company of New York
PO Box 7866
Fort Wayne, IN 46802-7866
1-888-868-2583

This prospectus describes the individual flexible premium deferred variable annuity contract that is issued by Lincoln Life & Annuity Company of New York. It is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.

The minimum initial purchase payment for the contract is $10,000 . Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at anytime. If your purchase payments are in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. For contracts issued after September 30, 2003, the only fixed account available is for dollar cost averaging purposes.

We do offer variable annuity contracts that have lower fees.

You should carefully consider whether or not this contract is the best product for you.

All purchase payments for benefits on a variable basis will be placed in Lincoln New York Account N for Variable Annuities (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln New York. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:


AIM Variable Insurance Funds (Series II):
     AIM V.I. Capital Appreciation Fund**
     (formerly AIM V.I. Growth Fund)
     AIM V.I. Core Equity Fund**
     (formerly AIM V.I. Premier Equity Fund)
     AIM V.I. International Growth Fund**
AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein Global Technology Portfolio
     AllianceBernstein Growth and Income Portfolio
     AllianceBernstein International Value Portfolio*
     AllianceBernstein Large Cap Growth Portfolio***
     AllianceBernstein Small/Mid Cap Value Portfolio


American Century Investments Variable Products (Class II):
     American Century Investments VP Inflation Protection Fund
American Funds Insurance SeriesSM (Class 2):
   American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund

     American Funds International Fund
Baron Capital Funds Trust (Insurance Shares):
     Baron Capital Asset Fund*


                                                                               1


Delaware VIP Trust (Service Class):
     Delaware VIP Capital Reserves Series

   Delaware VIP Diversified Income Series
   Delaware VIP Emerging Markets Series
     Delaware VIP High Yield Series
     Delaware VIP REIT Series
     Delaware VIP Small Cap Value Series

     Delaware VIP Trend Series
     Delaware VIP U.S. Growth Series*****
     Delaware VIP Value Series
DWS Investments VIT Funds (Class B):
(formerly Scudder Investments VIT Funds)
     DWS Equity 500 Index VIP
     (formerly Scudder VIT Equity 500 Index Fund)
     DWS Small Cap Index VIP
     (formerly Scudder VIT Small Cap Index Fund)
Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):

     Fidelity (Reg. TM) VIP Contrafund Portfolio
     Fidelity (Reg. TM) VIP Equity-Income Portfolio***
     Fidelity (Reg. TM) VIP Growth Portfolio

     Fidelity (Reg. TM) VIP Mid Cap Portfolio

     Fidelity (Reg. TM) VIP Overseas Portfolio

Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund*
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund
     FTVIPT Mutual Shares Securities Fund*
     FTVIPT Templeton Global Income Securities Fund

     FTVIPT Templeton Growth Securities Fund
Janus Aspen Series (Service Class):
     Janus Aspen Balanced Portfolio***
     Janus Aspen Mid Cap Growth Portfolio***
     Janus Aspen Worldwide Growth Portfolio**
Lincoln Variable Insurance Products Trust (Service Class):
     Lincoln VIP Aggressive Growth Fund
     Lincoln VIP Bond Fund

     Lincoln VIP Capital Appreciation Fund

     Lincoln VIP Core Fund
     Lincoln VIP Equity-Income Fund****
     Lincoln VIP Global Asset Allocation Fund
     Lincoln VIP Growth Fund
     Lincoln VIP Growth and Income Fund
     Lincoln VIP Growth Opportunities Fund

     Lincoln VIP International Fund

     Lincoln VIP Money Market Fund
     Lincoln VIP Social Awareness Fund
     Lincoln VIP Aggressive Profile Fund
     Lincoln VIP Conservative Profile Fund
     Lincoln VIP Moderate Profile Fund
     Lincoln VIP Moderately Aggressive Profile Fund
MFS (Reg. TM) Variable Insurance TrustSM (Service Class):

     MFS (Reg. TM) VIT Capital Opportunities Series***
     MFS (Reg. TM) VIT Emerging Growth Series***
     MFS (Reg. TM) VIT Total Return Series
     MFS (Reg. TM) VIT Utilities Series

Neuberger Berman Advisers Management Trust (I Class):

     Neuberger Berman AMT Mid-Cap Growth Portfolio
     Neuberger Berman AMT Regency Portfolio
Putnam Variable Trust (Class IB):
     Putnam VT Growth & Income Fund**
     Putnam VT Health Sciences Fund**


* These funds will be available for allocations of purchase payments or contract value on or around June 5, 2006. Check with your investment representative regarding availability.


** These funds are not offered in contracts issued on or after May 24, 2004.


*** These funds are not offered in contracts issued on or after June 6, 2005.

**** This fund is only available for contracts issued on or after June 6, 2005.


***** This fund is currently offered in contracts issued prior to June 6, 2005, and will be available for contracts issued on or after this date on or around June 5, 2006. Check with your investment representative regarding availability.


This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.


Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: Lincoln Life & Annuity Company of New York, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583.
The SAI and other information about Lincoln New York and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2006


2

Table of Contents



Item                                                               Page
Special Terms                                                       4
Expense Tables                                                      5
Summary of Common Questions                                        11
Lincoln Life & Annuity Company of New York                         13
Variable Annuity Account (VAA)                                     14
Investments of the Variable Annuity Account                        14
Charges and Other Deductions                                       19
The Contracts                                                      23
 Purchase Payments                                                 23
 Persistency Credits                                               23
 Transfers On or Before the Annuity Commencement Date              24
 Death Benefit                                                     27
 Investment Requirements                                           29
 Lincoln SmartSecuritySM Advantage                                 30
 Surrenders and Withdrawals                                        33
 Distribution of the Contracts                                     35
 i4LIFE (Reg. TM) Advantage                                        36
 4LATERSM Advantage                                                40
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage         45
 Annuity Payouts                                                   46
 Fixed Side of the Contract                                        48
Federal Tax Matters                                                49
Additional Information                                             53
 Voting Rights                                                     53
 Return Privilege                                                  53
 Other Information                                                 54
 Legal Proceedings                                                 54
Contents of the Statement of Additional Information (SAI)
for Lincoln New York Account N for Variable Annuities              55
Appendix A - Condensed Financial Information                       A-1
Appendix B - Condensed Financial Information                       B-1


                                                                               3


Special Terms

In this prospectus, the following terms have the indicated meanings:


4LATERSM Advantage or 4LATER - An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

Account or variable annuity account (VAA) - The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.


Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.


Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.


Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.


Contract value (may be referenced to as account value in marketing materials) - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.


Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.


Death benefit - Before the annuity commencement date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Guaranteed Income Benefits - Options that each provide a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage regular income payments.

i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln New York (we, us, our) - Lincoln Life & Annuity Company of New York
(LNY)

Lincoln SmartSecuritySM Advantage - Provides a Guaranteed Amount to access through periodic withdrawals.


Persistency credit - The additional amount credited to the contract after the seventh contract anniversary.

Purchase payments - Amounts paid into the contract.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.


4


Expense Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.


Contractowner Transaction Expenses:



  o        Surrender charge (as a percentage of purchase payments surrendered/withdrawn):        7.0%*
  o        Transfer charge:                                                                      $ 25**


* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. See Charges and Other Deductions-Surrender Charge.


** The transfer charge will not be imposed on the first 12 transfers during a contract year. We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross reinvestment transfers.


We may apply an interest adjustment to amounts being withdrawn, surrendered or transferred from a guaranteed period account only (except for dollar cost averaging, portfolio rebalancing, cross-reinvestment, withdrawal up to the annual withdrawal limit under the Lincoln SmartSecuritySM Advantage and regular income payments under i4LIFE (Reg. TM) Advantage). See Fixed side of the contract.

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual Account Fee: $30*

Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):



o        Mortality and expense risk charge
o        Administrative charge
o        Total annual charge for each
         subaccount**



         With Enhanced                Guarantee of
         Guaranteed Minimum           Principal Death
         Death Benefit (EGMDB)        Benefit (GOP)         Account Value Death Benefit
         -----------------------      ----------------      ----------------------------
o                1.75%                     1.50%                       1.45%
o                0.15%                     0.15%                       0.15%
                  ----                      ----                        ----
o
                 1.90%                     1.65%                       1.60%


* We do not assess the account fee on contracts issued before October 1, 2003. The account fee will be waived if your contract value is $100,000 or more at the end of any particular year. The account fee will be waived after the fifteenth contract year.


**For contracts purchased before July 22, 2005, the total annual charges are as follows: EGMDB 1.70%; Guarantee of Principal 1.60%; Account Value N/A.


In the event of a subsequent death benefit change, the charge will be based on the charges in effect at the time the contract was purchased.

Optional Rider Charges:

Lincoln SmartSecuritySM Advantage:




                                                     Lincoln SmartSecuritySM            Lincoln SmartSecuritySM
                                                   Advantage - 5 Year Elective        Advantage - 1 Year Automatic
                                                          Step-Up option                     Step-Up option
                                                  -----------------------------      -----------------------------
o        Guaranteed maximum annual
         percentage charge*                                  0.95%                               1.50%
o        Current annual percentage charge*                   0.45%                               0.65%



*The annual percentage charge is assessed against the Guaranteed Amount (initial purchase payment or contract value at the time of election) as adjusted for purchase payments, step-ups and withdrawals. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.



4LATERSM Advantage:





o        Guaranteed maximum annual
         percentage charge*                       1.50%
o        Current annual percentage charge*        0.50%



*The annual percentage charge for the 4LATERSM Advantage is multiplied by the Income Base (initial purchase payment or contract value at the time of election) as adjusted for purchase payments, automatic 15% Enhancements, Resets and withdrawals. The 4LATERSM charge is deducted from the subaccounts on a quarterly basis.



                                                                               5


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2005. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.





                                                      Minimum        Maximum
                                                     ---------      --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):           0.54%          6.86%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):         0.53%          1.72%



* 22 of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2007.


The following table shows the expenses charged by each fund for the year ended
   December 31, 2005:



(as a percentage of each fund's average net assets):


                                                                              Management
                                                                             Fees (before
                                                                             any waivers/
                                                                            reimbursements)      +
AIM V.I. Capital Appreciation Fund (Series II)(1)(2)                        0.61        %
AIM V.I. Core Equity Fund (Series II)(1)(2)(3)                              0.60
AIM V.I. International Growth Fund (Series II)(1)                           0.73
AllianceBernstein Growth and Income Portfolio (Class B)                     0.55
AllianceBernstein Large Cap Growth Portfolio (Class B)                      0.75
AllianceBernstein International Value Portfolio (Class B)(4)                0.75
AllianceBernstein Small/Mid Cap Value Portfolio (Class B)                   0.75
AllianceBernstein Global Technology Portfolio (Class B)                     0.75
American Century Investments VP II Inflation Protection (Class II)          0.49
American Funds Global Growth Fund (Class 2)(5)                              0.58
American Funds Global Small Capitalization Fund (Class 2)(5)                0.74
American Funds Growth Fund (Class 2)(5)                                     0.33
American Funds Growth-Income Fund (Class 2)(5)                              0.28
American Funds International Fund (Class 2)(5)                              0.52
Baron Capital Asset Fund (Insurance Series)                                 1.00
Delaware VIP Capital Reserves Series (Service Class)(6)                     0.50
Delaware VIP Diversified Income Series (Service Class) (7)                  0.65
Delaware VIP Emerging Markets Series (Service Class)(8)                     1.25
Delaware VIP High Yield Series (Service Class)(9)                           0.65
Delaware VIP Value Series (Service Class)(10)                               0.65
Delaware VIP REIT Series (Service Class)(11)                                0.73
Delaware VIP Small Cap Value Series (Service Class)(12)                     0.73
Delaware VIP Trend Series (Service Class)(13)                               0.74
Delaware VIP U.S. Growth Series (Service Class)(14)                         0.65
DWS Equity 500 Index VIP (Class B)(15)                                      0.19
DWS Small Cap Index VIP (Class B)                                           0.35
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(16)           0.57
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service Class 2)(17)        0.47
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(18)               0.57
Fidelity (Reg. TM) Mid Cap Portfolio (Service Class 2)(19)                  0.57
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(20)             0.72



                                                                              12b-1 Fees                  Other Expenses
                                                                              (before any                   (before any
                                                                               waivers/                      waivers/
                                                                            reimbursements)      +        reimbursements)
AIM V.I. Capital Appreciation Fund (Series II)(1)(2)                        0.25        %                 0.29        %
AIM V.I. Core Equity Fund (Series II)(1)(2)(3)                              0.25                          0.27
AIM V.I. International Growth Fund (Series II)(1)                           0.25                          0.38
AllianceBernstein Growth and Income Portfolio (Class B)                     0.25                          0.05
AllianceBernstein Large Cap Growth Portfolio (Class B)                      0.25                          0.06
AllianceBernstein International Value Portfolio (Class B)(4)                0.25                          0.12
AllianceBernstein Small/Mid Cap Value Portfolio (Class B)                   0.25                          0.12
AllianceBernstein Global Technology Portfolio (Class B)                     0.25                          0.17
American Century Investments VP II Inflation Protection (Class II)          0.25                          0.01
American Funds Global Growth Fund (Class 2)(5)                              0.25                          0.04
American Funds Global Small Capitalization Fund (Class 2)(5)                0.25                          0.05
American Funds Growth Fund (Class 2)(5)                                     0.25                          0.02
American Funds Growth-Income Fund (Class 2)(5)                              0.25                          0.01
American Funds International Fund (Class 2)(5)                              0.25                          0.05
Baron Capital Asset Fund (Insurance Series)                                 0.25                          0.09
Delaware VIP Capital Reserves Series (Service Class)(6)                     0.30                          0.21
Delaware VIP Diversified Income Series (Service Class) (7)                  0.30                          0.21
Delaware VIP Emerging Markets Series (Service Class)(8)                     0.30                          0.32
Delaware VIP High Yield Series (Service Class)(9)                           0.30                          0.13
Delaware VIP Value Series (Service Class)(10)                               0.30                          0.13
Delaware VIP REIT Series (Service Class)(11)                                0.30                          0.12
Delaware VIP Small Cap Value Series (Service Class)(12)                     0.30                          0.12
Delaware VIP Trend Series (Service Class)(13)                               0.30                          0.13
Delaware VIP U.S. Growth Series (Service Class)(14)                         0.30                          0.16
DWS Equity 500 Index VIP (Class B)(15)                                      0.25                          0.28
DWS Small Cap Index VIP (Class B)                                           0.25                          0.16
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(16)           0.25                          0.09
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service Class 2)(17)        0.25                          0.09
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(18)               0.25                          0.10
Fidelity (Reg. TM) Mid Cap Portfolio (Service Class 2)(19)                  0.25                          0.12
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(20)             0.25                          0.17



                                                                                                               Total
                                                                                     Total Expenses         Contractual
                                                                                       (before any            waivers/
                                                                                        waivers/           reimbursements
                                                                            =        reimbursements)          (if any)
AIM V.I. Capital Appreciation Fund (Series II)(1)(2)                                 1.15        %
AIM V.I. Core Equity Fund (Series II)(1)(2)(3)                                       1.12
AIM V.I. International Growth Fund (Series II)(1)                                    1.36
AllianceBernstein Growth and Income Portfolio (Class B)                              0.85
AllianceBernstein Large Cap Growth Portfolio (Class B)                               1.06
AllianceBernstein International Value Portfolio (Class B)(4)                         1.12                 -0.01        %
AllianceBernstein Small/Mid Cap Value Portfolio (Class B)                            1.12
AllianceBernstein Global Technology Portfolio (Class B)                              1.17
American Century Investments VP II Inflation Protection (Class II)                   0.75
American Funds Global Growth Fund (Class 2)(5)                                       0.87
American Funds Global Small Capitalization Fund (Class 2)(5)                         1.04
American Funds Growth Fund (Class 2)(5)                                              0.60
American Funds Growth-Income Fund (Class 2)(5)                                       0.54
American Funds International Fund (Class 2)(5)                                       0.82
Baron Capital Asset Fund (Insurance Series)                                          1.34
Delaware VIP Capital Reserves Series (Service Class)(6)                              1.01                 -0.05
Delaware VIP Diversified Income Series (Service Class) (7)                           1.16                 -0.12
Delaware VIP Emerging Markets Series (Service Class)(8)                              1.87                 -0.15
Delaware VIP High Yield Series (Service Class)(9)                                    1.08                 -0.05
Delaware VIP Value Series (Service Class)(10)                                        1.08                 -0.05
Delaware VIP REIT Series (Service Class)(11)                                         1.15                 -0.05
Delaware VIP Small Cap Value Series (Service Class)(12)                              1.15                 -0.05
Delaware VIP Trend Series (Service Class)(13)                                        1.17                 -0.05
Delaware VIP U.S. Growth Series (Service Class)(14)                                  1.11                 -0.05
DWS Equity 500 Index VIP (Class B)(15)                                               0.72                 -0.19
DWS Small Cap Index VIP (Class B)                                                    0.76
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(16)                    0.91
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service Class 2)(17)                 0.81
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(18)                        0.92
Fidelity (Reg. TM) Mid Cap Portfolio (Service Class 2)(19)                           0.94
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(20)                      1.14



                                                                            Total Expenses
                                                                                (after
                                                                             Contractual
                                                                               waivers/
                                                                            reimbursements
                                                                                  s)
AIM V.I. Capital Appreciation Fund (Series II)(1)(2)
AIM V.I. Core Equity Fund (Series II)(1)(2)(3)
AIM V.I. International Growth Fund (Series II)(1)
AllianceBernstein Growth and Income Portfolio (Class B)
AllianceBernstein Large Cap Growth Portfolio (Class B)
AllianceBernstein International Value Portfolio (Class B)(4)                1.11        %
AllianceBernstein Small/Mid Cap Value Portfolio (Class B)
AllianceBernstein Global Technology Portfolio (Class B)
American Century Investments VP II Inflation Protection (Class II)
American Funds Global Growth Fund (Class 2)(5)
American Funds Global Small Capitalization Fund (Class 2)(5)
American Funds Growth Fund (Class 2)(5)
American Funds Growth-Income Fund (Class 2)(5)
American Funds International Fund (Class 2)(5)
Baron Capital Asset Fund (Insurance Series)
Delaware VIP Capital Reserves Series (Service Class)(6)                     0.96
Delaware VIP Diversified Income Series (Service Class) (7)                  1.04
Delaware VIP Emerging Markets Series (Service Class)(8)                     1.72
Delaware VIP High Yield Series (Service Class)(9)                           1.03
Delaware VIP Value Series (Service Class)(10)                               1.03
Delaware VIP REIT Series (Service Class)(11)                                1.10
Delaware VIP Small Cap Value Series (Service Class)(12)                     1.10
Delaware VIP Trend Series (Service Class)(13)                               1.12
Delaware VIP U.S. Growth Series (Service Class)(14)                         1.06
DWS Equity 500 Index VIP (Class B)(15)                                      0.53
DWS Small Cap Index VIP (Class B)
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(16)
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service Class 2)(17)
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(18)
Fidelity (Reg. TM) Mid Cap Portfolio (Service Class 2)(19)
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(20)


6



                                                                            Management                    12b-1 Fees
                                                                           Fees (before                   (before any
                                                                           any waivers/                    waivers/
                                                                          reimbursements)      +        reimbursements)
FTVIPT Franklin Income Sercurities Fund (Class 2)                         0.46        %                 0.25        %
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class 2)(21)        0.48                          0.25
FTVIPT Mutual Shares Securities Fund (Class 2)                            0.60                          0.25
FTVIPT Templeton Global Income Sercurities Fund (Class 2)                 0.62                          0.25
FTVIPT Templeton Growth Securities Fund (Class 2)                         0.75                          0.25
Janus Aspen Mid Cap Growth Portfolio (Service Class)                      0.64                          0.25
Janus Aspen Balanced Portfolio (Service Class)                            0.55                          0.25
Janus Aspen Worldwide Growth Portfolio (Service Class)(22)                0.60                          0.25
Lincoln VIP Aggressive Growth Fund (Service Class)                        0.74                          0.25
Lincoln VIP Bond Fund (Service Class)                                     0.35                          0.25
Lincoln VIP Core Fund (Service Class)(23)                                 0.69                          0.25
Lincoln VIP Capital Appreciation Fund (Service Class)(24)                 0.74                          0.25
Lincoln VIP Equity-Income Fund (Service Class)(25)                        0.73                          0.25
Lincoln VIP Global Asset Allocation Fund (Service Class)                  0.74                          0.25
Lincoln VIP Growth Fund (Service Class)(26)                               0.74                          0.25
Lincoln VIP Growth and Income Fund (Service Class)                        0.33                          0.25
Lincoln VIP Growth Opportunities Fund (Service Class)(27)                 0.99                          0.25
Lincoln VIP International Fund (Service Class)                            0.76                          0.25
Lincoln VIP Money Market Fund (Service Class)                             0.44                          0.25
Lincoln VIP Social Awareness Fund (Service Class)                         0.35                          0.25
Lincoln VIP Conservative Profile Fund (Service Class)(28)                 0.25                          0.25
Lincoln VIP Moderate Profile Fund (Service Class)(28)                     0.25                          0.25
Lincoln VIP Moderately Aggressive Profile Fund (Service Class)(28)        0.25                          0.25
Lincoln VIP Aggressive Profile Fund (Service Class)(28)                   0.25                          0.25
MFS (Reg. TM) VIT Capital Opportunities Series (Service Class)(29)        0.75                          0.25
MFS (Reg. TM)VIT Emerging Growth Series (Service Class)(29)               0.75                          0.25
MFS (Reg. TM) VIT Total Return Series (Service Class)(29)                 0.75                          0.25
MFS (Reg. TM) VIT Utilities Series (Service Class)(29)                    0.75                          0.25
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(30)               0.83                          0.00
Neuberger Berman AMT Regency Portfolio (I Class)(30)                      0.85                          0.00
Putnam VT Growth & Income Fund (Class 1B)                                 0.49                          0.25
Putnam VT Health Sciences Fund (Class 1B)                                 0.70                          0.25



                                                                                   Other Expenses
                                                                                     (before any
                                                                                      waivers/
                                                                          +        reimbursements)      =
FTVIPT Franklin Income Sercurities Fund (Class 2)                                  0.02        %
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class 2)(21)                 0.28
FTVIPT Mutual Shares Securities Fund (Class 2)                                     0.18
FTVIPT Templeton Global Income Sercurities Fund (Class 2)                          0.12
FTVIPT Templeton Growth Securities Fund (Class 2)                                  0.07
Janus Aspen Mid Cap Growth Portfolio (Service Class)                               0.03
Janus Aspen Balanced Portfolio (Service Class)                                     0.02
Janus Aspen Worldwide Growth Portfolio (Service Class)(22)                         0.01
Lincoln VIP Aggressive Growth Fund (Service Class)                                 0.13
Lincoln VIP Bond Fund (Service Class)                                              0.06
Lincoln VIP Core Fund (Service Class)(23)                                          2.92
Lincoln VIP Capital Appreciation Fund (Service Class)(24)                          0.09
Lincoln VIP Equity-Income Fund (Service Class)(25)                                 0.07
Lincoln VIP Global Asset Allocation Fund (Service Class)                           0.19
Lincoln VIP Growth Fund (Service Class)(26)                                        2.48
Lincoln VIP Growth and Income Fund (Service Class)                                 0.05
Lincoln VIP Growth Opportunities Fund (Service Class)(27)                          5.62
Lincoln VIP International Fund (Service Class)                                     0.16
Lincoln VIP Money Market Fund (Service Class)                                      0.10
Lincoln VIP Social Awareness Fund (Service Class)                                  0.07
Lincoln VIP Conservative Profile Fund (Service Class)(28)                          2.01
Lincoln VIP Moderate Profile Fund (Service Class)(28)                              1.17
Lincoln VIP Moderately Aggressive Profile Fund (Service Class)(28)                 1.36
Lincoln VIP Aggressive Profile Fund (Service Class)(28)                            2.57
MFS (Reg. TM) VIT Capital Opportunities Series (Service Class)(29)                 0.23
MFS (Reg. TM)VIT Emerging Growth Series (Service Class)(29)                        0.13
MFS (Reg. TM) VIT Total Return Series (Service Class)(29)                          0.09
MFS (Reg. TM) VIT Utilities Series (Service Class)(29)                             0.15
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(30)                        0.10
Neuberger Berman AMT Regency Portfolio (I Class)(30)                               0.16
Putnam VT Growth & Income Fund (Class 1B)                                          0.05
Putnam VT Health Sciences Fund (Class 1B)                                          0.11



                                                                                                    Total
                                                                          Total Expenses         Contractual
                                                                            (before any            waivers/
                                                                             waivers/           reimbursements
                                                                          reimbursements)          (if any)
FTVIPT Franklin Income Sercurities Fund (Class 2)                         0.73        %
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class 2)(21)        1.01                 -0.02        %
FTVIPT Mutual Shares Securities Fund (Class 2)                            1.03
FTVIPT Templeton Global Income Sercurities Fund (Class 2)                 0.99
FTVIPT Templeton Growth Securities Fund (Class 2)                         1.07
Janus Aspen Mid Cap Growth Portfolio (Service Class)                      0.92
Janus Aspen Balanced Portfolio (Service Class)                            0.82
Janus Aspen Worldwide Growth Portfolio (Service Class)(22)                0.86
Lincoln VIP Aggressive Growth Fund (Service Class)                        1.12
Lincoln VIP Bond Fund (Service Class)                                     0.66
Lincoln VIP Core Fund (Service Class)(23)                                 3.86                 -2.77
Lincoln VIP Capital Appreciation Fund (Service Class)(24)                 1.08                 -0.13
Lincoln VIP Equity-Income Fund (Service Class)(25)                        1.05                 -0.04
Lincoln VIP Global Asset Allocation Fund (Service Class)                  1.18
Lincoln VIP Growth Fund (Service Class)(26)                               3.47                 -2.36
Lincoln VIP Growth and Income Fund (Service Class)                        0.63
Lincoln VIP Growth Opportunities Fund (Service Class)(27)                 6.86                 -5.43
Lincoln VIP International Fund (Service Class)                            1.17
Lincoln VIP Money Market Fund (Service Class)                             0.79
Lincoln VIP Social Awareness Fund (Service Class)                         0.67
Lincoln VIP Conservative Profile Fund (Service Class)(28)                 2.51                 -1.23
Lincoln VIP Moderate Profile Fund (Service Class)(28)                     1.67                 -0.30
Lincoln VIP Moderately Aggressive Profile Fund (Service Class)(28)        1.86                 -0.49
Lincoln VIP Aggressive Profile Fund (Service Class)(28)                   3.07                 -1.61
MFS (Reg. TM) VIT Capital Opportunities Series (Service Class)(29)        1.23                 -0.08
MFS (Reg. TM)VIT Emerging Growth Series (Service Class)(29)               1.13
MFS (Reg. TM) VIT Total Return Series (Service Class)(29)                 1.09
MFS (Reg. TM) VIT Utilities Series (Service Class)(29)                    1.15
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(30)               0.93
Neuberger Berman AMT Regency Portfolio (I Class)(30)                      1.01
Putnam VT Growth & Income Fund (Class 1B)                                 0.79
Putnam VT Health Sciences Fund (Class 1B)                                 1.06



                                                                          Total Expenses
                                                                              (after
                                                                           Contractual
                                                                             waivers/
                                                                          reimbursements
                                                                                s)
FTVIPT Franklin Income Sercurities Fund (Class 2)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class 2)(21)        0.99        %
FTVIPT Mutual Shares Securities Fund (Class 2)
FTVIPT Templeton Global Income Sercurities Fund (Class 2)
FTVIPT Templeton Growth Securities Fund (Class 2)
Janus Aspen Mid Cap Growth Portfolio (Service Class)
Janus Aspen Balanced Portfolio (Service Class)
Janus Aspen Worldwide Growth Portfolio (Service Class)(22)
Lincoln VIP Aggressive Growth Fund (Service Class)
Lincoln VIP Bond Fund (Service Class)
Lincoln VIP Core Fund (Service Class)(23)                                 1.09
Lincoln VIP Capital Appreciation Fund (Service Class)(24)                 0.95
Lincoln VIP Equity-Income Fund (Service Class)(25)                        1.01
Lincoln VIP Global Asset Allocation Fund (Service Class)
Lincoln VIP Growth Fund (Service Class)(26)                               1.11
Lincoln VIP Growth and Income Fund (Service Class)
Lincoln VIP Growth Opportunities Fund (Service Class)(27)                 1.43
Lincoln VIP International Fund (Service Class)
Lincoln VIP Money Market Fund (Service Class)
Lincoln VIP Social Awareness Fund (Service Class)
Lincoln VIP Conservative Profile Fund (Service Class)(28)                 1.28
Lincoln VIP Moderate Profile Fund (Service Class)(28)                     1.37
Lincoln VIP Moderately Aggressive Profile Fund (Service Class)(28)        1.37
Lincoln VIP Aggressive Profile Fund (Service Class)(28)                   1.46
MFS (Reg. TM) VIT Capital Opportunities Series (Service Class)(29)        1.15
MFS (Reg. TM)VIT Emerging Growth Series (Service Class)(29)
MFS (Reg. TM) VIT Total Return Series (Service Class)(29)
MFS (Reg. TM) VIT Utilities Series (Service Class)(29)
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(30)
Neuberger Berman AMT Regency Portfolio (I Class)(30)
Putnam VT Growth & Income Fund (Class 1B)
Putnam VT Health Sciences Fund (Class 1B)



(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganizations as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The Fee Waiver has been restated to reflect this agreement. The expense limitation agreement is in effect through April 30, 2007.

(2) As a result of a reorganization of another Fund into the Fund, which will occur on or about May 1, 2006 for AIM V.I. Capital Appreciation Fund and AIM V.I. Core Equity Fund and June 12, 2006 for AIM V.I. Large Cap Growth Fund, the Fund's Total Annual Operating Expenses have been restated to reflect such reorganization.

(3) Effective upon the closing of the Reorganization which will occur on or about May 1, 2006, the advisor for AIM V.I. Core Equity Fund has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.16% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not



                                                                               7


   taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganizations as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The Fee Waiver has been restated to reflect this agreement. The expense limitation agreement is in effect through April 30, 2007.

(4) Represents a one time waiver of certain legal and accounting expenses paid to the Advisor.

(5) The investment adviser began waiving 5% of its management fees on September 1, 2004. Beginning April 1, 2005, this waiver increased to 10% and will continue at this level until further review. Total annual fund operating expenses do not reflect this waiver. The effect of the waiver on total operating expenses can be found in the Financial Highlights table in the Series prospectus and in the audited financial statements in the Series' annual report.

(6) The investment advisor for the Delaware VIP Capital Reserves Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 0.70%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.50% on the first $500 million, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, 0.425% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(7) The investment advisor for the Delaware VIP Diversified Income Series is Delaware Management Company ("DMC"). Since inception through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. Without such an arrangement, the total operating expense for the Series would have been 0.86% for the fiscal year 2005 (excluding 12b-1 fees). Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, Extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 0.81%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(8) The investment advisor for the Delaware VIP Emerging Markets Series is Delaware Management Company ("DMC"); the sub-advisor is Mondrian Investment Partners, Ltd. ("Mondrian"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 1.50%. Without such an arrangement, the total operating expense for the Series would have been 1.57% for the fiscal year 2005 (excluding 12b-1 fees). Effective May 1, 2006 through April 30, 2007, Mondrian has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 1.50%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 1.25% on the first $500 million, 1.20% on the next $500 million, 1.15% on the next $1.5 billion, 1.10% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(9) The investment advisor for the Delaware VIP High Yield Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 0.78%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(10) The investment advisor for the Delaware VIP Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. In addition, for the period May 1, 2002 through April 30, 2006, DMC voluntarily elected to waive its management fee for this Series to 0.60%. Without such an arrangement, the total operating expense for the Series would have been 0.73% for the fiscal year 2005 (excluding 12b-1 fees). Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 0.86%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(11) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 1.00%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.



8


(12) The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 1.03%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(13) The investment advisor for the Delaware VIP Trend Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 0.92%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(14) The investment advisor for the Delaware VIP US Growth Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 0.87%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(15) Effective September 19, 2005, the Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.28% for Class A and 0.53% for Class B shares until April 30, 2009.

(16) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the funds' custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including thee reductions, the total class operating expenses would have been 0.64% for initial class; 0.74% for service class; and 0.89% for service class 2. These offsets may be discontinued at any time.

(17) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.55% for initial class; 0.65% for service class; and 0.80% for service class 2. These offsets may be discontinued at any time.

(18) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.63% for initial class; 0.73% for service class; and 0.88% for service class 2. These offsets may be discontinued at any time.

(19) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.64% for initial class; 0.74% for service class; and 0.89% for service class 2. These offsets may be discontinued at any time.

(20) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.82% for initial class; 0.92% for service class; and 1.07% for service class 2. These offsets may be discontinued at any time.

(21) The Fund's manager had agreed in advance to reduce its fees with respect to assets invested by the Fund in a Franklin Templeton Money Market Fund for cash management. This arrangement will continue for as long as the Fund invests in the Money Market Fund.

(22) Effective February 1, 2006 for Worldwide Growth Portfolio, the Portfolio's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to its benchmark index. This Change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing the change are included in the Statement of Additional Information of the Fund.

(23) Lincoln Life has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses exceed 0.84% standard class and 1.09% service class of average daily net assets. The Agreement will continue at least through April 30, 2007, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the Fund.

(24) Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.15% of the first $100,000,000 of average net assets of the Fund; 0.10% of the next $150,000,000 of average daily net assets of the Fund; 0.15% of the next $250,000,000 of average daily net assets of the Fund; 0.10% of the next $250,000,000 of average daily net assets of the Fund; 0.15% of the next $750,000,000 of average daily net assets of the Fund; and 0.20% of the excess over $1,500,000,000 of average daily net assets of the Fund. The fee waiver will continue at least through April 30, 2007, and renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.

(25) Effective May 1, 2005 the adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.0% on the first $250,000,000 of average daily net assets of the Fund; 0.05% on the next $500,000,000 of average daily net assets of the Fund; and 0.10% of the excess over $750,000,000 of average daily net assets of the Fund. The waiver will continue at least through April 30, 2007, and renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.

(26) Lincoln Life has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses exceed 0.86% standard class and 1.11% service class of average daily net assets. The Agreement will continue at least through April 30, 2007, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the Fund.



                                                                               9


(27) Lincoln Life has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses exceed 1.18% standard class and 1.43% service class of average daily net assets. The Agreement will continue at least through April 30, 2007, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the Fund.

(28) The "Other Expenses" column reflects the expenses of the particular Lincoln Profile Fund (Conservative 1.28%; Moderate 0.35%; Moderately Aggressive 0.54%; Aggressive 1.66%) and the estimated fees and expenses of the underlying funds invested in by the Profile Funds (Conservative 0.73%; Moderate 0.82%; Moderately Aggressive 0.82%; Aggressive 0.91%). The estimated underlying fund fees and expenses are based on the 2005 fees and expenses of the underlying funds that were owned by each Profile Fund on December 31, 2005. Each Profile Fund's expense ratio will vary based on the actual allocations to the underlying funds that occurred throughout the year. In addition, Lincoln Life has contractually agreed to reimburse each Profile Fund to the extent that the Total Expenses (excluding underlying fund fees and expenses) exceed 0.55%. This Agreement will continue at least through April 30, 2007 and will renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the Funds.

(29) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of service class shares (these fees are referred to as distribution fees). Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may have entered into brokerage arrangements, that reduced or recaptured series' expenses. Any such expense reductions are not reflected in the table. Had these expense reductions been taken into account, "Net Expenses" would be lower. MFS has contractually agreed to bear the series' expenses such that "Other Expenses" (determined without giving effect to the expense reduction arrangements described above), do not exceed 0.15% annually. This expense limitation arrangement excludes management fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the series' investing activities. This contractual fee arrangement will continue until at least April 30, 2007, unless earlier terminated or revised with the consent of the Board of Trustees which oversees the series.

(30) Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2009 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Balanced, Limited Maturity Bond, Mid-Cap Growth, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Balanced, Limited Maturity Bond, Mid-Cap Growth and Partners Portfolios; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation. Net expenses for the Socially Responsive Portfolio were subject to a contractual expense limitation of 1.50% for the year ended December 31, 2005.


For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.



10

EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.


The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB and 4LATERSM Advantage at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



1) If you surrender your contract at the end of the applicable time period:




   1 year         3 years        5 years        10 years
-----------      ---------      ---------      ---------
   $1,713         $3,541         $4,794         $9,085


2) If you annuitize or do not surrender your contract at the end of the applicable time period:




   1 year         3 years        5 years        10 years
-----------      ---------      ---------      ---------
   $1,013         $2,941         $4,794         $9,085



For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. The examples do not reflect persistency credits. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See The Contracts
- i4LIFE (Reg. TM) Advantage including the Guaranteed Income Benefit, 4LATERSM Advantage and Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract am I buying? It is an individual variable or fixed and/or interest adjusted, if applicable, annuity contract between you and Lincoln New York. This prospectus primarily describes the variable side of the contract. See The Contracts.

What is the variable annuity account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Investment Requirements? If you elect 4LATERSM Advantage after May 15, 2006 (or when available in your state) or the Lincoln SmartSecuritySM Advantage or i4LIFE (Reg. TM) Guaranteed Income Benefit after May 15, 2006 (if Investment Requirements have been approved in your state), you will be subject to certain requirements for your subaccount investments. You may be limited in how much you can invest in certain subaccounts. We do not plan to enforce these Investment Requirements at this time. See The Contracts - Investment Requirements.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? If you withdraw purchase payments, you pay a surrender charge from 0% to 7.0% of the surrendered or withdrawn purchase payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions-Surrender Charge.


We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the contract year.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.


                                                                              11

We charge an account fee of $30 on any contract anniversary if the contract value is less than $100,000. This account fee will be waived after the fifteenth contract year. See Charges and other deductions.

We apply a charge to the daily net asset value of the VAA and those charges are:



o        Mortality and expense risk charge
o        Administrative charge
o        Total annual charge for each
         subaccount**



         With Enhanced                Guarantee of
         Guaranteed Minimum           Principal Death
         Death Benefit (EGMDB)        Benefit (GOP)         Account Value Death Benefit
         -----------------------      ----------------      ----------------------------
o                1.75%                     1.50%                       1.45%
o                0.15%                     0.15%                       0.15%
                  ----                      ----                        ----
o
                 1.90%                     1.65%                       1.60%



**For contracts purchased before July 22, 2005, the total annual charges are as follows: EGMDB 1.70%; Guarantee of Principal 1.60%; Account Value N/A.

Additional Optional Riders:


Lincoln SmartSecuritySM Advantage:




                                                    Lincoln SmartSecuritySM            Lincoln SmartSecuritySM
                                                  Advantage - 5 Year Elective        Advantage - 1 Year Automatic
                                                         Step-up Option                     Step-up Option
                                                 -----------------------------      -----------------------------
o        Guaranteed maximum annual
         percentage charge                                  0.95%                               1.50%
o        Current annual percentage charge                   0.45%                               0.65%



4LATERSM Advantage:





o        Guaranteed maximum annual
         percentage charge                       1.50%
o        Current annual percentage charge        0.50%



See Charges and Other Deductions.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

What is a persistency credit? A persistency credit of 0.0875% (or 0.075% on contracts issued before June 6, 2005) of contract value less purchase payments that have been in the contract less than seven years will be credited on a quarterly basis after the seventh anniversary. See The Contracts - Persistency Credits.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.


What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program that provides periodic variable lifetime income payments, a death benefit, and the ability to make purchase payments (IRA contracts only) and withdrawals during a defined period of time. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg.
TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.


What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.



12


May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

What is the Lincoln SmartSecuritySM Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. There are two options available to reset the Guaranteed Amount to the current contract value. See The Contracts - Lincoln SmartSecuritySM Advantage.

What is 4LATERSM Advantage? 4LATERSM Advantage, which may be available for purchase at an additional charge, is a way to guarantee today a minimum payout floor in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATERSM Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. See The Contracts - 4LATERSM Advantage.

What are the Guaranteed Income Benefits? The Guaranteed Income Benefits provide a minimum payout floor for your i4LIFE (Reg. TM) regular income payments. They are available either through 4LATERSM Advantage or may be purchased at the time you elect i4LIFE (Reg. TM) Advantage. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and 4LATERSM Advantage Guaranteed Income Benefit.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days of the date you first receive the contract. You need to return the contract, postage prepaid, to our Servicing office. You assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A and B to this prospectus provide more information about accumulation unit values.



Investment Results

At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.




Financial Statements

The financial statements of the VAA and for us are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.



Lincoln Life & Annuity Company of New York
Lincoln New York is a New York-domiciled life insurance company founded on June 6, 1996. Lincoln New York is a subsidiary of The Lincoln National Life Insurance Company (Lincoln Life). Lincoln Life is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln New York is obligated to pay all amounts promised to policy owners under the policies.


                                                                              13


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.

On April 3, 2006, Jefferson-Pilot Corporation ("Jefferson-Pilot"), a North Carolina corporation, merged with and into Lincoln JP Holdings, L.P., a wholly owned subsidiary of Lincoln National Corporation ("LNC"), the parent company of Lincoln Life, pursuant to a merger agreement among LNC, Jefferson-Pilot, Quartz Corporation, and Lincoln JP Holdings, L.P., dated October 9, 2005, as amended. Lincoln JP Holdings, L.P. is the surviving entity. More information about the merger as well as a copy of the merger agreement can be found in Amendment No. 1 to the Form S-4 (Reg. No. 333-130226) filed by LNC with the SEC. Lincoln New York's obligations as set forth in your variable annuity contract, prospectus and Statement of Additional Information have not changed as a result of this merger.



Variable Annuity Account (VAA)

On March 11, 1999, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or Lincoln New York. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.




Investments of the Variable Annuity Account

You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Administrative, Marketing and Support Service Fees


With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may compensate us (or an affiliate) for administrative, distribution, or other services. It is anticipated that such compensation will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may compensate us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.48%, and as of the date of this prospectus, we were receiving compensation from each fund family. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AIM, AllianceBernstein, American Century, American Funds, Baron, Delaware, DWS, Fidelity, Franklin Templeton, Janus, Lincoln, MFS and Putnam Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) in consideration of services provided and expenses incurred by us in distributing Fund shares. The payment rates range from 0% to 0.30% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



14


Description of the Funds


Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.


Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.


Following are brief summaries of the fund description. More detailed information may be obtained from the current prospectus for the fund which accompanies this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.



 FUND NAME                                                   FUND DESCRIPTION
AIM V.I. Capital Appreciation Fund                          Capital appreciation
 AIM V.I. Core Equity Fund                                   Long-term growth
AIM V.I. International Growth Fund                          Long-term growth
 AllianceBernstein Global Technology Portfolio               Maximum capital appreciation
AllianceBernstein Growth and Income Portfolio               Growth and income
 AllianceBernstein International Value Portfolio             Long-term growth
AllianceBernstein Large Cap Growth Portfolio                Maximum capital appreciation
 AllianceBernstein Small/Mid Cap Value Portfolio             Long-term growth
American Century Investments VP Inflation Protection        Long-term total return
Fund
 American Funds Global Growth Fund                           Long-term growth
American Funds Global Small Capitalization Fund             Long-term growth
 American Funds Growth Fund                                  Long-term growth
American Funds Growth-Income Fund                           Growth and income
 American Funds International Fund                           Long-term growth
Baron Capital Asset Fund                                    Maximum capital appreciation
 Delaware VIP Capital Reserves Series                        Current income



 FUND NAME                                                   MANAGER
AIM V.I. Capital Appreciation Fund                          AIM Advisors, Inc.
 AIM V.I. Core Equity Fund                                   AIM Advisors, Inc.
AIM V.I. International Growth Fund                          AIM Advisors, Inc.
 AllianceBernstein Global Technology Portfolio               AllianceBernstein, L.P.
AllianceBernstein Growth and Income Portfolio               AllianceBernstein, L.P.
 AllianceBernstein International Value Portfolio             AllianceBernstein, L.P.
AllianceBernstein Large Cap Growth Portfolio                AllianceBernstein, L.P.
 AllianceBernstein Small/Mid Cap Value Portfolio             AllianceBernstein, L.P.
American Century Investments VP Inflation Protection        American Century
Fund
 American Funds Global Growth Fund                           Capital Research and Management Company
American Funds Global Small Capitalization Fund             Capital Research and Management Company
 American Funds Growth Fund                                  Capital Research and Management Company
American Funds Growth-Income Fund                           Capital Research and Management Company
 American Funds International Fund                           Capital Research and Management Company
Baron Capital Asset Fund                                    BAMCO, Inc.
 Delaware VIP Capital Reserves Series                        Delaware Management Company


                                                                              15



 FUND NAME                                                    FUND DESCRIPTION
Delaware VIP Diversified Income Series                       Total return
 Delaware VIP Emerging Markets Series                         Capital appreciation
Delaware VIP High Yield Series                               Capital appreciation
 Delaware VIP REIT Series                                     Total return
Delaware VIP Small Cap Value Series                          Capital appreciation
 Delaware VIP Trend Series                                    Capital appreciation
Delaware VIP U.S. Growth Series                              Capital appreciation
 Delaware VIP Value Series                                    Long-term capital appreciation
DWS Equity 500 Index VIP Fund                                Capital appreciation
 DWS Small Cap Index VIP Fund                                 Capital appreciation
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio        Long-term capital appreciation
 Fidelity (Reg. TM) VIP Equity-Income Portfolio               Reasonable income
Fidelity (Reg. TM) VIP Growth Portfolio                      Capital appreciation
 Fidelity (Reg. TM) VIP Mid Cap Portfolio                     Long-term growth
Fidelity (Reg. TM) VIP Overseas Portfolio                    Long-term growth
 FTVIPT Franklin Income Securities Fund                       Current income
FTVIPT Franklin Small-Mid Cap Growth Securities Fund         Long-term growth
 FTVIPT Mutual Shares Securities Fund                         Capital appreciation
FTVIPT Templeton Global Income Securities Fund               Total return
 FTVIPT Templeton Growth Securities Fund                      Long-term growth
Janus Aspen Balanced Portfolio                               Long-term growth and current
                                                             income



 FUND NAME                                                    MANAGER
Delaware VIP Diversified Income Series                       Delaware Management Company
 Delaware VIP Emerging Markets Series                         Delaware Management Company
                                                             Sub-advised by Mondrian Investment
                                                             Partners Limited
Delaware VIP High Yield Series                               Delaware Management Company
 Delaware VIP REIT Series                                     Delaware Management Company
Delaware VIP Small Cap Value Series                          Delaware Management Company
 Delaware VIP Trend Series                                    Delaware Management Company
Delaware VIP U.S. Growth Series                              Delaware Management Company
 Delaware VIP Value Series                                    Delaware Management Company
DWS Equity 500 Index VIP Fund                                Deutsche Asset Management Inc.
                                                             Sub-advised by Northern Trust Investments,
                                                             Inc.
 DWS Small Cap Index VIP Fund                                 Deutsche Asset Management Inc.
                                                             Sub-advised by Northern Trust Investments,
                                                             Inc.
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio        Fidelity Management and Research
                                                             Company
 Fidelity (Reg. TM) VIP Equity-Income Portfolio               Fidelity Management and Research
                                                             Company
Fidelity (Reg. TM) VIP Growth Portfolio                      Fidelity Management and Research
                                                             Company
 Fidelity (Reg. TM) VIP Mid Cap Portfolio                     Fidelity Management and Research
                                                             Company
Fidelity (Reg. TM) VIP Overseas Portfolio                    Fidelity Management and Research
                                                             Company
 FTVIPT Franklin Income Securities Fund                       Franklin Advisers, Inc.
FTVIPT Franklin Small-Mid Cap Growth Securities Fund         Franklin Advisers, Inc.
 FTVIPT Mutual Shares Securities Fund                         Franklin Mutual Advisors, LLC
FTVIPT Templeton Global Income Securities Fund               Templeton Global Advisors Limited
 FTVIPT Templeton Growth Securities Fund                      Templeton Global Advisors Limited
Janus Aspen Balanced Portfolio                               Janus Capital Management LLC


16



 FUND NAME                                             FUND DESCRIPTION
Janus Aspen Mid Cap Growth Portfolio                  Long-term growth
 Janus Aspen Worldwide Growth Portfolio                Long-term growth
Lincoln VIP Aggressive Growth Fund                    Maximum capital appreciation
 Lincoln VIP Bond Fund                                 Current income
Lincoln VIP Capital Appreciation Fund                 Long-term growth
 Lincoln VIP Core Fund                                 Capital appreciation
Lincoln VIP Equity-Income Fund                        Income
 Lincoln VIP Global Asset Allocation Fund              Total return
Lincoln VIP Growth Fund                               Long-term growth
 Lincoln VIP Growth & Income Fund                      Capital appreciation
Lincoln VIP Growth Opportunities Fund                 Long-term growth
 Lincoln VIP International Fund                        Capital appreciation
Lincoln VIP Money Market Fund                         Preservation of capital
 Lincoln VIP Social Awareness Fund                     Capital appreciation
Lincoln VIP Conservative Profile Fund                 Current income
 Lincoln VIP Moderate Profile Fund                     Total return
Lincoln VIP Moderately Aggressive Profile Fund        Growth and income



 FUND NAME                                             MANAGER
Janus Aspen Mid Cap Growth Portfolio                  Janus Capital Management LLC
 Janus Aspen Worldwide Growth Portfolio                Janus Capital Management LLC
Lincoln VIP Aggressive Growth Fund                    Delaware Management Company
                                                      Sub-advised by T. Rowe Price Associates,
                                                      Inc.
 Lincoln VIP Bond Fund                                 Delaware Management Company
Lincoln VIP Capital Appreciation Fund                 Delaware Management Company
                                                      Sub-advised by Janus Capital Management
                                                      LLC
 Lincoln VIP Core Fund                                 Delaware Management Company
                                                      Sub-advised by Salomon Brothers Asset
                                                      Management Inc., a wholly-owned
                                                      subsidiary of Legg Mason, Inc.
Lincoln VIP Equity-Income Fund                        Delaware Management Company
                                                      Sub-advised by Fidelity Management &
                                                      Research Company (FMR)
 Lincoln VIP Global Asset Allocation Fund              Delaware Management Company
                                                      Sub-advised by UBS Global Asset
                                                      Management
Lincoln VIP Growth Fund                               Delaware Management Company
                                                      Sub-advised by Fund Asset Management,
                                                      L.P., doing business as Mercury Advisors
 Lincoln VIP Growth & Income Fund                      Delaware Management Company
Lincoln VIP Growth Opportunities Fund                 Delaware Management Company
                                                      Sub-advised by Fund Asset Management,
                                                      L.P., doing business as Mercury Advisors
 Lincoln VIP International Fund                        Delaware Management Company
                                                      Sub-advised by Mondrian Investment
                                                      Partners Limited
Lincoln VIP Money Market Fund                         Delaware Management Company
 Lincoln VIP Social Awareness Fund                     Delaware Management Company
Lincoln VIP Conservative Profile Fund                 Delaware Management Company
                                                      Sub-advised by Wilshire Associates Inc.
 Lincoln VIP Moderate Profile Fund                     Delaware Management Company
                                                      Sub-advised by Wilshire Associates Inc.
Lincoln VIP Moderately Aggressive Profile Fund        Delaware Management Company
                                                      Sub-advised by Wilshire Associates Inc.


                                                                              17



 FUND NAME                                              FUND DESCRIPTION
Lincoln VIP Aggressive Profile Fund                    Capital appreciation
 MFS (Reg. TM) VIT Capital Opportunities Series         Capital appreciation
MFS (Reg. TM) VIT Emerging Growth Series               Long-term growth
 MFS (Reg. TM) VIT Total Return Series                  Income and growth
MFS (Reg. TM) VIT Utilities Series                     Growth and income
 Neuberger Berman AMT Mid-Cap Growth Portfolio          Capital appreciation
Neuberger Berman AMT Regency Portfolio                 Long-term growth
 Putnam VT Growth & Income Fund                         Capital growth and current
                                                       income
Putnam VT Health Sciences Fund                         Capital appreciation



 FUND NAME                                              MANAGER
Lincoln VIP Aggressive Profile Fund                    Delaware Management Company
                                                       Sub-advised by Wilshire Associates Inc.
 MFS (Reg. TM) VIT Capital Opportunities Series         Massachusetts Financial Services Company
MFS (Reg. TM) VIT Emerging Growth Series               Massachusetts Financial Services Company
 MFS (Reg. TM) VIT Total Return Series                  Massachusetts Financial Services Company
MFS (Reg. TM) VIT Utilities Series                     Massachusetts Financial Services Company
 Neuberger Berman AMT Mid-Cap Growth Portfolio          Neuberger Berman Management, Inc.
Neuberger Berman AMT Regency Portfolio                 Neuberger Berman Management, Inc.
 Putnam VT Growth & Income Fund                         Putnam Investment Management, LLC
Putnam VT Health Sciences Fund                         Putnam Investment Management, LLC



Fund Shares


We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.



Reinvestment of Dividends and Capital Gain Distributions


All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.



Addition, Deletion or Substitution of Investments


We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.


Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.



18

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.




Charges and Other Deductions

We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;

 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);

 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;

 o the risk that, if the i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER Guaranteed Income Benefit is in effect, the required income payments will exceed the account value; and

 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

We apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:



o        Mortality and expense risk charge
o        Administrative charge
o        Total annual charge for each
         subaccount**



         With Enhanced                Guarantee of
         Guaranteed Minimum           Principal Death
         Death Benefit (EGMDB)        Benefit (GOP)         Account Value Death Benefit
         -----------------------      ----------------      ----------------------------
o                1.75%                     1.50%                       1.45%
o                0.15%                     0.15%                       0.15%
                  ----                      ----                        ----
o
                 1.90%                     1.65%                       1.60%



**For contracts purchased before July 22, 2005, the total annual charges are as follows: EGMDB 1.70%; Guarantee of Principal 1.60%; Account Value N/A.


                                                                              19


Surrender Charge


A surrender charge applies (except as described below) to surrenders and withdrawals of purchase payments that have been invested for the periods indicated as follows:


                                                                       Number of contract anniversaries since
                                                                           purchase payment was invested
                                                                    --------------------------------------------
                                                                     0         1         2         3         4+
      Surrender charge as a percentage of the surrendered or        7%        7%        6%        6%        0%
      withdrawn purchase payments

A surrender charge does not apply to:
 o A surrender or withdrawal of a purchase payment beyond the fourth anniversary since the purchase payment was invested;
 o Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to the greater of 10% of current contract value or 10% of the total purchase payments (this does not apply upon surrender of the contract);
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner;
 o A surrender of the contract as a result of the death of the contractowner, joint owner or annuitant;
 o Purchase payments when used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the contract value applied to calculate the benefit amount under any annuity payout option made available by us;

 o Regular income payments made under i4LIFE (Reg. TM) Advantage, including any payments to provide the 4LATER or i4LIFE Guaranteed Income Benefits, or periodic payments made under any annuity payout option made available by us;

 o A surrender or withdrawal of any purchase payments after the onset of a permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code, which disability occurred and has existed continuously for a period of twelve months before the 65th birthday of the contractowner;
 o A surrender or withdrawal of any purchase payments as a result of admittance of the contractowner to an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;
 o A surrender or withdrawal of any purchase payments as a result of the diagnosis of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
 o Withdrawals up to the Annual Withdrawal Limit under the Lincoln SmartSecuritySM Advantage, subject to certain conditions.

For purposes of calculating the surrender charge on withdrawals, we assume that:

1. The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

2. Prior to the fourth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) until exhausted; then
  o from earnings until exhausted.

3. On or after the fourth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  o from earnings and persistency credits until exhausted; then
  o from purchase payments (on a FIFO basis) to which a surrender charge still applies until exhausted.

We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased. The surrender charge is calculated separately for each purchase payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.


20


Account Fee


During the accumulation period, we will deduct $30 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $30 account fee will also be deducted from the contract value upon surrender. This fee will be waived after the fifteenth contract year. The account fee will be waived for any contract with a contract value that is equal to or greater than $100,000 on the contract anniversary. We do not assess the account fee on contracts issued before October 1, 2003.



Transfer Fee


We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the contract year.



Rider Charges


A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln SmartSecuritySM Advantage Charge. During the accumulation period, there is a charge for the Lincoln SmartSecuritySM Advantage, if elected. The Rider charge is currently equal to an annual rate of 0.45% (0.1125% quarterly) if the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option is selected or 0.65% (0.1625% quarterly) for the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option and is applied to the Guaranteed Amount as adjusted. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount on the valuation date the Rider charge is assessed. The charge will not apply to any portion of the Guaranteed Amount in the dollar cost averaging fixed account. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. If you purchase the Rider in the future, the percentage charge will be the current charge in effect at that time up to the maximum 0.95% or 1.50% depending on the option selected.

Under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, the annual Rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

Under both options, if you elect to step-up the Guaranteed Amount, a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the Rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the Rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge for the option. If you never elect to step-up your Guaranteed Amount, your Rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the earlier of the annuity commencement date, election of i4LIFE (Reg. TM) Advantage or termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the Rider charge may be waived. For the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, after the fifth Benefit Year anniversary following the last automatic step-up opportunity, the rider charge may be waived.

Whenever the above conditions are met, on each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider or on the most recent step-up date; and (2) purchase payments made after the step-up, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.



4LATERSM Advantage Charge

Prior to the periodic income commencement date (the valuation date the initial regular income payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER charge is currently 0.50% of the Income Base. The Income Base (an amount equal to the initial purchase payment or contract value at the time of election), as adjusted is a value that will be used to calculate the 4LATER Guaranteed Income Benefit. An amount equal to the quarterly 4LATER Rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER Rider Effective Date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER Rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a Reset to the current Account Value. If you purchase 4LATER in the future, the percentage charge will be the charge in effect at the time you elect 4LATER.



                                                                              21


Upon a reset of the Income Base, a pro-rata deduction of the 4LATER Rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER Rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER Rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER at the time of reset, not to exceed the guaranteed maximum charge of 1.50%. If you never elect to reset your Income Base, your 4LATER Rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the periodic income commencement date, a pro-rata amount of the 4LATER Rider charge will be deducted upon termination of the 4LATER Rider for any reason other than death.

On the periodic income commencement date, a pro-rata deduction of the 4LATER Rider charge will be made to cover the cost of 4LATER since the previous deduction. On and after the periodic income commencement date, the 4LATER Rider charge will be added to the i4LIFE charge as a daily percentage of average account value. This is a change to the calculation of the 4LATER charge because after the periodic income commencement date, when the 4LATER Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER charge is the same immediately before and after the periodic income commencement date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the periodic income commencement date and then multiplied by the average daily account value after the periodic income commencement date.

After the periodic income commencement date, the 4LATER percentage charge will not change unless the contractowner elects additional 15 year step-up periods during which the 4LATER Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15 year period, the 4LATER percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50%.

After the periodic income commencement date, if the 4LATER Guaranteed Income Benefit is terminated, the 4LATER Rider annual charge will also terminate.


4LATERSM Advantage charge:





o        Guaranteed maximum annual
         percentage charge*                       1.50%
o        Current annual percentage charge*        0.50%



*The annual percentage for the 4LATERSM Advantage charge is multiplied by the Income Base (initial purchase payment or contract value at the time of election) as adjusted for purchase payments, automatic 15% Enhancements, Resets and withdrawals. The 4LATER charge is deducted from the subaccounts on a quarterly basis.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.


The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%. Currently, there is no premium tax levied for New York residents.




Other Charges and Deductions

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment if applicable. See Fixed Side of the Contract. Charges may also be imposed during the regular income and annuity payout period. See i4LIFE (Reg. TM) Advantage (including the i4LIFE (Reg. TM) Advantage and 4LATER Guaranteed Income Benefits) and Annuity Payouts.



There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.



Additional Information


The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or


22

 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.




The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.


When a completed application and all other information necessary for processing a purchase order is received at our Servicing office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment within two business days.



Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 90. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-sheltered growth.


Replacement of Existing Insurance


Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.



Purchase Payments


Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $10,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). Purchase payments in total may not exceed $2 million without our approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by New York's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. We reserve the right to limit purchase payments made to the contract.



Persistency Credits


Contractowners will receive a persistency credit on a quarterly basis after the seventh contract anniversary. The amount of the persistency credit is calculated by multiplying the contract value, less any purchase payments that have not been invested in the contract for at least seven years, by 0.0875% (or 0.075% on contracts issued before June 6, 2005). This persistency credit will be allocated to the


                                                                              23

variable subaccounts and the fixed subaccounts in proportion to the contract value in each variable subaccount and fixed subaccount at the time the persistency credit is paid into the contract.

There is no additional charge to receive this persistency credit, and in no case will the persistency credit be less than zero.



Valuation Date


Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.



Allocation of Purchase Payments


Purchase payments allocated to the variable account are placed into the VAA's subaccounts, each of which invests in shares of the class of its corresponding fund, according to your instructions. You may also allocate purchase payments in the fixed subaccount, if available.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account guaranteed period is $2,000, subject to state approval. Upon allocation to a subaccount, purchase payments are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received at our Servicing office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing the purchase payment until we receive it from your agent's broker-dealer. The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.



Valuation of Accumulation Units


Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:


1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus


2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.



Transfers On or Before the Annuity Commencement Date


After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. Currently, there is no charge to you for a transfer. However, we reserve the right to impose a $25 fee for transfers after the first 12 times during a contract year. Transfers are limited to twelve (12) (within and/or between the variable and fixed subaccounts) per contract year unless otherwise authorized by Lincoln New York. Lincoln New York reserves the right to require a 30 day minimum time period between each transfer. Transfers made as a part of an automatic transfer program will not be counted against these twelve transfers.


24

The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Servicing office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Servicing office.

Requests for transfers will be processed on the valuation date that they are received when they are received at our Servicing office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

If your contract offers a fixed account, you also may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:
 o the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and
 o the minimum amount which can be transferred is $300 or the amount in the fixed account.

Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to interest adjustments, if applicable.


Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing


Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders. In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.


Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by



                                                                              25

original signature sent to us by U.S. mail, standard delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.



Transfers After the Annuity Commencement Date


If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account are the same as they were on or before the annuity commencement date.

If you do not select i4LIFE (Reg. TM) Advantage, you may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.



Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Servicing office. For further detailed information on these services, please see Additional Services in the SAI.


Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.


26

Only one of the three additional services (DCA, cross reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross reinvestment running simultaneously.



Death Benefit

The chart below provides a brief overview of how the death benefit proceeds will be distributed, if death occurs prior to i4LIFE (Reg. TM) Advantage elections or to the annuity commencement date. Refer to your contract for the specific provisions applicable upon death.




 UPON DEATH OF:         AND...
contractowner          There is a surviving joint owner
 contractowner          There is no surviving joint owner
contractowner          There is no surviving joint owner
                       and the beneficiary predeceases the
                       contractowner
 annuitant              The contractowner is living
annuitant              The contractowner is living
 annuitant**            The contractowner is a trust or other
                       non-natural person



 UPON DEATH OF:         AND...                                      DEATH BENEFIT PROCEEDS PASS TO:
contractowner          The annuitant is living or deceased         joint owner
 contractowner          The annuitant is living or deceased         designated beneficiary
contractowner          The annuitant is living or deceased         contractowner's estate
 annuitant              There is no contingent annuitant            The youngest contractowner
                                                                   becomes the contingent annuitant
                                                                   and the contract continues. The
                                                                   contractowner may waive* this
                                                                   continuation and receive the death
                                                                   benefit proceeds.
annuitant              The contingent annuitant is living          contingent annuitant becomes the
                                                                   annuitant and the contract continues
 annuitant**            No contingent annuitant allowed             designated beneficiary
                       with non-natural contractowner

* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.


If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this election terminates if you elect i4LIFE (Reg. TM) Advantage or any annuitization option. Generally, the more expensive the death benefit the greater the protection.

You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Servicing office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.

Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant.


Account Value Death Benefit. Contractowners who purchase their contracts on or after July 22, 2005 may select the Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a death benefit equal to the contract value on the valuation date the death benefit is approved by us for payment. Once you have selected this death benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)


Guarantee of Principal Death Benefit. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:


                                                                              27

 o The current contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable.


All references to withdrawals include deductions for applicable charges and premium taxes, if any.
For contracts issued on or after July 22, 2005, you may discontinue the Guarantee of Principal Death Benefit by completing the Death Benefit Discontinuance form and sending it to our Servicing Office. The benefit will be discontinued as of the valuation date we receive the request and the Account Value Death Benefit will apply. We will deduct the charge for the Account Value Death Benefit as of that date. See Charges and other deductions.


Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the death benefit paid will be the greatest of:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value; or
 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner (if applicable) or annuitant for whom the death claim is approved for payment. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

The EGMDB is not available under contracts issued to a contractowner, or joint owner or annuitant, who is age 80 or older at the time of issuance.


You may discontinue the EGMDB at any time by completing the Death Benefit Discontinuance form and sending it to our Servicing office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit will apply, or, if your contract was purchased on or after July 22, 2005 (or later in some states) you may instead choose the Account Value Death Benefit. We will deduct the applicable charge for the new death benefit as of that date. See Charges and Other Deductions.


General Death Benefit Information


Only one of these death benefit elections may be in effect at any one time and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).


Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.


Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

28

 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is over $10,000, the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened. SecureLine (Reg. TM) is not a method of deferring taxation.

The SecureLine (Reg. TM) account is a special service that we offer in which the death benefit proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the death proceeds) a check, we will send a checkbook so that you (or the death proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.


Investment Requirements

Contractowners who have elected 4LATER, the Lincoln SmartSecuritySM Advantage, or i4LIFE Guaranteed Income Benefit will be subject to the following requirements on variable subaccount investments. If you do not elect any of these benefits, the investment requirements will not apply to your contract.

These Investment Requirements will be included in contracts issued after May 15, 2006 if 4LATERSM, the Lincoln SmartSecuritySM Advantage, or i4LIFE (Reg.
TM) Guaranteed Income Benefit (if this language has been approved by your state) is purchased. These Investment Requirements do not apply to contractowners who purchased their Lincoln SmartSecuritySM Advantage, or i4LIFE Guaranteed Income Benefit riders prior to the effective date of the Investment Requirements.

We do not intend to enforce the Investment Requirements at this time. We will notify you at least 30 days in advance of when the Investment Requirements will be enforced. Our decision to enforce these requirements will be based on our review of the subacccount investments of the contractowners who have these riders and market conditions.

No more than 35% of your contract value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts"):
o AIM VI International Growth Fund
o AllianceBernstein Global Technology Portfolio
o AllianceBernstein International Value Portfolio
o AllianceBernstein Small/Mid Cap Value Portfolio
o American Funds Global Growth Fund
o American Funds Global Small Capitalization Fund
o American Funds International Fund
o Baron Capital Asset Fund
o Delaware VIP Emerging Markets Series
o Delaware VIP REIT Series
o Delaware VIP Small Cap Value Series
o Delaware VIP Trend Series
o DWS Small Cap Index VIP
o Fidelity VIP Overseas Portfolio
o FVIPT Franklin Small-Mid Cap Growth Securities Fund
o Janus Aspen Mid Cap Growth Portfolio
o Janus Aspen Worldwide Growth Portfolio



                                                                              29


o Lincoln VIP Aggressive Growth Fund
o Lincoln VIP International Fund
o Lincoln VIP Growth Opportunities Fund
o MFS (Reg. TM) VIT Emerging Growth Series
o Neuberger Berman AMT Mid-Cap Growth Portfolio

All other variable subaccounts will be referred to as "Non-Limited
Subaccounts".

You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the Lincoln VIP Money Market subaccount.

We may move subaccounts on or off the Limited Subaccount list, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Lincoln SmartSecuritySM Advantage


The Lincoln SmartSecuritySM Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. This benefit provides a Guaranteed Amount equal to the initial purchase payment (or contract value if elected after contract issue) adjusted for purchase payments, step-ups and withdrawals in accordance with the provisions set forth below. You may access this benefit through periodic withdrawals. Two different options are available to step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up). You must choose one of these two options:

     Lincoln SmartSecuritySM Advantage -  5 Year Elective Step-up (default) or

     Lincoln SmartSecuritySM Advantage -  1 Year Automatic Step-up


when you purchase the benefit, and the version of the Rider you receive is based on the option you choose. Under the Lincoln SmartSecuritySM Advantage -
5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecuritySM Advantage
- 1 Year Automatic Step-up option, the Guaranteed amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary until the 10th anniversary. After that time, the contractowner will have the opportunity to step-up the Guaranteed Amount and begin a new 10-year period of automatic step-ups. These options are discussed below in detail. All contractowners and the annuitant of the contracts with the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option and contractowners of qualified annuity contracts with the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option must be under age 81.

There is no guarantee that the Lincoln SmartSecuritySM Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. You may be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements.


If the benefit is elected at contract issue, then the Rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Servicing office), the Rider will be effective on the next valuation date following approval by us. You cannot elect the Rider on or after the annuity commencement date (or after the purchase of i4LIFE (Reg. TM) Advantage).

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic


30

step-ups), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.

Guaranteed Amount. The initial Guaranteed Amount varies based on when you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration all Lincoln New York contracts owned by you (or on which you are the annuitant if the contract is owned by a trust or other non-natural owner).

Additional purchase payments automatically increase the Guaranteed Amount (not to exceed the maximum); however, we may restrict purchase payments in the future. We will notify you if we restrict additional purchase payments. Each withdrawal reduces the Guaranteed Amount as discussed below. Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments and step-ups are made and decreases as withdrawals are made.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecuritySM Advantage
- 5 Year Elective Step-up option, after the fifth anniversary of the Rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up. Under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including charges and other deductions), the Rider charge and Account Fee plus any purchase payments made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may elect (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

This step-up will initiate automatic step-ups as described above for another ten years.


Under both options, a contractowner elected step-up may cause a change in the percentage charge for this benefit. See Charges and Other Deductions. Purchase payments or withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates.


Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal limit each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the Rider, the Maximum Annual Withdrawal limit is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option.

The Maximum Annual Withdrawal limit is increased by 7% or 5% (depending on your option) of any additional purchase payments. Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal limit to the greater of:

a. the Maximum Annual Withdrawal limit immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal limit, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal limit will remain the same.


Withdrawals within the Maximum Annual Withdrawal limit are not subject to surrender charges or the interest adjustment, if applicable. If the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal limit (even if they exceed the 5% Maximum Annual Withdrawal limit) only if the withdrawals are taken in the form of systematic monthly or quarterly installments of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this contract value only, as determined by Lincoln. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.



                                                                              31

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal limit:

1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal limit will be the least of:
  o the Maximum Annual Withdrawal limit immediately prior to the withdrawal; or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal limit); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal limit may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal limit.

Under the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal limit may not be sufficient to satisfy your required minimum distributions. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal limit. Withdrawals over the Maximum Annual Withdrawal limit may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal limit, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

You may use one of the following methods to request a withdrawal: submit an individual request at the time of the withdrawal, establish an automatic withdrawal service or select the Guaranteed Amount Annuity Payment Option. The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal limit. Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and your contract terminates. This may result in a partial, final payment. We do not assess a charge for this annuity payment option and, once chosen, this payment option may not be changed. If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.


The tax consequences of withdrawals and annuity payouts are discussed in Federal Tax Matters.


All withdrawals you make, whether or not within the Maximum Annual Withdrawal limit, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.


Death Benefit. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.


If the surviving spouse of the deceased contractowner continues the contract, all terms and conditions of the Rider, including the remaining automatic step-ups under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, will apply to the new contractowner. Under the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a beneficiary elects to receive the death benefit in installments (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecuritySM Advantage if desired. Automatic step-ups under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal limit, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecuritySM Advantage equal to his or her share of the death benefit.

Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent contractowner-elected step-up of the Guaranteed Amount, the Rider may be terminated. This Rider will automatically terminate


32

 o on the annuity commencement date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner);or
 o upon the last payment of the Guaranteed Amount.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can re-elect either option.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecuritySM Advantage in force are guaranteed the option to purchase i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit) under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. See i4LIFE (Reg. TM) Advantage.

Availability. This Rider is available for contracts issued after October 1, 2003. In addition, the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option may not be available for contracts sold through certain broker/dealers.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.



Joint Ownership


If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant


The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change. The new annuitant must be under age 90 as of the effective date of the change. This change may cause a reduction in the death benefit on the death of the annuitant. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the annuity commencement date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.


Surrenders and Withdrawals

Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Servicing Office), subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the Servicing office. If we receive a surrender or withdrawal request at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the interest adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Servicing office. The payment may be postponed as permitted by the 1940 Act.

If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.



                                                                              33


The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed into an interest-bearing account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.

There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with the withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Small Contract Surrenders


We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($2,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for three (3) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge.



Delay of Payments


Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/ or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.



Reinvestment Privilege


You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.


This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Servicing office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Servicing office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract


We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).


34


Distribution of the Contracts


Lincoln Financial Advisors Corporation ("LFA"), an affiliate of ours, serves as principal underwriter for the contracts. LFA is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, and is a member of NASD, Inc. We offer the contracts through LFA and LFA also pays commissions to our sales representatives ("Lincoln Sales Representatives"), who are also associated with LFA. We and LFA also may enter into selling agreements with and pay commissions to other broker-dealers ("Selling Firms") for the sale of the contracts.


Compensation Paid to LFA. LFA, in addition to acting as principal underwriter, is also a member of the selling group. In its role as a member of the selling group, the maximum commission paid to LFA for the sale of contracts is 6.00% of purchase payments, plus up to 0.25% quarterly based on contract value. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission paid to LFA is 6.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFA also receives from Lincoln Life payment for the operating expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives who are also Lincoln Sales Representatives a portion of the commissions received for their sales of contracts. Lincoln Sales Representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, Lincoln Sales Representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help Lincoln Sales Representatives and their managers qualify for such benefits. Lincoln Sales Representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. We pay commissions to all Selling Firms. The maximum commission paid to Selling Firms, other than LFA, is 6.00% of purchase payments, plus up to 0.25% quarterly based on contract value. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission paid to Selling Firms is 6.00% of annuitized value and/or ongoing annual compensation of up to 1.15% of annuity value or statutory reserves. Lincoln Financial Distributors, Inc., our affiliate, is a broker-dealer and acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

We may pay certain Selling Firms or their affiliates additional amounts for:
(1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers. We may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. We may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2005 is contained in the Statement of Additional Information (SAI).

Depending on the particular selling arrangements, there may be others whom we compensate for the distribution activities. For example, we may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln New York. We may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.



                                                                              35


Contractowner Questions


The obligations to purchasers under the contracts are those of Lincoln New York. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-888-868-2583.


i4LIFE (Reg. TM) Advantage


i4LIFE (Reg. TM) Advantage (the Variable Annuity Income Rider in your contract) is an optional annuity payout rider you may elect and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER Guaranteed Income Benefit (described below) for an additional charge.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, periodic regular income payments for life. These payouts are made during an Access Period, where you have access to the Account Value. After the Access Period ends, payouts continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. The initial regular income payment is calculated from the Account Value on the periodic income commencement date, a date no more than 14 days prior to the date you select to begin receiving the regular income payments. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP and SARSEP markets). This option is subject to a charge (imposed only during the i4LIFE (Reg. TM) Advantage payout phase) computed daily on the average account value. See i4LIFE (Reg. TM) Advantage charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected after the contract has been in effect for at least 12 months and before an annuity payout option is elected by sending a written request to our Servicing Office. If you purchased 4LATERSM Advantage, you must wait at least one year before you can purchase i4LIFE (Reg. TM) Advantage. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, secondary life, if applicable, and make several choices about your regular income payments. The annuitant may not be changed after i4LIFE (Reg.
TM) Advantage is elected. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant is age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless the 4LATERSM Advantage Guaranteed Income Benefit or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit has been elected. A joint payout with a secondary life is not currently available with IRAs if either the 4LATERSM Advantage Guaranteed Income Benefit or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit has been elected.


Additional purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.


If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The contracts - Transfers on or before the annuity commencement date.

When you elect i4LIFE (Reg. TM) Advantage you must select a death benefit option. Once i4LIFE (Reg. TM) Advantage begins, any prior death benefit election will terminate and the i4LIFE (Reg. TM) Advantage death benefit will be in effect. Existing contractowners who elect i4LIFE (Reg. TM) Advantage must choose a death benefit of equal or lesser value than the death benefit option in effect during the accumulation phase. You cannot choose a greater death benefit option with i4LIFE (Reg. TM) Advantage. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began. See i4LIFE (Reg. TM) Advantage death benefits.

i4LIFE (Reg. TM) Advantage Charges. i4LIFE (Reg. TM) Advantage is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the net asset value of the Account Value in the VAA. The annual rate of the i4LIFE (Reg. TM) Advantage charge is: 2.00% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.05% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.30% for the i4LIFE (Reg. TM) Advantage EGMDB which is available only with non-qualified annuity contracts. This charge consists of an administrative charge of 0.15% and the balance is a mortality and expense risk charge. If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined. Refer to the Charges and Other Deductions section of your prospectus for more information about the purpose of these charges.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make regular income payments for the rest of your life (or the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit.



36


We will establish the minimum (currently 5 years) and maximum (currently to age 115 for non-qualified contracts; to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments made and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero.

Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial regular income payment, the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your regular income payments. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have regular income payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level regular income payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, or 5% may be available. The higher the assumed investment return you choose, the higher your initial regular income payment will be and the higher the return must be to increase subsequent regular income payments. You also choose the length of the Access Period. At this time, changes can only be made on periodic income commencement date anniversaries.

Regular income payments are not subject to any surrender charges or applicable interest adjustments. See Charges and other deductions. For information regarding income tax consequences of regular income payments, see Federal tax matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
 o the age and sex of the annuitant and secondary life, if applicable;
 o the length of the Access Period selected;
 o the frequency of the regular income payments;
 o the assumed investment return you selected; and
 o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent regular income payments during the Access Period. Each subsequent regular income payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.



                                                                              37


Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or secondary life dies during the Access Period, regular income payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher regular income payment.

If the annuitant (and secondary life if applicable) dies during the Access Period, the annuity factor will be revised for a non-life contingent regular income payment and regular income payments will continue until the Account Value is fully paid out and the Access Period ends. As an alternative, a death benefit may be paid.

Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. Your earlier elections regarding the frequency of regular income payments, assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
 o the age and sex of the annuitant and secondary life (if living);
 o the frequency of the regular income payments;
 o the assumed investment return you selected; and
 o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent regular income payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your regular income payments will vary based on the value of your annuity units. If your regular income payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln New York's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular income payments will continue for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the lifetime income period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available for both qualified and non-qualified annuity contracts during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit is available for non-qualified contracts, and qualified contracts after May 15, 2006 or later, depending on state availability, during the Access Period and will be equal to the greater of:
 o the Account Value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
  o regular income payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the death benefit by the dollar amount of the payment; and
  o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the contract or Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

The following example demonstrates the impact of a proportionate withdrawal on your death benefit:


38






         o i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit        $200,000
         o Total i4LIFE (Reg. TM) Regular Income payments                         $ 25,000
         o Additional Withdrawal                                                  $15,000 ($15,000/$150,000=10% withdrawal)
         o Account Value at the time of Additional Withdrawal                     $150,000



Death Benefit Value after i4LIFE (Reg. TM) regular income payment = $200,000 -
 $25,000 = $175,000
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500


The regular income payments reduce the death benefit by $25,000 and the additional withdrawal causes a 10% reduction in the death benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Servicing Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is available only for non-qualified annuities during the Access Period. This benefit is the greatest of:
 o the Account Value as of the valuation date on which we approve the payment of the claim; or
 o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
  o regular income payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the death benefit by the dollar amount of the payment or in the same proportion that regular income payments reduce the Account Value, depending on the terms of your contract; and
  o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election; or
 o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted in the same proportion that regular income payments and withdrawals reduce the contract value or Account Value.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive death benefit option) prior to electing i4LIFE (Reg. TM) Advantage and this death benefit was in effect when you purchased i4LIFE (Reg.
TM) Advantage, we will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Servicing office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive regular income payments. Upon the death of the secondary life, no death benefit is paid.

If you are the owner of an IRA annuity contract, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:



                                                                              39


1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal tax matters.

Upon notification to us of the death, regular income payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and regular income payments will continue. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


General i4LIFE Provisions

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The interest adjustment may apply.

The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit Payments:





         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal        $  1,200
         o Guaranteed Income Benefit before Withdrawal                      $    750
         o Account Value at time of Additional Withdrawal                   $150,000
         o Additional Withdrawal                                            $15,000 (a 10% withdrawal)



Reduction in i4LIFE (Reg. TM) Regular Income payment for Withdrawal = $1,200 X
 10 % = $120
     i4LIFE (Reg. TM) Regular Income payment after Withdrawal = $1,200 - $120 = $1,080

Reduction in Guaranteed Income Benefit for Withdrawal = $750 X 10% = $75
     Guaranteed Income Benefit after Withdrawal = $750 - $75 = $675

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The interest adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you may choose the Guarantee of Principal (if you had the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit) or Account Value death benefit options. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATERSM Advantage

4LATERSM Advantage provides protection against market loss for your i4LIFE (Reg. TM) Advantage regular income payments. 4LATERSM Advantage includes the calculation of an Income Base (described below), prior to the time regular income payments begin, which is then used to establish a minimum payout floor for the regular income payments. The minimum payout floor called the 4LATERSM Advantage Guaranteed Income Benefit ensures that once you elect i4LIFE (Reg.
TM) Advantage, you will always receive a payout amount at least equal to the Guaranteed Income Benefit, regardless of market performance. Election of this rider may limit how much you can invest in certain subaccounts. See the Contracts - Investment Requirements.



40


4LATERSM Advantage Prior to i4LIFE (Reg. TM) Advantage

The following discussion covers the operation of 4LATERSM Advantage during the accumulation phase of your annuity. This is prior to the time i4LIFE (Reg. TM) Advantage regular income payments begin.

Income Base. The Income Base is a value established when you purchase 4LATERSM Advantage and will only be used to calculate the 4LATERSM Advantage Guaranteed Income Benefit at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATERSM Advantage at the time you purchase the contract, the Income Base initially equals the purchase payments. If you elect 4LATERSM Advantage after we issue the contract, the Income Base will initially equal the contract value on the 4LATERSM Advantage Rider effective date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation period, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have us automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATERSM Advantage Guaranteed Income Benefit, the Income Base is used in the 4LATERSM Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATERSM Advantage Rider effective date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATERSM Advantage provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATERSM Advantage or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATERSM Advantage charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATERSM Advantage Rider Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment.


Example:




         Initial Purchase Payment                                   $100,000
         Purchase Payment 60 days later                             $ 10,000
                                                                    --------
         Income Base                                                $110,000
         Future Income Base (during the 1st Waiting Period)         $126,500        ($110,000 x 115%)
         Income Base (after 1st Waiting Period)                     $126,500
         New Future Income Base (during 2nd Waiting Period)         $145,475        ($126,500 x 115%)



Any purchase payments made after the 4LATERSM Advantage Rider Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:




         Income Base                                                   $100,000
         Purchase Payment in Year 2                                    $ 10,000
         New Income Base                                               $110,000
                                                                       --------
         Future Income Base (during 1st Waiting Period-Year 2)         $125,500
         Income Base (after 1st Waiting Period)                        $125,500
         New Future Income Base (during 2nd Waiting Period)            $144,325



         Income Base
         Purchase Payment in Year 2
         New Income Base
         Future Income Base (during 1st Waiting Period-Year 2)        ($100,000 x 115%) + ($10,000 x 100%) +
                                                                      (10,000 x 15% x 1/3)
         Income Base (after 1st Waiting Period)
         New Future Income Base (during 2nd Waiting Period)           (125,500 x 115%)



Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.



                                                                              41


During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATERSM Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATERSM Advantage Rider effective date. The Maximum Income Base will be increased by 200% of any additional purchase payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000.

After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.


Example:




      Income Base                               $100,000        Maximum Income Base                     $200,000
      Purchase Payment in Year 2                $ 10,000        Increase to Maximum Income Base         $ 20,000
      New Income Base                           $110,000        New Maximum Income Base                 $220,000
      Future Income Base after Purchase         $125,500        Maximum Income Base                     $220,000
       Payment
      Income Base (after 1st Waiting            $125,500
       Period)
      Future Income Base (during 2nd            $144,325        Maximum Income Base                     $220,000
       Waiting Period)
      Contract Value in Year 4                  $112,000
      Withdrawal of 10%                         $ 11,200
      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                            $100,800
      Income Base                               $112,950
      Future Income Base                        $129,892        Maximum Income Base                     $198,000



Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATERSM Advantage Rider effective date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Servicing Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income
Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Servicing Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATERSM Advantage Rider effective date and starting with each anniversary of the 4LATERSM Advantage Rider effective date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.



42


4LATERSM Advantage Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage regular income payments, the greater of the Income Base accumulated under the 4LATERSM Advantage or the contract value will be used to calculate the 4LATERSM Advantage Guaranteed Income Benefit. The 4LATERSM Advantage Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage regular income payments. The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value on the periodic income commencement date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATERSM Advantage Rider. If the contract value is used to establish the 4LATERSM Advantage Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATERSM Advantage Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATERSM Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATERSM Advantage Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg. TM) Advantage regular income payment. If your regular income payment is less than the 4LATERSM Advantage Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the 4LATERSM Advantage Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:




      4LATER Guaranteed Income Benefit          $ 5,692         i4LIFE (Reg. TM) regular income payment          $ 5,280







         i4LIFE (Reg. TM) Account Value before payment                  $80,000
         Regular Income Payment                                         -                $5,280
         Additional payment for 4LATER Guaranteed Income Benefit        -                $  412
------------------------------------------------------------------                       ------
         i4LIFE (Reg. TM) Account Value after payment                   $74,308



If your Account Value reaches zero as a result of withdrawals to provide the 4LATERSM Advantage Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATERSM Advantage Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATERSM Advantage Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATERSM Advantage Guaranteed Income Benefit for as long as the annuitant (or for nonqualified contracts, the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period).

If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the 4LATERSM Advantage Guaranteed Income Benefit, the 4LATERSM Advantage Guaranteed Income Benefit will never come into effect.

The 4LATERSM Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current regular income payment, if that result is greater than the immediately prior 4LATERSM Advantage Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to us. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATERSM Advantage Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge. After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost).

Under 4LATERSM Advantage, additional purchase payments cannot be made to your contract after the periodic income commencement date. The 4LATERSM Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage regular income payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATERSM Advantage Guaranteed Income Benefit is the longer of 20 years or the difference between your current age (nearest birthday) and age 90. (Note: i4LIFE (Reg. TM) Advantage can have a shorter Access Period if a Guaranteed Income Benefit is not provided.)



                                                                              43


If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your regular income payment, your 4LATERSM Advantage Guaranteed Income Benefit will also be recalculated and reduced. The 4LATERSM Advantage Guaranteed Income Benefit will be adjusted in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the 4LATERSM Advantage Rider will terminate.

When you make your 4LATERSM Advantage Guaranteed Income Benefit and i4LIFE (Reg. TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage regular income payments. Once you have elected 4LATERSM Advantage, the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage regular income payment = $6375 Current 4LATERSM Advantage Guaranteed Income Benefit = $5692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage regular income payment after extension = $5355 Reduction in i4LIFE (Reg. TM) Advantage regular income payment = $5355 \d
 $6375 = 84%
     Reduction in 4LATERSM Advantage Guaranteed Income Benefit = $5692 x 84% = $4781


General Provisions of 4LATERSM Advantage

Eligibility. To purchase 4LATERSM Advantage, all contractowners and the annuitant must be age 80 or younger. Contractowners of qualified contracts should be younger than age 77 to receive the full benefit of 4LATERSM Advantage, since i4LIFE (Reg. TM) Advantage must be elected by age 80. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATERSM Advantage, you will not receive the benefit of the Future Income Base.

4LATERSM Advantage Rider Effective Date. If 4LATERSM Advantage is elected at contract issue, then it will be effective on the contract's effective date. If 4LATERSM Advantage is elected after the contract is issued (by sending a written request to our Servicing Office), then it will be effective on the next valuation date following approval by us.

Termination. After the later of the third anniversary of the 4LATERSM Advantage Rider Effective Date or the most recent Reset, the 4LATERSM Advantage Rider may be terminated upon written notice to us. Prior to the periodic income commencement date, 4LATERSM Advantage will automatically terminate upon any of the following events:
 o termination of the contract to which this 4LATERSM Advantage Rider is attached;
 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner).

After the periodic income commencement date, the 4LATERSM Advantage Rider will terminate due to any of the following events:
 o the death of the annuitant (or for non-qualified contracts, the later of the death of the annuitant or secondary life if a joint payout was elected); or

 o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the 4LATERSM Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATERSM Advantage prior to the periodic income commencement date, you must wait one year before you can re-elect 4LATERSM Advantage or purchase the Lincoln SmartSecuritySM Advantage. If you terminate the 4LATERSM Advantage Rider on or after the periodic income commencement date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

Availability. The availability of 4LATERSM Advantage will depend upon your state's approval of the 4LATERSM Advantage Rider. You cannot elect 4LATERSM Advantage after an annuity payout option has been elected, including i4LIFE (Reg. TM) Advantage or Income4Life (Reg. TM) Solution and it cannot be elected on contracts that currently have Lincoln SmartSecuritySM Advantage. 4LATERSM Advantage will be available to current contractowners on or after June 7, 2006.




44


After June 7, 2006, current contractowners who wish to drop the Lincoln SmartSecuritySM Advantage and move to 4LATERSM Advantage may do so until December 31, 2006 (or 90 days after approval in your state if later). Factors to consider when deciding which rider is appropriate are: 1) whether you are interested in current income versus i4LIFE (Reg. TM) Advantage guaranteed regular income payments at a later date; 2) whether you are interested in the 15% automatic enhancement to the Income Base after each Waiting Period; 3) whether you want more flexibility in structuring your income provided by i4LIFE (Reg. TM) Advantage; 4) if your current contract will be subject to Investment Requirements; or 5) the current charge under each rider. You may want to discuss this with your registered representative before making a decision.

Contractowners who drop Lincoln SmartSecuritySM Advantage and elect 4LATERSM Advantage will not carry their Lincoln SmartSecuritySM Advantage Guaranteed Amount over into the new 4LATERSM Advantage. The 4LATERSM Advantage Income Base will be established based on the contractowner's contract value on the effective date of 4LATERSM Advantage. After December 31, 2006, contractowners who drop Lincoln SmartSecuritySM Advantage will have to wait one year before they can elect 4LATERSM Advantage. See The Contracts - Lincoln SmartSecuritySM Advantage.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

For those who did not elect 4LATERSM Advantage, there is a Guaranteed Income Benefit available for purchase which ensures that your regular income payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. The current annual charge is 0.50% which is added to the i4LIFE (Reg. TM) Advantage charge for a total of 2.50% of the net asset value of the Account Value in the VAA for the i4LIFE (Reg. TM) Advantage Account Value death benefit and 2.55% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit. For non-qualified contracts, the annual charge is 2.80% if the i4LIFE (Reg. TM) Advantage EGMDB is elected. Once the Guaranteed Income Benefit is elected, additional purchase payments cannot be made to the contract. Check with your investment representative regarding the availability of this benefit. Election of this rider may limit how much you can invest in certain subaccounts. See the Contracts - Investment Requirements.

The i4LIFE (Reg. TM) Guaranteed Income Benefit is different from the 4LATERSM Guaranteed Income Benefit previously discussed because if you elect 4LATERSM Advantage currently, you will be guaranteed the availability of a minimum payout floor in the future. There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option for new elections at any time. i4LIFE (Reg. TM) Guaranteed Income Benefit, if available, is purchased when you elect i4LIFE (Reg. TM) Advantage or anytime during the Access Period. In addition, the 4LATERSM Guaranteed Income Benefit has a guaranteed value, the Income Base, which can be used as an alternative to the contract value, if higher, to establish the Guaranteed Income Benefit floor. This Income Base is not available with the i4LIFE (Reg. TM) Guaranteed Income Benefit.

The Guaranteed Income Benefit is initially equal to 75% of the regular income payment in effect at the time the Guaranteed Income Benefit is elected. Contractowners who purchased the Lincoln SmartSecuritySM Advantage can use the remaining Guaranteed Amount (if greater than the contract value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit. The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial regular income payment times [the remaining Guaranteed Amount divided by the contract value].

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit. This withdrawal will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or for nonqualified contracts, the secondary life, if applicable) is living.

If you purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on or after May 15, 2006 (or later depending on state availability), an automatic step-up feature will be included for no additional charge. The automatic step-up feature works as follows: After the periodic income commencement date, the Guaranteed Income Benefit will automatically step-up every three years to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary during a 15-year step-up period. At the end of a 15-year step-up period, you may elect a new 15-year step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you. After we administer this election, you have 30 days to notify us if you wish to reverse the election. At the time of a reset of the 15 year period, the Guaranteed Income Benefit charge may increase subject to the guaranteed maximum charge of 1.50%. (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges.)



                                                                              45


The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. See General i4LIFE (Reg. TM) Provisions for an example.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:

     o A 4% assumed investment return (AIR) will be used to calculate the regular income payments.
 o The minimum Access Period required for this benefit is the longer of 20 years or the difference between your age (nearest birthday) and age 90. (The minimum Access Period is 15 years if the Guaranteed Income Benefit was elected prior to the availability of the automatic step-up feature.)
     o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years) thereby reducing your regular income payment, your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will also be reduced. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be reduced in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATERSM Guaranteed Income Benefit section.

Contractowners who currently have the prior version of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit have the opportunity to substitute this new increasing version of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit until December 31, 2006 (or 90 days after approval in your state if later). Contractowners who change to the increasing i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit may have to extend the Access Period, which will result in lower regular income payments and a lower Guaranteed Income Benefit. In addition, if the Account Value is less than when the original i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit was elected, the new Guaranteed Income Benefit may be lower. Contractowners will also be subject to certain investment requirements. See The Contracts - Investment Requirements.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected on a nonqualified contract); or
  o a contractowner requested decrease in the Access Period or a change to the periodic income payment frequency; or
  o upon written notice to us.

A termination due to a decrease in the Access Period, a change in the periodic income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage regular income payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.


Annuity Payouts


When you apply for a contract, you may select any annuity commencement date permitted by law, which is usually on or before the contractowner's 90th birthday.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.



Annuity Options

The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage.


Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.


46

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.


Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:

 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Servicing office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Servicing office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk charge of 1.25% and the charge for administrative services of 0.15% will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.



Variable Annuity Payouts


Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4% or 5% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future


                                                                              47

annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.

General Information

Any previously selected death benefit in effect before the annuity commencement date will no longer be available on and after the annuity commencement date. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Servicing office. You must give us at least 30 days notice before the date on which you want payouts to begin. Annuity payouts cannot commence within 12 months of the effective date of the contract.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.



Fixed Side of the Contract


Purchase payments and contract value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an effective interest rate of not less than 1.50% per year on amounts held in a fixed account.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.



Guaranteed Periods


The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.

The owner may allocate purchase payments to one or more fixed subaccounts with guaranteed periods of 1 to 10 years. We may add guaranteed periods or discontinue accepting purchase payments into one or more guaranteed periods at any time. The minimum amount of any purchase payment that can be allocated to a fixed subaccount is $2,000. Lincoln New York may offer a fixed subaccount for a period of less than one year for the purpose of dollar cost averaging. Each purchase payment allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the interest adjustment. Each guaranteed period purchase payment will be treated separately for purposes of determining any applicable interest adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the contractowner in writing at least 45 but not more than 75 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless we receive, prior to the end of a guaranteed period, a written


48

election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by us. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.




Federal Tax Matters


Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.



Nonqualified Annuities


This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.



Tax Deferral On Earnings


The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.



Contracts Not Owned by an Individual


If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decendent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.



Investments in the VAA Must Be Diversified


For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions


Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.



                                                                              49


Loss of Interest Deduction


After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.



Age at which Annuity Payouts Begin


Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.



Tax Treatment of Payments


We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.



Taxation of Withdrawals and Surrenders

You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has Lincoln SmartSecuritySM Advantage, and if your Guaranteed Amount immediately before a withdrawal exceeds your account value, the tax law could require that an additional amount be included in income. Please consult your tax adviser.


Taxation of Annuity Payouts

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the access period, they are taxed in the same manner as a withdrawal during the deferral period.


Taxation of Death Benefits


We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.



Penalty Taxes Payable on Withdrawals, Surrenders, or Annuity Payouts


The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o you receive from an immediate annuity,

50

 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).



Special Rules if You Own More Than One Annuity Contract


In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.



Loans and Assignments


Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.



Gifting a Contract


If you transfer ownership of your contract, other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.



Charges for Additional Benefits

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge and charges for other optional riders, if any, as a contract withdrawal.


Qualified Retirement Plans


We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts


Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)

 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans


We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.


Tax Treatment of Qualified Contracts


                                                                              51

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.


Tax Treatment of Payments


The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions


Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.

Federal Penalty Taxes Payable on Distributions


The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.


Transfers and Direct Rollovers


As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


52


Death Benefit and IRAs


Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.



Federal Income Tax Withholding


We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.



Our Tax Status


Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.



Changes in the Law


The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.




Additional Information

Voting Rights

As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Fund shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.


Whenever a shareholders meeting is called, each person having a voting interest in a subaccount will receive proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege


Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Servicing office at PO Box 7866, 1300 S. Clinton Street, Fort Wayne, IN 46802-7866. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes which had been deducted. No applicable interest adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value during the free-look period.

IRA purchasers will receive purchase payments only.

                                                                              53


State Regulation


As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance. Our books and accounts are subject to review and examination by the New York Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.



Records and Reports


As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.



Other Information


A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln New York and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnRetirement.com, select service centers and continue on through the Internet Service Center.



Legal Proceedings

Lincoln New York is involved in various pending or threatened legal proceedings arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings ultimately will be resolved without materially affecting the financial position of Lincoln New York, the VAA or the Principal Underwriter.



54


Contents of the Statement of Additional Information (SAI) for Lincoln New York Account N for Variable Annuities




Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Advertising
Additional Services
Other Information
Financial Statements


For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
                     Lincoln ChoicePlus Assurance (L Share)
               Lincoln New York Account N for Variable Annuities











Please send me a free copy of the current Statement of Additional Information for Lincoln New York Variable Annuity Account N (Lincoln ChoicePlus Assurance (L Share)).


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City ---------------------------------------------------  State ---------
Zip ---------


Mail to Lincoln Life & Annuity Company of New York, PO Box 7866, Fort Wayne, Indiana 46801-7866.

                                                                              55


Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relating to accumulation unit values and accumulation units for funds available on the periods ended December 31 comes from the VAA's financials. It should be read along with the VAA's financial statements and notes which are all included in the SAI.




                                    with EGMDB                                         with GOP
                   --------------------------------------------      --------------------------------------------
                    Accumulation unit value                           Accumulation unit value
                   -------------------------        Number of        -------------------------        Number of
                    Beginning        End of        accumulation       Beginning        End of        accumulation
                    of period        period           units           of period        period           units
                   -----------      --------      -------------      -----------      --------      -------------
                    (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in
                                                               2004.)
AIM V.I. Growth Fund
2003.........          N/A            N/A              N/A               N/A            N/A              N/A
2004.........          9.689        10.288                1*             N/A            N/A              N/A
2005.........          N/A            N/A              N/A               N/A            N/A              N/A
-------------          -----        ------             ----              --           ------             ---
AIM V.I. International Growth Fund
2003.........          N/A            N/A              N/A               N/A            N/A              N/A
2004.........          N/A            N/A              N/A              13.331        16.229                1*
2005.........          N/A            N/A              N/A              16.229        18.799                1*
-------------          -----        ------             ----             ------        ------             ----
AIM V.I. Premier Equity Fund
2003.........          N/A            N/A              N/A               N/A            N/A              N/A
2004.........          N/A            N/A              N/A               N/A            N/A              N/A
2005.........          N/A            N/A              N/A               N/A            N/A              N/A
-------------          -----        ------             ----             ------        ------             ----
AllianceBernstein VP Global Technology Portfolio
2003.........          7.339        10.376               50             15.397        15.569              833
2004.........         10.376        10.720                1*            15.569        16.102                3
2005.........         10.720        10.924                1*            16.102        16.425               13
-------------         ------        ------             ----             ------        ------             ----
AllianceBernstein VP Growth and Income Portfolio
2003.........          N/A            N/A              N/A              11.371        13.936              508
2004.........         11.228        12.277               11             13.936        15.253               20
2005.........         12.277        12.625               22             15.253        15.701               35
-------------         ------        ------             ----             ------        ------             ----
AllianceBernstein VP Large Cap Growth Portfolio
2003.........          N/A            N/A              N/A               N/A            N/A              N/A
2004.........          9.829        10.470                2             12.023        12.819                3
2005.........         10.470        11.822                2             12.819        14.488                8
-------------         ------        ------             ----             ------        ------             ----
AllianceBernstein VP Small/Mid Cap Value Portfolio
2003.........          N/A            N/A              N/A              11.570        16.043              593
2004.........         15.114        17.693                2             16.043        18.800                3
2005.........         17.693        18.549                9             18.800        19.729                6
-------------         ------        ------             ----             ------        ------             ----
American Century Investments VP Inflation Protection Fund
2004.........          9.994        10.401               23              9.906        10.408               28
2005.........         10.401        10.385              101             10.408        10.402              100
-------------         ------        ------             ----             ------        ------             ----
American Funds Global Growth Fund
2004.........         10.294        11.263               12             10.215        11.270                1*
2005.........         11.263        12.631               53             11.270        12.652                8
-------------         ------        ------             ----             ------        ------             ----
American Funds Global Small Capitalization Fund
2003.........          9.920        14.972               35             10.573        15.976            4,667
2004.........         14.972        17.793                5             15.976        19.006                2
2005.........         17.793        21.928               14             19.006        23.446               12
-------------         ------        ------             ----             ------        ------            -----
American Funds Growth Fund
2003.........          9.123        12.271               42             10.630        14.312            1,915
2004.........         12.271        13.572              109             14.312        15.845               36
2005.........         13.572        15.504              281             15.845        18.118               82
-------------         ------        ------             ----             ------        ------            -----
American Funds Growth-Income Fund
2003.........          9.073        11.813            8,871             10.876        14.174            1,115
2004.........         11.813        12.819              127             14.174        15.396               33
2005.........         12.819        13.338              320             15.396        16.035               76
-------------         ------        ------            -----             ------        ------            -----
American Funds International Fund
2003.........          9.059        12.010               43             10.890        14.452            1,848
2004.........         12.010        14.089               30             14.452        16.971               25
2005.........         14.089        16.830              110             16.971        20.293               46
-------------         ------        ------            -----             ------        ------            -----

                                     with EGMDB                                           with GOP
                   -----------------------------------------------      --------------------------------------------
                     Accumulation unit value                             Accumulation unit value
                   ----------------------------        Number of        -------------------------        Number of
                    Beginning          End of         accumulation       Beginning        End of        accumulation
                    of period          period            units           of period        period           units
                   -----------      -----------      -------------      -----------      --------      -------------
                   (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Delaware VIP Capital Reserves
2005.........          N/A              N/A               N/A               N/A            N/A              N/A
-------------          --               --                                  --           ------
Delaware VIP Diversified Income Series
2004.........         10.177           10.868               36             10.040        10.875               15
2005.........         10.868           10.622               79             10.875        10.639               57
-------------         ------           ------             ----             ------        ------             ----
Delaware VIP Emerging Markets Series(4)
2004.........         10.389           13.560                7             10.482        13.568                2
2005.........         13.560           16.946               25             13.568        16.973               13
-------------         ------           ------             ----             ------        ------             ----
Delaware VIP High Yield Series
2003.........          N/A              N/A               N/A              11.104        14.055            4,996
2004.........         13.015           14.590               10             14.055        15.771               17
2005.........         14.590           14.824               28             15.771        16.040               29
-------------         ------           ------             ----             ------        ------            -----
Delaware VIP REIT Series
2003.........          N/A              N/A               N/A              10.725        14.115              794
2004.........         14.443           18.614               20             14.115        18.209               13
2005.........         18.614           19.555               41             18.209        19.149               25
-------------         ------           ------             ----             ------        ------            -----
Delaware VIP Small Cap Value Series
2003.........         10.908           15.192               33             10.685        14.897              876
2004.........         15.192           18.097               11             14.897        17.762                8
2005.........         18.097           19.419               40             17.762        19.080               18
-------------         ------           ------             ----             ------        ------            -----
Delaware VIP Trend Series
2003.........          N/A              N/A               N/A              11.023        14.623              213
2004.........         13.268           14.651                5             14.623        16.163                8
2005.........         14.651           15.213               24             16.163        16.800               12
-------------         ------           ------             ----             ------        ------            -----
Delaware VIP US Growth Series
2003.........          N/A              N/A               N/A              10.880        12.353              570
2004.........          9.806            9.933                8             12.353        12.524               14
2005.........          9.933           11.172                7             12.524        14.102               10
-------------         ------           ------             ----             ------        ------            -----
Delaware VIP Value Series
2003.........          8.845           11.140               47             10.681        13.466            1,694
2004.........         11.140           12.550               11             13.466        15.185                4
2005.........         12.550           13.053               46             15.185        15.810               14
-------------         ------           ------             ----             ------        ------            -----
Fidelity VIP Contrafund Portfolio
2003.........          N/A              N/A               N/A               9.977        12.587              861
2004.........         12.237           13.855               27             12.587        14.266               16
2005.........         13.855           15.891               71             14.266        16.378               22
-------------         ------           ------             ----             ------        ------            -----
Fidelity VIP Equity-Income Portfolio
2003.........          N/A              N/A               N/A              11.143        13.787              922
2004.........         11.536           12.616                5             13.787        15.092               14
2005.........         12.616           13.094               17             15.092        15.679               24
-------------         ------           ------             ----             ------        ------            -----
Fidelity VIP Growth Portfolio
2003.........          8.045           10.482            9,945              N/A            N/A              N/A
2004.........         10.482           10.627               14             13.422        13.622                5
2005.........         10.627           11.023               17             13.622        14.143               18
-------------         ------           ------            -----             ------        ------            -----
Fidelity VIP Mid Cap
2005.........         10.096           11.561                1             10.810        11.568                2
-------------         ------           ------            -----             ------        ------            -----
Fidelity VIP Overseas Portfolio
2003.........          N/A              N/A               N/A              11.674        14.620              327
2004.........         11.944           13.306                8             14.620        16.303               14
2005.........         13.306           15.539               13             16.303        19.058               35
-------------         ------           ------            -----             ------        ------            -----
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2003.........          8.643           11.661               44             11.538        15.584            1,337
2004.........         11.609           12.780                4             15.584        17.097                4
2005.........         12.780           13.166               11             17.097        17.631                9
-------------         ------           ------            -----             ------        ------            -----
FTVIPT Templeton Global Income Securities
2005.........          9.821            9.870                1              N/A            N/A              N/A
-------------         ------           ------            -----             ------        ------            -----

                                    with EGMDB                                         with GOP
                   --------------------------------------------      --------------------------------------------
                    Accumulation unit value                           Accumulation unit value
                   -------------------------        Number of        -------------------------        Number of
                    Beginning        End of        accumulation       Beginning        End of        accumulation
                    of period        period           units           of period        period           units
                   -----------      --------      -------------      -----------      --------      -------------
                    (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in
                                                               2004.)
FTVIPT Templeton Growth Securities Fund
2003.........          N/A            N/A              N/A               N/A            N/A              N/A
2004.........         11.613        13.247               5              13.777        15.731                3
2005.........         13.247        14.178              23              15.731        16.853               12
-------------         ------        ------             ---              ------        ------             ----
Janus Aspen Balanced Portfolio
2003.........          N/A            N/A              N/A               N/A            N/A              N/A
2004.........         10.925        11.632               2              11.338        12.084                2
2005.........         11.632        12.312              11              12.084        12.803                8
-------------         ------        ------             ---              ------        ------             ----
Janus Aspen Mid Cap Growth Portfolio
2003.........          N/A            N/A              N/A               9.924        13.567              315
2004.........         10.650        12.614              15              13.567        16.086                6
2005.........         12.614        13.893              18              16.086        17.734                4
-------------         ------        ------             ---              ------        ------             ----
Janus Aspen Worldwide Growth Portfolio
2003.........          N/A            N/A              N/A              10.212        12.557               85
2004.........          N/A            N/A              N/A              12.557        12.917                1*
2005.........          N/A            N/A              N/A              12.917        13.421                1*
-------------         ------        ------             ---              ------        ------             ----
Lincoln VIP Aggressive Growth Fund
2003.........          N/A            N/A              N/A               N/A            N/A              N/A
2004.........          N/A            N/A              N/A               N/A            N/A              N/A
2005.........         13.726        14.783               1*              N/A            N/A              N/A
-------------         ------        ------             ---              ------        ------             ----
Lincoln VIP Aggressive Profile Fund
2005.........          N/A            N/A              N/A              10.361        10.885                1
-------------         ------        ------             ---              ------        ------             ----
Lincoln VIP Bond Fund
2003.........          9.972        10.011             101               9.843        10.017           16,597
2004.........         10.011        10.339              88              10.017        10.356              151
2005.........         10.339        10.407             125              10.356        10.434              216
-------------         ------        ------             ---              ------        ------           ------
Lincoln VIP Capital Appreciation Fund
2003.........          N/A            N/A              N/A              11.694        12.191            4,620
2004.........         11.491        12.580               1*             12.191        12.600                3
2005.........         12.580        12.855               3              12.600        12.889                6
-------------         ------        ------             ---              ------        ------           ------
Lincoln VIP Conservative Profile Fund
2005.........          N/A            N/A              N/A              10.056        10.254               25
-------------         ------        ------             ---              ------        ------           ------
Lincoln VIP Core Fund
2005.........          N/A            N/A              N/A               N/A            N/A              N/A
-------------         ------        ------             ---              ------        ------           ------
Lincoln VIP Equity-Income Fund
2005.........          N/A            N/A              N/A              10.116        10.475                1
-------------         ------        ------             ---              ------        ------           ------
Lincoln VIP Global Asset Allocation Fund
2003.........          N/A            N/A              N/A               N/A            N/A              N/A
2004.........          N/A            N/A              N/A               N/A            N/A              N/A
2005.........          N/A            N/A              N/A               N/A            N/A              N/A
-------------         ------        ------             ---              ------        ------           ------
Lincoln VIP Growth Fund
2005.........          N/A            N/A              N/A               N/A            N/A              N/A
-------------         ------        ------             ---              ------        ------           ------
Lincoln VIP Growth and Income Fund
2005.........          N/A            N/A              N/A               N/A            N/A              N/A
-------------         ------        ------             ---              ------        ------           ------
Lincoln VIP Growth Opportunities
2005.........          N/A            N/A              N/A              10.621        11.443                1
-------------         ------        ------             ---              ------        ------           ------
Lincoln VIP International Fund
2003.........          N/A            N/A              N/A              12.000        13.133              782
2004.........         13.571        15.567              19              13.133        15.592               24
2005.........         15.567        17.181              40              15.592        17.226               40
-------------         ------        ------             ---              ------        ------           ------
Lincoln VIP Moderate Profile Fund
2005.........         10.259        10.466              14              10.031        10.472              105
-------------         ------        ------             ---              ------        ------           ------
Lincoln VIP Moderately Aggressive Profile Fund
2005.........          9.988        10.643               2              10.000        10.649               30
-------------         ------        ------             ---              ------        ------           ------

                                     with EGMDB                                            with GOP
                   -----------------------------------------------      -----------------------------------------------
                     Accumulation unit value                              Accumulation unit value
                   ----------------------------        Number of        ----------------------------        Number of
                    Beginning          End of         accumulation       Beginning          End of         accumulation
                    of period          period            units           of period          period            units
                   -----------      -----------      -------------      -----------      -----------      -------------
                    (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Lincoln VIP Money Market Fund
2003.........          N/A              N/A               N/A               9.941            9.922            2,199
2004.........          9.865            9.810                7              9.922            9.826               49
2005.........          9.810            9.889               87              9.826            9.915              121
-------------          -----            -----             ----              -----            -----            -----
Lincoln VIP Social Awareness Fund
2003.........          N/A              N/A               N/A              11.622           12.263              724
2004.........         12.624           13.545                7             12.263           13.568               23
2005.........         13.545           14.882               22             13.568           14.922               37
-------------         ------           ------             ----             ------           ------            -----
MFS VIT Capital Opportunities Series
2003.........          N/A              N/A               N/A              12.219           13.326              397
2004.........         10.236           11.280                1             13.326           14.700                1*
2005.........         11.280           11.252                1             14.699           14.678                1
-------------         ------           ------             ----             ------           ------            -----
MFS VIT Emerging Growth Series
2003.........          N/A              N/A               N/A               N/A              N/A               N/A
2004.........          N/A              N/A               N/A              13.041           14.466                1*
2005.........         11.154           11.945                1*            14.466           15.507                1
-------------         ------           ------             ----             ------           ------            -----
MFS VIT Total Return Series
2003.........          N/A              N/A               N/A              10.399           11.872            2,411
2004.........         11.278           12.311                3             11.872           12.972               10
2005.........         12.311           12.418               25             12.972           13.098               21
-------------         ------           ------             ----             ------           ------            -----
MFS VIT Utilities Series
2003.........          N/A              N/A               N/A               N/A              N/A               N/A
2004.........          9.940           12.689                4             15.184           19.404                4
2005.........         12.689           14.543               27             19.404           22.260               11
-------------         ------           ------             ----             ------           ------            -----
Neuberger Berman AMT Mid-Cap Growth Portfolio
2003.........          8.306           10.459               49              9.949           12.540            1,461
2004.........         10.459           11.959                4             12.540           14.354                5
2005.........         11.959           13.373               31             14.354           16.067               10
-------------         ------           ------             ----             ------           ------            -----
Neuberger Berman AMT Regency Portfolio
2003.........          N/A              N/A               N/A              10.131           13.980              392
2004.........         13.087           15.744                8             13.980           16.834               13
2005.........         15.744           17.336               43             16.834           18.555               27
-------------         ------           ------             ----             ------           ------            -----
Putnam VT Growth & Income Fund
2003.........          N/A              N/A               N/A               N/A              N/A               N/A
2004.........          N/A              N/A               N/A               N/A              N/A               N/A
2005.........          N/A              N/A               N/A               N/A              N/A               N/A
-------------         ------           ------             ----             ------           ------            -----
Putnam VT Health Sciences Fund
2003.........          N/A              N/A               N/A               N/A              N/A               N/A
2004.........          N/A              N/A               N/A              11.331           11.946                2
2005.........          N/A              N/A               N/A              11.946           13.308                2
-------------         ------           ------             ----             ------           ------            -----
Scudder VIT Equity 500 Index Fund
2003.........         11.575           12.026           11,661             11.388           12.033            4,758
2004.........         12.026           13.043               35             12.033           13.064               20
2005.........         13.043           13.389               22             13.064           13.424               21
-------------         ------           ------           ------             ------           ------            -----
Scudder VIT Small Cap Index Fund
2003.........          N/A              N/A               N/A               N/A              N/A               N/A
2004.........         13.527           15.618               15             13.531           15.644                5
2005.........         15.618           15.968               28             15.644           16.010                5
-------------         ------           ------           ------             ------           ------            -----


* All numbers less than 500 were rounded up to one.

Appendix B - Condensed Financial Information

Accumulation Unit Values
The following information relating to accumulation unit values and number of accumulation units for contracts purchased after July 22, 2005 (or later in those states that have not approved the contract changes) for funds available in the period ended December 31, 2005 comes from the VAA's financial statements. It should be read along with the VAA's financial statements and notes which are included in the SAI with EGMDB
                                                          --------------------------------------------
                                                           Accumulation unit value
                                                          -------------------------
                                                                                           Number of
                                                           Beginning        End of        accumulation
                                                           of period        period           units
                                                          -----------      --------      -------------
                                                            (Accumulation unit value in dollars and
                                                                            Number of
                                                                accumulation units in thousands)
AllianceBernstein VP Global Technology Portfolio
2005 ...............................................         10.137        10.865               1
-----------------------------------------------------        ------        ------               -
AllianceBernstein VP Growth and Income Portfolio
2005 ...............................................         12.333        12.532              20
-----------------------------------------------------        ------        ------              --
AllianceBernstein VP Small/Mid Cap Value Portfolio
2005 ...............................................          9.878        10.618               1
-----------------------------------------------------        ------        ------              --
American Century VP Inflation Protection Fund
2005 ...............................................         10.284        10.353               8
-----------------------------------------------------        ------        ------              --
American Funds Global Growth Fund
2005 ...............................................         11.401        12.591              37
-----------------------------------------------------        ------        ------              --
American Funds Global Small Capitalization Fund
2005 ...............................................         19.313        21.808               7
-----------------------------------------------------        ------        ------              --
American Funds Growth Fund
2005 ...............................................         14.331        15.409             102
-----------------------------------------------------        ------        ------             ---
American Funds Growth-Income Fund
2005 ...............................................         12.933        13.242             130
-----------------------------------------------------        ------        ------             ---
American Funds International Fund
2005 ...............................................         14.545        16.717              48
-----------------------------------------------------        ------        ------             ---
Delaware VIP Capital Reserves
2005 ...............................................          N/A            N/A              N/A
-----------------------------------------------------        ------        ------             ---
Delaware VIP Diversified Income Series
2005 ...............................................         10.734        10.588              26
-----------------------------------------------------        ------        ------             ---
Delaware VIP Emerging Markets Series(4)
2005 ...............................................         11.728        12.017               3
-----------------------------------------------------        ------        ------             ---
Delaware VIP High Yield Series
2005 ...............................................         14.738        14.716               6
-----------------------------------------------------        ------        ------             ---
Delaware VIP REIT Series
2005 ...............................................         20.088        19.385              18
-----------------------------------------------------        ------        ------             ---
Delaware VIP Small Cap Value Series
2005 ...............................................         19.314        19.295              14
-----------------------------------------------------        ------        ------             ---
Delaware VIP Trend Series
2005 ...............................................         14.416        15.140               9
-----------------------------------------------------        ------        ------             ---
Delaware VIP Value Series
2005 ...............................................         12.880        12.959               4
-----------------------------------------------------        ------        ------             ---
Fidelity VIP Contrafund Portfolio
2005 ...............................................         10.441        11.215              29
-----------------------------------------------------        ------        ------             ---
Fidelity VIP Growth Portfolio
2005 ...............................................          N/A            N/A              N/A
-----------------------------------------------------        ------        ------             ---
Fidelity VIP Mid Cap
2005 ...............................................         10.762        11.548               8
-----------------------------------------------------        ------        ------             ---
Fidelity VIP Overseas Portfolio
2005 ...............................................         13.959        15.460               6
-----------------------------------------------------        ------        ------             ---
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2005 ...............................................         12.615        13.022               7
-----------------------------------------------------        ------        ------             ---



                                                                                                            Acct Value
                                                                            with GOP                             DB
                                                          --------------------------------------------      -----------
                                                                                                            Accumulatio
                                                                                                                on
                                                           Accumulation unit value                          unit value
                                                          -------------------------                         -----------
                                                                                           Number of
                                                           Beginning        End of        accumulation       Beginning
                                                           of period        period           units           of period
                                                          -----------      --------      -------------      -----------
                                                          (Accumulation unit value in dollars and Number of accumulation units
                                                                                     in thousands)
AllianceBernstein VP Global Technology Portfolio
2005 ...............................................         10.297         10.983              4              N/A
-----------------------------------------------------        ------         ------              -           -----------
AllianceBernstein VP Growth and Income Portfolio
2005 ...............................................         12.522         12.669             14              N/A
-----------------------------------------------------        ------         ------             --           -----------
AllianceBernstein VP Small/Mid Cap Value Portfolio
2005 ...............................................         18.403         18.592              3              N/A
-----------------------------------------------------        ------         ------             --           -----------
American Century VP Inflation Protection Fund
2005 ...............................................         10.405         10.394             15              N/A
-----------------------------------------------------        ------         ------             --           -----------
American Funds Global Growth Fund
2005 ...............................................         11.266         12.642             19              N/A
-----------------------------------------------------        ------         ------             --           -----------
American Funds Global Small Capitalization Fund
2005 ...............................................         19.758         22.035              7              N/A
-----------------------------------------------------        ------         ------             --           -----------
American Funds Growth Fund
2005 ...............................................         14.750         15.575             59              N/A
-----------------------------------------------------        ------         ------             --           -----------
American Funds Growth-Income Fund
2005 ...............................................         13.247         13.385             75              N/A
-----------------------------------------------------        ------         ------             --           -----------
American Funds International Fund
2005 ...............................................         15.126         16.894             22              N/A
-----------------------------------------------------        ------         ------             --           -----------
Delaware VIP Capital Reserves
2005 ...............................................          N/A             N/A             N/A              N/A
-----------------------------------------------------        ------         ------            ---           -----------
Delaware VIP Diversified Income Series
2005 ...............................................         10.872         10.631             28              N/A
-----------------------------------------------------        ------         ------            ---           -----------
Delaware VIP Emerging Markets Series(4)
2005 ...............................................         11.086         12.034              8              N/A
-----------------------------------------------------        ------         ------            ---           -----------
Delaware VIP High Yield Series
2005 ...............................................         11.950         12.148             13              N/A
-----------------------------------------------------        ------         ------            ---           -----------
Delaware VIP REIT Series
2005 ...............................................         19.932         20.951             15              N/A
-----------------------------------------------------        ------         ------            ---           -----------
Delaware VIP Small Cap Value Series
2005 ...............................................         20.043         21.519              7              N/A
-----------------------------------------------------        ------         ------            ---           -----------
Delaware VIP Trend Series
2005 ...............................................          7.397          7.684             11              N/A
-----------------------------------------------------        ------         ------            ---           -----------
Delaware VIP Value Series
2005 ...............................................         12.375         12.877              8              N/A
-----------------------------------------------------        ------         ------            ---           -----------
Fidelity VIP Contrafund Portfolio
2005 ...............................................         15.047         15.926             19              N/A
-----------------------------------------------------        ------         ------            ---           -----------
Fidelity VIP Growth Portfolio
2005 ...............................................          6.109          6.340              1*             N/A
-----------------------------------------------------        ------         ------            ---           -----------
Fidelity VIP Mid Cap
2005 ...............................................         10.901         11.564             11              N/A
-----------------------------------------------------        ------         ------            ---           -----------
Fidelity VIP Overseas Portfolio
2005 ...............................................          8.171          9.547              1              N/A
-----------------------------------------------------        ------         ------            ---           -----------
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2005 ...............................................         12.887         13.161              7              N/A
-----------------------------------------------------        ------         ------            ---           -----------



                                                                 Acct Value DB                    Acct Value DB
                                                          ---------------------------      ---------------------------
                                                          Accumula
                                                           ation
                                                            unit
                                                            value
                                                          --------
                                                                          Number of
                                                           End of        accumulation
                                                           period           units
                                                          --------      -------------
                                                          (Accumulation unit value in
                                                             dollars and Number of
                                                             accumulation units in
                                                                   thousands)
AllianceBernstein VP Global Technology Portfolio
2005 ...............................................        N/A              N/A
-----------------------------------------------------     --------      -------------
AllianceBernstein VP Growth and Income Portfolio
2005 ...............................................        N/A              N/A
-----------------------------------------------------     --------      -------------
AllianceBernstein VP Small/Mid Cap Value Portfolio
2005 ...............................................        N/A              N/A
-----------------------------------------------------     --------      -------------
American Century VP Inflation Protection Fund
2005 ...............................................        N/A              N/A
-----------------------------------------------------     --------      -------------
American Funds Global Growth Fund
2005 ...............................................        N/A              N/A
-----------------------------------------------------     --------      -------------
American Funds Global Small Capitalization Fund
2005 ...............................................        N/A              N/A
-----------------------------------------------------     --------      -------------
American Funds Growth Fund
2005 ...............................................        N/A              N/A
-----------------------------------------------------     --------      -------------
American Funds Growth-Income Fund
2005 ...............................................        N/A              N/A
-----------------------------------------------------     --------      -------------
American Funds International Fund
2005 ...............................................        N/A              N/A
-----------------------------------------------------     --------      -------------
Delaware VIP Capital Reserves
2005 ...............................................        N/A              N/A
-----------------------------------------------------     --------      -------------
Delaware VIP Diversified Income Series
2005 ...............................................        N/A              N/A
-----------------------------------------------------     --------      -------------
Delaware VIP Emerging Markets Series(4)
2005 ...............................................        N/A              N/A
-----------------------------------------------------     --------      -------------
Delaware VIP High Yield Series
2005 ...............................................        N/A              N/A
-----------------------------------------------------     --------      -------------
Delaware VIP REIT Series
2005 ...............................................        N/A              N/A
-----------------------------------------------------     --------      -------------
Delaware VIP Small Cap Value Series
2005 ...............................................        N/A              N/A
-----------------------------------------------------     --------      -------------
Delaware VIP Trend Series
2005 ...............................................        N/A              N/A
-----------------------------------------------------     --------      -------------
Delaware VIP Value Series
2005 ...............................................        N/A              N/A
-----------------------------------------------------     --------      -------------
Fidelity VIP Contrafund Portfolio
2005 ...............................................        N/A              N/A
-----------------------------------------------------     --------      -------------
Fidelity VIP Growth Portfolio
2005 ...............................................        N/A              N/A
-----------------------------------------------------     --------      -------------
Fidelity VIP Mid Cap
2005 ...............................................        N/A              N/A
-----------------------------------------------------     --------      -------------
Fidelity VIP Overseas Portfolio
2005 ...............................................        N/A              N/A
-----------------------------------------------------     --------      -------------
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2005 ...............................................        N/A              N/A
-----------------------------------------------------     --------      -------------


                                      B-1



                                                                      with EGMDB                         with GOP
                                                    ----------------------------------------------      -----------
                                                                                                        Accumulatio
                                                                                                            on
                                                      Accumulation unit value                           unit value
                                                    ---------------------------                         -----------
                                                                                       Number of
                                                     Beginning         End of         accumulation       Beginning
                                                     of period         period            units           of period
                                                    -----------      ----------      -------------      -----------
                                                    (Accumulation unit value in dollars and Number of accumulation units
                                                                             in thousands)
FTVIPT Templeton Global Income Securities
2005 .........................................          9.843           9.859               3               9.955
-----------------------------------------------         -----           -----               -               -----
FTVIPT Templeton Growth Securities Fund
2005 .........................................         13.317          14.074               6              13.967
-----------------------------------------------        ------          ------               -              ------
Lincoln VIP Aggressive Growth Fund
2005 .........................................          N/A              N/A              N/A               N/A
-----------------------------------------------        ------          ------             ---              ------
Lincoln VIP Aggressive Profile Fund
2005 .........................................         10.420          10.866               1              10.600
-----------------------------------------------        ------          ------             ---              ------
Lincoln VIP Bond Fund
2005 .........................................         10.428          10.353              48              10.347
-----------------------------------------------        ------          ------             ---              ------
Lincoln VIP Capital Appreciation Fund
2005 .........................................          N/A              N/A              N/A              12.206
-----------------------------------------------        ------          ------             ---              ------
Lincoln VIP Conservative Profile Fund
2005 .........................................          N/A              N/A              N/A              10.205
-----------------------------------------------        ------          ------             ---              ------
Lincoln VIP Core Fund
2005 .........................................          N/A              N/A              N/A              10.414
-----------------------------------------------        ------          ------             ---              ------
Lincoln VIP Equity-Income Fund
2005 .........................................         10.364          10.458               3              10.621
-----------------------------------------------        ------          ------             ---              ------
Lincoln VIP Global Asset Allocation Fund
2005 .........................................          N/A              N/A              N/A               N/A
-----------------------------------------------        ------          ------             ---              ------
Lincoln VIP Growth Fund
2005 .........................................          N/A              N/A              N/A               N/A
-----------------------------------------------        ------          ------             ---              ------
Lincoln VIP Growth and Income Fund
2005 .........................................          N/A              N/A              N/A               N/A
-----------------------------------------------        ------          ------             ---              ------
Lincoln VIP Growth Opportunities
2005 .........................................          N/A              N/A              N/A               N/A
-----------------------------------------------        ------          ------             ---              ------
Lincoln VIP International Fund
2005 .........................................         16.644          17.091               2              15.580
-----------------------------------------------        ------          ------             ---              ------
Lincoln VIP Moderate Profile Fund
2005 .........................................         10.277          10.454               8              10.402
-----------------------------------------------        ------          ------             ---              ------
Lincoln VIP Moderately Aggressive Profile Fund
2005 .........................................         10.145          10.631               2              10.288
-----------------------------------------------        ------          ------             ---              ------
Lincoln VIP Money Market Fund
2005 .........................................          9.798           9.836              20               9.820
-----------------------------------------------        ------          ------             ---              ------
Lincoln VIP Social Awareness Fund
2005 .........................................         14.638          14.805               1*             13.179
-----------------------------------------------        ------          ------             ---              ------
MFS VIT Total Return Series
2005 .........................................         12.301          12.323               4              12.706
-----------------------------------------------        ------          ------             ---              ------
MFS VIT Utilities Series
2005 .........................................         13.882          14.430              16               9.497
-----------------------------------------------        ------          ------             ---              ------
Neuberger Berman AMT Mid-Cap Growth Portfolio
2005 .........................................         10.759          11.176               7              12.539
-----------------------------------------------        ------          ------             ---              ------
Neuberger Berman AMT Regency Portfolio
2005 .........................................         10.690          10.998              19              16.572
-----------------------------------------------        ------          ------             ---              ------
Scudder VIT Equity 500 Index Fund
2005 .........................................         13.062          13.319               7              13.342
-----------------------------------------------        ------          ------             ---              ------
Scudder VIT Small Cap Index Fund
2005 .........................................         16.198          15.884               5              15.630
-----------------------------------------------        ------          ------             ---              ------



                                                              with GOP
                                                    -----------------------------
                                                    Accumulati
                                                     ion unit
                                                       value
                                                    ----------
                                                                      Number of
                                                      End of         accumulation
                                                      period            units
                                                    ----------      -------------
                                                    (Accumulation unit value in dollars
                                                               and Number of
                                                     accumulation units in thousands)
FTVIPT Templeton Global Income Securities
2005 .........................................         9.874              12
-----------------------------------------------        -----              --
FTVIPT Templeton Growth Securities Fund
2005 .........................................        14.228               5
-----------------------------------------------       ------              --
Lincoln VIP Aggressive Growth Fund
2005 .........................................          N/A              N/A
-----------------------------------------------       ------             ---
Lincoln VIP Aggressive Profile Fund
2005 .........................................        10.882               6
-----------------------------------------------       ------             ---
Lincoln VIP Bond Fund
2005 .........................................        10.421              58
-----------------------------------------------       ------             ---
Lincoln VIP Capital Appreciation Fund
2005 .........................................        12.871               1*
-----------------------------------------------       ------             ---
Lincoln VIP Conservative Profile Fund
2005 .........................................        10.252               4
-----------------------------------------------       ------             ---
Lincoln VIP Core Fund
2005 .........................................        10.245               1
-----------------------------------------------       ------             ---
Lincoln VIP Equity-Income Fund
2005 .........................................        10.472               3
-----------------------------------------------       ------             ---
Lincoln VIP Global Asset Allocation Fund
2005 .........................................          N/A              N/A
-----------------------------------------------       ------             ---
Lincoln VIP Growth Fund
2005 .........................................          N/A              N/A
-----------------------------------------------       ------             ---
Lincoln VIP Growth and Income Fund
2005 .........................................          N/A              N/A
-----------------------------------------------       ------             ---
Lincoln VIP Growth Opportunities
2005 .........................................          N/A              N/A
-----------------------------------------------       ------             ---
Lincoln VIP International Fund
2005 .........................................        17.204               4
-----------------------------------------------       ------             ---
Lincoln VIP Moderate Profile Fund
2005 .........................................        10.469              85
-----------------------------------------------       ------             ---
Lincoln VIP Moderately Aggressive Profile Fund
2005 .........................................        10.646              24
-----------------------------------------------       ------             ---
Lincoln VIP Money Market Fund
2005 .........................................         9.902              28
-----------------------------------------------       ------             ---
Lincoln VIP Social Awareness Fund
2005 .........................................        14.902               3
-----------------------------------------------       ------             ---
MFS VIT Total Return Series
2005 .........................................        12.823               7
-----------------------------------------------       ------             ---
MFS VIT Utilities Series
2005 .........................................        10.890              18
-----------------------------------------------       ------             ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
2005 .........................................        13.434               6
-----------------------------------------------       ------             ---
Neuberger Berman AMT Regency Portfolio
2005 .........................................        17.362               4
-----------------------------------------------       ------             ---
Scudder VIT Equity 500 Index Fund
2005 .........................................        13.407               9
-----------------------------------------------       ------             ---
Scudder VIT Small Cap Index Fund
2005 .........................................        15.988               5
-----------------------------------------------       ------             ---



                                                                   Acct Value DB
                                                    --------------------------------------------
                                                     Accumulation unit value
                                                    -------------------------
                                                                                     Number of
                                                     Beginning        End of        accumulation
                                                     of period        period           units
                                                    -----------      --------      -------------
                                                      (Accumulation unit value in dollars and
                                                               Number of accumulation
                                                                units in thousands)
FTVIPT Templeton Global Income Securities
2005 .........................................         N/A             N/A              N/A
-----------------------------------------------     -----------      --------      -------------
FTVIPT Templeton Growth Securities Fund
2005 .........................................         N/A             N/A              N/A
-----------------------------------------------     -----------      --------      -------------
Lincoln VIP Aggressive Growth Fund
2005 .........................................         N/A             N/A              N/A
-----------------------------------------------     -----------      --------      -------------
Lincoln VIP Aggressive Profile Fund
2005 .........................................         N/A             N/A              N/A
-----------------------------------------------     -----------      --------      -------------
Lincoln VIP Bond Fund
2005 .........................................         N/A             N/A              N/A
-----------------------------------------------     -----------      --------      -------------
Lincoln VIP Capital Appreciation Fund
2005 .........................................         N/A             N/A              N/A
-----------------------------------------------     -----------      --------      -------------
Lincoln VIP Conservative Profile Fund
2005 .........................................         N/A             N/A              N/A
-----------------------------------------------     -----------      --------      -------------
Lincoln VIP Core Fund
2005 .........................................         N/A             N/A              N/A
-----------------------------------------------     -----------      --------      -------------
Lincoln VIP Equity-Income Fund
2005 .........................................         N/A             N/A              N/A
-----------------------------------------------     -----------      --------      -------------
Lincoln VIP Global Asset Allocation Fund
2005 .........................................         N/A             N/A              N/A
-----------------------------------------------     -----------      --------      -------------
Lincoln VIP Growth Fund
2005 .........................................         N/A             N/A              N/A
-----------------------------------------------     -----------      --------      -------------
Lincoln VIP Growth and Income Fund
2005 .........................................         N/A             N/A              N/A
-----------------------------------------------     -----------      --------      -------------
Lincoln VIP Growth Opportunities
2005 .........................................         N/A             N/A              N/A
-----------------------------------------------     -----------      --------      -------------
Lincoln VIP International Fund
2005 .........................................         N/A             N/A              N/A
-----------------------------------------------     -----------      --------      -------------
Lincoln VIP Moderate Profile Fund
2005 .........................................         N/A             N/A              N/A
-----------------------------------------------     -----------      --------      -------------
Lincoln VIP Moderately Aggressive Profile Fund
2005 .........................................         N/A             N/A              N/A
-----------------------------------------------     -----------      --------      -------------
Lincoln VIP Money Market Fund
2005 .........................................         N/A             N/A              N/A
-----------------------------------------------     -----------      --------      -------------
Lincoln VIP Social Awareness Fund
2005 .........................................         N/A             N/A              N/A
-----------------------------------------------     -----------      --------      -------------
MFS VIT Total Return Series
2005 .........................................         N/A             N/A              N/A
-----------------------------------------------     -----------      --------      -------------
MFS VIT Utilities Series
2005 .........................................         N/A             N/A              N/A
-----------------------------------------------     -----------      --------      -------------
Neuberger Berman AMT Mid-Cap Growth Portfolio
2005 .........................................         N/A             N/A              N/A
-----------------------------------------------     -----------      --------      -------------
Neuberger Berman AMT Regency Portfolio
2005 .........................................         N/A             N/A              N/A
-----------------------------------------------     -----------      --------      -------------
Scudder VIT Equity 500 Index Fund
2005 .........................................         N/A             N/A              N/A
-----------------------------------------------     -----------      --------      -------------
Scudder VIT Small Cap Index Fund
2005 .........................................         N/A             N/A              N/A
-----------------------------------------------     -----------      --------      -------------



* All numbers less than 500 were rounded up to one.

Lincoln ChoicePlus Assurance (L Share)
Lincoln Life & Annuity Variable
Annuity Account N   (Registrant)

Lincoln Life & Annuity Company of New York   (Depositor)



Statement of Additional Information (SAI)

This SAI should be read in conjunction with the Lincoln ChoicePlus Assurance (L Share) prospectus of Lincoln Life & Annuity Variable Annuity Account N dated May 1, 2006. You may obtain a copy of the Lincoln ChoicePlus Assurance (L Share) prospectus on request and without charge. Please write Lincoln Life & Annuity Company of New York, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583.




Table of Contents





Item                                                  Page
Special Terms                                        B-2
Services                                             B-2
Principal Underwriter                                B-2
Purchase of Securities Being Offered                 B-2
Interest Adjustment Example                          B-2
Annuity Payouts                                      B-4
Examples of Regular Income Payment
Calculations                                         B-5


Item                                                  Page
Determination of Accumulation and Annuity Unit
Value                                                B-5
Advertising                                          B-5
Additional Services                                  B-6
Other Information                                    B-7
Financial Statements                                 B-7


This SAI is not a prospectus.

The date of this SAI is May 1, 2006.



Special Terms

The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

The financial statements of the VAA and the financial statements of Lincoln New York appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.


Keeper of Records


All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln New York. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.




Principal Underwriter
Lincoln Financial Advisors Corporation (LFA), an affiliate of ours, serves as principal underwriter for the contracts, as described in the prospectus. LFA is a member of the Securities Investor Protection Corporation. We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. We offer the contracts through our sales representatives ("Lincoln Sales Representatives"), who are also associated with LFA. We and LFA also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Lincoln Sales Representatives and sales representatives of Selling Firms are appointed as our insurance agents. LFA paid $3,485,310, $5,268,760, and $7,119,012 to Lincoln Sales Representatives and Selling Firms in 2003, 2004, and 2005, respectively, as sales compensation with respect to the contracts. LFA retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.


The offering of the contracts is continuous.




Interest Adjustment Example

Note: This example is intended to show how the interest adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the interest adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The interest adjustment may be referred to as a market value adjustment in your contract.


                                                                             B-2

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium ...................       $50,000
         Premium taxes ....................       None
         Withdrawals ......................       None
         Guaranteed Period ................       5 years
         Guaranteed Interest Rate .........       3.50%
         Annuity Date .....................       Age 70
         Index Rate A .....................       3.50%
         Index Rate B .....................       4.00% End of contract year 1
                                                  3.50% End of contract year 2
                                                  3.00% End of contract year 3
                                                  2.00% End of contract year 4
         Percentage adjustment to B .......       0.50%



  Formula                       (1 + Index A)n
                        ------------------------------
                                                            -1
                        (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION



                                                      (3)
                     (1)            (2)               Adjusted
                     Annuity        Index Rate        Annuity
Contract Year        Value          Factor            Value
---------------      ---------      ------------      ----------
  1 ...........      $51,710         0.962268         $49,759
  2 ...........      $53,480         0.985646         $52,712
  3 ...........      $55,312         1.000000         $55,312
  4 ...........      $57,208         1.009756         $57,766
  5 ...........      $59,170            N/A           $59,170



                     (4)            (5)               (6)              (7)
                     Minimum        Greater of        Surrender        Surrender
Contract Year        Value          (3) & (4)         Charge           Value
---------------      ---------      ------------      -----------      ----------
  1 ...........      $50,710        $50,710           $4,250           $46,460
  2 ...........      $51,431        $52,712           $4,250           $48,462
  3 ...........      $52,162        $55,312           $4,000           $51,312
  4 ...........      $52,905        $57,766           $3,500           $54,266
  5 ...........      $53,658        $59,170           $3,000           $56,170

                           ANNUITY VALUE CALCULATION



                          BOY*                                                  Annual                  EOY**
                          Annuity                 Guaranteed                    Account                 Annuity
Contract Year             Value                   Interest Rate                 Fee                     Value
--------------------      ---------               ---------------               ---------               ----------
  1 ................      $50,000        x            1.035            -        $40            =        $51,710
  2 ................      $51,710        x            1.035            -        $40            =        $53,480
  3 ................      $53,480        x            1.035            -        $40            =        $55,312
  4 ................      $55,312        x            1.035            -        $40            =        $57,208
  5 ................      $57,208        x            1.035            -        $40            =        $59,170

                         SURRENDER CHARGE CALCULATION



                          Surrender
                          Charge                                           Surrender
Contract Year             Factor                   Deposit                 Charge
--------------------      ----------               ---------               ----------
  1 ................           8.5%       x        $50,000        =        $4,250
  2 ................           8.5%       x        $50,000        =        $4,250
  3 ................           8.0%       x        $50,000        =        $4,000
  4 ................           7.0%       x        $50,000        =        $3,500
  5 ................           6.0%       x        $50,000        =        $3,000

B-3

                            INDEX RATE FACTOR CALCULATION



Contract Year            Index A         Index B         Adj Index B         N           Result
------------------       ---------       ---------       -------------       -----       ---------
  1 ..............        3.50%           4.00%             4.50%             4          0.962268
  2 ..............        3.50%           3.50%             4.00%             3          0.985646
  3 ..............        3.50%           3.00%             3.50%             2          1.000000
  4 ..............        3.50%           2.00%             2.50%             1          1.009756
  5 ..............        3.50%            N/A               N/A             N/A            N/A

                           MINIMUM VALUE CALCULATION



                                                   Minimum                       Annual
                                                   Guaranteed                    Account                 Minimum
Contract Year                                      Interest Rate                 Fee                     Value
--------------------                               ---------------               ---------               ----------
  1 ................      $50,000         x            1.015            -        $40            =        $50,710
  2 ................      $50,710         x            1.015            -        $40            =        $51,431
  3 ................      $51,431         x            1.015            -        $40            =        $52,162
  4 ................      $52,162         x            1.015            -        $40            =        $52,905
  5 ................      $52,905         x            1.015            -        $40            =        $53,658

                               * BOY = beginning of year

                                          ** EOY = end of year




Annuity Payouts

Variable Annuity Payouts

Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables modified, with an assumed investment return at the rate of 3%, 4% or 5% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying


                                                                             B-4

the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.



Proof of Age, Sex and Survival


We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.




Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.




         Annuitant ...........................      Male, Age 65
         Secondary Life ......................      Female, Age 63
         Purchase Payment ....................      $200,000.00
         Regular Income Payment Frequency ....      Annual
         AIR .................................      4.0%
         Hypothetical Investment Return ......      4.0%

                                                    15-year Access Period         30-Year Access Period
         Regular Income Payment ..............      $ 10,795.64                   $9,974.48



A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,716.07 with the 15-year access period and $8,977.03 with the 30-year access period.

At the end of the 15-year access period, the remaining account value of $135,374.66 (assuming no withdrawals) will be used to continue the $10,795.64 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $66,884.77 (assuming no withdrawals) will be used to continue the $9,974.48 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.


Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.




Advertising
Lincoln National Life Insurance Company (Lincoln New York) is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln New York. The ratings are not intended to reflect the investment experience or financial strength of the



B-5


VAA. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln New York or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:

 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Contingent deferred sales charges.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.


                                                                             B-6

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.




Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

Financial statements of the VAA and of Lincoln New York appear on the following pages.

                                  Prospectus 2

Lincoln ChoicePlus II Advance
Lincoln New York Account N
for Variable Annuities
Individual Variable Annuity Contracts

Home Office:
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860

Syracuse, NY 13202
www.LFG.com



Servicing Office:
Lincoln Life & Annuity Company of New York
PO Box 7866

Fort Wayne, IN 46802-7866
1-888-868-2583

This prospectus describes the individual flexible premium deferred variable annuity contract that is issued by Lincoln Life & Annuity Company of New York. It is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.

The minimum initial purchase payment for the contract is $10,000 . Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. If your purchase payments are in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. For contracts issued after September 30, 2003, the only fixed account available is for dollar cost averaging purposes.

We do offer variable annuity contracts that have lower fees.

You should carefully consider whether or not this contract is the best product for you.

All purchase payments for benefits on a variable basis will be placed in Lincoln New York Account N for Variable Annuities (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln New York. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:



AIM Variable Insurance Funds (Series II):
     AIM V.I. Capital Appreciation Fund**
     (formerly AIM V.I. Growth Fund)
     AIM V.I. Core Equity Fund**
     (formerly AIM V.I. Premier Equity Fund)
     AIM V.I. International Growth Fund**
AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein Global Technology Portfolio
     AllianceBernstein Growth and Income Portfolio
     AllianceBernstein International Value Portfolio*
     AllianceBernstein Large Cap Growth Portfolio***
     AllianceBernstein Small/Mid Cap Value Portfolio


American Century Investments Variable Products (Class II):
     American Century Investments VP Inflation Protection Fund
American Funds Insurance SeriesSM (Class 2):
   American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund



     American Funds International Fund
Baron Capital Funds Trust (Insurance Shares):
     Baron Capital Asset Fund*


                                                                               1




Delaware VIP Trust (Service Class):
     Delaware VIP Capital Reserves Series


   Delaware VIP Diversified Income Series
     Delaware VIP Emerging Markets Series
     Delaware VIP High Yield Series
     Delaware VIP REIT Series
     Delaware VIP Small Cap Value Series



     Delaware VIP Trend Series
     Delaware VIP U.S. Growth Series*****
     Delaware VIP Value Series
DWS Investments VIT Funds (Class A):
(formerly Scudder Investments VIT Funds)
     DWS Equity 500 Index VIP (formerly Scudder VIT Equity 500 Index Fund) DWS Small Cap Index VIP (formerly Scudder VIT Small Cap Index Fund)

Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):


     Fidelity (Reg. TM) VIP Contrafund Portfolio
     Fidelity (Reg. TM) VIP Equity-Income Portfolio***
     Fidelity (Reg. TM) VIP Growth Portfolio


     Fidelity (Reg. TM) VIP Mid Cap Portfolio


     Fidelity (Reg. TM) VIP Overseas Portfolio



Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund*
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund
     FTVIPT Mutual Shares Securities Fund*
     FTVIPT Templeton Global Income Securities Fund


     FTVIPT Templeton Growth Securities Fund
Janus Aspen Series (Service Class):
     Janus Aspen Balanced Portfolio***
     Janus Aspen Mid Cap Growth Portfolio***
     Janus Aspen Worldwide Growth Portfolio**
Lincoln Variable Insurance Products Trust (Standard Class):
     Lincoln VIP Aggressive Growth Fund
     Lincoln VIP Bond Fund
     Lincoln VIP Capital Appreciation Fund
     Lincoln VIP Global Asset Allocation Fund
     Lincoln VIP International Fund
     Lincoln VIP Money Market Fund
     Lincoln VIP Social Awareness Fund

Lincoln Variable Insurance Products Trust (Service Class):


     Lincoln VIP Core Fund



     Lincoln VIP Equity-Income Fund****


     Lincoln VIP Growth Fund
     Lincoln VIP Growth and Income Fund
     Lincoln VIP Growth Opportunities Fund
     Lincoln VIP Conservative Profile Fund
     Lincoln VIP Moderate Profile Fund

     Lincoln VIP Moderately Aggressive Profile Fund
     Lincoln VIP Aggressive Profile Fund



MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) VIT Capital Opportunities Series***
     MFS (Reg. TM) VIT Emerging Growth Series***
     MFS (Reg. TM) VIT Total Return Series
     MFS (Reg. TM) VIT Utilities Series


Neuberger Berman Advisers Management Trust (I Class):


     Neuberger Berman AMT Mid-Cap Growth Portfolio
     Neuberger Berman AMT Regency Portfolio

Putnam Variable Trust (Class IB):
     Putnam VT Growth & Income Fund**
     Putnam VT Health Sciences Fund**



* These funds will be available for allocations of purchase payments or contract value on or around June 5, 2006. Check with your investment representative regarding availability.



** These funds are not offered in contracts issued on or after May 24, 2004.



*** These funds are not offered in contracts issued on or after June 6, 2005.

**** This fund is only available for contracts issued on or after June 6, 2005.

***** This fund is currently offered in contracts issued prior to June 6, 2005, and will be available for contracts issued on or after this date on or around June 5, 2006. Check with your investment representative regarding availability.

This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.



Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: Lincoln Life & Annuity Company of New York, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583. The
SAI and other information about Lincoln New York and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2006


2

Table of Contents



Item                                                               Page
Special Terms                                                       4
Expense Tables                                                      5
Summary of Common Questions                                        11
Lincoln Life & Annuity Company of New York                         13
Variable Annuity Account (VAA)                                     14
Investments of the Variable Annuity Account                        14
Charges and Other Deductions                                       19
The Contracts                                                      23
 Purchase Payments                                                 23
 Persistency Credits                                               23
 Transfers On or Before the Annuity Commencement Date              24
 Death Benefit                                                     27
 Investment Requirements                                           29
 Lincoln SmartSecuritySM Advantage                                 30
 Surrenders and Withdrawals                                        33
 Distribution of the Contracts                                     34
 i4LIFE (Reg. TM) Advantage                                        35
 4LATERSM Advantage                                                40
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage         45
 Annuity Payouts                                                   46
 Fixed Side of the Contract                                        48
Federal Tax Matters                                                49
Additional Information                                             53
 Voting Rights                                                     53
 Return Privilege                                                  54
 Other Information                                                 54
 Legal Proceedings                                                 54
Contents of the Statement of Additional Information (SAI)
for Lincoln New York Account N for Variable Annuities              56
Appendix A - Condensed Financial Information                       A-1


                                                                               3




Special Terms



In this prospectus, the following terms have the indicated meanings:



4LATERSM Advantage or 4LATER - An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

Account or variable annuity account (VAA) - The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.



Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.



Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.



Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.



Contract value (may be referenced to as account value in marketing materials) - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.



Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.



Death benefit - Before the annuity commencement date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Guaranteed Income Benefits - Options that each provide a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage regular income payments.

i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln New York (we, us, our) - Lincoln Life & Annuity Company of New York
(LNY)

Lincoln SmartSecuritySM Advantage - Provides a Guaranteed Amount to access through periodic withdrawals.



Persistency credit - The additional amount credited to the contract after the seventh contract anniversary.

Purchase payments - Amounts paid into the contract.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

4



Expense Tables



The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.

Contractowner Transaction Expenses:




  o        Surrender charge (as a percentage of purchase payments surrendered/withdrawn):        6.0%*
  o        Transfer charge:                                                                      $ 25**



* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. See Charges and Other Deductions-Surrender Charge.



** The transfer charge will not be imposed on the first 12 transfers during a contract year. We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross reinvestment transfers.

We may apply an interest adjustment to amounts being withdrawn, surrendered or transferred from a guaranteed period account only (except for dollar cost averaging, portfolio rebalancing, cross-reinvestment, withdrawal up to the annual withdrawal limit under the Lincoln SmartSecuritySM Advantage and regular income payments under i4LIFE (Reg. TM) Advantage). See Fixed side of the contract.

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual Account Fee: $30*

Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):


                                                  With Enhanced                Guarantee of
                                                  Guaranteed Minimum           Principal Death
                                                  Death Benefit (EGMDB)        Benefit (GOP)
                                                  -----------------------      ----------------
o        Mortality and expense risk charge                1.55%                     1.45%
o        Administrative charge                            0.15%                     0.15%
                                                           ----                      ----
o        Total annual charge for each
         subaccount                                       1.70%                     1.60%

* We do not assess the account fee on contracts issued prior to October 1, 2003. The account fee will be waived if your contract value is $50,000 or more at the end of any particular year. The account fee will be waived after the fifteenth contract year.

Optional Rider Charges:




Lincoln SmartSecuritySM Advantage:




                                                     Lincoln SmartSecuritySM            Lincoln SmartSecuritySM
                                                   Advantage - 5 Year Elective        Advantage - 1 Year Automatic
                                                          Step-Up option                     Step-Up option
                                                  -----------------------------      -----------------------------
o        Guaranteed maximum annual
         percentage charge*                                  0.95%                               1.50%
o        Current annual percentage charge*                   0.45%                               0.65%




*The annual percentage charge is assessed against the Guaranteed Amount (initial purchase payment or contract value at the time of election) as adjusted for purchase payments, step-ups and withdrawals. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.

4LATERSM Advantage:






o        Guaranteed maximum annual
         percentage charge*                       1.50%
o        Current annual percentage charge*        0.50%




*The annual percentage charge for the 4LATERSM Advantage is multiplied by the Income Base (initial purchase payment or contract value at the time of election) as adjusted for purchase payments, automatic 15% Enhancements, Resets and withdrawals. The 4LATERSM charge is deducted from the subaccounts on a quarterly basis.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2005. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



                                                                               5




                                                      Minimum        Maximum
                                                     ---------      --------
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or

service (12b-1) fees, and other expenses):           0.34%          6.86%
Net Total Annual Fund Operating Expenses

(after contractual waivers/reimbursements*):         0.28%          1.72%




* 22 of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2007.

The following table shows the expenses charged by each fund for the year ended
   December 31, 2005:



(as a percentage of each fund's average net assets):



                                                                              Management
                                                                             Fees (before
                                                                             any waivers/
                                                                            reimbursements)      +
AIM V.I. Capital Appreciation Fund (Series II)(1)(2)                        0.61        %
AIM V.I. Core Equity Fund (Series II)(1)(2)(3)                              0.60
AIM V.I. International Growth Fund (Series II)(1)                           0.73
AllianceBernstein Growth and Income Portfolio (Class B)                     0.55
AllianceBernstein Large Cap Growth Portfolio (Class B)                      0.75
AllianceBernstein International Value Portfolio (Class B)(4)                0.75
AllianceBernstein Small/Mid Cap Value Portfolio (Class B)                   0.75
AllianceBernstein Global Technology Portfolio (Class B)                     0.75
American Century Investments VP II Inflation Protection (Class II)          0.49
American Funds Global Growth Fund (Class 2)(5)                              0.58
American Funds Global Small Capitalization Fund (Class 2)(5)                0.74
American Funds Growth Fund (Class 2)(5)                                     0.33
American Funds Growth-Income Fund (Class 2)(5)                              0.28
American Funds International Fund (Class 2)(5)                              0.52
Baron Capital Asset Fund (Insurance Shares)                                 1.00
Delaware VIP Capital Reserves Series (Service Class)(6)                     0.50
Delaware VIP Diversified Income Series (Service Class)(7)                   0.65
Delaware VIP Emerging Markets Series (Service Class)(8)                     1.25
Delaware VIP High Yield Series (Service Class)(9)                           0.65
Delaware VIP Value Series (Service Class)(10)                               0.65
Delaware VIP REIT Series (Service Class)(11)                                0.73
Delaware VIP Small Cap Value Series (Service Class)(12)                     0.73
Delaware VIP Trend Series (Service Class)(13)                               0.74
Delaware VIP U.S. Growth Series (Service Class)(14)                         0.65
DWS Equity 500 Index VIP (Class A)(15)                                      0.19
DWS Small Cap Index VIP (Class A)                                           0.35
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(16)           0.57
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service Class 2)(17)        0.47
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(18)               0.57
Fidelity (Reg. TM) VIP Mid Cap Portfolio (Service Class 2)(19)              0.57
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(20)             0.72
FTVIPT Franklin Income Securities Fund (Class 2)                            0.46
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class 2)(21)          0.48



                                                                              12b-1 Fees                  Other Expenses
                                                                              (before any                   (before any
                                                                               waivers/                      waivers/
                                                                            reimbursements)      +        reimbursements)
AIM V.I. Capital Appreciation Fund (Series II)(1)(2)                        0.25        %                 0.29        %
AIM V.I. Core Equity Fund (Series II)(1)(2)(3)                              0.25                          0.27
AIM V.I. International Growth Fund (Series II)(1)                           0.25                          0.38
AllianceBernstein Growth and Income Portfolio (Class B)                     0.25                          0.05
AllianceBernstein Large Cap Growth Portfolio (Class B)                      0.25                          0.06
AllianceBernstein International Value Portfolio (Class B)(4)                0.25                          0.12
AllianceBernstein Small/Mid Cap Value Portfolio (Class B)                   0.25                          0.12
AllianceBernstein Global Technology Portfolio (Class B)                     0.25                          0.17
American Century Investments VP II Inflation Protection (Class II)          0.25                          0.01
American Funds Global Growth Fund (Class 2)(5)                              0.25                          0.04
American Funds Global Small Capitalization Fund (Class 2)(5)                0.25                          0.05
American Funds Growth Fund (Class 2)(5)                                     0.25                          0.02
American Funds Growth-Income Fund (Class 2)(5)                              0.25                          0.01
American Funds International Fund (Class 2)(5)                              0.25                          0.05
Baron Capital Asset Fund (Insurance Shares)                                 0.25                          0.09
Delaware VIP Capital Reserves Series (Service Class)(6)                     0.30                          0.21
Delaware VIP Diversified Income Series (Service Class)(7)                   0.30                          0.21
Delaware VIP Emerging Markets Series (Service Class)(8)                     0.30                          0.32
Delaware VIP High Yield Series (Service Class)(9)                           0.30                          0.13
Delaware VIP Value Series (Service Class)(10)                               0.30                          0.13
Delaware VIP REIT Series (Service Class)(11)                                0.30                          0.12
Delaware VIP Small Cap Value Series (Service Class)(12)                     0.30                          0.12
Delaware VIP Trend Series (Service Class)(13)                               0.30                          0.13
Delaware VIP U.S. Growth Series (Service Class)(14)                         0.30                          0.16
DWS Equity 500 Index VIP (Class A)(15)                                      0.00                          0.15
DWS Small Cap Index VIP (Class A)                                           0.00                          0.16
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(16)           0.25                          0.09
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service Class 2)(17)        0.25                          0.09
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(18)               0.25                          0.10
Fidelity (Reg. TM) VIP Mid Cap Portfolio (Service Class 2)(19)              0.25                          0.12
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(20)             0.25                          0.17
FTVIPT Franklin Income Securities Fund (Class 2)                            0.25                          0.02
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class 2)(21)          0.25                          0.28



                                                                                                               Total

                                                                                     Total Expenses         Contractual
                                                                                       (before any            waivers/
                                                                                        waivers/           reimbursements
                                                                            =        reimbursements)          (if any)
AIM V.I. Capital Appreciation Fund (Series II)(1)(2)                                 1.15        %
AIM V.I. Core Equity Fund (Series II)(1)(2)(3)                                       1.12
AIM V.I. International Growth Fund (Series II)(1)                                    1.36
AllianceBernstein Growth and Income Portfolio (Class B)                              0.85
AllianceBernstein Large Cap Growth Portfolio (Class B)                               1.06
AllianceBernstein International Value Portfolio (Class B)(4)                         1.12                 -0.01        %
AllianceBernstein Small/Mid Cap Value Portfolio (Class B)                            1.12
AllianceBernstein Global Technology Portfolio (Class B)                              1.17
American Century Investments VP II Inflation Protection (Class II)                   0.75
American Funds Global Growth Fund (Class 2)(5)                                       0.87
American Funds Global Small Capitalization Fund (Class 2)(5)                         1.04
American Funds Growth Fund (Class 2)(5)                                              0.60
American Funds Growth-Income Fund (Class 2)(5)                                       0.54
American Funds International Fund (Class 2)(5)                                       0.82
Baron Capital Asset Fund (Insurance Shares)                                          1.34
Delaware VIP Capital Reserves Series (Service Class)(6)                              1.01                 -0.05
Delaware VIP Diversified Income Series (Service Class)(7)                            1.16                 -0.12
Delaware VIP Emerging Markets Series (Service Class)(8)                              1.87                 -0.15
Delaware VIP High Yield Series (Service Class)(9)                                    1.08                 -0.05
Delaware VIP Value Series (Service Class)(10)                                        1.08                 -0.05
Delaware VIP REIT Series (Service Class)(11)                                         1.15                 -0.05
Delaware VIP Small Cap Value Series (Service Class)(12)                              1.15                 -0.05
Delaware VIP Trend Series (Service Class)(13)                                        1.17                 -0.05
Delaware VIP U.S. Growth Series (Service Class)(14)                                  1.11                 -0.05
DWS Equity 500 Index VIP (Class A)(15)                                               0.34                 -0.06
DWS Small Cap Index VIP (Class A)                                                    0.51
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(16)                    0.91
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service Class 2)(17)                 0.81
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(18)                        0.92
Fidelity (Reg. TM) VIP Mid Cap Portfolio (Service Class 2)(19)                       0.94
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(20)                      1.14
FTVIPT Franklin Income Securities Fund (Class 2)                                     0.73
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class 2)(21)                   1.01                 -0.02



                                                                            Total Expenses
                                                                                (after

                                                                             Contractual
                                                                               waivers/

                                                                            reimbursements
                                                                                  s)
AIM V.I. Capital Appreciation Fund (Series II)(1)(2)
AIM V.I. Core Equity Fund (Series II)(1)(2)(3)
AIM V.I. International Growth Fund (Series II)(1)
AllianceBernstein Growth and Income Portfolio (Class B)
AllianceBernstein Large Cap Growth Portfolio (Class B)
AllianceBernstein International Value Portfolio (Class B)(4)                1.11        %
AllianceBernstein Small/Mid Cap Value Portfolio (Class B)
AllianceBernstein Global Technology Portfolio (Class B)
American Century Investments VP II Inflation Protection (Class II)
American Funds Global Growth Fund (Class 2)(5)
American Funds Global Small Capitalization Fund (Class 2)(5)
American Funds Growth Fund (Class 2)(5)
American Funds Growth-Income Fund (Class 2)(5)
American Funds International Fund (Class 2)(5)
Baron Capital Asset Fund (Insurance Shares)
Delaware VIP Capital Reserves Series (Service Class)(6)                     0.96
Delaware VIP Diversified Income Series (Service Class)(7)                   1.04
Delaware VIP Emerging Markets Series (Service Class)(8)                     1.72
Delaware VIP High Yield Series (Service Class)(9)                           1.03
Delaware VIP Value Series (Service Class)(10)                               1.03
Delaware VIP REIT Series (Service Class)(11)                                1.10
Delaware VIP Small Cap Value Series (Service Class)(12)                     1.10
Delaware VIP Trend Series (Service Class)(13)                               1.12
Delaware VIP U.S. Growth Series (Service Class)(14)                         1.06
DWS Equity 500 Index VIP (Class A)(15)                                      0.28
DWS Small Cap Index VIP (Class A)
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(16)
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service Class 2)(17)
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(18)
Fidelity (Reg. TM) VIP Mid Cap Portfolio (Service Class 2)(19)
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(20)
FTVIPT Franklin Income Securities Fund (Class 2)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class 2)(21)          0.99


6



                                                                            Management                    12b-1 Fees
                                                                           Fees (before                   (before any
                                                                           any waivers/                    waivers/
                                                                          reimbursements)      +        reimbursements)
FTVIPT Mutual Shares Securities Fund (Class 2)                            0.60        %                 0.25        %
FTVIPT Templeton Global Income Securities Fund (Class 2)                  0.62                          0.25
FTVIPT Templeton Growth Securities Fund (Class 2)                         0.75                          0.25
Janus Aspen Mid Cap Growth Portfolio (Service Class)                      0.64                          0.25
Janus Aspen Balanced Portfolio (Service Class)                            0.55                          0.25
Janus Aspen Worldwide Growth Portfolio (Service Class)(22)                0.60                          0.25
Lincoln VIP Aggressive Growth Fund (Standard Class)                       0.74                          0.00
Lincoln VIP Bond Fund (Standard Class)                                    0.35                          0.00
Lincoln VIP Capital Appreciation Fund (Standard Class)(23)                0.74                          0.00
Lincoln VIP Core Fund (Service Class)(24)                                 0.69                          0.25
Lincoln VIP Equity-Income Fund (Service Class)(25)                        0.73                          0.25
Lincoln VIP Global Asset Allocation Fund (Standard Class)                 0.74                          0.00
Lincoln VIP Growth Fund (Service Class)(26)                               0.74                          0.25
Lincoln VIP Growth and Income Fund (Service Class)                        0.33                          0.25
Lincoln VIP Growth Opportunities Fund (Service Class)(27)                 0.99                          0.25
Lincoln VIP International Fund (Standard Class)                           0.76                          0.00
Lincoln VIP Money Market Fund (Standard Class)                            0.44                          0.00
Lincoln VIP Social Awareness Fund (Standard Class)                        0.35                          0.00
Lincoln VIP Conservative Profile Fund (Service Class) (28)                0.25                          0.25
Lincoln VIP Moderate Profile Fund (Service Class)(28)                     0.25                          0.25
Lincoln VIP Moderately Aggressive Profile Fund (Service Class)(28)        0.25                          0.25
Lincoln VIP Aggressive Profile Fund (Service Class)(28)                   0.25                          0.25
MFS (Reg. TM) VIT Capital Opportunities Series (Service Class)(29)        0.75                          0.25
MFS (Reg. TM) VIT Trust Emerging Growth Series (Service Class)(29)        0.75                          0.25
MFS (Reg. TM) VIT Trust Total Return Series (Service Class)(29)           0.75                          0.25
MFS (Reg. TM) VIT Trust Utilities Series (Service Class)(29)              0.75                          0.25
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(30)               0.83                          0.00
Neuberger Berman AMT Regency Portfolio (I Class)(30)                      0.85                          0.00
Putnam VT Growth & Income Fund (Class 1B)                                 0.49                          0.25
Putnam VT Health Sciences Fund (Class 1B)                                 0.70                          0.25



                                                                                   Other Expenses
                                                                                     (before any
                                                                                      waivers/
                                                                          +        reimbursements)      =
FTVIPT Mutual Shares Securities Fund (Class 2)                                     0.18        %
FTVIPT Templeton Global Income Securities Fund (Class 2)                           0.12
FTVIPT Templeton Growth Securities Fund (Class 2)                                  0.07
Janus Aspen Mid Cap Growth Portfolio (Service Class)                               0.03
Janus Aspen Balanced Portfolio (Service Class)                                     0.02
Janus Aspen Worldwide Growth Portfolio (Service Class)(22)                         0.01
Lincoln VIP Aggressive Growth Fund (Standard Class)                                0.13
Lincoln VIP Bond Fund (Standard Class)                                             0.06
Lincoln VIP Capital Appreciation Fund (Standard Class)(23)                         0.09
Lincoln VIP Core Fund (Service Class)(24)                                          2.92
Lincoln VIP Equity-Income Fund (Service Class)(25)                                 0.07
Lincoln VIP Global Asset Allocation Fund (Standard Class)                          0.19
Lincoln VIP Growth Fund (Service Class)(26)                                        2.48
Lincoln VIP Growth and Income Fund (Service Class)                                 0.05
Lincoln VIP Growth Opportunities Fund (Service Class)(27)                          5.62
Lincoln VIP International Fund (Standard Class)                                    0.16
Lincoln VIP Money Market Fund (Standard Class)                                     0.10
Lincoln VIP Social Awareness Fund (Standard Class)                                 0.07
Lincoln VIP Conservative Profile Fund (Service Class) (28)                         2.01
Lincoln VIP Moderate Profile Fund (Service Class)(28)                              1.17
Lincoln VIP Moderately Aggressive Profile Fund (Service Class)(28)                 1.36
Lincoln VIP Aggressive Profile Fund (Service Class)(28)                            2.57
MFS (Reg. TM) VIT Capital Opportunities Series (Service Class)(29)                 0.23
MFS (Reg. TM) VIT Trust Emerging Growth Series (Service Class)(29)                 0.13
MFS (Reg. TM) VIT Trust Total Return Series (Service Class)(29)                    0.09
MFS (Reg. TM) VIT Trust Utilities Series (Service Class)(29)                       0.15
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(30)                        0.10
Neuberger Berman AMT Regency Portfolio (I Class)(30)                               0.16
Putnam VT Growth & Income Fund (Class 1B)                                          0.05
Putnam VT Health Sciences Fund (Class 1B)                                          0.11



                                                                                                    Total

                                                                          Total Expenses         Contractual
                                                                            (before any            waivers/
                                                                             waivers/           reimbursements
                                                                          reimbursements)          (if any)
FTVIPT Mutual Shares Securities Fund (Class 2)                            1.03        %
FTVIPT Templeton Global Income Securities Fund (Class 2)                  0.99
FTVIPT Templeton Growth Securities Fund (Class 2)                         1.07
Janus Aspen Mid Cap Growth Portfolio (Service Class)                      0.92
Janus Aspen Balanced Portfolio (Service Class)                            0.82
Janus Aspen Worldwide Growth Portfolio (Service Class)(22)                0.86
Lincoln VIP Aggressive Growth Fund (Standard Class)                       0.87
Lincoln VIP Bond Fund (Standard Class)                                    0.41
Lincoln VIP Capital Appreciation Fund (Standard Class)(23)                0.83                 -0.13        %
Lincoln VIP Core Fund (Service Class)(24)                                 3.86                 -2.77
Lincoln VIP Equity-Income Fund (Service Class)(25)                        1.05                 -0.04
Lincoln VIP Global Asset Allocation Fund (Standard Class)                 0.93
Lincoln VIP Growth Fund (Service Class)(26)                               3.47                 -2.36
Lincoln VIP Growth and Income Fund (Service Class)                        0.63
Lincoln VIP Growth Opportunities Fund (Service Class)(27)                 6.86                 -5.43
Lincoln VIP International Fund (Standard Class)                           0.92
Lincoln VIP Money Market Fund (Standard Class)                            0.54
Lincoln VIP Social Awareness Fund (Standard Class)                        0.42
Lincoln VIP Conservative Profile Fund (Service Class) (28)                2.51                 -1.23
Lincoln VIP Moderate Profile Fund (Service Class)(28)                     1.67                 -0.30
Lincoln VIP Moderately Aggressive Profile Fund (Service Class)(28)        1.86                 -0.49
Lincoln VIP Aggressive Profile Fund (Service Class)(28)                   3.07                 -1.61
MFS (Reg. TM) VIT Capital Opportunities Series (Service Class)(29)        1.23                 -0.08
MFS (Reg. TM) VIT Trust Emerging Growth Series (Service Class)(29)        1.13
MFS (Reg. TM) VIT Trust Total Return Series (Service Class)(29)           1.09
MFS (Reg. TM) VIT Trust Utilities Series (Service Class)(29)              1.15
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(30)               0.93
Neuberger Berman AMT Regency Portfolio (I Class)(30)                      1.01
Putnam VT Growth & Income Fund (Class 1B)                                 0.79
Putnam VT Health Sciences Fund (Class 1B)                                 1.06



                                                                          Total Expenses
                                                                              (after

                                                                           Contractual
                                                                             waivers/

                                                                          reimbursements
                                                                                s)
FTVIPT Mutual Shares Securities Fund (Class 2)
FTVIPT Templeton Global Income Securities Fund (Class 2)
FTVIPT Templeton Growth Securities Fund (Class 2)
Janus Aspen Mid Cap Growth Portfolio (Service Class)
Janus Aspen Balanced Portfolio (Service Class)
Janus Aspen Worldwide Growth Portfolio (Service Class)(22)
Lincoln VIP Aggressive Growth Fund (Standard Class)
Lincoln VIP Bond Fund (Standard Class)
Lincoln VIP Capital Appreciation Fund (Standard Class)(23)                0.70        %
Lincoln VIP Core Fund (Service Class)(24)                                 1.09
Lincoln VIP Equity-Income Fund (Service Class)(25)                        1.01
Lincoln VIP Global Asset Allocation Fund (Standard Class)
Lincoln VIP Growth Fund (Service Class)(26)                               1.11
Lincoln VIP Growth and Income Fund (Service Class)
Lincoln VIP Growth Opportunities Fund (Service Class)(27)                 1.43
Lincoln VIP International Fund (Standard Class)
Lincoln VIP Money Market Fund (Standard Class)
Lincoln VIP Social Awareness Fund (Standard Class)
Lincoln VIP Conservative Profile Fund (Service Class) (28)                1.28
Lincoln VIP Moderate Profile Fund (Service Class)(28)                     1.37
Lincoln VIP Moderately Aggressive Profile Fund (Service Class)(28)        1.37
Lincoln VIP Aggressive Profile Fund (Service Class)(28)                   1.46
MFS (Reg. TM) VIT Capital Opportunities Series (Service Class)(29)        1.15
MFS (Reg. TM) VIT Trust Emerging Growth Series (Service Class)(29)
MFS (Reg. TM) VIT Trust Total Return Series (Service Class)(29)
MFS (Reg. TM) VIT Trust Utilities Series (Service Class)(29)
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(30)
Neuberger Berman AMT Regency Portfolio (I Class)(30)
Putnam VT Growth & Income Fund (Class 1B)
Putnam VT Health Sciences Fund (Class 1B)




(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above:
    (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganizations as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The Fee Waiver has been restated to reflect this agreement. The expense limitation agreement is in effect through April 30, 2007.

(2) As a result of a reorganization of another Fund into the Fund, which will occur on or about May 1, 2006 for AIM V.I. Capital Appreciation Fund and AIM V.I. Core Equity Fund and June 12, 2006 for AIM V.I. Large Cap Growth Fund, the Fund's Total Annual Operating Expenses have been restated to reflect such reorganization.

(3) Effective upon the closing of the Reorganization which will occur on or about May 1, 2006, the advisor for AIM V.I. Core Equity Fund has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.16% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganizations as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used



                                                                               7




   to pay certain expenses incurred by the Fund. The Fee Waiver has been restated to reflect this agreement. The expense limitation agreement is in effect through April 30, 2007.

(4) Represents a one time waiver of certain legal and accounting expenses paid to the Advisor.

(5) The investment adviser began waiving 5% of its management fees on September 1, 2004. Beginning April 1, 2005, this waiver increased to 10% and will continue at this level until further review. Total annual fund operating expenses do not reflect this waiver. The effect of the waiver on total operating expenses can be found in the Financial Highlights table in the Series' prospectus and in the audited financial statements in the Series' annual report.

(6) The investment advisor for the Delaware VIP Capital Reserves Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 0.70%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.50% on the first $500 million, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, 0.425% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(7) The investment advisor for the Delaware VIP Diversified Income Series is Delaware Management Company ("DMC"). Since inception through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. Without such an arrangement, the total operating expense for the Series would have been 0.86% for the fiscal year 2005 (excluding 12b-1 fees). Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, Extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 0.81%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(8) The investment advisor for the Delaware VIP Emerging Markets Series is Delaware Management Company ("DMC"); the sub-advisor is Mondrian Investment Partners, Ltd. ("Mondrian"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 1.50%. Without such an arrangement, the total operating expense for the Series would have been 1.57% for the fiscal year 2005 (excluding 12b-1 fees). Effective May 1, 2006 through April 30, 2007, Mondrian has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 1.50%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 1.25% on the first $500 million, 1.20% on the next $500 million, 1.15% on the next $1.5 billion, 1.10% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(9) The investment advisor for the Delaware VIP High Yield Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 0.78%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(10) The investment advisor for the Delaware VIP Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. In addition, for the period May 1, 2002 through April 30, 2006, DMC voluntarily elected to waive its management fee for this Series to 0.60%. Without such an arrangement, the total operating expense for the Series would have been 0.73% for the fiscal year 2005 (excluding 12b-1 fees). Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 0.86%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(11) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 1.00%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(12) The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2006 through April 30, 2007, DMC has contractually



8



    agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 1.03%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(13) The investment advisor for the Delaware VIP Trend Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 0.92%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(14) The investment advisor for the Delaware VIP US Growth Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 0.87%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(15) Effective September 19, 2005, the Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.28% for Class A and 0.53% for Class B shares until April 30, 2009.

(16) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the funds' custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including thee reductions, the total class operating expenses would have been 0.64% for initial class; 0.74% for service class; and 0.89% for service class 2. These offsets may be discontinued at any time.

(17) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.55% for initial class; 0.65% for service class; and 0.80% for service class 2. These offsets may be discontinued at any time.

(18) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.63% for initial class; 0.73% for service class; and 0.88% for service class 2. These offsets may be discontinued at any time.

(19) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.64% for initial class; 0.74% for service class; and 0.89% for service class 2. These offsets may be discontinued at any time.

(20) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.82% for initial class; 0.92% for service class; and 1.07% for service class 2. These offsets may be discontinued at any time.

(21) The Fund's manager had agreed in advance to reduce its fees with respect to assets invested by the Fund in a Franklin Templeton Money Market Fund for cash management. This arrangement will continue for as long as the Fund invests in the Money Market Fund.

(22) Effective February 1, 2006 for Worldwide Growth Portfolio, the Portfolio's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to its benchmark index. This Change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing the change are included in the Statement of Additional Information of the Fund.

(23) The Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.15% of the first $100,000,000 of average net assets of the Fund; 0.10% of the next $150,000,000 of average daily net assets of the Fund; 0.15% of the next $250,000,000 of average daily net assets of the Fund; 0.10% of the next $250,000,000 of average daily net assets of the Fund; 0.15% of the next $750,000,000 of average daily net assets of the Fund; and 0.20% of the excess over $1,500,000,000 of average daily net assets of the Fund. The fee waiver will continue at least through April 30, 2007, and renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.

(24) Lincoln Life has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses exceed 0.84% standard class and 1.09% service class of average daily net assets. The Agreement will continue at least through April 30, 2007, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the Fund.

(25) Effective May 1, 2005 the adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.0% on the first $250,000,000 of average daily net assets of the Fund; 0.05% on the next $500,000,000 of average daily net assets of the Fund; and 0.10% of the excess over $750,000,000 of average daily net assets of the Fund. The waiver will continue at least through April 30, 2007, and renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.

(26) Lincoln Life has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses exceed 0.86% standard class and 1.11% service class of average daily net assets. The Agreement will continue at least through April 30, 2007, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the Fund.

(27) Lincoln Life has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses exceed 1.18% standard class and 1.43% service class of average daily net assets. The Agreement will continue at least through April 30, 2007, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the Fund.

(28) The "Other Expenses" column reflects the expenses of the particular Lincoln Profile Fund (Conservative 1.28%; Moderate 0.35%; Moderately Aggressive 0.54%; Aggressive 1.66%) and the estimated fees and expenses of the underlying funds invested in by the Profile Funds (Conservative 0.73%; Moderate 0.82%; Moderately Aggressive 0.82%; Aggressive 0.91%). The estimated underlying fund fees and expenses are



                                                                               9




    based on the 2005 fees and expenses of the underlying funds that were owned by each Profile Fund on December 31, 2005. Each Profile Fund's expense ratio will vary based on the actual allocations to the underlying funds that occurred throughout the year. In addition, Lincoln Life has contractually agreed to reimburse each Profile Fund to the extent that the Total Expenses (excluding underlying fund fees and expenses) exceed 0.55%. This Agreement will continue at least through April 30, 2007 and will renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the Funds.

(29) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of service class shares (these fees are referred to as distribution fees). Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may have entered into brokerage arrangements, that reduced or recaptured series' expenses. Any such expense reductions are not reflected in the table. Had these expense reductions been taken into account, "Net Expenses" would be lower. MFS has contractually agreed to bear the series' expenses such that "Other Expenses" (determined without giving effect to the expense reduction arrangements described above), do not exceed 0.15% annually. This expense limitation arrangement excludes management fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the series' investing activities. This contractual fee arrangement will continue until at least April 30, 2007, unless earlier terminated or revised with the consent of the Board of Trustees which oversees the series.

(30) Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2009 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Balanced, Limited Maturity Bond, Mid-Cap Growth, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Balanced, Limited Maturity Bond, Mid-Cap Growth and Partners Portfolios; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation. Net expenses for the Socially Responsive Portfolio were subject to a contractual expense limitation of 1.50% for the year ended December 31, 2005.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.



10

EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.



The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB and 4LATERSM Advantage at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



1) If you surrender your contract at the end of the applicable time period:





   1 year         3 years        5 years        10 years
-----------      ---------      ---------      ---------
   $1,595         $3,293         $4,724         $8,991


2) If you annuitize or do not surrender your contract at the end of the applicable time period:





 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $995        $2,893         $4,724         $8,991




For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See The Contracts - i4LIFE (Reg. TM) Advantage including the Guaranteed Income Benefit, 4LATERSM Advantage and Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary of Common Questions

What kind of contract am I buying? It is an individual variable or fixed and/or interest adjusted, if applicable, annuity contract between you and Lincoln New York. This prospectus primarily describes the variable side of the contract. See The Contracts.

What is the variable annuity account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Investment Requirements? If you elect 4LATERSM Advantage after May 15, 2006 (or when available in your state) or the Lincoln SmartSecuritySM Advantage or i4LIFE (Reg. TM) Guaranteed Income Benefit after May 15, 2006 (if Investment Requirements have been approved in your state), you will be subject to certain requirements for your subaccount investments. You may be limited in how much you can invest in certain subaccounts. We do not plan to enforce these Investment Requirements at this time. See The Contracts - Investment Requirements.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? If you withdraw purchase payments, you pay a surrender charge from 0% to 6.0% of the surrendered or withdrawn purchase payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions-Surrender Charge.



We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the contract year.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

                                                                              11


We charge an account fee of $30 on any contract anniversary if the contract value is less than $50,000. This account fee will be waived after the fifteenth contract year. See Charges and other deductions.

We apply a charge to the daily net asset value of the VAA and those charges are:


                                                  With Enhanced                Guarantee of
                                                  Guaranteed Minimum           Principal Death
                                                  Death Benefit (EGMDB)        Benefit (GOP)
                                                  -----------------------      ----------------
o        Mortality and expense risk charge                1.55%                     1.45%
o        Administrative charge                            0.15%                     0.15%
                                                           ----                      ----
o        Total annual charge for each
         subaccount                                       1.70%                     1.60%



Additional Optional Riders:

Lincoln SmartSecuritySM Advantage:



                                                    Lincoln SmartSecuritySM            Lincoln SmartSecuritySM
                                                  Advantage - 5 Year Elective        Advantage - 1 Year Automatic
                                                         Step-up Option                     Step-up Option
                                                 -----------------------------      -----------------------------
o        Guaranteed maximum annual
         percentage charge                                  0.95%                               1.50%
o        Current annual percentage charge                   0.45%                               0.65%



4LATERSM Advantage:






o        Guaranteed maximum annual
         percentage charge                       1.50%
o        Current annual percentage charge        0.50%




See Charges and Other Deductions.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

What is a persistency credit? A persistency credit of 0.075% of contract value less purchase payments that have been in the contract less than seven years will be credited on a quarterly basis after the seventh anniversary. See The Contracts - Persistency Credits.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.



What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program that provides periodic variable lifetime income payments, a death benefit, and the ability to make purchase payments (IRA contracts only) and withdrawals during a defined period of time. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg.
TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.



What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.



May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no

12



more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

What is the Lincoln SmartSecuritySM Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. There are two options available to reset the Guaranteed Amount to the current contract value. See The Contracts - Lincoln SmartSecuritySM Advantage.

What is 4LATERSM Advantage? 4LATERSM Advantage, which may be available for purchase at an additional charge, is a way to guarantee today a minimum payout floor in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATERSM Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. See The Contracts - 4LATERSM Advantage.

What are the Guaranteed Income Benefits? The Guaranteed Income Benefits provide a minimum payout floor for your i4LIFE (Reg. TM) regular income payments. They are available either through 4LATERSM Advantage or may be purchased at the time you elect i4LIFE (Reg. TM) Advantage. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and 4LATERSM Advantage Guaranteed Income Benefit.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days of the date you first receive the contract. You need to return the contract, postage prepaid, to our Servicing office. You assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A to this prospectus provides more information about accumulation unit values.

Investment Results



At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



Financial Statements



The financial statements of the VAA and for us are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.

Lincoln Life & Annuity Company of New York

Lincoln New York is a New York-domiciled life insurance company founded on June 6, 1996. Lincoln New York is a subsidiary of The Lincoln National Life Insurance Company (Lincoln Life). Lincoln Life is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln New York is obligated to pay all amounts promised to policy owners under the policies.

                                                                              13




Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.

On April 3, 2006, Jefferson-Pilot Corporation ("Jefferson-Pilot"), a North Carolina corporation, merged with and into Lincoln JP Holdings, L.P., a wholly owned subsidiary of Lincoln National Corporation ("LNC"), the parent company of Lincoln Life, pursuant to a merger agreement among LNC, Jefferson-Pilot, Quartz Corporation, and Lincoln JP Holdings, L.P., dated October 9, 2005, as amended. Lincoln JP Holdings, L.P. is the surviving entity. More information about the merger as well as a copy of the merger agreement can be found in Amendment No. 1 to the Form S-4 (Reg. No. 333-130226) filed by LNC with the SEC. Lincoln New York's obligations as set forth in your variable annuity contract, prospectus and Statement of Additional Information have not changed as a result of this merger.

Variable Annuity Account (VAA)


On March 11, 1999, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or Lincoln New York. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Investments of the Variable Annuity Account



You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.

Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.

Administrative, Marketing and Support Service Fees



With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may compensate us (or an affiliate) for administrative, distribution, or other services. It is anticipated that such compensation will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may compensate us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.48%, and as of the date of this prospectus, we were receiving compensation from each fund family. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AIM, AllianceBernstein, American Century, American Funds, Baron, Delaware, Fidelity, Franklin Templeton, Janus, Lincoln, MFS and Putnam Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) in consideration of services provided and expenses incurred by us in distributing Fund shares. The payment rates range from 0% to 0.30% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



14



Description of the Funds



Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.



Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.



Following are brief summaries of the fund description. More detailed information may be obtained from the current prospectus for the fund which accompanies this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.



 FUND NAME                                                   FUND DESCRIPTION
AIM V.I. Capital Appreciation Fund                          Capital appreciation
 AIM V.I. Core Equity Fund                                   Long-term growth
AIM V.I. International Growth Fund                          Long-term growth
 AllianceBernstein Global Technology Portfolio               Maximum capital appreciation
AllianceBernstein Growth and Income Portfolio               Growth and income
 AllianceBernstein International Value Portfolio             Long-term growth
AllianceBernstein Large Cap Growth Portfolio                Maximum capital appreciation
 AllianceBernstein Small/Mid Cap Value Portfolio             Long-term growth
American Century Investments VP Inflation Protection        Long-term total return
Fund
 American Funds Global Growth Fund                           Long-term growth
American Funds Global Small Capitalization Fund             Long-term growth
 American Funds Growth Fund                                  Long-term growth
American Funds Growth-Income Fund                           Growth and income
 American Funds International Fund                           Long-term growth
Baron Capital Asset Fund                                    Maximum capital appreciation
 Delaware VIP Capital Reserves Series                        Current income



 FUND NAME                                                   MANAGER
AIM V.I. Capital Appreciation Fund                          AIM Advisors, Inc.
 AIM V.I. Core Equity Fund                                   AIM Advisors, Inc.
AIM V.I. International Growth Fund                          AIM Advisors, Inc.
 AllianceBernstein Global Technology Portfolio               AllianceBernstein, L.P.
AllianceBernstein Growth and Income Portfolio               AllianceBernstein, L.P.
 AllianceBernstein International Value Portfolio             AllianceBernstein, L.P.
AllianceBernstein Large Cap Growth Portfolio                AllianceBernstein, L.P.
 AllianceBernstein Small/Mid Cap Value Portfolio             AllianceBernstein, L.P.
American Century Investments VP Inflation Protection        American Century
Fund
 American Funds Global Growth Fund                           Capital Research and Management Company
American Funds Global Small Capitalization Fund             Capital Research and Management Company
 American Funds Growth Fund                                  Capital Research and Management Company
American Funds Growth-Income Fund                           Capital Research and Management Company
 American Funds International Fund                           Capital Research and Management Company
Baron Capital Asset Fund                                    BAMCO, Inc.
 Delaware VIP Capital Reserves Series                        Delaware Management Company


                                                                              15




 FUND NAME                                                    FUND DESCRIPTION
Delaware VIP Diversified Income Series                       Total return
 Delaware VIP Emerging Markets Series                         Capital appreciation
Delaware VIP High Yield Series                               Capital appreciation
 Delaware VIP REIT Series                                     Total return
Delaware VIP Small Cap Value Series                          Capital appreciation
 Delaware VIP Trend Series                                    Capital appreciation
Delaware VIP U.S. Growth Series                              Capital appreciation
 Delaware VIP Value Series                                    Long-term capital appreciation
DWS Equity 500 Index VIP Fund                                Capital appreciation
 DWS Small Cap Index VIP Fund                                 Capital appreciation
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio        Long-term capital appreciation
 Fidelity (Reg. TM) VIP Equity-Income Portfolio               Reasonable income
Fidelity (Reg. TM) VIP Growth Portfolio                      Capital appreciation
 Fidelity (Reg. TM) VIP Mid Cap Portfolio                     Long-term growth
Fidelity (Reg. TM) VIP Overseas Portfolio                    Long-term growth
 FTVIPT Franklin Income Securities Fund                       Current income
FTVIPT Franklin Small-Mid Cap Growth Securities Fund         Long-term growth
 FTVIPT Mutual Shares Securities Fund                         Capital appreciation
FTVIPT Templeton Global Income Securities Fund               Total return
 FTVIPT Templeton Growth Securities Fund                      Long-term growth
Janus Aspen Balanced Portfolio                               Long-term growth and current
                                                                          income

 FUND NAME                                                    MANAGER
Delaware VIP Diversified Income Series                       Delaware Management Company
 Delaware VIP Emerging Markets Series                         Delaware Management Company
                                                             Sub-advised by Mondrian Investment
                                                                Partners Limited

Delaware VIP High Yield Series                               Delaware Management Company
 Delaware VIP REIT Series                                     Delaware Management Company
Delaware VIP Small Cap Value Series                          Delaware Management Company
 Delaware VIP Trend Series                                    Delaware Management Company
Delaware VIP U.S. Growth Series                              Delaware Management Company
 Delaware VIP Value Series                                    Delaware Management Company
DWS Equity 500 Index VIP Fund                                Deutsche Asset Management Inc.
                                                             Sub-advised by Northern Trust Investments,
                                                             Inc.
 DWS Small Cap Index VIP Fund                                 Deutsche Asset Management Inc.
                                                             Sub-advised by Northern Trust Investments,
                                                             Inc.
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio        Fidelity Management and Research
                                                                         Company

 Fidelity (Reg. TM) VIP Equity-Income Portfolio               Fidelity Management and Research
                                                                         Company

Fidelity (Reg. TM) VIP Growth Portfolio                      Fidelity Management and Research
                                                                         Company

 Fidelity (Reg. TM) VIP Mid Cap Portfolio                     Fidelity Management and Research
                                                                         Company

Fidelity (Reg. TM) VIP Overseas Portfolio                    Fidelity Management and Research
                                                                         Company

 FTVIPT Franklin Income Securities Fund                       Franklin Advisers, Inc.
FTVIPT Franklin Small-Mid Cap Growth Securities Fund         Franklin Advisers, Inc.
 FTVIPT Mutual Shares Securities Fund                         Franklin Mutual Advisors, LLC
FTVIPT Templeton Global Income Securities Fund               Templeton Global Advisors Limited
 FTVIPT Templeton Growth Securities Fund                      Templeton Global Advisors Limited
Janus Aspen Balanced Portfolio                               Janus Capital Management LLC


16



 FUND NAME                                             FUND DESCRIPTION
Janus Aspen Mid Cap Growth Portfolio                  Long-term growth
 Janus Aspen Worldwide Growth Portfolio                Long-term growth
Lincoln VIP Aggressive Growth Fund                    Maximum capital appreciation
 Lincoln VIP Bond Fund                                 Current income
Lincoln VIP Capital Appreciation Fund                 Long-term growth
 Lincoln VIP Core Fund                                 Capital appreciation
Lincoln VIP Equity-Income Fund                        Income

 Lincoln VIP Global Asset Allocation Fund              Total return
Lincoln VIP Growth Fund                               Long-term growth
 Lincoln VIP Growth & Income Fund                      Capital appreciation
Lincoln VIP Growth Opportunities Fund                 Long-term growth
 Lincoln VIP International Fund                        Capital appreciation
Lincoln VIP Money Market Fund                         Preservation of capital
 Lincoln VIP Social Awareness Fund                     Capital appreciation
Lincoln VIP Conservative Profile Fund                 Current income
 Lincoln VIP Moderate Profile Fund                     Total return
Lincoln VIP Moderately Aggressive Profile Fund        Growth and income



 FUND NAME                                             MANAGER
Janus Aspen Mid Cap Growth Portfolio                  Janus Capital Management LLC
 Janus Aspen Worldwide Growth Portfolio                Janus Capital Management LLC
Lincoln VIP Aggressive Growth Fund                    Delaware Management Company
                                                      Sub-advised by T. Rowe Price Associates,
                                                      Inc.
 Lincoln VIP Bond Fund                                 Delaware Management Company
Lincoln VIP Capital Appreciation Fund                 Delaware Management Company
                                                      Sub-advised by Janus Capital Management
                                                      LLC

 Lincoln VIP Core Fund                                 Delaware Management Company
                                                      Sub-advised by Salomon Brothers Asset
                                                      Management Inc., a wholly-owned
                                                      subsidiary of Legg Mason, Inc.
Lincoln VIP Equity-Income Fund                        Delaware Management Company
                                                      Sub-advised by Fidelity Management &
                                                      Research Company (FMR)
 Lincoln VIP Global Asset Allocation Fund              Delaware Management Company
                                                      Sub-advised by UBS Global Asset
                                                      Management
Lincoln VIP Growth Fund                               Delaware Management Company
                                                      Sub-advised by Fund Asset Management,
                                                      L.P., doing business as Mercury Advisors
 Lincoln VIP Growth & Income Fund                      Delaware Management Company
Lincoln VIP Growth Opportunities Fund                 Delaware Management Company
                                                      Sub-advised by Fund Asset Management,
                                                      L.P., doing business as Mercury Advisors
 Lincoln VIP International Fund                        Delaware Management Company
                                                      Sub-advised by Mondrian Investment
                                                      Partners Limited
Lincoln VIP Money Market Fund                         Delaware Management Company
 Lincoln VIP Social Awareness Fund                     Delaware Management Company
Lincoln VIP Conservative Profile Fund                 Delaware Management Company
                                                      Sub-advised by Wilshire Associates Inc.
 Lincoln VIP Moderate Profile Fund                     Delaware Management Company
                                                      Sub-advised by Wilshire Associates Inc.
Lincoln VIP Moderately Aggressive Profile Fund        Delaware Management Company
                                                      Sub-advised by Wilshire Associates Inc.


                                                                              17




 FUND NAME                                              FUND DESCRIPTION
Lincoln VIP Aggressive Profile Fund                    Capital appreciation
 MFS (Reg. TM) VIT Capital Opportunities Series         Capital appreciation
MFS (Reg. TM) VIT Emerging Growth Series               Long-term growth
 MFS (Reg. TM) VIT Total Return Series                  Income and growth
MFS (Reg. TM) VIT Utilities Series                     Growth and income
 Neuberger Berman AMT Mid-Cap Growth Portfolio          Capital appreciation
Neuberger Berman AMT Regency Portfolio                 Long-term growth
 Putnam VT Growth & Income Fund                         Capital growth and current
                                                       income
Putnam VT Health Sciences Fund                         Capital appreciation



 FUND NAME                                              MANAGER
Lincoln VIP Aggressive Profile Fund                    Delaware Management Company
                                                       Sub-advised by Wilshire Associates Inc.
 MFS (Reg. TM) VIT Capital Opportunities Series         Massachusetts Financial Services Company
MFS (Reg. TM) VIT Emerging Growth Series               Massachusetts Financial Services Company
 MFS (Reg. TM) VIT Total Return Series                  Massachusetts Financial Services Company
MFS (Reg. TM) VIT Utilities Series                     Massachusetts Financial Services Company
 Neuberger Berman AMT Mid-Cap Growth Portfolio          Neuberger Berman Management, Inc.
Neuberger Berman AMT Regency Portfolio                 Neuberger Berman Management, Inc.
 Putnam VT Growth & Income Fund                         Putnam Investment Management, LLC
Putnam VT Health Sciences Fund                         Putnam Investment Management, LLC




Fund Shares



We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.



Reinvestment of Dividends and Capital Gain Distributions



All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.



Addition, Deletion or Substitution of Investments



We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.



Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.



18

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions



We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:

 o processing applications for and issuing the contracts;


 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);


 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts; o providing contract confirmations;
 o providing toll-free inquiry services; and

 o furnishing telephone and electronic fund transfer services.

The risks we assume include:

 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);

 o the risk that death benefits paid will exceed the actual contract value; o the risk that more owners than expected will qualify for waivers of the surrender charge;


 o the risk that, if the i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER Guaranteed Income Benefit is in effect, the required income payments will exceed the account value; and



 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.

Deductions from the VAA

We apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:


                                                  With Enhanced                Guarantee of
                                                  Guaranteed Minimum           Principal Death
                                                  Death Benefit (EGMDB)        Benefit (GOP)
                                                  -----------------------      ----------------
o        Mortality and expense risk charge                1.55%                     1.45%
o        Administrative charge                            0.15%                     0.15%
                                                           ----                      ----
o        Total annual charge for each
         subaccount                                       1.70%                     1.60%

                                                                              19




Surrender Charge



A surrender charge applies (except as described below) to surrenders and withdrawals of purchase payments that have been invested for the periods indicated as follows:


                                                                       Number of contract anniversaries since
                                                                           purchase payment was invested
                                                                    --------------------------------------------
                                                                     0         1         2         3         4+
      Surrender charge as a percentage of the surrendered or        6%        5%        4%        3%        0%
      withdrawn purchase payments

A surrender charge does not apply to:

 o A surrender or withdrawal of a purchase payment beyond the fourth anniversary since the purchase payment was invested;

 o Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to the greater of 10% of the current contract value or 10% of the total purchase payments (this does not apply upon surrender of the contract);

 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner;
 o A surrender of the contract as a result of the death of the contractowner, joint owner or annuitant;
 o Purchase payments when used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the contract value applied to calculate the benefit amount under any annuity payout option made available by us;



 o Regular income payments made under i4LIFE (Reg. TM) Advantage, including any payments to provide the 4LATER or i4LIFE Guaranteed Income Benefits, or periodic payments made under any annuity payout option made available by us;



 o A surrender or withdrawal of any purchase payments after the onset of a permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code, which disability occurred and has existed continuously for a period of twelve months before the 65th birthday of the contractowner;

 o A surrender or withdrawal of any purchase payments as a result of admittance of the contractowner to an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;

 o A surrender or withdrawal of any purchase payments as a result of the diagnosis of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;

 o Withdrawals up to the Annual Withdrawal Limit under the Lincoln SmartSecuritySM Advantage, subject to certain conditions.

For purposes of calculating the surrender charge on withdrawals, we assume that:

1. The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

2. Prior to the fourth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

  o from purchase payments (on a FIFO basis) until exhausted; then o from earnings until exhausted.

3. On or after the fourth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

  o from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then o from earnings and persistency credits until exhausted; then o from purchase payments (on a FIFO basis) to which a surrender charge still applies until exhausted.

We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased. The surrender charge is calculated separately for each purchase payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.

20



Account Fee



During the accumulation period, we will deduct $30 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $30 account fee will also be deducted from the contract value upon surrender. This fee will be waived after the fifteenth contract year. The account fee will be waived for any contract with a contract value that is equal to or greater than $50,000 on the contract anniversary. We do not assess the account fee on contracts issued prior to October 1, 2003.



Transfer Fee



We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the contract year.



Rider Charges



A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln SmartSecuritySM Advantage Charge. During the accumulation period, there is a charge for the Lincoln SmartSecuritySM Advantage, if elected. The Rider charge is currently equal to an annual rate of 0.45% (0.1125% quarterly) if the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option is selected or 0.65% (0.1625% quarterly) for the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option and is applied to the Guaranteed Amount as adjusted. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount on the valuation date the Rider charge is assessed. The charge will not apply to any portion of the Guaranteed Amount in the dollar cost averaging fixed account. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. If you purchase the Rider in the future, the percentage charge will be the current charge in effect at that time up to the maximum 0.95% or 1.50% depending on the option selected.

Under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, the annual Rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

Under both options, if you elect to step-up the Guaranteed Amount, a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the Rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the Rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge for the option. If you never elect to step-up your Guaranteed Amount, your Rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the earlier of the annuity commencement date, election of i4LIFE (Reg. TM) Advantage or termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the Rider charge may be waived. For the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, after the fifth Benefit Year anniversary following the last automatic step-up opportunity, the rider charge may be waived.

Whenever the above conditions are met, on each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider or on the most recent step-up date; and (2) purchase payments made after the step-up, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.



4LATERSM Advantage Charge

Prior to the periodic income commencement date (the valuation date the initial regular income payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER charge is currently 0.50% of the Income Base. The Income Base (an amount equal to the initial purchase payment or contract value at the time of election), as adjusted is a value that will be used to calculate the 4LATER Guaranteed Income Benefit. An amount equal to the quarterly 4LATER Rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER Rider Effective Date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER Rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a Reset to the current Account Value. If you purchase 4LATER in the future, the percentage charge will be the charge in effect at the time you elect 4LATER.



                                                                              21




Upon a reset of the Income Base, a pro-rata deduction of the 4LATER Rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER Rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER Rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER at the time of reset, not to exceed the guaranteed maximum charge of 1.50%. If you never elect to reset your Income Base, your 4LATER Rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the periodic income commencement date, a pro-rata amount of the 4LATER Rider charge will be deducted upon termination of the 4LATER Rider for any reason other than death.

On the periodic income commencement date, a pro-rata deduction of the 4LATER Rider charge will be made to cover the cost of 4LATER since the previous deduction. On and after the periodic income commencement date, the 4LATER Rider charge will be added to the i4LIFE charge as a daily percentage of average account value. This is a change to the calculation of the 4LATER charge because after the periodic income commencement date, when the 4LATER Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER charge is the same immediately before and after the periodic income commencement date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the periodic income commencement date and then multiplied by the average daily account value after the periodic income commencement date.

After the periodic income commencement date, the 4LATER percentage charge will not change unless the contractowner elects additional 15 year step-up periods during which the 4LATER Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15 year period, the 4LATER percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50%.

After the periodic income commencement date, if the 4LATER Guaranteed Income Benefit is terminated, the 4LATER Rider annual charge will also terminate.

4LATERSM Advantage charge:






o        Guaranteed maximum annual
         percentage charge*                       1.50%
o        Current annual percentage charge*        0.50%




*The annual percentage for the 4LATERSM Advantage charge is multiplied by the Income Base (initial purchase payment or contract value at the time of election) as adjusted for purchase payments, automatic 15% Enhancements, Resets and withdrawals. The 4LATER charge is deducted from the subaccounts on a quarterly basis.

Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.



The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%. Currently, there is no premium tax levied for New York residents.



Other Charges and Deductions

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment if applicable. See Fixed Side of the Contract. Charges may also be imposed during the regular income and annuity payout period. See i4LIFE (Reg. TM) Advantage (including the i4LIFE (Reg. TM) Advantage and 4LATER Guaranteed Income Benefits) and Annuity Payouts.



There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.



Additional Information



The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with

 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or


22

 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts

If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.



When a completed application and all other information necessary for processing a purchase order is received at our Servicing office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment within two business days.



Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 90. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-sheltered growth.

Replacement of Existing Insurance



Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.



Purchase Payments



Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $10,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). Purchase payments in total may not exceed $2 million without our approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by New York's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. We reserve the right to limit purchase payments made to the contract.



Persistency Credits



Contractowners will receive a persistency credit on a quarterly basis after the seventh contract anniversary. The amount of the persistency credit is calculated by multiplying the contract value, less any purchase payments that have not been invested in the contract for

                                                                              23


at least seven years, by 0.075%. This persistency credit will be allocated to the variable subaccounts and the fixed subaccounts in proportion to the contract value in each variable subaccount and fixed subaccount at the time the persistency credit is paid into the contract.

There is no additional charge to receive this persistency credit, and in no case will the persistency credit be less than zero.



Valuation Date



Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.



Allocation of Purchase Payments



Purchase payments allocated to the variable account are placed into the VAA's subaccounts, each of which invests in shares of the class of its corresponding fund, according to your instructions. You may also allocate purchase payments in the fixed subaccount, if available.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account guaranteed period is $2,000, subject to state approval. Upon allocation to a subaccount, purchase payments are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received at our Servicing office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing the purchase payment until we receive it from your agent's broker-dealer. The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.



Valuation of Accumulation Units



Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:



1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus



2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.



Transfers On or Before the Annuity Commencement Date



After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. Currently, there is no charge to you for a transfer. However, we reserve the right to impose a $25 fee for transfers after the first 12 times during a contract year. Transfers are limited to twelve (12) (within and/or between the variable and fixed subaccounts) per contract year unless otherwise authorized by Lincoln New York. Lincoln New York reserves the right to require a 30 day minimum time period between each transfer. Transfers made as a part of an automatic transfer program will not be counted against these twelve transfers.

24

The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Servicing office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Servicing office.

Requests for transfers will be processed on the valuation date that they are received when they are received at our Servicing office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

If your contract offers a fixed account, you also may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:

 o the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and

 o the minimum amount which can be transferred is $300 or the amount in the fixed account.

Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to interest adjustments, if applicable.



Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing



Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders. In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.



Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by


                                                                              25


original signature sent to us by U.S. mail, standard delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.



Transfers After the Annuity Commencement Date



If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account are the same as they were on or before the annuity commencement date.

If you do not select i4LIFE (Reg. TM) Advantage, you may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.



Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Servicing office. For further detailed information on these services, please see Additional Services in the SAI.



Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

26

Only one of the three additional services (DCA, cross reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross reinvestment running simultaneously.



Death Benefit

The chart below provides a brief overview of how the death benefit proceeds will be distributed, if death occurs prior to i4LIFE (Reg. TM) Advantage elections or to the annuity commencement date. Refer to your contract for the specific provisions applicable upon death.




 UPON DEATH OF:         AND...
contractowner          There is a surviving joint owner
 contractowner          There is no surviving joint owner
contractowner          There is no surviving joint owner
                       and the beneficiary predeceases the

                       contractowner

 annuitant              The contractowner is living
annuitant              The contractowner is living
 annuitant**            The contractowner is a trust or other
                       non-natural person



 UPON DEATH OF:         AND...                                      DEATH BENEFIT PROCEEDS PASS TO:
contractowner          The annuitant is living or deceased         joint owner
 contractowner          The annuitant is living or deceased         designated beneficiary
contractowner          The annuitant is living or deceased         contractowner's estate
 annuitant              There is no contingent annuitant            The youngest contractowner
                                                                   becomes the contingent annuitant
                                                                   and the contract continues. The
                                                                   contractowner may waive* this
                                                                   continuation and receive the death
                                                                   benefit proceeds.
annuitant              The contingent annuitant is living          contingent annuitant becomes the
                                                                   annuitant and the contract continues
 annuitant**            No contingent annuitant allowed             designated beneficiary
                         with non-natural contractowner


* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.

If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this election terminates if you elect i4LIFE (Reg. TM) Advantage or any annuitization option. Generally, the more expensive the death benefit the greater the protection.

You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Servicing office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.

Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant.

Guarantee of Principal Death Benefit. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:

 o The current contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value.

                                                                              27


In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable.

All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Enhanced Guaranteed Minimum Death Benefit (EGMDB).

If the Enhanced Guaranteed Minimum Death Benefit (EGMDB) is in effect, the death benefit paid will be the greatest of:

 o the contract value as of the valuation date the death benefit is approved by us for payment;
 o the sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value; or
 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner or annuitant for whom the death claim is approved for payment. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

The EGMDB is not available under contracts issued to a contractowner, or joint owner or annuitant, who is age 80 or older at the time of issuance.



For contracts purchased after October 1, 2003, the contractowner may discontinue the EGMDB at any time by completing the Enhanced Guaranteed Minimum Death Benefit Discontinuance form and sending it to our Servicing office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit will apply. We will deduct the charge for the Guarantee of Principal Death Benefit as of that date. See Charges and Other Deductions.

General Death Benefit Information



Only one of these death benefit elections may be in effect at any one time and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).



Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code
Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.



Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or

 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of

28

death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.



In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is over $10,000, the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened. SecureLine (Reg. TM) is not a method of deferring taxation.

The SecureLine (Reg. TM) account is a special service that we offer in which the death benefit proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the death proceeds) a check, we will send a checkbook so that you (or the death proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.

Investment Requirements

Contractowners who have elected 4LATER, the Lincoln SmartSecuritySM Advantage, or i4LIFE Guaranteed Income Benefit will be subject to the following requirements on variable subaccount investments. If you do not elect any of these benefits, the investment requirements will not apply to your contract.

These Investment Requirements will be included in contracts issued after May 15, 2006 if 4LATERSM, the Lincoln SmartSecuritySM Advantage, or i4LIFE (Reg. TM) Guaranteed Income Benefit (if this language has been approved by your state) is purchased. These Investment Requirements do not apply to contractowners who purchased their Lincoln SmartSecuritySM Advantage, or i4LIFE Guaranteed Income Benefit riders prior to the effective date of the Investment Requirements.

We do not intend to enforce the Investment Requirements at this time. We will notify you at least 30 days in advance of when the Investment Requirements will be enforced. Our decision to enforce these requirements will be based on our review of the subacccount investments of the contractowners who have these riders and market conditions.

No more than 35% of your contract value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts"):

o AIM VI International Growth Fund o AllianceBernstein Global Technology Portfolio o AllianceBernstein International Value Portfolio o AllianceBernstein Small/Mid Cap Value Portfolio o American Funds Global Growth Fund o American Funds Global Small Capitalization Fund o American Funds International Fund o Baron Capital Asset Fund o Delaware VIP Emerging Markets Series o Delaware VIP REIT Series o Delaware VIP Small Cap Value Series o Delaware VIP Trend Series o DWS Small Cap Index VIP o Fidelity VIP Overseas Portfolio o FVIPT Franklin Small-Mid Cap Growth Securities Fund o Janus Aspen Mid Cap Growth Portfolio o Janus Aspen Worldwide Growth Portfolio o Lincoln VIP Aggressive Growth Fund o Lincoln VIP International Fund o Lincoln VIP Growth Opportunities Fund o MFS (Reg. TM) VIT Emerging Growth Series o Neuberger Berman AMT Mid-Cap Growth Portfolio

All other variable subaccounts will be referred to as "Non-Limited Subaccounts".



                                                                              29




You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the Lincoln VIP Money Market subaccount.

We may move subaccounts on or off the Limited Subaccount list, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Lincoln SmartSecuritySM Advantage



The Lincoln SmartSecuritySM Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. This benefit provides a Guaranteed Amount equal to the initial purchase payment (or contract value if elected after contract issue) adjusted for purchase payments, step-ups and withdrawals in accordance with the provisions set forth below. You may access this benefit through periodic withdrawals. Two different options are available to step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up). You must choose one of these two options:

     Lincoln SmartSecuritySM Advantage -  5 Year Elective Step-up (default) or

     Lincoln SmartSecuritySM Advantage -  1 Year Automatic Step-up



when you purchase the benefit, and the version of the Rider you receive is based on the option you choose. Under the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, the Guaranteed amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary until the 10th anniversary. After that time, the contractowner will have the opportunity to step-up the Guaranteed Amount and begin a new 10-year period of automatic step-ups. These options are discussed below in detail. All contractowners and the annuitant of the contracts with the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option and contractowners of qualified annuity contracts with the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option must be under age 81.

There is no guarantee that the Lincoln SmartSecuritySM Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. You may be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements.



If the benefit is elected at contract issue, then the Rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Servicing office), the Rider will be effective on the next valuation date following approval by us. You cannot elect the Rider on or after the annuity commencement date (or after the purchase of i4LIFE (Reg. TM) Advantage).

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic step-ups), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.

Guaranteed Amount. The initial Guaranteed Amount varies based on when you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln

30

SmartSecuritySM Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration all Lincoln New York contracts owned by you (or on which you are the annuitant if the contract is owned by a trust or other non-natural owner).

Additional purchase payments automatically increase the Guaranteed Amount (not to exceed the maximum); however, we may restrict purchase payments in the future. We will notify you if we restrict additional purchase payments. Each withdrawal reduces the Guaranteed Amount as discussed below. Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments and step-ups are made and decreases as withdrawals are made.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the Rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up. Under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including charges and other deductions), the Rider charge and Account Fee plus any purchase payments made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may elect (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

This step-up will initiate automatic step-ups as described above for another ten years.



Under both options, a contractowner elected step-up may cause a change in the percentage charge for this benefit. See Charges and Other Deductions. Purchase payments or withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates.



Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal limit each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the Rider, the Maximum Annual Withdrawal limit is: o 7%
 of the Guaranteed Amount under the Lincoln SmartSecuritySM Advantage - 5

Year Elective Step-up option and

 o 5% of the Guaranteed Amount under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option.

The Maximum Annual Withdrawal limit is increased by 7% or 5% (depending on your option) of any additional purchase payments. Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal limit to the greater of:

a. the Maximum Annual Withdrawal limit immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal limit, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal limit will remain the same.



Withdrawals within the Maximum Annual Withdrawal limit are not subject to surrender charges or the interest adjustment, if applicable. If the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal limit (even if they exceed the 5% Maximum Annual Withdrawal limit) only if the withdrawals are taken in the form of systematic monthly or quarterly installments of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this contract value only, as determined by Lincoln. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.



When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal limit:

1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

                                                                              31


2. The Maximum Annual Withdrawal limit will be the least of:
  o the Maximum Annual Withdrawal limit immediately prior to the withdrawal; or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal limit); or

   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal limit may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal limit.

Under the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal limit may not be sufficient to satisfy your required minimum distributions. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal limit. Withdrawals over the Maximum Annual Withdrawal limit may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal limit, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

You may use one of the following methods to request a withdrawal: submit an individual request at the time of the withdrawal, establish an automatic withdrawal service or select the Guaranteed Amount Annuity Payment Option. The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal limit. Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and your contract terminates. This may result in a partial, final payment. We do not assess a charge for this annuity payment option and, once chosen, this payment option may not be changed. If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.



The tax consequences of withdrawals and annuity payouts are discussed in Federal Tax Matters.



All withdrawals you make, whether or not within the Maximum Annual Withdrawal limit, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.



Death Benefit. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.



If the surviving spouse of the deceased contractowner continues the contract, all terms and conditions of the Rider, including the remaining automatic step-ups under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, will apply to the new contractowner. Under the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a beneficiary elects to receive the death benefit in installments (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecuritySM Advantage if desired. Automatic step-ups under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal limit, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecuritySM Advantage equal to his or her share of the death benefit.

Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent contractowner-elected step-up of the Guaranteed Amount, the Rider may be terminated. This Rider will automatically terminate
 o on the annuity commencement date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);

 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner);or
 o upon the last payment of the Guaranteed Amount.

32

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can re-elect either option.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecuritySM Advantage in force are guaranteed the option to purchase i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit) under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. See i4LIFE (Reg. TM) Advantage.

Availability. This Rider is available for contracts issued after October 1, 2003. In addition, the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option may not be available for contracts sold through certain broker/dealers.

Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.



Joint Ownership



If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.

Annuitant



The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change. The new annuitant must be under age 90 as of the effective date of the change. This change may cause a reduction in the death benefit on the death of the annuitant. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the annuity commencement date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.

Surrenders and Withdrawals

Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Servicing Office), subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the Servicing office. If we receive a surrender or withdrawal request at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the interest adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Servicing office. The payment may be postponed as permitted by the 1940 Act.

If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.

The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed into an interest-bearing account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.

There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge


                                                                              33




percentage; consequently, the amount of the charge associated with the withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.

Small Contract Surrenders



We may surrender your contract, in accordance with the laws of your state if: o your contract value drops below certain state specified minimum amounts

   ($2,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for three (3) full, consecutive contract years; and o the paid up annuity benefit at maturity would be less than $20.00 per month

(these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge.



Delay of Payments



Contract proceeds from the VAA will be paid within seven days, except: o when the NYSE is closed (other than weekends and holidays); o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or o when the SEC so orders to protect contractowners.

Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/ or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.



Reinvestment Privilege



You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.



This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Servicing office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Servicing office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.

Amendment of Contract



We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts



Lincoln Financial Advisors Corporation ("LFA"), an affiliate of ours, serves as principal underwriter for the contracts. LFA is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, and is a member of NASD, Inc. We offer the contracts through LFA and LFA also pays commissions to our sales representatives ("Lincoln Sales Representatives"), who are also associated with LFA. We and LFA also may enter into selling agreements with and pay commissions to other broker-dealers ("Selling Firms") for the sale of the contracts.

Compensation Paid to LFA. LFA, in addition to acting as principal underwriter, is also a member of the selling group. In its role as a member of the selling group, the maximum commission paid to LFA for the sale of contracts is 5.10% of purchase payments, plus up to 0.25% quarterly based on contract value. LFA may elect to receive a lower commission when a purchase payment is made along

34

with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission paid to LFA is 5.10% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFA also receives from Lincoln Life payment for the operating expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives who are also Lincoln Sales Representatives a portion of the commissions received for their sales of contracts. Lincoln Sales Representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, Lincoln Sales Representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help Lincoln Sales Representatives and their managers qualify for such benefits. Lincoln Sales Representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. We pay commissions to all Selling Firms. The maximum commission paid to Selling Firms, other than LFA, is 6.00% of purchase payments, plus up to 0.25% quarterly based on contract value. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission paid to Selling Firms is 6.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. Lincoln Financial Distributors, Inc., our affiliate, is a broker-dealer and acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.



We may pay certain Selling Firms or their affiliates additional amounts for: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers. We may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. We may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2005 is contained in the Statement of Additional Information (SAI).

Depending on the particular selling arrangements, there may be others whom we compensate for the distribution activities. For example, we may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln New York. We may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.

Contractowner Questions



The obligations to purchasers under the contracts are those of Lincoln New York. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-888-868-2583.

i4LIFE (Reg. TM) Advantage



i4LIFE (Reg. TM) Advantage (the Variable Annuity Income Rider in your contract) is an optional annuity payout rider you may elect and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER Guaranteed Income Benefit (described below) for an additional charge.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, periodic regular income payments for life. These payouts are made during an Access Period, where you have access to the Account Value. After the Access Period ends, payouts continue for the


                                                                              35




rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. The initial regular income payment is calculated from the Account Value on the periodic income commencement date, a date no more than 14 days prior to the date you select to begin receiving the regular income payments. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP and SARSEP markets). This option is subject to a charge (imposed only during the i4LIFE (Reg. TM) Advantage payout phase) computed daily on the average account value. See i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected after the contract has been in effect for at least 12 months and before an annuity payout option is elected by sending a written request to our Servicing Office. If you purchased 4LATERSM Advantage, you must wait at least one year before you can purchase i4LIFE (Reg. TM) Advantage. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, secondary life, if applicable, and make several choices about your regular income payments. The annuitant may not be changed after i4LIFE (Reg. TM) Advantage is elected. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant is age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless the 4LATERSM Advantage Guaranteed Income Benefit or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit has been elected. A joint payout with a secondary life is not currently available with IRAs if either the 4LATERSM Advantage Guaranteed Income Benefit or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit has been elected.



Additional purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.



If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage you must select a death benefit option. Once i4LIFE (Reg. TM) Advantage begins, any prior death benefit election will terminate and the i4LIFE (Reg. TM) Advantage death benefit will be in effect. Existing contractowners who elect i4LIFE (Reg. TM) Advantage must choose a death benefit of equal or lesser value than the death benefit option in effect during the accumulation phase. You cannot choose a greater death benefit option with i4LIFE (Reg. TM) Advantage. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began. See i4LIFE (Reg. TM) Advantage Death Benefits.

i4LIFE (Reg. TM) Advantage Charges. i4LIFE (Reg. TM) Advantage is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the net asset value of the Account Value in the VAA. The annual rate of the i4LIFE (Reg. TM) Advantage charge is: 1.95% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.00% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.15% for the i4LIFE (Reg. TM) Advantage EGMDB which is available only with non-qualified annuity contracts. This charge consists of an administrative charge of 0.15% and the balance is a mortality and expense risk charge. If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined. Refer to the Charges and Other Deductions section of your prospectus for more information about the purpose of these charges.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make regular income payments for the rest of your life (or the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit.

We will establish the minimum (currently 5 years) and maximum (currently to age 115 for non-qualified contracts; to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit.



36



Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments made and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero.

Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial regular income payment, the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your regular income payments. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have regular income payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level regular income payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, or 5% may be available. The higher the assumed investment return you choose, the higher your initial regular income payment will be and the higher the return must be to increase subsequent regular income payments. You also choose the length of the Access Period. At this time, changes can only be made on periodic income commencement date anniversaries.

Regular income payments are not subject to any surrender charges or applicable interest adjustments. See Charges and Other Deductions. For information regarding income tax consequences of regular income payments, see Federal Tax Matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:

  o the age and sex of the annuitant and secondary life, if applicable; o the length of the Access Period selected; o the frequency of the regular income payments; o the assumed investment return you selected; and o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent regular income payments during the Access Period. Each subsequent regular income payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or secondary life dies during the Access Period, regular income payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher regular income payment.

If the annuitant (and secondary life if applicable) dies during the Access Period, the annuity factor will be revised for a non-life contingent regular income payment and regular income payments will continue until the Account Value is fully paid out and the Access Period ends. As an alternative, a death benefit may be paid.



                                                                              37




Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. Your earlier elections regarding the frequency of regular income payments, assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:

  o the age the age and sex of the annuitant and secondary life (if living); o the frequency of the regular income payments; o the assumed investment return you selected; and o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent regular income payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your regular income payments will vary based on the value of your annuity units. If your regular income payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln New York's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular income payments will continue for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the lifetime income period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable.

i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available for both qualified and non-qualified annuity contracts during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is available for non-qualified contracts, and qualified contracts after May 15, 2006 or later, depending on state availability, during the Access Period and will be equal to the greater of:

  o the Account Value as of the valuation date we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:

   o regular income payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the death benefit by the dollar amount of the payment; and

   o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

 References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the contract or Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

The following example demonstrates the impact of a proportionate withdrawal on your death benefit:





         o i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit        $200,000
         o Total i4LIFE (Reg. TM) Regular Income payments                         $ 25,000
         o Additional Withdrawal                                                  $15,000 ($15,000/$150,000=10% withdrawal)
         o Account Value at the time of Additional Withdrawal                     $150,000




Death Benefit Value after i4LIFE (Reg. TM) regular income payment = $200,000 -
 $25,000 = $175,000
DeathBenefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500

The regular income payments reduce the death benefit by $25,000 and the additional withdrawal causes a 10% reduction in the death benefit, the same percentage that the withdrawal reduced the Account Value.



38



During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit may elect to change to the i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Servicing Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is available only for non-qualified annuities during the Access Period. This benefit is the greatest of:
  o the Account Value as of the valuation date on which we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:

   o regular income payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the death benefit by the dollar amount of the payment or in the same proportion that regular income payments reduce the Account Value, depending on the terms of your contract; and

   o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

 References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election; or

  o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted in the same proportion that regular income payments and withdrawals reduce the contract value or Account Value.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive death benefit option) prior to electing i4LIFE (Reg. TM) Advantage and this death benefit was in effect when you purchased i4LIFE (Reg.
TM) Advantage, we will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Servicing office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive regular income payments. Upon the death of the secondary life, no death benefit is paid.

If you are the owner of an IRA annuity contract, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code
Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.



                                                                              39




Upon notification to us of the death, regular income payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and regular income payments will continue. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

General i4LIFE Provisions

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The interest adjustment may apply.

The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit Payments:





         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal $ 1,200
         o Guaranteed Income Benefit before Withdrawal $ 750 o Account Value at time of Additional Withdrawal $150,000 o Additional Withdrawal $15,000
         (a 10% withdrawal)





Reduction in i4LIFE (Reg. TM) Regular Income payment for Withdrawal = $1,200 X
 10 % = $120
     i4LIFE (Reg. TM) Regular Income payment after Withdrawal = $1,200 - $120 = $1,080

Reduction in Guaranteed Income Benefit for Withdrawal = $750 X 10% = $75
     Guaranteed Income Benefit after Withdrawal = $750 - $75 = $675

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The interest adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you will have the Guarantee of Principal death benefit. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.

4LATERSM Advantage

4LATERSM Advantage provides protection against market loss for your i4LIFE (Reg.
TM) Advantage regular income payments. 4LATERSM Advantage includes the calculation of an Income Base (described below), prior to the time regular income payments begin, which is then used to establish a minimum payout floor for the regular income payments. The minimum payout floor called the 4LATERSM Advantage Guaranteed Income Benefit ensures that once you elect i4LIFE (Reg. TM) Advantage, you will always receive a payout amount at least equal to the Guaranteed Income Benefit, regardless of market performance. Election of this rider may limit how much you can invest in certain subaccounts. See the Contracts - Investment Requirements.

4LATERSM Advantage Prior to i4LIFE (Reg. TM) Advantage

The following discussion covers the operation of 4LATERSM Advantage during the accumulation phase of your annuity. This is prior to the time i4LIFE (Reg. TM) Advantage regular income payments begin.

Income Base. The Income Base is a value established when you purchase 4LATERSM Advantage and will only be used to calculate the 4LATERSM Advantage Guaranteed Income Benefit at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATERSM Advantage at the time you purchase the contract, the Income Base initially equals the purchase payments. If you elect 4LATERSM Advantage after we issue the contract, the Income Base will initially equal the contract value on the 4LATERSM Advantage Rider effective date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.



40



As described below, during the accumulation period, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have us automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATERSM Advantage Guaranteed Income Benefit, the Income Base is used in the 4LATERSM Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATERSM Advantage Rider effective date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATERSM Advantage provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATERSM Advantage or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATERSM Advantage charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATERSM Advantage Rider Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment.

Example:





         Initial Purchase Payment                                   $100,000
         Purchase Payment 60 days later                             $ 10,000
                                                                    --------
         Income Base                                                $110,000
         Future Income Base (during the 1st Waiting Period)         $126,500        ($110,000 x 115%)
         Income Base (after 1st Waiting Period)                     $126,500
         New Future Income Base (during 2nd Waiting Period)         $145,475        ($126,500 x 115%)




Any purchase payments made after the 4LATERSM Advantage Rider Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.

Example:





         Income Base                                                   $100,000
         Purchase Payment in Year 2                                    $ 10,000
         New Income Base                                               $110,000
                                                                       --------
         Future Income Base (during 1st Waiting Period-Year 2)         $125,500
         Income Base (after 1st Waiting Period)                        $125,500
         New Future Income Base (during 2nd Waiting Period)            $144,325


         Income Base
         Purchase Payment in Year 2
         New Income Base

         Future Income Base (during 1st Waiting Period-Year 2)        ($100,000 x 115%) + ($10,000 x 100%) +
                                                                      (10,000 x 15% x 1/3)
         Income Base (after 1st Waiting Period)
         New Future Income Base (during 2nd Waiting Period)           (125,500 x 115%)




Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATERSM Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATERSM Advantage Rider effective date. The Maximum Income Base will be increased by 200% of any additional purchase payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000.

After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.



                                                                              41




Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

Example:





      Income Base                               $100,000        Maximum Income Base                     $200,000
      Purchase Payment in Year 2                $ 10,000        Increase to Maximum Income Base         $ 20,000
      New Income Base                           $110,000        New Maximum Income Base                 $220,000
      Future Income Base after Purchase         $125,500        Maximum Income Base                     $220,000
       Payment

      Income Base (after 1st Waiting            $125,500
       Period)
      Future Income Base (during 2nd            $144,325        Maximum Income Base                     $220,000
       Waiting Period)
      Contract Value in Year 4                  $112,000
      Withdrawal of 10%                         $ 11,200
      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                            $100,800
      Income Base                               $112,950
      Future Income Base                        $129,892        Maximum Income Base                     $198,000




Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATERSM Advantage Rider effective date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Servicing Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Servicing Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATERSM Advantage Rider effective date and starting with each anniversary of the 4LATERSM Advantage Rider effective date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

4LATERSM Advantage Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage regular income payments, the greater of the Income Base accumulated under the 4LATERSM Advantage or the contract value will be used to calculate the 4LATERSM Advantage Guaranteed Income Benefit. The 4LATERSM Advantage Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage regular income payments. The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value on the periodic income commencement date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATERSM Advantage Rider. If the contract value is used to establish the 4LATERSM Advantage Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATERSM Advantage Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATERSM Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATERSM Advantage Guaranteed


42



Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg. TM) Advantage regular income payment. If your regular income payment is less than the 4LATERSM Advantage Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the 4LATERSM Advantage Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account
Value:





      4LATER Guaranteed Income Benefit          $ 5,692         i4LIFE (Reg. TM) regular income payment          $ 5,280








         i4LIFE (Reg. TM) Account Value before payment                  $80,000
         Regular Income Payment                                         -                $5,280
         Additional payment for 4LATER Guaranteed Income Benefit        -                $  412
------------------------------------------------------------------                       ------
         i4LIFE (Reg. TM) Account Value after payment                   $74,308




If your Account Value reaches zero as a result of withdrawals to provide the 4LATERSM Advantage Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATERSM Advantage Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATERSM Advantage Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATERSM Advantage Guaranteed Income Benefit for as long as the annuitant (or for nonqualified contracts, the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period).

If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the 4LATERSM Advantage Guaranteed Income Benefit, the 4LATERSM Advantage Guaranteed Income Benefit will never come into effect.

The 4LATERSM Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current regular income payment, if that result is greater than the immediately prior 4LATERSM Advantage Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to us. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATERSM Advantage Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge. After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost).

Under 4LATERSM Advantage, additional purchase payments cannot be made to your contract after the periodic income commencement date. The 4LATERSM Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage regular income payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATERSM Advantage Guaranteed Income Benefit is the longer of 20 years or the difference between your current age (nearest birthday) and age 90. (Note: i4LIFE (Reg. TM) Advantage can have a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your regular income payment, your 4LATERSM Advantage Guaranteed Income Benefit will also be recalculated and reduced. The 4LATERSM Advantage Guaranteed Income Benefit will be adjusted in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the 4LATERSM Advantage Rider will terminate.

When you make your 4LATERSM Advantage Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage regular income payments. Once you have elected 4LATERSM Advantage, the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years


                                                                              43




 Current i4LIFE (Reg. TM) Advantage regular income payment = $6375
     Current 4LATERSM Advantage Guaranteed Income Benefit = $5692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage regular income payment after extension = $5355 Reduction in i4LIFE (Reg. TM) Advantage regular income payment = $5355 \d

 $6375 = 84%
     Reduction in 4LATERSM Advantage Guaranteed Income Benefit = $5692 x 84% = $4781

General Provisions of 4LATERSM Advantage

Eligibility. To purchase 4LATERSM Advantage, all contractowners and the annuitant must be age 80 or younger. Contractowners of qualified contracts should be younger than age 77 to receive the full benefit of 4LATERSM Advantage, since i4LIFE (Reg. TM) Advantage must be elected by age 80. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATERSM Advantage, you will not receive the benefit of the Future Income Base.

4LATERSM Advantage Rider Effective Date. If 4LATERSM Advantage is elected at contract issue, then it will be effective on the contract's effective date. If 4LATERSM Advantage is elected after the contract is issued (by sending a written request to our Servicing Office), then it will be effective on the next valuation date following approval by us.

Termination. After the later of the third anniversary of the 4LATERSM Advantage Rider Effective Date or the most recent Reset, the 4LATERSM Advantage Rider may be terminated upon written notice to us. Prior to the periodic income commencement date, 4LATERSM Advantage will automatically terminate upon any of the following events:

 o termination of the contract to which this 4LATERSM Advantage Rider is attached;
 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or

 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner).

After the periodic income commencement date, the 4LATERSM Advantage Rider will terminate due to any of the following events:

 o the death of the annuitant (or for non-qualified contracts, the later of the death of the annuitant or secondary life if a joint payout was elected); or

 o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the 4LATERSM Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATERSM Advantage prior to the periodic income commencement date, you must wait one year before you can re-elect 4LATERSM Advantage or purchase the Lincoln SmartSecuritySM Advantage. If you terminate the 4LATERSM Advantage Rider on or after the periodic income commencement date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

Availability. The availability of 4LATERSM Advantage will depend upon your state's approval of the 4LATERSM Advantage Rider. You cannot elect 4LATERSM Advantage after an annuity payout option has been elected, including i4LIFE (Reg. TM) Advantage or Income4Life (Reg. TM) Solution and it cannot be elected on contracts that currently have Lincoln SmartSecuritySM Advantage. 4LATERSM Advantage will be available to current contractowners on or after June 7, 2006.

After June 7, 2006, current contractowners who wish to drop the Lincoln SmartSecuritySM Advantage and move to 4LATERSM Advantage may do so until December 31, 2006 (or 90 days after approval in your state if later). Factors to consider when deciding which rider is appropriate are: 1) whether you are interested in current income versus i4LIFE (Reg. TM) Advantage guaranteed regular income payments at a later date; 2) whether you are interested in the 15% automatic enhancement to the Income Base after each Waiting Period; 3) whether you want more flexibility in structuring your income provided by i4LIFE (Reg. TM) Advantage; 4) if your current contract will be subject to Investment Requirements; or 5) the current charge under each rider. You may want to discuss this with your registered representative before making a decision.

Contractowners who drop Lincoln SmartSecuritySM Advantage and elect 4LATERSM Advantage will not carry their Lincoln SmartSecuritySM Advantage Guaranteed Amount over into the new 4LATERSM Advantage. The 4LATERSM Advantage Income Base will be established based on the contractowner's contract value on the effective date of 4LATERSM Advantage. After December 31, 2006, contractowners who drop Lincoln SmartSecuritySM Advantage will have to wait one year before they can elect 4LATERSM Advantage. See The Contracts - Lincoln SmartSecuritySM Advantage.



44



Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

For those who did not elect 4LATERSM Advantage, there is a Guaranteed Income Benefit available for purchase which ensures that your regular income payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. The current annual charge is 0.50% which is added to the i4LIFE (Reg. TM) Advantage charge for a total of 2.45% of the net asset value of the Account Value in the VAA for the i4LIFE (Reg. TM) Advantage Account Value death benefit and 2.50% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit. For non-qualified contracts, the annual charge is 2.65% if the i4LIFE (Reg. TM) Advantage EGMDB is elected. Once the Guaranteed Income Benefit is elected, additional purchase payments cannot be made to the contract. Check with your investment representative regarding the availability of this benefit. Election of this rider may limit how much you can invest in certain subaccounts. See the Contracts - Investment Requirements.

The i4LIFE (Reg. TM) Guaranteed Income Benefit is different from the 4LATERSM Guaranteed Income Benefit previously discussed because if you elect 4LATERSM Advantage currently, you will be guaranteed the availability of a minimum payout floor in the future. There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option for new elections at any time. i4LIFE (Reg.
TM) Guaranteed Income Benefit, if available, is purchased when you elect i4LIFE (Reg. TM) Advantage or anytime during the Access Period. In addition, the 4LATERSM Guaranteed Income Benefit has a guaranteed value, the Income Base, which can be used as an alternative to the contract value, if higher, to establish the Guaranteed Income Benefit floor. This Income Base is not available with the i4LIFE (Reg. TM) Guaranteed Income Benefit.

The Guaranteed Income Benefit is initially equal to 75% of the regular income payment in effect at the time the Guaranteed Income Benefit is elected. Contractowners who purchased the Lincoln SmartSecuritySM Advantage can use the remaining Guaranteed Amount (if greater than the contract value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit. The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial regular income payment times [the remaining Guaranteed Amount divided by the contract value].

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit. This withdrawal will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. See i4LIFE (Reg.
TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or for nonqualified contracts, the secondary life, if applicable) is living.

If you purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on or after May 15, 2006 (or later depending on state availability), an automatic step-up feature will be included for no additional charge. The automatic step-up feature works as follows: After the periodic income commencement date, the Guaranteed Income Benefit will automatically step-up every three years to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary during a 15-year step-up period. At the end of a 15-year step-up period, you may elect a new 15-year step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you. After we administer this election, you have 30 days to notify us if you wish to reverse the election. At the time of a reset of the 15 year period, the Guaranteed Income Benefit charge may increase subject to the guaranteed maximum charge of 1.50%. (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges.)

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. See General i4LIFE (Reg. TM) Provisions for an example.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:

     o A 4% assumed investment return (AIR) will be used to calculate the regular income payments.

 o The minimum Access Period required for this benefit is the longer of 20 years or the difference between your age (nearest birthday) and age 90. (The minimum Access Period is 15 years if the Guaranteed Income Benefit was elected prior to the availability of the automatic step-up feature.)

     o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years) thereby reducing your regular income payment, your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will also be reduced. The i4LIFE (Reg. TM) Advantage Guaranteed Income



                                                                              45




Benefit will be reduced in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATERSM Guaranteed Income Benefit section.

Contractowners who currently have the prior version of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit have the opportunity to substitute this new increasing version of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit until December 31, 2006 (or 90 days after approval in your state if later). Contractowners who change to the increasing i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit may have to extend the Access Period, which will result in lower regular income payments and a lower Guaranteed Income Benefit. In addition, if the Account Value is less than when the original i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit was elected, the new Guaranteed Income Benefit may be lower. Contractowners will also be subject to certain investment requirements. See The Contracts - Investment Requirements.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected on a nonqualified contract); or
  o a contractowner requested decrease in the Access Period or a change to the periodic income payment frequency; or
  o upon written notice to us.

A termination due to a decrease in the Access Period, a change in the periodic income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage regular income payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.

Annuity Payouts



When you apply for a contract, you may select any annuity commencement date permitted by law, which is usually on or before the contractowner's 90th birthday.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.



Annuity Options

The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage.



Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

46

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.



Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:



 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus

 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Servicing office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Servicing office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk charge of 1.25% and the charge for administrative services of 0.15% will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.



Variable Annuity Payouts



Variable annuity payouts will be determined using:

 o The contract value on the annuity commencement date, less applicable premium taxes;
 o The annuity tables contained in the contract; o The annuity option selected; and o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4% or 5% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.

General Information

Any previously selected death benefit in effect before the annuity commencement date will no longer be available on and after the annuity commencement date. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Servicing office. You must give us at least 30 days notice before the date on which you want payouts to begin. Annuity payouts cannot commence within 12 months of the effective date of the contract.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization)

                                                                              47


except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:

 o proof, satisfactory to us, of the death; o written authorization for payment; and o all claim forms, fully completed.



Fixed Side of the Contract



Purchase payments and contract value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an effective interest rate of not less than 1.50% per year on amounts held in a fixed account.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to the interest adjustment. The interest adjustment will NOT reduce the amount available for a surrender, withdrawal, or transfer below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed subaccount.



Guaranteed Periods



The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.

The owner may allocate purchase payments to one or more fixed subaccounts with guaranteed periods of 1 to 10 years. We may add guaranteed periods or discontinue accepting purchase payments into one or more guaranteed periods at any time. The minimum amount of any purchase payment that can be allocated to a fixed subaccount is $2,000. Lincoln New York may offer a fixed subaccount for a period of less than one year for the purpose of dollar cost averaging. Each purchase payment allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the interest adjustment. Each guaranteed period purchase payment will be treated separately for purposes of determining any applicable interest adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the contractowner in writing at least 45 but not more than 75 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless we receive, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by us. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.

Interest Adjustment

Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, portfolio rebalancing or regular income under i4LIFE (Reg. TM) Advantage transfers) will be subject to the interest adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will

48

not be subject to the interest adjustment. The interest adjustment will be applied to the amount being surrendered, withdrawn or transferred. The interest adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. In general, the interest adjustment reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a fixed subaccount's guaranteed period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the fixed subaccount's guaranteed period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the interest adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the interest adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.

The interest adjustment is calculated by multiplying the transaction amount by:

   (1+A)n       -1
----------
  (1+B )n


     where:

   A = yield rate for a U.S. Treasury security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the subaccount's guaranteed period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

     N= The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the interest adjustment.



Federal Tax Matters



Introduction

The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.



Nonqualified Annuities



This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.



Tax Deferral On Earnings



The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).

 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

 o Your right to choose particular investments for a contract must be limited. o The annuity commencement date must not occur near the end of the annuitant's life expectancy.




Contracts Not Owned by an Individual



If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:

 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;

                                                                              49


 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;

 o Contracts acquired by an estate of a decendent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.



Investments in the VAA Must Be Diversified



For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions



Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Loss of Interest Deduction



After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.



Age at which Annuity Payouts Begin



Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.



Tax Treatment of Payments



We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.



Taxation of Withdrawals and Surrenders

You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has Lincoln SmartSecuritySM Advantage, and if your Guaranteed Amount immediately before a withdrawal exceeds your account value, the tax law could require that an additional amount be included in income. Please consult your tax adviser.

Taxation of Annuity Payouts

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the access period, they are taxed in the same manner as a withdrawal during the deferral period.



50



Taxation of Death Benefits



We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:

 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.

 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:

 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.

 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.



Penalty Taxes Payable on Withdrawals, Surrenders, or Annuity Payouts


The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:

 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law), o you receive from an immediate annuity, o a beneficiary receives on or after your death, or o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).



Special Rules if You Own More Than One Annuity Contract


In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.



Loans and Assignments



Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.



Gifting a Contract



If you transfer ownership of your contract, other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.



Charges for Additional Benefits

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge and charges for other optional riders, if any, as a contract withdrawal.

Qualified Retirement Plans



We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

                                                                              51




Types of Qualified Contracts and Terms of Contracts



Qualified plans include the following:

 o Individual Retirement Accounts and Annuities ("Traditional IRAs") o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP") o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees) o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)


 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans



We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.



Tax Treatment of Qualified Contracts



The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,

 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.

 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.

 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.



Tax Treatment of Payments



The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions



Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.



The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.

Federal Penalty Taxes Payable on Distributions



52

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.



Transfers and Direct Rollovers



As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.



Death Benefit and IRAs



Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.



Federal Income Tax Withholding



We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.



Our Tax Status



Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.



Changes in the Law



The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights



As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the

                                                                              53


1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Fund shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.



Whenever a shareholders meeting is called, each person having a voting interest in a subaccount will receive proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.

Return Privilege



Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Servicing office at PO Box 7866, 1300 S. Clinton Street, Fort Wayne, IN 46802-7866. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes which had been deducted. No applicable interest adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value during the free-look period.

IRA purchasers will receive purchase payments only.



State Regulation



As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance. Our books and accounts are subject to review and examination by the New York Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.



Records and Reports



As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.



Other Information



A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln New York and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnRetirement.com, select service centers and continue on through the Internet Service Center.



Legal Proceedings

Lincoln New York is involved in various pending or threatened legal proceedings arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings ultimately will be resolved without materially affecting the financial position of Lincoln New York, the VAA or the Principal Underwriter.



54

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                                                                              55




Contents of the Statement of Additional Information (SAI) for Lincoln New York Account N for Variable Annuities





Item

Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Advertising
Additional Services
Other Information
Financial Statements


For a free copy of the SAI complete the form below.

                Statement of Additional Information Request Card

                          Lincoln ChoicePlus II Advance
                Lincoln New York Account N for Variable Annuities

Please send me a free copy of the current Statement of Additional Information for Lincoln New York Variable Annuity Account N (Lincoln ChoicePlus II Advance).

                                 (Please Print)

Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City ---------------------------------------------------  State ---------
Zip ---------


Mail to Lincoln Life & Annuity Company of New York, PO Box 7866, Fort Wayne, Indiana 46801-7866.

56

                      (This page intentionally left blank)

                                                                              57




Appendix A - Condensed Financial Information

Accumulation Unit Values

The following information relating to accumulation unit values and accumulation units for funds available on the periods ended December 31 comes from the VAA's financials. It should be read along with the VAA's financial statements and notes which are all included in the SAI.





                                      with EGMDB                                              with GOP
                   -------------------------------------------------       ----------------------------------------------
                      Accumulation unit value                               Accumulation unit value
                   -----------------------------         Number of         --------------------------         Number of
                    Beginning           End of          accumulation        Beginning         End of         accumulation
                    of period           period             units            of period         period            units
                   -----------       -----------       -------------       -----------       --------       -------------
                             (Accumulation unit value in dollars and Number of accumulation units in thousands)
AIM V.I. Growth Fund
2002.........         11.128             7.531                1*               N/A             N/A               N/A
2003.........          7.531             9.689                2                N/A             N/A               N/A
2004.........          9.689            10.288                4               13.322         14.159                1
2005.........         10.288            10.838                4               14.159         14.932                1
-------------         ------            ------                -               ------         ------              ---
AIM V.I. International Growth Fund

2002.........         10.612             8.768                1*               N/A             N/A               N/A
2003.........          N/A               N/A                N/A                N/A             N/A               N/A
2004.........         11.087            13.484                1*              13.331         16.229                6
2005.........         13.484            15.604                1               16.229         18.799                6
-------------         ------            ------              ---               ------         ------              ---
AIM V.I. Premier Equity Fund

2002.........         11.315             7.726                0                N/A             N/A               N/A
2003.........          9.085             9.482                1                N/A             N/A               N/A
2004.........          9.482             9.834                1                N/A             N/A               N/A
2005.........          N/A               N/A                N/A                N/A             N/A               N/A
-------------         ------            ------              ---               ------         ------              ---
AllianceBernstein VP Global Technology Portfolio

2002.........         12.877             7.339                2                N/A             N/A               N/A
2003.........          7.339            10.376                4                N/A             N/A               N/A
2004.........         10.376            10.720                6                N/A             N/A               N/A
2005.........         10.720            10.924                8               16.102         16.425                3
-------------         ------            ------              ---               ------         ------              ---
AllianceBernstein VP Growth and Income Portfolio

2002.........         11.322             8.639                4                N/A             N/A               N/A
2003.........          8.639            11.228               24                N/A             N/A               N/A
2004.........         11.228            12.277               47               13.936         15.253               11
2005.........         12.277            12.625               56               15.253         15.701               15
-------------         ------            ------              ---               ------         ------              ---
AllianceBernstein VP Large Cap Growth Portfolio

2002.........         11.953             8.104               10                N/A             N/A               N/A
2003.........          8.104             9.829               21                N/A             N/A               N/A
2004.........          9.829            10.470               43               12.023         12.819                2
2005.........         10.470            11.822               42               12.819         14.488                5
-------------         ------            ------              ---               ------         ------              ---
AllianceBernstein VP Small/Mid Cap Value Portfolio

2002.........         11.876            10.911                2                N/A             N/A               N/A
2003.........         10.911            15.114                4                N/A             N/A               N/A
2004.........         15.114            17.693                9               16.043         18.800                2
2005.........         17.693            18.549               11               18.800         19.729                4
-------------         ------            ------              ---               ------         ------              ---
American Century Investments VP Inflation Protection Fund

2004.........          9.994            10.401               26                9.906         10.408                2
2005.........         10.401            10.385               20               10.408         10.402                9
-------------         ------            ------              ---               ------         ------              ---
American Funds Global Growth Fund

2004.........         10.294            11.263                8               10.215         11.270                1*
2005.........         11.263            12.631               37               11.270         12.652                6
-------------         ------            ------              ---               ------         ------              ---
American Funds Global Small Capitalization Fund

2002.........         12.507             9.920                1*               N/A             N/A               N/A
2003.........          9.920            14.972                5               10.573         15.976                1
2004.........         14.972            17.793               13               15.976         19.006                5
2005.........         17.793            21.928               24               19.006         23.446                5
-------------         ------            ------              ---               ------         ------              ---
American Funds Growth Fund

2002.........         12.316             9.123               11                N/A             N/A               N/A
2003.........          9.123            12.271               94               10.630         14.312               37
2004.........         12.271            13.572              195               14.312         15.845               57
2005.........         13.572            15.504              337               15.845         18.118               81
-------------         ------            ------              ---               ------         ------              ---


                                       A-1




                                     with EGMDB                                            with GOP
                   ----------------------------------------------       ----------------------------------------------
                    Accumulation unit value                              Accumulation unit value
                   --------------------------         Number of         --------------------------         Number of
                    Beginning         End of         accumulation        Beginning         End of         accumulation
                    of period         period            units            of period         period            units
                   -----------       --------       -------------       -----------       --------       -------------
                           (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Growth-Income Fund
2002.........         11.316           9.073              32                N/A             N/A               N/A
2003.........          9.073          11.813             129               10.876         14.174               39
2004.........         11.813          12.819             240               14.174         15.396               66
2005.........         12.819          13.338             394               15.396         16.035               93
-------------         ------          ------             ---               ------         ------              ---
American Funds International Fund

2002.........         10.841           9.059               4                N/A             N/A               N/A
2003.........          9.059          12.010              50               10.890         14.452                5
2004.........         12.010          14.089              91               14.452         16.971               14
2005.........         14.089          16.830             128               16.971         20.293               36
-------------         ------          ------             ---               ------         ------              ---
Delaware VIP Capital Reserves

2005.........          9.925           9.919              15                N/A             N/A               N/A
-------------         ------          ------             ---               ------         ------              ---
Delaware VIP Diversified Income Series

2004.........         10.177          10.868               3               10.040         10.875               14
2005.........         10.868          10.622              18               10.875         10.639               16
-------------         ------          ------             ---               ------         ------              ---
Delaware VIP Emerging Markets Series(4)
2004.........         10.389          13.560               5               10.482         13.568                1*
2005.........         13.560          16.946              18               13.568         16.973                4
-------------         ------          ------             ---               ------         ------              ---
Delaware VIP High Yield Series

2002.........         10.308          10.293               9                N/A             N/A               N/A
2003.........         10.293          13.015             114               11.104         14.055                5
2004.........         13.015          14.590              78               14.055         15.771               18
2005.........         14.590          14.824              71               15.771         16.040               21
-------------         ------          ------             ---               ------         ------              ---
Delaware VIP REIT Series

2002.........         10.703          10.985               6                N/A             N/A               N/A
2003.........         10.985          14.443              36               10.725         14.115                6
2004.........         14.443          18.614              54               14.115         18.209               14
2005.........         18.614          19.555              55               18.209         19.149               20
-------------         ------          ------             ---               ------         ------              ---
Delaware VIP Small Cap Value Series

2002.........         11.800          10.908               4                N/A             N/A               N/A
2003.........         10.908          15.192              36                N/A             N/A               N/A
2004.........         15.192          18.097              61               14.897         17.762                7
2005.........         18.097          19.419              88               17.762         19.080               11
-------------         ------          ------             ---               ------         ------              ---
Delaware VIP Trend Series

2002.........         12.793          10.012               2                N/A             N/A               N/A
2003.........         10.012          13.268              25                N/A             N/A               N/A
2004.........         13.268          14.651              49               14.623         16.163                7
2005.........         14.651          15.213              48               16.163         16.800                9
-------------         ------          ------             ---               ------         ------              ---
Delaware VIP US Growth Series

2002.........         11.643           8.085               1*               N/A             N/A               N/A
2003.........          8.085           9.806               2                N/A             N/A               N/A
2004.........          9.806           9.933               5               12.353         12.524                2
2005.........          9.933          11.172               4               12.524         14.102                3
-------------         ------          ------             ---               ------         ------              ---
Delaware VIP Value Series

2002.........         11.098           8.845               1                N/A             N/A               N/A
2003.........          8.845          11.140               5               10.681         13.466                1
2004.........         11.140          12.550              21               13.466         15.185               12
2005.........         12.550          13.053              64               15.185         15.810               30
-------------         ------          ------             ---               ------         ------              ---
Fidelity VIP Contrafund Portfolio

2002.........         10.938           9.709               8                N/A             N/A               N/A
2003.........          9.709          12.237              26                9.977         12.587                2
2004.........         12.237          13.855              99               12.587         14.266               11
2005.........         13.855          15.891             127               14.266         16.378               26
-------------         ------          ------             ---               ------         ------              ---
Fidelity VIP Equity-Income Portfolio

2002.........         11.099           9.024              11                N/A             N/A               N/A
2003.........          9.024          11.536              19                N/A             N/A               N/A
2004.........         11.536          12.616              29               13.787         15.092                8
2005.........         12.616          13.094              27               15.092         15.679               15
-------------         ------          ------             ---               ------         ------              ---


                                       A-2




                                      with EGMDB                                               with GOP
                   -------------------------------------------------       -------------------------------------------------
                      Accumulation unit value                                 Accumulation unit value
                   -----------------------------         Number of         -----------------------------         Number of
                    Beginning           End of          accumulation        Beginning           End of          accumulation
                    of period           period             units            of period           period             units
                   -----------       -----------       -------------       -----------       -----------       -------------
                              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Growth Portfolio
2002.........         11.773             8.045                1               N/A                N/A                N/A
2003.........          8.045            10.482                2               N/A                N/A                N/A
2004.........         10.482            10.627                3              13.422             13.622                4
2005.........         10.627            11.023                5              13.622             14.143                4
-------------         ------            ------                -              ------             ------              ---
Fidelity VIP Mid Cap

2005.........         10.096            11.561               24              10.320             11.568                4
-------------         ------            ------               --              ------             ------              ---
Fidelity VIP Overseas Portfolio

2002.........         10.900             8.494                1*              N/A                N/A                N/A
2003.........          8.494            11.944                2               N/A                N/A                N/A
2004.........         11.944            13.306                4              14.620             16.303                4
2005.........         13.306            15.539               10              16.303             19.058                6
-------------         ------            ------               --              ------             ------              ---
FTVIPT Franklin Small-Mid Cap Growth Securities Fund

2002.........         12.299             8.643                7               N/A                N/A                N/A
2003.........          8.643            11.661               17               N/A                N/A                N/A
2004.........         11.609            12.780               17              15.584             17.097                8
2005.........         12.780            13.166               32              17.097             17.631                9
-------------         ------            ------               --              ------             ------              ---
FTVIPT Templeton Global Income Securities

2005.........          9.821             9.870               12              10.013              9.876                2
-------------         ------            ------               --              ------             ------              ---
FTVIPT Templeton Growth Securities Fund

2002.........         11.173             8.940                1               N/A                N/A                N/A
2003.........          8.940            11.613                8              10.594             13.777               11
2004.........         11.613            13.247               18              13.777             15.731               16
2005.........         13.247            14.178               34              15.731             16.853               22
-------------         ------            ------               --              ------             ------              ---
Janus Aspen Balanced Portfolio

2002.........         10.659             9.771                2               N/A                N/A                N/A
2003.........          9.771            10.925               11               N/A                N/A                N/A
2004.........         10.925            11.632               18              11.338             12.084                2
2005.........         11.632            12.312               17              12.084             12.803                2
-------------         ------            ------               --              ------             ------              ---
Janus Aspen Mid Cap Growth Portfolio

2002.........         11.385             8.038                0               N/A                N/A                N/A
2003.........         10.339            10.650                1               N/A                N/A                N/A
2004.........         10.650            12.614               26              13.567             16.086                7
2005.........         12.614            13.893                4              16.086             17.734                9
-------------         ------            ------               --              ------             ------              ---
Janus Aspen Worldwide Growth Portfolio

2002.........         11.512             8.387                1*              N/A                N/A                N/A
2003.........          8.387            10.199                1               N/A                N/A                N/A
2004.........         10.199             9.793                0               N/A                N/A                N/A
2005.........          N/A               N/A                N/A               N/A                N/A                N/A
-------------         ------            ------              ---              ------             ------              ---
Lincoln VIP Aggressive Growth Fund

2002.........         12.412             8.497                0               N/A                N/A                N/A
2003.........         10.213            11.080                2               N/A                N/A                N/A
2004.........         11.080            12.381                1               N/A                N/A                N/A
2005.........         12.381            13.367                1               N/A                N/A                N/A
-------------         ------            ------              ---              ------             ------              ---
Lincoln VIP Aggressive Profile Fund

2005.........         10.849            10.878                3               N/A                N/A                N/A
-------------         ------            ------              ---              ------             ------              ---
Lincoln VIP Bond Fund

2002.........         10.118            10.961               43               N/A                N/A                N/A
2003.........         10.961            11.561              183              10.303             10.878                3
2004.........         11.561            11.969              240              10.878             11.273               37
2005.........         11.969            12.077              297              11.273             11.386               55
-------------         ------            ------              ---              ------             ------              ---
Lincoln VIP Capital Appreciation Fund

2002.........         11.622             8.334                0               N/A                N/A                N/A
2003.........         10.451            10.854                1               N/A                N/A                N/A
2004.........         10.854            11.234                0               N/A                N/A                N/A
2005.........         11.234            11.509                1*              N/A                N/A                N/A
-------------         ------            ------              ---              ------             ------              ---
Lincoln VIP Conservative Profile Fund

2005.........         10.262            10.249                4               N/A                N/A                N/A
-------------         ------            ------              ---              ------             ------              ---


                                       A-3




                                      with EGMDB                                               with GOP
                   -------------------------------------------------       -------------------------------------------------
                      Accumulation unit value                                 Accumulation unit value
                   -----------------------------         Number of         -----------------------------         Number of
                    Beginning           End of          accumulation        Beginning           End of          accumulation
                    of period           period             units            of period           period             units
                   -----------       -----------       -------------       -----------       -----------       -------------
                              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Core Fund

2005.........          N/A               N/A                N/A               10.317            10.248                1*
-------------          --                --                 ---               ------            ------                -
Lincoln VIP Equity-Income Fund

2005.........          N/A               N/A                N/A               10.161            10.475                1
-------------          --                --                 ---               ------            ------                -
Lincoln VIP Global Asset Allocation Fund

2002.........         10.968             9.482                1*               N/A               N/A                N/A
2003.........          9.482            11.227                1                N/A               N/A                N/A
2004.........         11.227            12.533                8                N/A               N/A                N/A
2005.........         12.533            13.160                9                N/A               N/A                N/A
-------------         ------            ------              ---               ------            ------              ---
Lincoln VIP Growth Fund

2005.........          N/A               N/A                N/A                N/A               N/A                N/A
-------------         ------            ------              ---               ------            ------              ---
Lincoln VIP Growth and Income Fund

2005.........         10.008            10.361               22               10.253            10.367                3
-------------         ------            ------              ---               ------            ------              ---
Lincoln VIP Growth Opportunities

2005.........          N/A               N/A                N/A                N/A               N/A                N/A
-------------         ------            ------              ---               ------            ------              ---
Lincoln VIP International Fund

2002.........         11.025             9.659                1*               N/A               N/A                N/A
2003.........          9.659            13.450                4                N/A               N/A                N/A
2004.........         13.450            15.992                9               14.665            17.454                5
2005.........         15.992            17.695               24               17.454            19.331                6
-------------         ------            ------              ---               ------            ------              ---
Lincoln VIP Moderate Profile Fund

2005.........         10.259            10.466               48                N/A               N/A                N/A
-------------         ------            ------              ---               ------            ------              ---
Lincoln VIP Moderately Aggressive Profile Fund

2005.........          N/A               N/A                N/A               10.080            10.649               20
-------------         ------            ------              ---               ------            ------              ---
Lincoln VIP Money Market Fund

2002.........         10.022             9.991                8                N/A               N/A                N/A
2003.........          9.991             9.889               23                N/A               N/A                N/A
2004.........          9.889             9.808               28                9.899             9.827               13
2005.........          9.808             9.911              205                9.827             9.941               18
-------------         ------            ------              ---               ------            ------              ---
Lincoln VIP Social Awareness Fund

2002.........         11.511             8.802                0                N/A               N/A                N/A
2003.........         10.812            11.411                1                N/A               N/A                N/A
2004.........         11.411            12.644                3               13.630            15.118                4
2005.........         12.644            13.926                9               15.118            16.667                7
-------------         ------            ------              ---               ------            ------              ---
MFS VIT Capital Opportunities Series

2002.........         11.893             8.192                1*               N/A               N/A                N/A
2003.........          8.192            10.236                1                N/A               N/A                N/A
2004.........         10.236            11.280                2                N/A               N/A                N/A
2005.........         11.280            11.252                1                N/A               N/A                N/A
-------------         ------            ------              ---               ------            ------              ---
MFS VIT Emerging Growth Series

2002.........         12.134             7.879                1*               N/A               N/A                N/A
2003.........          7.879            10.065                3                N/A               N/A                N/A
2004.........         10.065            11.154                3               13.041            14.466                1
2005.........         11.154            11.945                1               14.466            15.507                1
-------------         ------            ------              ---               ------            ------              ---
MFS VIT Total Return Series

2002.........         10.635             9.889               20                N/A               N/A                N/A
2003.........          9.889            11.278               81               10.399            11.872                5
2004.........         11.278            12.311              105               11.872            12.972               15
2005.........         12.311            12.418              149               12.972            13.098               13
-------------         ------            ------              ---               ------            ------              ---
MFS VIT Utilities Series

2002.........          9.846             7.457                1                N/A               N/A                N/A
2003.........          7.457             9.940                5                N/A               N/A                N/A
2004.........          9.940            12.689                8               15.184            19.404                3
2005.........         12.689            14.543               18               19.404            22.260                8
-------------         ------            ------              ---               ------            ------              ---


                                       A-4




                                     with EGMDB                                            with GOP
                   ----------------------------------------------       ----------------------------------------------
                    Accumulation unit value                              Accumulation unit value
                   --------------------------         Number of         --------------------------         Number of
                    Beginning         End of         accumulation        Beginning         End of         accumulation
                    of period         period            units            of period         period            units
                   -----------       --------       -------------       -----------       --------       -------------
                           (Accumulation unit value in dollars and Number of accumulation units in thousands)
Neuberger Berman AMT Mid-Cap Growth Portfolio
2002.........         12.003           8.306               3                N/A             N/A               N/A
2003.........          8.306          10.459              15                9.949         12.540                1
2004.........         10.459          11.959              23               12.540         14.354                8
2005.........         11.959          13.373              25               14.354         16.067               12
-------------         ------          ------              --               ------         ------              ---
Neuberger Berman AMT Regency Portfolio

2002.........         11.152           9.792               1*               N/A             N/A               N/A
2003.........          9.792          13.087               1                N/A             N/A               N/A
2004.........         13.087          15.744               4               13.980         16.834                4
2005.........         15.744          17.336               8               16.834         18.555                6
-------------         ------          ------              --               ------         ------              ---
Putnam VT Growth & Income Fund

2002.........         10.862           8.643               0                N/A             N/A               N/A
2003.........          8.103          10.825               4                N/A             N/A               N/A
2004.........         10.825          11.825               2                N/A             N/A               N/A
2005.........         11.825          12.234               2                N/A             N/A               N/A
-------------         ------          ------              --               ------         ------              ---
Putnam VT Health Sciences Fund

2002.........         10.566           8.269               7                N/A             N/A               N/A
2003.........          8.269           9.624               5                N/A             N/A               N/A
2004.........          9.624          10.136               6               11.331         11.946                1*
2005.........         10.136          11.280               5               11.946         13.308                1*
-------------         ------          ------              --               ------         ------              ---
Scudder VIT Equity 500 Index Fund

2002.........         11.281           8.598               1*               N/A             N/A               N/A
2003.........          8.598          10.834              22                N/A             N/A               N/A
2004.........         10.834          11.779              65               13.188         14.353               11
2005.........         11.779          12.122              38               14.353         14.786               33
-------------         ------          ------              --               ------         ------              ---
Scudder VIT Small Cap Index Fund

2002.........         12.117           9.425               1                N/A             N/A               N/A
2003.........          9.425          13.569               5                N/A             N/A               N/A
2004.........         13.569          15.709               8               15.958         18.494                2
2005.........         15.709          16.103              12               18.494         18.976                8
-------------         ------          ------              --               ------         ------              ---




* All numbers less than 500 were rounded up to one.



                                       A-5


                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln ChoicePlus II Advance
Lincoln Life & Annuity Variable
Annuity Account N   (Registrant)

Lincoln Life & Annuity Company of New York   (Depositor)



Statement of Additional Information (SAI)


This SAI should be read in conjunction with the Lincoln ChoicePlus II Advance prospectus of Lincoln Life & Annuity Variable Annuity Account N dated May 1, 2006. You may obtain a copy of the Lincoln ChoicePlus II Advance prospectus on request and without charge. Please write Lincoln Life & Annuity Company of New York, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583.



Table of Contents



Item                                                  Page
Special Terms                                        B-2
Services                                             B-2
Principal Underwriter                                B-2
Purchase of Securities Being Offered                 B-2
Interest Adjustment Example                          B-2
Annuity Payouts                                      B-4
Examples of Regular Income Payment
Calculations                                         B-5



Item                                                  Page
Determination of Accumulation and Annuity Unit
Value                                                B-5
Advertising                                          B-5
Additional Services                                  B-6
Other Information                                    B-7
Financial Statements                                 B-7


This SAI is not a prospectus.

The date of this SAI is May 1, 2006.





Special Terms



The special terms used in this SAI are the ones defined in the Prospectus.

Services

Independent Registered Public Accounting Firm



The financial statements of the VAA and the financial statements of Lincoln New York appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.

Keeper of Records



All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln New York. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.



Principal Underwriter

Lincoln Financial Advisors Corporation (LFA), an affiliate of ours, serves as principal underwriter for the contracts, as described in the prospectus. LFA is a member of the Securities Investor Protection Corporation. We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. We offer the contracts through our sales representatives ("Lincoln Sales Representatives"), who are also associated with LFA. We and LFA also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Lincoln Sales Representatives and sales representatives of Selling Firms are appointed as our insurance agents. LFA paid $3,485,310, $5,268,760, and $7,119,012 to Lincoln Sales Representatives and Selling Firms in 2003, 2004, and 2005, respectively, as sales compensation with respect to the contracts. LFA retained no underwriting commissions for the sale of the contracts.

Purchase of Securities Being Offered

The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.



The offering of the contracts is continuous.



Interest Adjustment Example



Note: This example is intended to show how the interest adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the interest adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The interest adjustment may be referred to as a market value adjustment in your contract.

                                                                             B-2


                      SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                              CASH SURRENDER VALUES


         Single Premium ...................       $50,000
         Premium taxes ....................       None
         Withdrawals ......................       None
         Guaranteed Period ................       5 years
         Guaranteed Interest Rate .........       3.50%
         Annuity Date .....................       Age 70
         Index Rate A .....................       3.50%
         Index Rate B .....................       4.00% End of contract year 1
                                                  3.50% End of contract year 2
                                                  3.00% End of contract year 3
                                                  2.00% End of contract year 4
         Percentage adjustment to B .......       0.50%


  Formula                       (1 + Index A)n

                        ------------------------------
                                                                              -1

                          (1 + Index B + % Adjustment)n


                           SURRENDER VALUE CALCULATION


                                                      (3)

                     (1)            (2)               Adjusted
                     Annuity        Index Rate        Annuity
Contract Year        Value          Factor            Value
---------------      ---------      ------------      ----------
  1 ...........      $51,710         0.962268         $49,759
  2 ...........      $53,480         0.985646         $52,712
  3 ...........      $55,312         1.000000         $55,312
  4 ...........      $57,208         1.009756         $57,766
  5 ...........      $59,170            N/A           $59,170



                     (4)            (5)               (6)              (7)
                     Minimum        Greater of        Surrender        Surrender
Contract Year        Value          (3) & (4)         Charge           Value
---------------      ---------      ------------      -----------      ----------
  1 ...........      $50,710        $50,710           $4,250           $46,460
  2 ...........      $51,431        $52,712           $4,250           $48,462
  3 ...........      $52,162        $55,312           $4,000           $51,312
  4 ...........      $52,905        $57,766           $3,500           $54,266
  5 ...........      $53,658        $59,170           $3,000           $56,170

                            ANNUITY VALUE CALCULATION


                          BOY*                                                  Annual                  EOY**
                          Annuity                 Guaranteed                    Account                 Annuity
Contract Year             Value                   Interest Rate                 Fee                     Value
--------------------      ---------               ---------------               ---------               ----------
  1 ................      $50,000        x            1.035            -        $40            =        $51,710
  2 ................      $51,710        x            1.035            -        $40            =        $53,480
  3 ................      $53,480        x            1.035            -        $40            =        $55,312
  4 ................      $55,312        x            1.035            -        $40            =        $57,208
  5 ................      $57,208        x            1.035            -        $40            =        $59,170

                          SURRENDER CHARGE CALCULATION


                          Surrender

                          Charge                                           Surrender
Contract Year             Factor                   Deposit                 Charge
--------------------      ----------               ---------               ----------
  1 ................           8.5%       x        $50,000        =        $4,250
  2 ................           8.5%       x        $50,000        =        $4,250
  3 ................           8.0%       x        $50,000        =        $4,000
  4 ................           7.0%       x        $50,000        =        $3,500
  5 ................           6.0%       x        $50,000        =        $3,000

B-3

                            INDEX RATE FACTOR CALCULATION




Contract Year            Index A         Index B         Adj Index B         N           Result
------------------       ---------       ---------       -------------       -----       ---------
  1 ..............        3.50%           4.00%             4.50%             4          0.962268
  2 ..............        3.50%           3.50%             4.00%             3          0.985646
  3 ..............        3.50%           3.00%             3.50%             2          1.000000
  4 ..............        3.50%           2.00%             2.50%             1          1.009756
  5 ..............        3.50%            N/A               N/A             N/A            N/A

                            MINIMUM VALUE CALCULATION


                                                   Minimum                       Annual
                                                   Guaranteed                    Account                 Minimum
Contract Year                                      Interest Rate                 Fee                     Value
--------------------                               ---------------               ---------               ----------
  1 ................      $50,000         x            1.015            -        $40            =        $50,710
  2 ................      $50,710         x            1.015            -        $40            =        $51,431
  3 ................      $51,431         x            1.015            -        $40            =        $52,162
  4 ................      $52,162         x            1.015            -        $40            =        $52,905
  5 ................      $52,905         x            1.015            -        $40            =        $53,658

                               * BOY = beginning of year

                                          ** EOY = end of year





Annuity Payouts

Variable Annuity Payouts



Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract; o the type of annuity option selected; and o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:

 o first, we determine the dollar amount of the first payout; o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables modified, with an assumed investment return at the rate of 3%, 4% or 5% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying

                                                                             B-4


the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:

 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and

 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.



Proof of Age, Sex and Survival



We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations

These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return (AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.





         Annuitant ...........................      Male, Age 65
         Secondary Life ......................      Female, Age 63
         Purchase Payment ....................      $200,000.00
         Regular Income Payment Frequency ....      Annual
         AIR .................................      4.0%
         Hypothetical Investment Return ......      4.0%

                                                    15-year Access Period         30-Year Access Period
         Regular Income Payment ..............      $ 10,795.64                   $9,974.48




A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,716.07 with the 15-year access period and $8,977.03 with the 30-year access period.

At the end of the 15-year access period, the remaining account value of $135,374.66 (assuming no withdrawals) will be used to continue the $10,795.64 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $66,884.77 (assuming no withdrawals) will be used to continue the $9,974.48 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).

Determination of Accumulation and Annuity Unit Value

A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.



Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.



Advertising

Lincoln National Life Insurance Company (Lincoln New York) is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln New York. The ratings are not intended to reflect the investment experience or financial strength of the


B-5



VAA. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln New York or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Additional Services

Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:


 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Contingent deferred sales charges.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

                                                                             B-6


Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information

Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.

Financial Statements



Financial statements of the VAA and of Lincoln New York appear on the following pages.

Lincoln New York Account N for Variable Annuities

Statement of assets and liabilities

December 31, 2005


                                                                                                           Mortality &
                                                                                                           Expense
                                                                    Contract                  Contract     Guarantee
                                                                    Purchases                 Redemptions  Charges
                                                                    Due from                  Due to       Payable to
                                                                    Lincoln Life              Lincoln Life Lincoln Life
                                                                    & Annuity                 & Annuity    & Annuity
                                                                    Company of                Company of   Company of
Subaccount                                              Investments New York     Total Assets New York     New York
------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth                                         $   716,929   $     --   $   716,929      $ --        $   56
AIM V.I. Growth Class II                                    221,589         --       221,589        --            18
AIM V.I. International Growth                               550,308         --       550,308        --            42
AIM V.I. International Growth Class II                      268,377         --       268,377        --            23
AIM V.I. Premier Equity                                   1,494,660         --     1,494,660        --           120
AIM V.I. Premier Equity Class II                             51,558        275        51,833        --             4
ABVPSF Global Technology Class B                          1,584,386         --     1,584,386        --           130
ABVPSF Growth and Income Class B                          8,858,724         --     8,858,724       280           752
ABVPSF Large Cap Growth Class B                           2,887,696         --     2,887,696       600           239
ABVPSF Small/Mid Cap Value Class B                        2,179,412      2,654     2,182,066        --           184
American Century VP Inflation Protection Class 2         12,310,792      2,696    12,313,488        --         1,035
American Funds Global Growth Class 2                      3,751,130     84,089     3,835,219        --           340
American Funds Global Small Capitalization Class 2        6,431,724     46,253     6,477,977        --           553
American Funds Growth Class 2                            51,983,105    225,308    52,208,413        --         4,457
American Funds Growth-Income Class 2                     51,109,430    217,377    51,326,807        --         4,378
American Funds International Class 2                     22,791,161    141,434    22,932,595        --         1,942
Delaware VIPT Capital Reserves Service Class                262,424         --       262,424        --            23
Delaware VIPT Diversified Income Service Class            8,259,386      4,268     8,263,654        --           708
Delaware VIPT Emerging Markets Service Class              5,171,141     15,374     5,186,515        --           441
Delaware VIPT High Yield                                  1,633,968         --     1,633,968        --           126
Delaware VIPT High Yield Service Class                    8,308,142      6,391     8,314,533        --           710
Delaware VIPT REIT                                        2,719,155         --     2,719,155        --           209
Delaware VIPT REIT Service Class                         11,230,791     15,671    11,246,462        --           974
Delaware VIPT Small Cap Value                             3,349,807         --     3,349,807       993           258
Delaware VIPT Small Cap Value Service Class               8,132,266    113,550     8,245,816        --           711
Delaware VIPT Trend                                       1,971,232         --     1,971,232        --           152
Delaware VIPT Trend Service Class                         4,805,731     52,785     4,858,516        --           421
Delaware VIPT U.S. Growth Service Class                   2,233,137        623     2,233,760        --           189
Delaware VIPT Value                                         674,349         --       674,349        --            52
Delaware VIPT Value Service Class                         4,560,150         --     4,560,150        27           398
Fidelity VIP Contrafund Service Class 2                  10,351,905    147,829    10,499,734        --           911
Fidelity VIP Equity-Income                                1,881,754         --     1,881,754        --           145
Fidelity VIP Equity-Income Service Class 2                3,659,430     17,599     3,677,029        --           316
Fidelity VIP Growth                                         740,775         --       740,775        --            57
Fidelity VIP Growth Service Class 2                       2,306,266         --     2,306,266        14           193
Fidelity VIP Mid Cap Service Class 2                      1,843,070      7,086     1,850,156        --           164
Fidelity VIP Overseas                                       389,042         --       389,042        --            30
Fidelity VIP Overseas Service Class 2                     4,295,127      1,383     4,296,510        --           365
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2   3,943,802     23,987     3,967,789        --           337
FTVIPT Templeton Global Income Securities Class 2           613,598         --       613,598       149            52
FTVIPT Templeton Growth Securities Class 2                5,267,699     31,452     5,299,151        --           450
Janus Aspen Series Balanced Service Shares                1,114,635         --     1,114,635       962            95
Janus Aspen Series Mid Cap Growth Service Shares          1,181,053         --     1,181,053        --           101
Janus Aspen Series Worldwide Growth Service Shares           33,144         --        33,144        --             3
Lincoln VIPT Aggressive Growth                               70,953         --        70,953        --             6
Lincoln VIPT Aggressive Growth Service Class                119,077         --       119,077        --            10
Lincoln VIPT Aggressive Profile Service Class               288,350         --       288,350        --            25
Lincoln VIPT Bond                                        23,245,342     62,438    23,307,780        --         1,910
Lincoln VIPT Bond Service Class                          20,049,985      9,032    20,059,017        --         1,713
Lincoln VIPT Capital Appreciation                           212,476         --       212,476        --            17
Lincoln VIPT Capital Appreciation Service Class             299,616         --       299,616         8            26
Lincoln VIPT Conservative Profile Service Class             842,347         --       842,347        --            73
Lincoln VIPT Core Service Class                              36,004      5,168        41,172        --             3








Subaccount                                              Net Assets
-------------------------------------------------------------------
AIM V.I. Growth                                         $   716,873
AIM V.I. Growth Class II                                    221,571
AIM V.I. International Growth                               550,266
AIM V.I. International Growth Class II                      268,354
AIM V.I. Premier Equity                                   1,494,540
AIM V.I. Premier Equity Class II                             51,829
ABVPSF Global Technology Class B                          1,584,256
ABVPSF Growth and Income Class B                          8,857,692
ABVPSF Large Cap Growth Class B                           2,886,857
ABVPSF Small/Mid Cap Value Class B                        2,181,882
American Century VP Inflation Protection Class 2         12,312,453
American Funds Global Growth Class 2                      3,834,879
American Funds Global Small Capitalization Class 2        6,477,424
American Funds Growth Class 2                            52,203,956
American Funds Growth-Income Class 2                     51,322,429
American Funds International Class 2                     22,930,653
Delaware VIPT Capital Reserves Service Class                262,401
Delaware VIPT Diversified Income Service Class            8,262,946
Delaware VIPT Emerging Markets Service Class              5,186,074
Delaware VIPT High Yield                                  1,633,842
Delaware VIPT High Yield Service Class                    8,313,823
Delaware VIPT REIT                                        2,718,946
Delaware VIPT REIT Service Class                         11,245,488
Delaware VIPT Small Cap Value                             3,348,556
Delaware VIPT Small Cap Value Service Class               8,245,105
Delaware VIPT Trend                                       1,971,080
Delaware VIPT Trend Service Class                         4,858,095
Delaware VIPT U.S. Growth Service Class                   2,233,571
Delaware VIPT Value                                         674,297
Delaware VIPT Value Service Class                         4,559,725
Fidelity VIP Contrafund Service Class 2                  10,498,823
Fidelity VIP Equity-Income                                1,881,609
Fidelity VIP Equity-Income Service Class 2                3,676,713
Fidelity VIP Growth                                         740,718
Fidelity VIP Growth Service Class 2                       2,306,059
Fidelity VIP Mid Cap Service Class 2                      1,849,992
Fidelity VIP Overseas                                       389,012
Fidelity VIP Overseas Service Class 2                     4,296,145
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2   3,967,452
FTVIPT Templeton Global Income Securities Class 2           613,397
FTVIPT Templeton Growth Securities Class 2                5,298,701
Janus Aspen Series Balanced Service Shares                1,113,578
Janus Aspen Series Mid Cap Growth Service Shares          1,180,952
Janus Aspen Series Worldwide Growth Service Shares           33,141
Lincoln VIPT Aggressive Growth                               70,947
Lincoln VIPT Aggressive Growth Service Class                119,067
Lincoln VIPT Aggressive Profile Service Class               288,325
Lincoln VIPT Bond                                        23,305,870
Lincoln VIPT Bond Service Class                          20,057,304
Lincoln VIPT Capital Appreciation                           212,459
Lincoln VIPT Capital Appreciation Service Class             299,582
Lincoln VIPT Conservative Profile Service Class             842,274
Lincoln VIPT Core Service Class                              41,169

Lincoln New York Account N for Variable Annuities

December 31, 2005


                                                                                                            Mortality &
                                                                                                            Expense
                                                                     Contract                  Contract     Guarantee
                                                                     Purchases                 Redemptions  Charges
                                                                     Due from                  Due to       Payable to
                                                                     Lincoln Life              Lincoln Life Lincoln Life
                                                                     & Annuity                 & Annuity    & Annuity
                                                                     Company of                Company of   Company of
Subaccount                                               Investments New York     Total Assets New York     New York
-------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Equity-Income Service Class                 $  126,171    $ 30,581    $  156,752     $   --        $ 11
Lincoln VIPT Global Asset Allocation                        462,035          --       462,035         --          38
Lincoln VIPT Global Asset Allocation Service Class          302,440      14,362       316,802         --          24
Lincoln VIPT Growth and Income Service Class                287,597          --       287,597         --          26
Lincoln VIPT Growth Opportunities Service Class              58,636          --        58,636         --           5
Lincoln VIPT International                                2,967,693      16,038     2,983,731         --         253
Lincoln VIPT International Service Class                  6,674,909          --     6,674,909        776         569
Lincoln VIPT Moderate Profile Service Class               8,527,084          --     8,527,084        116         708
Lincoln VIPT Moderately Aggressive Profile Service Class  2,334,517      14,362     2,348,879         --         203
Lincoln VIPT Money Market                                 7,332,439          --     7,332,439      1,272         606
Lincoln VIPT Money Market Service Class                   4,919,108      17,242     4,936,350         --         431
Lincoln VIPT Social Awareness                             1,370,593      12,683     1,383,276         --         117
Lincoln VIPT Social Awareness Service Class               3,060,564          --     3,060,564        568         264
MFS VIT Capital Opportunities Service Class                 176,704          --       176,704         --          15
MFS VIT Emerging Growth                                     435,923          --       435,923         --          34
MFS VIT Emerging Growth Service Class                       599,027          --       599,027         --          51
MFS VIT Total Return                                      3,201,478          --     3,201,478         --         246
MFS VIT Total Return Service Class                        8,980,761      10,579     8,991,340         --         778
MFS VIT Utilities                                         1,532,695          --     1,532,695         --         118
MFS VIT Utilities Service Class                           4,484,385      50,716     4,535,101         --         395
NB AMT Mid-Cap Growth                                     4,518,545      29,336     4,547,881         --         386
NB AMT Regency                                            7,175,809     108,510     7,284,319         --         614
Putnam VT Growth & Income Class IB                          101,134          --       101,134         --           9
Putnam VT Health Sciences Class IB                          280,437          --       280,437         --          24
Scudder VIT Equity 500 Index                              6,140,593          --     6,140,593        175         510
Scudder VIT Equity 500 Index Service Class                4,136,107      30,587     4,166,694         --         346
Scudder VIT Small Cap Index                               1,515,568          --     1,515,568         --         126
Scudder VIT Small Cap Index Service Class                 1,454,233      39,797     1,494,030         --         124








Subaccount                                               Net Assets
-------------------------------------------------------------------
Lincoln VIPT Equity-Income Service Class                 $  156,741
Lincoln VIPT Global Asset Allocation                        461,997
Lincoln VIPT Global Asset Allocation Service Class          316,778
Lincoln VIPT Growth and Income Service Class                287,571
Lincoln VIPT Growth Opportunities Service Class              58,631
Lincoln VIPT International                                2,983,478
Lincoln VIPT International Service Class                  6,673,564
Lincoln VIPT Moderate Profile Service Class               8,526,260
Lincoln VIPT Moderately Aggressive Profile Service Class  2,348,676
Lincoln VIPT Money Market                                 7,330,561
Lincoln VIPT Money Market Service Class                   4,935,919
Lincoln VIPT Social Awareness                             1,383,159
Lincoln VIPT Social Awareness Service Class               3,059,732
MFS VIT Capital Opportunities Service Class                 176,689
MFS VIT Emerging Growth                                     435,889
MFS VIT Emerging Growth Service Class                       598,976
MFS VIT Total Return                                      3,201,232
MFS VIT Total Return Service Class                        8,990,562
MFS VIT Utilities                                         1,532,577
MFS VIT Utilities Service Class                           4,534,706
NB AMT Mid-Cap Growth                                     4,547,495
NB AMT Regency                                            7,283,705
Putnam VT Growth & Income Class IB                          101,125
Putnam VT Health Sciences Class IB                          280,413
Scudder VIT Equity 500 Index                              6,139,908
Scudder VIT Equity 500 Index Service Class                4,166,348
Scudder VIT Small Cap Index                               1,515,442
Scudder VIT Small Cap Index Service Class                 1,493,906

See accompanying notes.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln New York Account N for Variable Annuities

Statement of operations

Year Ended December 31, 2005

                                                        Dividends
                                                        from       Mortality and     Net
                                                        Investment Expense           Investment
Subaccount                                              Income     Guarantee Charges Income (Loss)
--------------------------------------------------------------------------------------------------
AIM V.I. Growth                                          $     --      $ (11,268)      $ (11,268)
AIM V.I. Growth Class II                                       --         (2,737)         (2,737)
AIM V.I. International Growth                               3,384         (6,567)         (3,183)
AIM V.I. International Growth Class II                      1,481         (3,515)         (2,034)
AIM V.I. Premier Equity                                    12,412        (22,103)         (9,691)
AIM V.I. Premier Equity Class II                              317         (1,085)           (768)
ABVPSF Global Technology Class B                               --        (20,415)        (20,415)
ABVPSF Growth and Income Class B                          101,896       (122,094)        (20,198)
ABVPSF Large Cap Growth Class B                                --        (40,060)        (40,060)
ABVPSF Small/Mid Cap Value Class B                          8,540        (24,853)        (16,313)
American Century VP Inflation Protection Class 2          424,098       (140,320)        283,778
American Funds Global Growth Class 2                        9,583        (28,027)        (18,444)
American Funds Global Small Capitalization Class 2         41,548        (68,001)        (26,453)
American Funds Growth Class 2                             309,472       (613,382)       (303,910)
American Funds Growth-Income Class 2                      630,080       (637,963)         (7,883)
American Funds International Class 2                      292,226       (247,143)         45,083
Delaware VIPT Capital Reserves Service Class                3,268         (1,331)          1,937
Delaware VIPT Diversified Income Service Class             31,332        (85,271)        (53,939)
Delaware VIPT Emerging Markets Service Class                1,836        (42,843)        (41,007)
Delaware VIPT High Yield                                  140,698        (26,747)        113,951
Delaware VIPT High Yield Service Class                    426,047       (112,632)        313,415
Delaware VIPT REIT                                         53,622        (38,235)         15,387
Delaware VIPT REIT Service Class                          140,776       (142,864)         (2,088)
Delaware VIPT Small Cap Value                              12,954        (47,197)        (34,243)
Delaware VIPT Small Cap Value Service Class                 7,759        (93,072)        (85,313)
Delaware VIPT Trend                                            --        (26,886)        (26,886)
Delaware VIPT Trend Service Class                              --        (61,174)        (61,174)
Delaware VIPT U.S. Growth Service Class                     8,255        (33,386)        (25,131)
Delaware VIPT Value                                        12,522         (9,981)          2,541
Delaware VIPT Value Service Class                          31,497        (47,061)        (15,564)
Fidelity VIP Contrafund Service Class 2                     7,529       (125,449)       (117,920)
Fidelity VIP Equity-Income                                 34,814        (27,804)          7,010
Fidelity VIP Equity-Income Service Class 2                 38,675        (50,603)        (11,928)
Fidelity VIP Growth                                         3,718        (10,381)         (6,663)
Fidelity VIP Growth Service Class 2                         4,374        (30,252)        (25,878)
Fidelity VIP Mid Cap Service Class 2                           --         (6,157)         (6,157)
Fidelity VIP Overseas                                       2,302         (4,793)         (2,491)
Fidelity VIP Overseas Service Class 2                      11,737        (47,923)        (36,186)
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2        --        (49,562)        (49,562)
FTVIPT Templeton Global Income Securities Class 2              --         (2,567)         (2,567)
FTVIPT Templeton Growth Securities Class 2                 45,944        (63,090)        (17,146)
Janus Aspen Series Balanced Service Shares                 24,259        (18,638)          5,621
Janus Aspen Series Mid Cap Growth Service Shares               --        (28,689)        (28,689)
Janus Aspen Series Worldwide Growth Service Shares            335           (411)            (76)
Lincoln VIPT Aggressive Growth                                 --         (1,011)         (1,011)
Lincoln VIPT Aggressive Growth Service Class                   --         (1,589)         (1,589)
Lincoln VIPT Aggressive Profile Service Class                  --         (1,412)         (1,412)
Lincoln VIPT Bond                                         982,884       (351,833)        631,051
Lincoln VIPT Bond Service Class                           721,372       (251,179)        470,193
Lincoln VIPT Capital Appreciation                             536         (4,969)         (4,433)
Lincoln VIPT Capital Appreciation Service Class               152         (4,403)         (4,251)
Lincoln VIPT Conservative Profile Service Class                --         (3,622)         (3,622)
Lincoln VIPT Core Service Class                                14            (75)            (61)
Lincoln VIPT Equity-Income Service Class                      724           (451)            273
Lincoln VIPT Global Asset Allocation                        4,151         (3,568)            583
Lincoln VIPT Global Asset Allocation Service Class          2,332         (2,702)           (370)
Lincoln VIPT Growth and Income Service Class                2,085         (1,098)            987

                                                 Net Change in   Net Increase
               Dividends from                    Unrealized      (Decrease) in
Net Realized   Net Realized   Total Net Realized Appreciation or Net Assets
Gain (Loss) on Gain on        Gain (Loss) on     Depreciation on Resulting from
Investments    Investments    Investments        Investments     Operations
-------------------------------------------------------------------------------
   $(31,558)      $     --         $(31,558)       $   84,477      $   41,651
      3,125             --            3,125             9,676          10,064
     17,729             --           17,729            60,733          75,279
     13,120             --           13,120            27,521          38,607
    (20,161)            --          (20,161)           87,868          58,016
      7,989             --            7,989            (5,166)          2,055
    (32,555)            --          (32,555)          104,862          51,892
     92,478             --           92,478           183,175         255,455
       (476)            --             (476)          393,859         353,323
     19,675         66,469           86,144            19,940          89,771
      1,033          3,732            4,765          (273,737)         14,806
      3,723             --            3,723           307,289         292,568
    120,773             --          120,773           922,241       1,016,561
    569,078             --          569,078         5,652,865       5,918,033
    442,579        163,345          605,924         1,397,863       1,995,904
    336,368             --          336,368         3,000,324       3,381,775
     (1,286)            --           (1,286)           (1,870)         (1,219)
      9,289         19,788           29,077           (93,666)       (118,528)
     33,814         17,395           51,209           723,293         733,495
     72,128             --           72,128          (151,907)         34,172
     42,177             --           42,177          (220,992)        134,600
    117,647        162,504          280,151          (152,895)        142,643
    148,408        481,463          629,871          (132,015)        495,768
    134,739        246,129          380,868          (100,493)        246,132
     73,377        350,124          423,501           129,610         467,798
     39,101             --           39,101            64,809          77,024
     45,164             --           45,164           250,465         234,455
     50,282             --           50,282           249,230         274,381
     38,561             --           38,561           (10,282)         30,820
     21,562             --           21,562           139,565         145,563
    441,527          1,076          442,603           937,227       1,261,910
     43,933         76,505          120,438           (52,864)         74,584
     14,950         95,612          110,562            63,715         162,349
     (5,171)            --           (5,171)           42,177          30,343
     17,635             --           17,635           118,277         110,034
        752             --              752            91,733          86,328
     12,074          1,802           13,876            47,049          58,434
     40,118         11,737           51,855           605,625         621,294
     69,272             --           69,272           125,185         144,895
         (2)            --               (2)            5,603           3,034
    101,177             --          101,177           253,797         337,828
     24,795             --           24,795            47,998          78,414
    234,089             --          234,089             4,259         209,659
         29             --               29             1,244           1,197
        145             --              145             6,634           5,768
      1,138             --            1,138             9,748           9,297
      7,059             --            7,059            10,563          16,210
      8,191        240,540          248,731          (624,989)        254,793
     (9,569)       154,571          145,002          (481,623)        133,572
     21,901             --           21,901           (11,612)          5,856
      7,547             --            7,547             9,033          12,329
        500             --              500            13,671          10,549
          6             --                6              (271)           (326)
         (4)            --               (4)            1,306           1,575
      3,905          5,103            9,008             6,619          16,210
        840          4,315            5,155             7,961          12,746
          2             --                2             2,083           3,072

Lincoln New York Account N for Variable Annuities

Year Ended December 31, 2005


                                                         Dividends
                                                         from       Mortality and     Net
                                                         Investment Expense           Investment
Subaccount                                               Income     Guarantee Charges Income (Loss)
---------------------------------------------------------------------------------------------------
Lincoln VIPT Growth Opportunities Service Class           $     --      $    (124)      $   (124)
Lincoln VIPT International                                  53,537        (32,390)        21,147
Lincoln VIPT International Service Class                   108,588        (78,116)        30,472
Lincoln VIPT Moderate Profile Service Class                     --        (29,931)       (29,931)
Lincoln VIPT Moderately Aggressive Profile Service Class        --         (8,503)        (8,503)
Lincoln VIPT Money Market                                  120,290        (64,608)        55,682
Lincoln VIPT Money Market Service Class                     70,905        (42,812)        28,093
Lincoln VIPT Social Awareness                               11,073        (18,832)        (7,759)
Lincoln VIPT Social Awareness Service Class                 18,517        (41,472)       (22,955)
MFS VIT Capital Opportunities Service Class                  1,018         (2,886)        (1,868)
MFS VIT Emerging Growth                                         --         (5,866)        (5,866)
MFS VIT Emerging Growth Service Class                           --         (6,806)        (6,806)
MFS VIT Total Return                                        75,332        (49,762)        25,570
MFS VIT Total Return Service Class                         125,215       (113,919)        11,296
MFS VIT Utilities                                            9,674        (21,997)       (12,323)
MFS VIT Utilities Service Class                             10,915        (42,738)       (31,823)
NB AMT Mid-Cap Growth                                           --        (56,343)       (56,343)
NB AMT Regency                                               5,243        (83,554)       (78,311)
Putnam VT Growth & Income Class IB                           1,521         (1,607)           (86)
Putnam VT Health Sciences Class IB                             117         (3,658)        (3,541)
Scudder VIT EAFE Equity Index                                6,177         (2,452)         3,725
Scudder VIT EAFE Equity Index Service Class                 20,496         (8,389)        12,107
Scudder VIT Equity 500 Index                               107,916       (102,843)         5,073
Scudder VIT Equity 500 Index Service Class                  41,737        (55,359)       (13,622)
Scudder VIT Small Cap Index                                  7,904        (19,237)       (11,333)
Scudder VIT Small Cap Index Service Class                    3,667        (15,957)       (12,290)

See accompanying notes.

                                                 Net Change in   Net Increase
               Dividends from                    Unrealized      (Decrease) in
Net Realized   Net Realized   Total Net Realized Appreciation or Net Assets
Gain (Loss) on Gain on        Gain (Loss) on     Depreciation on Resulting from
Investments    Investments    Investments        Investments     Operations
-------------------------------------------------------------------------------
   $      7       $     --         $      7         $   2,215       $  2,098
     42,095             --           42,095           186,693        249,935
     58,841             --           58,841           489,076        578,389
      1,023             --            1,023           143,167        114,259
       (694)            --             (694)           63,060         53,863
         --             --               --                --         55,682
         --             --               --                --         28,093
     14,214             --           14,214           123,168        129,623
     44,945             --           44,945           264,080        286,070
      6,697             --            6,697            (4,889)           (60)
      4,932             --            4,932            31,375         30,441
      8,642             --            8,642            31,473         33,309
     85,912        147,689          233,601          (215,998)        43,173
     74,645        269,271          343,916          (269,463)        85,749
     69,699             --           69,699           167,198        224,574
     48,481             --           48,481           356,726        373,384
     81,101             --           81,101           442,539        467,297
     63,912        386,503          450,415           250,028        622,132
      3,046             --            3,046               714          3,674
      2,518             --            2,518            28,473         27,450
     42,515             --           42,515           (50,701)        (4,461)
     94,806             --           94,806          (119,526)       (12,613)
    354,387             --          354,387          (112,813)       246,647
     70,428             --           70,428            83,225        140,031
     24,002         33,900           57,902            (3,267)        43,302
     13,500         24,402           37,902            25,389         51,001

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets

Years Ended December 31, 2004 and 2005


                                                                                                     AIM V.I.
                                                                         AIM V.I.    AIM V.I.        International
                                                                         Growth      Growth Class II Growth
                                                                         Subaccount  Subaccount      Subaccount
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                            $1,173,673     $120,448       $400,637
Changes From Operations:
.. Net investment income (loss)                                              (13,972)      (2,224)        (3,196)
.. Net realized gain (loss) on investments                                   (99,661)       4,597         34,270
.. Net change in unrealized appreciation or depreciation on investments      161,073        7,306         55,297
                                                                         ----------     --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                  47,440        9,679         86,371
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                       11,164       31,562          9,632
..   Contract withdrawals and transfers to annuity reserves                  (33,682)        (846)       (13,663)
..   Contract transfers                                                     (303,568)       5,843        (33,447)
                                                                         ----------     --------       --------
                                                                           (326,086)      36,559        (37,478)
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                     --           --             --
..   Annuity Payments                                                         (5,879)          --             --
..   Receipt of mortality guarantee adjustment                                     6           --             --
                                                                         ----------     --------       --------
                                                                             (5,873)          --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                              (331,959)      36,559        (37,478)
                                                                         ----------     --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (284,519)      46,238         48,893
                                                                         ----------     --------       --------
NET ASSETS AT DECEMBER 31, 2004                                             889,154      166,686        449,530
Changes From Operations:
.. Net investment income (loss)                                              (11,268)      (2,737)        (3,183)
.. Net realized gain (loss) on investments                                   (31,558)       3,125         17,729
.. Net change in unrealized appreciation or depreciation on investments       84,477        9,676         60,733
                                                                         ----------     --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                  41,651       10,064         75,279
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                        3,053           --            218
..   Contract withdrawals and transfers to annuity reserves                 (150,663)      (8,053)       (20,806)
..   Contract transfers                                                      (60,324)      52,874         46,045
                                                                         ----------     --------       --------
                                                                           (207,934)      44,821         25,457
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                     --           --             --
..   Annuity Payments                                                         (6,006)          --             --
..   Receipt (reimbursement) of mortality guarantee adjustment                     8           --             --
                                                                         ----------     --------       --------
                                                                             (5,998)          --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                              (213,932)      44,821         25,457
                                                                         ----------     --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (172,281)      54,885        100,736
                                                                         ----------     --------       --------
NET ASSETS AT DECEMBER 31, 2005                                          $  716,873     $221,571       $550,266
                                                                         ==========     ========       ========

                                                                         AIM V.I.
                                                                         International
                                                                         Growth Class II
                                                                         Subaccount
----------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                               $100,008
Changes From Operations:
.. Net investment income (loss)                                                (1,626)
.. Net realized gain (loss) on investments                                      8,554
.. Net change in unrealized appreciation or depreciation on investments        29,381
                                                                            --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                   36,309
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                        47,292
..   Contract withdrawals and transfers to annuity reserves                    (1,303)
..   Contract transfers                                                        13,660
                                                                            --------
                                                                              59,649
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                      --
..   Annuity Payments                                                              --
..   Receipt of mortality guarantee adjustment                                     --
                                                                            --------
                                                                                  --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                 59,649
                                                                            --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       95,958
                                                                            --------
NET ASSETS AT DECEMBER 31, 2004                                              195,966
Changes From Operations:
.. Net investment income (loss)                                                (2,034)
.. Net realized gain (loss) on investments                                     13,120
.. Net change in unrealized appreciation or depreciation on investments        27,521
                                                                            --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                   38,607
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                           216
..   Contract withdrawals and transfers to annuity reserves                    (2,195)
..   Contract transfers                                                        35,760
                                                                            --------
                                                                              33,781
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                      --
..   Annuity Payments                                                              --
..   Receipt (reimbursement) of mortality guarantee adjustment                     --
                                                                            --------
                                                                                  --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                 33,781
                                                                            --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       72,388
                                                                            --------
NET ASSETS AT DECEMBER 31, 2005                                             $268,354
                                                                            ========

                                                                           ABVPSF
                                  ABVPSF Global ABVPSF Growth ABVPSF Large Small/Mid   American Century   American Funds
AIM V.I. Premier AIM V.I. Premier Technology    and Income    Cap Growth   Cap Value   VP Inflation       Global Growth
Equity           Equity Class II  Class B       Class B       Class B      Class B     Protection Class 2 Class 2
Subaccount       Subaccount       Subaccount    Subaccount    Subaccount   Subaccount  Subaccount         Subaccount
-------------------------------------------------------------------------------------------------------------------------
   $1,860,163        $ 94,781      $1,096,508    $4,613,854    $2,222,750  $  531,478     $        --       $       --
      (18,141)         (1,181)        (18,071)      (44,881)      (34,581)    (11,082)         26,154           (2,120)
      (68,046)          1,918         (38,636)       48,342       (48,305)     27,543           1,068              121
      145,542           2,433         111,938       596,078       248,365     130,684          52,281           50,054
   ----------        --------      ----------    ----------    ----------  ----------     -----------       ----------

       59,355           3,170          55,231       599,539       165,479     147,145          79,503           48,055
        3,468          17,023         127,665     1,925,026       285,058     397,955       2,098,072          458,129
     (154,906)            (80)        (54,405)     (283,833)     (172,994)    (22,169)        (41,026)            (446)
     (182,900)        (18,358)         83,016       428,190       105,035     218,266       3,489,117          151,329
   ----------        --------      ----------    ----------    ----------  ----------     -----------       ----------
     (334,338)         (1,415)        156,276     2,069,383       217,099     594,052       5,546,163          609,012
           --              --              --         7,670            --          --              --               --
           --              --              --          (499)           --          --              --               --
           --              --              --            23            --          --              --               --
   ----------        --------      ----------    ----------    ----------  ----------     -----------       ----------
           --              --              --         7,194            --          --              --               --

     (334,338)         (1,415)        156,276     2,076,577       217,099     594,052       5,546,163          609,012
   ----------        --------      ----------    ----------    ----------  ----------     -----------       ----------
     (274,983)          1,755         211,507     2,676,116       382,578     741,197       5,625,666          657,067
   ----------        --------      ----------    ----------    ----------  ----------     -----------       ----------
    1,585,180          96,536       1,308,015     7,289,970     2,605,328   1,272,675       5,625,666          657,067
       (9,691)           (768)        (20,415)      (20,198)      (40,060)    (16,313)        283,778          (18,444)
      (20,161)          7,989         (32,555)       92,478          (476)     86,144           4,765            3,723
       87,868          (5,166)        104,862       183,175       393,859      19,940        (273,737)         307,289
   ----------        --------      ----------    ----------    ----------  ----------     -----------       ----------

       58,016           2,055          51,892       255,455       353,323      89,771          14,806          292,568
        2,111           1,432         326,032     1,625,928       106,472     696,154       4,071,945        1,695,420
     (113,511)        (37,168)       (185,443)     (705,339)     (193,272)    (58,345)       (327,074)         (66,157)
      (37,256)        (11,026)         83,760       392,163        15,006     181,627       2,876,116        1,255,981
   ----------        --------      ----------    ----------    ----------  ----------     -----------       ----------
     (148,656)        (46,762)        224,349     1,312,752       (71,794)    819,436       6,620,987        2,885,244
           --              --              --            --            --          --          54,786               --
           --              --              --          (512)           --          --          (3,195)              --
           --              --              --            27            --          --            (597)              --
   ----------        --------      ----------    ----------    ----------  ----------     -----------       ----------
           --              --              --          (485)           --          --          50,994               --

     (148,656)        (46,762)        224,349     1,312,267       (71,794)    819,436       6,671,981        2,885,244
   ----------        --------      ----------    ----------    ----------  ----------     -----------       ----------
      (90,640)        (44,707)        276,241     1,567,722       281,529     909,207       6,686,787        3,177,812
   ----------        --------      ----------    ----------    ----------  ----------     -----------       ----------
   $1,494,540        $ 51,829      $1,584,256    $8,857,692    $2,886,857  $2,181,882     $12,312,453       $3,834,879
   ==========        ========      ==========    ==========    ==========  ==========     ===========       ==========

American Funds
Global Small
Capitalization
Class 2
Subaccount
--------------
 $ 1,208,287
     (28,335)
      90,642
     388,383
 -----------

     450,690
   1,293,327
    (150,386)
     280,667
 -----------
   1,423,608
          --
          --
          --
 -----------
          --

   1,423,608
 -----------
   1,874,298
 -----------
   3,082,585
     (26,453)
     120,773
     922,241
 -----------

   1,016,561
   1,969,909
    (218,470)
     626,839
 -----------
   2,378,278
          --
          --
          --
 -----------
          --

  2,378 ,278
 -----------
   3,394,839
 -----------
 $ 6,477,424
 ===========

Lincoln New York Account N for Variable Annuities

Years Ended December 31, 2004 and 2005


                                                                                        American Funds American Funds
                                                                         American Funds Growth-Income  International
                                                                         Growth Class 2 Class 2        Class 2
                                                                         Subaccount     Subaccount     Subaccount
----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                             $15,268,982    $17,594,176    $ 5,778,855
Changes From Operations:
.. Net investment income (loss)                                               (279,893)       (98,791)        12,902
.. Net realized gain (loss) on investments                                     206,047        255,011        178,217
.. Net change in unrealized appreciation or depreciation on investments      2,948,417      2,423,409      1,430,450
                                                                          -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                 2,874,571      2,579,629      1,621,569
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                     11,968,378     12,542,436      3,579,517
..   Contract withdrawals and transfers to annuity reserves                 (1,298,083)    (1,216,030)      (501,382)
..   Contract transfers                                                      2,940,740      4,117,305      1,895,081
                                                                          -----------    -----------    -----------
                                                                           13,611,035     15,443,711      4,973,216
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                    8,213             --          5,375
..   Annuity Payments                                                             (535)            --         (1,811)
..   Receipt of mortality guarantee adjustment                                      24             --             18
                                                                          -----------    -----------    -----------
                                                                                7,702             --          3,582
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 UNIT TRANSACTIONS                                                         13,618,737     15,443,711      4,976,798
                                                                          -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    16,493,308     18,023,340      6,598,367
                                                                          -----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2004                                            31,762,290     35,617,516     12,377,222
Changes From Operations:
.. Net investment income (loss)                                               (303,910)        (7,883)        45,083
.. Net realized gain (loss) on investments                                     569,078        605,924        336,368
.. Net change in unrealized appreciation or depreciation on investments      5,652,865      1,397,863      3,000,324
                                                                          -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                 5,918,033      1,995,904      3,381,775
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                     14,249,428     12,664,607      6,077,398
..   Contract withdrawals and transfers to annuity reserves                 (2,364,781)    (2,367,507)      (978,887)
..   Contract transfers                                                      2,628,216      3,394,937      2,060,167
                                                                          -----------    -----------    -----------
                                                                           14,512,863     13,692,037      7,158,678
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                   12,175         18,262         16,145
..   Annuity Payments                                                           (1,285)        (1,080)        (2,994)
..   Receipt (reimbursement) of mortality guarantee adjustment                    (120)          (210)          (173)
                                                                          -----------    -----------    -----------
                                                                               10,770         16,972         12,978
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 UNIT TRANSACTIONS                                                         14,523,633     13,709,009      7,171,656
                                                                          -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    20,441,666     15,704,913     10,553,431
                                                                          -----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2005                                           $52,203,956    $51,322,429    $22,930,653
                                                                          ===========    ===========    ===========

                                                                         Delaware VIPT
                                                                         Capital Reserves
                                                                         Service Class
                                                                         Subaccount
-----------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                                $     --
Changes From Operations:
.. Net investment income (loss)                                                     --
.. Net realized gain (loss) on investments                                          --
.. Net change in unrealized appreciation or depreciation on investments             --
                                                                             --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                        --
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                             --
..   Contract withdrawals and transfers to annuity reserves                         --
..   Contract transfers                                                             --
                                                                             --------
                                                                                   --
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                       --
..   Annuity Payments                                                               --
..   Receipt of mortality guarantee adjustment                                      --
                                                                             --------
                                                                                   --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 UNIT TRANSACTIONS                                                                 --
                                                                             --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            --
                                                                             --------
NET ASSETS AT DECEMBER 31, 2004                                                    --
Changes From Operations:
.. Net investment income (loss)                                                  1,937
.. Net realized gain (loss) on investments                                      (1,286)
.. Net change in unrealized appreciation or depreciation on investments         (1,870)
                                                                             --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                    (1,219)
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                        312,134
..   Contract withdrawals and transfers to annuity reserves                       (875)
..   Contract transfers                                                        (47,639)
                                                                             --------
                                                                              263,620
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                       --
..   Annuity Payments                                                               --
..   Receipt (reimbursement) of mortality guarantee adjustment                      --
                                                                             --------
                                                                                   --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 UNIT TRANSACTIONS                                                            263,620
                                                                             --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       262,401
                                                                             --------
NET ASSETS AT DECEMBER 31, 2005                                              $262,401
                                                                             ========

Delaware VIPT  Delaware VIPT
Diversified    Emerging                    Delaware VIPT             Delaware      Delaware VIPT Delaware VIPT
Income Service Markets       Delaware VIPT High Yield    Delaware    VIPT REIT     Small Cap     Small Cap Value Delaware VIPT
Class          Service Class High Yield    Service Class VIPT REIT   Service Class Value         Service Class   Trend
Subaccount     Subaccount    Subaccount    Subaccount    Subaccount  Subaccount    Subaccount    Subaccount      Subaccount
------------------------------------------------------------------------------------------------------------------------------
  $       --    $       --    $ 3,271,555   $3,293,762   $2,043,061   $ 2,545,597   $2,905,234     $1,924,693     $2,054,320
     (13,136)       (2,769)       168,351      188,723       14,282        (5,516)     (38,423)       (48,894)       (28,362)
       2,176         1,271        160,097        9,845      107,646       129,373      264,018        131,313         52,645
     139,940       117,245       (107,131)     320,252      512,501     1,267,746      345,118        542,761        201,520
  ----------    ----------    -----------   ----------   ----------   -----------   ----------     ----------     ----------

     128,980       115,747        221,317      518,820      634,429     1,391,603      570,713        625,180        225,803
   1,197,191       465,981          7,147    2,407,046       21,714     2,582,783       22,825      1,587,829         21,727
     (28,795)       (1,405)      (150,712)    (144,146)    (148,282)     (129,167)    (125,934)      (159,252)      (199,513)
   1,766,018       334,809     (1,170,266)     (14,554)     298,291     1,375,409      151,120        490,544        (31,126)
  ----------    ----------    -----------   ----------   ----------   -----------   ----------     ----------     ----------
   2,934,414       799,385     (1,313,831)   2,248,346      171,723     3,829,025       48,011      1,919,121       (208,912)
          --            --          5,520           --           --            --        5,597             --          5,585
          --            --           (359)          --           --            --         (364)            --         (4,203)
          --            --             17           --           --            --           18             --             20
  ----------    ----------    -----------   ----------   ----------   -----------   ----------     ----------     ----------
          --            --          5,178           --           --            --        5,251             --          1,402

   2,934,414       799,385     (1,308,653)   2,248,346      171,723     3,829,025       53,262      1,919,121       (207,510)
  ----------    ----------    -----------   ----------   ----------   -----------   ----------     ----------     ----------
   3,063,394       915,132     (1,087,336)   2,767,166      806,152     5,220,628      623,975      2,544,301         18,293
  ----------    ----------    -----------   ----------   ----------   -----------   ----------     ----------     ----------
   3,063,394       915,132      2,184,219    6,060,928    2,849,213     7,766,225    3,529,209      4,468,994      2,072,613
     (53,939)      (41,007)       113,951      313,415       15,387        (2,088)     (34,243)       (85,313)       (26,886)
      29,077        51,209         72,128       42,177      280,151       629,871      380,868        423,501         39,101
     (93,666)      723,293       (151,907)    (220,992)    (152,895)     (132,015)    (100,493)       129,610         64,809
  ----------    ----------    -----------   ----------   ----------   -----------   ----------     ----------     ----------

    (118,528)      733,495         34,172      134,600      142,643       495,768      246,132        467,798         77,024
   3,412,597     2,458,372          5,120    2,216,264       16,921     3,188,501       22,515      2,945,186         10,782
    (344,213)     (141,393)      (419,971)    (410,838)    (154,835)     (473,880)    (386,355)      (236,743)      (134,216)
   2,209,989     1,210,968       (169,341)     312,869     (134,996)      268,874      (70,278)       599,870        (50,954)
  ----------    ----------    -----------   ----------   ----------   -----------   ----------     ----------     ----------
   5,278,373     3,527,947       (584,192)   2,118,295     (272,910)    2,983,495     (434,118)     3,308,313       (174,388)
      42,611        10,274             --           --           --            --        8,327             --             --
      (2,451)         (644)          (376)          --           --            --       (1,005)            --         (4,194)
        (453)         (130)            19           --           --            --           11             --             25
  ----------    ----------    -----------   ----------   ----------   -----------   ----------     ----------     ----------
      39,707         9,500           (357)          --           --            --        7,333             --         (4,169)

   5,318,080     3,537,447       (584,549)   2,118,295     (272,910)    2,983,495     (426,785)     3,308,313       (178,557)
  ----------    ----------    -----------   ----------   ----------   -----------   ----------     ----------     ----------
   5,199,552     4,270,942       (550,377)   2,252,895     (130,267)    3,479,263     (180,653)     3,776,111       (101,533)
  ----------    ----------    -----------   ----------   ----------   -----------   ----------     ----------     ----------
  $8,262,946    $5,186,074    $ 1,633,842   $8,313,823   $2,718,946   $11,245,488   $3,348,556     $8,245,105     $1,971,080
  ==========    ==========    ===========   ==========   ==========   ===========   ==========     ==========     ==========

Lincoln New York Account N for Variable Annuities

Years Ended December 31, 2004 and 2005

                                                                                       Delaware
                                                                         Delaware      VIPT U.S.                Delaware
                                                                         VIPT Trend    Growth        Delaware   VIPT Value
                                                                         Service Class Service Class VIPT Value Service Class
                                                                         Subaccount    Subaccount    Subaccount Subaccount
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                             $1,429,651    $  360,014   $ 661,047   $  711,865
Changes From Operations:
.. Net investment income (loss)                                               (38,005)      (18,572)      1,197       (2,846)
.. Net realized gain (loss) on investments                                     37,753        (4,837)     10,499       18,497
.. Net change in unrealized appreciation or depreciation on investments       283,156       110,596      79,745      143,441
                                                                          ----------    ----------   ---------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              282,904        87,187      91,441      159,092
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                     1,256,782     1,366,945         694      700,346
..   Contract withdrawals and transfers to annuity reserves                  (133,620)      (40,910)    (16,413)    (152,346)
..   Contract transfers                                                       548,547       295,795      49,304      297,094
                                                                          ----------    ----------   ---------   ----------
                                                                           1,671,709     1,621,830      33,585      845,094
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                      --            --          --           --
..   Annuity Payments                                                              --            --          --           --
..   Receipt of mortality guarantee adjustment                                     --            --          --           --
                                                                          ----------    ----------   ---------   ----------
                                                                                  --            --          --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                              1,671,709     1,621,830      33,585      845,094
                                                                          ----------    ----------   ---------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    1,954,613     1,709,017     125,026    1,004,186
                                                                          ----------    ----------   ---------   ----------
NET ASSETS AT DECEMBER 31, 2004                                            3,384,264     2,069,031     786,073    1,716,051
Changes From Operations:
.. Net investment income (loss)                                               (61,174)      (25,131)      2,541      (15,564)
.. Net realized gain (loss) on investments                                     45,164        50,282      38,561       21,562
.. Net change in unrealized appreciation or depreciation on investments       250,465       249,230     (10,282)     139,565
                                                                          ----------    ----------   ---------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              234,455       274,381      30,820      145,563
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                     1,051,814        84,068      15,788    2,207,226
..   Contract withdrawals and transfers to annuity reserves                  (211,809)      (82,101)   (143,888)    (154,388)
..   Contract transfers                                                       399,371      (111,808)    (14,496)     645,273
                                                                          ----------    ----------   ---------   ----------
                                                                           1,239,376      (109,841)   (142,596)   2,698,111
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                      --            --          --           --
..   Annuity Payments                                                              --            --          --           --
..   Receipt (reimbursement) of mortality guarantee adjustment                     --            --          --           --
                                                                          ----------    ----------   ---------   ----------
                                                                                  --            --          --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                              1,239,376      (109,841)   (142,596)   2,698,111
                                                                          ----------    ----------   ---------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    1,473,831       164,540    (111,776)   2,843,674
                                                                          ----------    ----------   ---------   ----------
NET ASSETS AT DECEMBER 31, 2005                                           $4,858,095    $2,233,571   $ 674,297   $4,559,725
                                                                          ==========    ==========   =========   ==========


Fidelity VIP                  Fidelity VIP                 Fidelity VIP   Fidelity VIP                 Fidelity VIP
Contrafund      Fidelity VIP  Equity-Income   Fidelity VIP Growth Service Mid Cap         Fidelity VIP Overseas
Service Class 2 Equity-Income Service Class 2 Growth       Class 2        Service Class 2 Overseas     Service Class 2
Subaccount      Subaccount    Subaccount      Subaccount   Subaccount     Subaccount      Subaccount   Subaccount
-----------------------------------------------------------------------------------------------------------------------
  $ 1,220,096    $2,071,919     $  929,833     $1,157,694    $  682,612     $       --      $249,955     $  392,522
      (38,154)        3,516         (8,378)        (9,633)      (15,397)            --          (989)       (10,620)
       26,352        33,481         19,480        (47,986)        3,074             --        18,910          8,844
      460,014       162,414        161,701         63,335        45,995             --        15,043        187,347
  -----------    ----------     ----------     ----------    ----------     ----------      --------     ----------
      448,212       199,411        172,803          5,716        33,672             --        32,964        185,571
    1,514,283         7,402      1,143,843            120       554,876             --         6,979      1,316,290
     (150,486)      (75,407)       (61,842)      (120,335)       (5,364)            --        (7,808)       (51,557)
    2,451,513        (7,649)       312,517       (267,519)      306,250             --        29,661        284,798
  -----------    ----------     ----------     ----------    ----------     ----------      --------     ----------
    3,815,310       (75,654)     1,394,518       (387,734)      855,762             --        28,832      1,549,531
           --            --             --             --            --             --            --             --
           --       (14,439)            --             --            --             --            --             --
           --            16             --             --            --             --            --             --
  -----------    ----------     ----------     ----------    ----------     ----------      --------     ----------
           --       (14,423)            --             --            --             --            --             --

    3,815,310       (90,077)     1,394,518       (387,734)      855,762             --        28,832      1,549,531
  -----------    ----------     ----------     ----------    ----------     ----------      --------     ----------
    4,263,522       109,334      1,567,321       (382,018)      889,434             --        61,796      1,735,102
  -----------    ----------     ----------     ----------    ----------     ----------      --------     ----------
    5,483,618     2,181,253      2,497,154        775,676     1,572,046             --       311,751      2,127,624
     (117,920)        7,010        (11,928)        (6,663)      (25,878)        (6,157)       (2,491)       (36,186)
      442,603       120,438        110,562         (5,171)       17,635            752        13,876         51,855
      937,227       (52,864)        63,715         42,177       118,277         91,733        47,049        605,625
  -----------    ----------     ----------     ----------    ----------     ----------      --------     ----------
    1,261,910        74,584        162,349         30,343       110,034         86,328        58,434        621,294
    5,055,920            61        792,366          1,000       695,886      1,605,592           361      1,467,231
     (577,278)     (321,751)      (130,086)       (64,370)     (140,157)       (20,316)      (12,763)       (94,015)
     (725,347)      (37,628)       354,930         (1,931)       68,250        178,388        31,229        174,011
  -----------    ----------     ----------     ----------    ----------     ----------      --------     ----------
    3,753,295      (359,318)     1,017,210        (65,301)      623,979      1,763,664        18,827      1,547,227
           --            --             --             --            --             --            --             --
           --       (14,930)            --             --            --             --            --             --
           --            20             --             --            --             --            --             --
  -----------    ----------     ----------     ----------    ----------     ----------      --------     ----------
           --       (14,910)            --             --            --             --            --             --

    3,753,295      (374,228)     1,017,210        (65,301)      623,979      1,763,664        18,827      1,547,227
  -----------    ----------     ----------     ----------    ----------     ----------      --------     ----------
    5,015,205      (299,644)     1,179,559        (34,958)      734,013      1,849,992        77,261      2,168,521
  -----------    ----------     ----------     ----------    ----------     ----------      --------     ----------
  $10,498,823    $1,881,609     $3,676,713     $  740,718    $2,306,059     $1,849,992      $389,012     $4,296,145
  ===========    ==========     ==========     ==========    ==========     ==========      ========     ==========

FTVIPT Franklin
Small-Mid Cap
Growth Securities
Class 2
Subaccount
-----------------
   $2,000,955
      (34,122)
       59,588
      235,002
   ----------
      260,468
      652,339
     (156,679)
      178,935
   ----------
      674,595
           --
       (3,594)
            4
   ----------
       (3,590)

      671,005
   ----------
      931,473
   ----------
    2,932,428
      (49,562)
       69,272
      125,185
   ----------
      144,895
      957,814
     (232,494)
      161,832
   ----------
      887,152
        7,158
       (4,177)
           (4)
   ----------
        2,977

      890,129
   ----------
    1,035,024
   ----------
   $3,967,452
   ==========

Lincoln New York Account N for Variable Annuities

Years Ended December 31, 2004 and 2005

                                                                         FTVIPT
                                                                         Templeton     FTVIPT
                                                                         Global Income Templeton         Janus Aspen
                                                                         Securities    Growth Securities Series Balanced
                                                                         Class 2       Class 2           Service Shares
                                                                         Subaccount    Subaccount        Subaccount
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                              $     --       $1,480,099       $  546,204
Changes From Operations:
.. Net investment income (loss)                                                   --           (7,056)           6,878
.. Net realized gain (loss) on investments                                        --           20,975           23,123
.. Net change in unrealized appreciation or depreciation on investments           --          323,523           25,845
                                                                           --------       ----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                      --          337,442           55,846
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                           --          543,894          132,621
..   Contract withdrawals and transfers to annuity reserves                       --          (84,363)         (78,533)
..   Contract transfers                                                           --          768,303          323,120
                                                                           --------       ----------       ----------
                                                                                 --        1,227,834          377,208
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                     --               --               --
..   Annuity Payments                                                             --               --               --
..   Receipt of mortality guarantee adjustment                                    --               --               --
                                                                           --------       ----------       ----------
                                                                                 --               --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                    --        1,227,834          377,208
                                                                           --------       ----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          --        1,565,276          433,054
                                                                           --------       ----------       ----------
NET ASSETS AT DECEMBER 31, 2004                                                  --        3,045,375          979,258
Changes From Operations:
.. Net investment income (loss)                                               (2,567)         (17,146)           5,621
.. Net realized gain (loss) on investments                                        (2)         101,177           24,795
.. Net change in unrealized appreciation or depreciation on investments        5,603          253,797           47,998
                                                                           --------       ----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                   3,034          337,828           78,414
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                      569,252        1,229,760          205,350
..   Contract withdrawals and transfers to annuity reserves                     (567)        (186,224)         (64,454)
..   Contract transfers                                                       41,678          864,932          (84,990)
                                                                           --------       ----------       ----------
                                                                            610,363        1,908,468           55,906
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                     --            7,601               --
..   Annuity Payments                                                             --             (561)              --
..   Receipt (reimbursement) of mortality guarantee adjustment                    --              (10)              --
                                                                           --------       ----------       ----------
                                                                                 --            7,030               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                               610,363        1,915,498           55,906
                                                                           --------       ----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     613,397        2,253,326          134,320
                                                                           --------       ----------       ----------
NET ASSETS AT DECEMBER 31, 2005                                            $613,397       $5,298,701       $1,113,578
                                                                           ========       ==========       ==========

                                                                         Janus Aspen
                                                                         Series Mid
                                                                         Cap Growth
                                                                         Service Shares
                                                                         Subaccount
---------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                              $  133,321
Changes From Operations:
.. Net investment income (loss)                                                (14,050)
.. Net realized gain (loss) on investments                                       3,879
.. Net change in unrealized appreciation or depreciation on investments        216,632
                                                                           ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                   206,461
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                        263,511
..   Contract withdrawals and transfers to annuity reserves                    (57,337)
..   Contract transfers                                                      1,144,947
                                                                           ----------
                                                                            1,351,121
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                       --
..   Annuity Payments                                                               --
..   Receipt of mortality guarantee adjustment                                      --
                                                                           ----------
                                                                                   --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                               1,351,121
                                                                           ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     1,557,582
                                                                           ----------
NET ASSETS AT DECEMBER 31, 2004                                             1,690,903
Changes From Operations:
.. Net investment income (loss)                                                (28,689)
.. Net realized gain (loss) on investments                                     234,089
.. Net change in unrealized appreciation or depreciation on investments          4,259
                                                                           ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                   209,659
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                        257,608
..   Contract withdrawals and transfers to annuity reserves                   (212,665)
..   Contract transfers                                                       (764,553)
                                                                           ----------
                                                                             (719,610)
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                       --
..   Annuity Payments                                                               --
..   Receipt (reimbursement) of mortality guarantee adjustment                      --
                                                                           ----------
                                                                                   --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                (719,610)
                                                                           ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (509,951)
                                                                           ----------
NET ASSETS AT DECEMBER 31, 2005                                            $1,180,952
                                                                           ==========

See accompanying notes.


Janus Aspen                   Lincoln VIPT  Lincoln VIPT                                          Lincoln VIPT  Lincoln VIPT
Series Worldwide Lincoln VIPT Aggressive    Aggressive                 Lincoln VIPT  Lincoln VIPT Capital       Conservative
Growth           Aggressive   Growth        Profile       Lincoln VIPT Bond          Capital      Appreciation  Profile
Service Shares   Growth       Service Class Service Class Bond         Service Class Appreciation Service Class Service Class
Subaccount       Subaccount   Subaccount    Subaccount    Subaccount   Subaccount    Subaccount   Subaccount    Subaccount
-----------------------------------------------------------------------------------------------------------------------------
    $ 11,456       $ 31,171     $ 13,704      $     --    $19,488,640   $ 1,797,676   $ 132,552     $126,324      $     --
        (308)          (643)        (473)           --        581,635       300,481      (3,382)      (2,064)           --
      (3,133)             6          290            --        692,959       161,894       5,113        3,062            --
         270          4,332       10,381            --       (470,835)     (157,289)     20,167        2,235            --
    --------       --------     --------      --------    -----------   -----------   ---------     --------      --------

      (3,171)         3,695       10,198            --        803,759       305,086      21,898        3,233            --
       5,154          8,120       73,285            --      3,540,040     8,947,892     100,627      107,151            --
     (19,378)       (10,392)        (968)           --     (1,141,942)     (162,803)       (178)      (3,287)           --
      30,316          9,066          984            --        629,471     2,391,628     138,360      (44,351)           --
    --------       --------     --------      --------    -----------   -----------   ---------     --------      --------
      16,092          6,794       73,301            --      3,027,569    11,176,717     238,809       59,513            --
          --             --           --            --         13,298            --          --           --            --
          --             --           --            --        (19,733)           --          --           --            --
          --             --           --            --             59            --          --           --            --
    --------       --------     --------      --------    -----------   -----------   ---------     --------      --------
          --             --           --            --         (6,376)           --          --           --            --

      16,092          6,794       73,301            --      3,021,193    11,176,717     238,809       59,513            --
    --------       --------     --------      --------    -----------   -----------   ---------     --------      --------
      12,921         10,489       83,499            --      3,824,952    11,481,803     260,707       62,746            --
    --------       --------     --------      --------    -----------   -----------   ---------     --------      --------
      24,377         41,660       97,203            --     23,313,592    13,279,479     393,259      189,070            --
         (76)        (1,011)      (1,589)       (1,412)       631,051       470,193      (4,433)      (4,251)       (3,622)
          29            145        1,138         7,059        248,731       145,002      21,901        7,547           500
       1,244          6,634        9,748        10,563       (624,989)     (481,623)    (11,612)       9,033        13,671
    --------       --------     --------      --------    -----------   -----------   ---------     --------      --------

       1,197          5,768        9,297        16,210        254,793       133,572       5,856       12,329        10,549
          --         23,906       13,254       255,206      2,628,036     6,203,965      42,443      149,189       533,855
         (23)           (76)      (6,276)       (7,788)    (2,410,218)     (654,776)     (5,960)      (4,888)       (2,471)
       7,590           (311)       5,589        24,697       (460,842)    1,074,119    (223,139)     (46,118)      300,341
    --------       --------     --------      --------    -----------   -----------   ---------     --------      --------
       7,567         23,519       12,567       272,115       (243,024)    6,623,308    (186,656)      98,183       831,725
          --             --           --            --             --        22,505          --           --            --
          --             --           --            --        (19,557)       (1,315)         --           --            --
          --             --           --            --             66          (245)         --           --            --
    --------       --------     --------      --------    -----------   -----------   ---------     --------      --------
          --             --           --            --        (19,491)       20,945          --           --            --

       7,567         23,519       12,567       272,115       (262,515)    6,644,253    (186,656)      98,183       831,725
    --------       --------     --------      --------    -----------   -----------   ---------     --------      --------
       8,764         29,287       21,864       288,325         (7,722)    6,777,825    (180,800)     110,512       842,274
    --------       --------     --------      --------    -----------   -----------   ---------     --------      --------
    $ 33,141       $ 70,947     $119,067      $288,325    $23,305,870   $20,057,304   $ 212,459     $299,582      $842,274
    ========       ========     ========      ========    ===========   ===========   =========     ========      ========

Lincoln New York Account N for Variable Annuities

Years Ended December 31, 2004 and 2005


                                                                                           Lincoln VIPT  Lincoln VIPT
                                                                         Lincoln VIPT Core Equity-Income Global Asset
                                                                         Service Class     Service Class Allocation
                                                                         Subaccount        Subaccount    Subaccount
----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                                 $    --        $     --      $ 19,226
Changes From Operations:
.. Net investment income (loss)                                                     --              --           259
.. Net realized gain (loss) on investments                                          --              --            44
.. Net change in unrealized appreciation or depreciation on investments             --              --        12,599
                                                                              -------        --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                        --              --        12,902
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                             --              --       148,776
..   Contract withdrawals and transfers to annuity reserves                         --              --           (43)
..   Contract transfers                                                             --              --        22,277
                                                                              -------        --------      --------
                                                                                   --              --       171,010
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                       --              --            --
..   Annuity Payments                                                               --              --            --
..   Receipt of mortality guarantee adjustment                                      --              --            --
                                                                              -------        --------      --------
                                                                                   --              --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                      --              --       171,010
                                                                              -------        --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            --              --       183,912
                                                                              -------        --------      --------
NET ASSETS AT DECEMBER 31, 2004                                                    --              --       203,138
Changes From Operations:
.. Net investment income (loss)                                                    (61)            273           583
.. Net realized gain (loss) on investments                                           6              (4)        9,008
.. Net change in unrealized appreciation or depreciation on investments           (271)          1,306         6,619
                                                                              -------        --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                      (326)          1,575        16,210
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                         29,800         144,784        37,370
..   Contract withdrawals and transfers to annuity reserves                        (13)           (538)       (3,554)
..   Contract transfers                                                         11,708          10,920       208,833
                                                                              -------        --------      --------
                                                                               41,495         155,166       242,649
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                       --              --            --
..   Annuity Payments                                                               --              --            --
..   Receipt (reimbursement) of mortality guarantee adjustment                      --              --            --
                                                                              -------        --------      --------
                                                                                   --              --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                  41,495         155,166       242,649
                                                                              -------        --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        41,169         156,741       258,859
                                                                              -------        --------      --------
NET ASSETS AT DECEMBER 31, 2005                                               $41,169        $156,741      $461,997
                                                                              =======        ========      ========

                                                                         Lincoln VIPT
                                                                         Global Asset
                                                                         Allocation
                                                                         Service Class
                                                                         Subaccount
--------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                              $ 19,978
Changes From Operations:
.. Net investment income (loss)                                                   25
.. Net realized gain (loss) on investments                                       135
.. Net change in unrealized appreciation or depreciation on investments        3,390
                                                                           --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                   3,550
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                       11,080
..   Contract withdrawals and transfers to annuity reserves                   (1,044)
..   Contract transfers                                                           --
                                                                           --------
                                                                             10,036
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                     --
..   Annuity Payments                                                             --
..   Receipt of mortality guarantee adjustment                                    --
                                                                           --------
                                                                                 --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                10,036
                                                                           --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      13,586
                                                                           --------
NET ASSETS AT DECEMBER 31, 2004                                              33,564
Changes From Operations:
.. Net investment income (loss)                                                 (370)
.. Net realized gain (loss) on investments                                     5,155
.. Net change in unrealized appreciation or depreciation on investments        7,961
                                                                           --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                  12,746
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                      212,282
..   Contract withdrawals and transfers to annuity reserves                   (2,325)
..   Contract transfers                                                       60,511
                                                                           --------
                                                                            270,468
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                     --
..   Annuity Payments                                                             --
..   Receipt (reimbursement) of mortality guarantee adjustment                    --
                                                                           --------
                                                                                 --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                               270,468
                                                                           --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     283,214
                                                                           --------
NET ASSETS AT DECEMBER 31, 2005                                            $316,778
                                                                           ========

Lincoln VIPT  Lincoln VIPT                              Lincoln VIPT  Lincoln VIPT
Growth and    Growth                      Lincoln VIPT  Moderate      Moderately                      Lincoln VIPT
Income        Opportunities Lincoln VIPT  International Profile       Aggressive Profile Lincoln VIPT Money Market
Service Class Service Class International Service Class Service Class Service Class      Money Market Service Class
Subaccount    Subaccount    Subaccount    Subaccount    Subaccount    Subaccount         Subaccount   Subaccount
--------------------------------------------------------------------------------------------------------------------
  $     --       $    --     $  331,310    $  372,995    $       --       $       --     $ 6,145,606   $ 1,129,178
        --            --           (866)       (2,228)           --               --         (34,614)      (11,378)
        --            --          4,269        10,545            --               --              --            --
        --            --        167,540       419,588            --               --              --            --
  --------       -------     ----------    ----------    ----------       ----------     -----------   -----------

        --            --        170,943       427,905            --               --         (34,614)      (11,378)
        --            --        428,219     2,228,061            --               --       1,048,986     2,575,820
        --            --        (25,805)      (53,313)           --               --        (875,711)      (49,972)
        --            --        485,422       423,985            --               --        (626,562)   (1,044,791)
  --------       -------     ----------    ----------    ----------       ----------     -----------   -----------
        --            --        887,836     2,598,733            --               --        (453,287)    1,481,057
        --            --             --            --            --               --              --            --
        --            --             --            --            --               --          (7,285)           --
        --            --             --            --            --               --               8            --
  --------       -------     ----------    ----------    ----------       ----------     -----------   -----------
        --            --             --            --            --               --          (7,277)           --

        --            --        887,836     2,598,733            --               --        (460,564)    1,481,057
  --------       -------     ----------    ----------    ----------       ----------     -----------   -----------
        --            --      1,058,779     3,026,638            --               --        (495,178)    1,469,679
  --------       -------     ----------    ----------    ----------       ----------     -----------   -----------
        --            --      1,390,089     3,399,633            --               --       5,650,428     2,598,857
       987          (124)        21,147        30,472       (29,931)          (8,503)         55,682        28,093
         2             7         42,095        58,841         1,023             (694)             --            --
     2,083         2,215        186,693       489,076       143,167           63,060              --            --
  --------       -------     ----------    ----------    ----------       ----------     -----------   -----------

     3,072         2,098        249,935       578,389       114,259           53,863          55,682        28,093
   285,199        47,678      1,121,367     2,028,481     4,703,269        1,748,002         982,250     2,676,447
      (700)       (1,145)      (192,413)     (202,888)      (36,776)          (3,155)     (2,507,877)     (127,715)
        --        10,000        414,500       858,634     3,745,508          549,966       3,157,095      (239,763)
  --------       -------     ----------    ----------    ----------       ----------     -----------   -----------
   284,499        56,533      1,343,454     2,684,227     8,412,001        2,294,813       1,631,468     2,308,969
        --            --             --        12,175            --               --              --            --
        --            --             --          (719)           --               --          (7,026)           --
        --            --             --          (141)           --               --               9            --
  --------       -------     ----------    ----------    ----------       ----------     -----------   -----------
        --            --             --        11,315            --               --          (7,017)           --

   284,499        56,533      1,343,454     2,695,542     8,412,001        2,294,813       1,624,451     2,308,969
  --------       -------     ----------    ----------    ----------       ----------     -----------   -----------
   287,571        58,631      1,593,389     3,273,931     8,526,260        2,348,676       1,680,133     2,337,062
  --------       -------     ----------    ----------    ----------       ----------     -----------   -----------
  $287,571       $58,631     $2,983,478    $6,673,564    $8,526,260       $2,348,676     $ 7,330,561   $ 4,935,919
  ========       =======     ==========    ==========    ==========       ==========     ===========   ===========


Lincoln VIPT
Social Awareness
Subaccount
----------------
   $  394,125
       (2,685)
        4,319
       81,947
   ----------

       83,581
      215,611
      (37,400)
      349,472
   ----------
      527,683
           --
           --
           --
   ----------
           --

      527,683
   ----------
      611,264
   ----------
    1,005,389
       (7,759)
       14,214
      123,168
   ----------

      129,623
      178,703
     (41,06 2)
      110,506
   ----------
      248,147
           --
           --
           --
   ----------
           --

      248,147
   ----------
      377,770
   ----------
   $1,383,159
   ==========

Lincoln New York Account N for Variable Annuities

Years Ended December 31, 2004 and 2005


                                                                         Lincoln VIPT     MFS VIT Capital MFS VIT
                                                                         Social Awareness Opportunities   Emerging
                                                                         Service Class    Service Class   Growth
                                                                         Subaccount       Subaccount      Subaccount
---------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                               $  219,300       $ 95,312     $ 572,038
Changes From Operations:
.. Net investment income (loss)                                                  (3,112)        (1,840)       (6,625)
.. Net realized gain (loss) on investments                                        5,082            583          (233)
.. Net change in unrealized appreciation or depreciation on investments         161,427         17,734        54,024
                                                                            ----------       --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                    163,397         16,477        47,166
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                       1,359,735         23,118         1,429
..   Contract withdrawals and transfers to annuity reserves                     (32,649)        (2,258)      (19,911)
..   Contract transfers                                                         289,645         54,317      (152,684)
                                                                            ----------       --------     ---------
                                                                             1,616,731         75,177      (171,166)
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                        --             --            --
..   Annuity Payments                                                                --             --            --
..   Receipt of mortality guarantee adjustment                                       --             --            --
                                                                            ----------       --------     ---------
                                                                                    --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                1,616,731         75,177      (171,166)
                                                                            ----------       --------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      1,780,128         91,654      (124,000)
                                                                            ----------       --------     ---------
NET ASSETS AT DECEMBER 31, 2004                                              1,999,428        186,966       448,038
Changes From Operations:
.. Net investment income (loss)                                                 (22,955)        (1,868)       (5,866)
.. Net realized gain (loss) on investments                                       44,945          6,697         4,932
.. Net change in unrealized appreciation or depreciation on investments         264,080         (4,889)       31,375
                                                                            ----------       --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                    286,070            (60)       30,441
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                         817,920          3,094           573
..   Contract withdrawals and transfers to annuity reserves                     (92,964)        (8,877)      (33,051)
..   Contract transfers                                                          49,278         (4,434)      (10,112)
                                                                            ----------       --------     ---------
                                                                               774,234        (10,217)      (42,590)
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                        --             --            --
..   Annuity Payments                                                                --             --            --
..   Receipt (reimbursement) of mortality guarantee adjustment                       --             --            --
                                                                            ----------       --------     ---------
                                                                                    --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                  774,234        (10,217)      (42,590)
                                                                            ----------       --------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      1,060,304        (10,277)      (12,149)
                                                                            ----------       --------     ---------
NET ASSETS AT DECEMBER 31, 2005                                             $3,059,732       $176,689     $ 435,889
                                                                            ==========       ========     =========

                                                                         MFS VIT
                                                                         Emerging
                                                                         Growth
                                                                         Service Class
                                                                         Subaccount
--------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                              $192,733
Changes From Operations:
.. Net investment income (loss)                                               (4,591)
.. Net realized gain (loss) on investments                                     7,210
.. Net change in unrealized appreciation or depreciation on investments       32,206
                                                                           --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                  34,825
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                      164,577
..   Contract withdrawals and transfers to annuity reserves                  (51,367)
..   Contract transfers                                                       14,455
                                                                           --------
                                                                            127,665
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                     --
..   Annuity Payments                                                             --
..   Receipt of mortality guarantee adjustment                                    --
                                                                           --------
                                                                                 --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                               127,665
                                                                           --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     162,490
                                                                           --------
NET ASSETS AT DECEMBER 31, 2004                                             355,223
Changes From Operations:
.. Net investment income (loss)                                               (6,806)
.. Net realized gain (loss) on investments                                     8,642
.. Net change in unrealized appreciation or depreciation on investments       31,473
                                                                           --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                  33,309
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                      131,201
..   Contract withdrawals and transfers to annuity reserves                  (34,126)
..   Contract transfers                                                      113,369
                                                                           --------
                                                                            210,444
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                     --
..   Annuity Payments                                                             --
..   Receipt (reimbursement) of mortality guarantee adjustment                    --
                                                                           --------
                                                                                 --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                               210,444
                                                                           --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     243,753
                                                                           --------
NET ASSETS AT DECEMBER 31, 2005                                            $598,976
                                                                           ========

                                                                             Putnam VT  Putnam VT
             MFS VIT                   MFS VIT       NB AMT                  Growth &   Health     Scudder VIT
MFS VIT      Total Return  MFS VIT     Utilities     Mid-Cap     NB AMT      Income     Sciences   EAFE
Total Return Service Class Utilities   Service Class Growth      Regency     Class IB   Class IB   Equity Index
Subaccount   Subaccount    Subaccount  Subaccount    Subaccount  Subaccount  Subaccount Subaccount Subaccount
---------------------------------------------------------------------------------------------------------------
 $3,903,230   $3,709,316   $1,370,536   $  574,146   $1,264,539  $  317,476   $ 98,397   $135,976   $  90,313
     12,202       (7,223)       1,447       (3,656)     (30,894)    (20,711)        33     (2,407)        986
     63,932       42,851        5,280       25,378       16,119      17,320      2,687      1,996       1,937
    265,097      430,503      345,681      211,488      357,854     367,099      5,694     10,087      35,251
 ----------   ----------   ----------   ----------   ----------  ----------   --------   --------   ---------

    341,231      466,131      352,408      233,210      343,079     363,708      8,414      9,676      38,174
     31,761    1,383,136        3,828      330,948      870,090   1,821,569      2,787     37,924      83,664
   (355,571)    (237,267)     (59,784)     (31,445)    (117,801)    (80,503)   (22,902)    (2,408)     (2,698)
   (154,305)     876,568     (141,268)     123,902      616,317     761,981     18,622     11,813     117,278
 ----------   ----------   ----------   ----------   ----------  ----------   --------   --------   ---------
   (478,115)   2,022,437     (197,224)     423,405    1,368,606   2,503,047     (1,493)    47,329     198,244
         --           --           --           --           --          --         --         --          --
     (4,024)          --       (5,145)          --           --          --         --         --          --
          4           --            6           --           --          --         --         --          --
 ----------   ----------   ----------   ----------   ----------  ----------   --------   --------   ---------
     (4,020)          --       (5,139)          --           --          --         --         --          --

   (482,135)   2,022,437     (202,363)     423,405    1,368,606   2,503,047     (1,493)    47,329     198,244
 ----------   ----------   ----------   ----------   ----------  ----------   --------   --------   ---------
   (140,904)   2,488,568      150,045      656,615    1,711,685   2,866,755      6,921     57,005     236,418
 ----------   ----------   ----------   ----------   ----------  ----------   --------   --------   ---------
  3,762,326    6,197,884    1,520,581    1,230,761    2,976,224   3,184,231    105,318    192,981     326,731
     25,570       11,296      (12,323)     (31,823)     (56,343)    (78,311)       (86)    (3,541)      3,725
    233,601      343,916       69,699       48,481       81,101     450,415      3,046      2,518      42,515
   (215,998)    (269,463)     167,198      356,726      442,539     250,028        714     28,473     (50,701)
 ----------   ----------   ----------   ----------   ----------  ----------   --------   --------   ---------

     43,173       85,749      224,574      373,384      467,297     622,132      3,674     27,450      (4,461)
     10,600    2,386,930        2,453    2,511,510    1,139,165   2,933,481        256        889       2,795
   (604,726)    (578,222)    (241,875)    (126,857)    (219,381)   (215,209)   (12,043)    (6,703)     (6,162)
    (17,383)     898,221       33,141      545,908      184,190     759,070      3,920     65,796    (318,903)
 ----------   ----------   ----------   ----------   ----------  ----------   --------   --------   ---------
   (611,509)   2,706,929     (206,281)   2,930,561    1,103,974   3,477,342     (7,867)    59,982    (322,270)
     12,292           --           --           --           --          --         --         --          --
     (5,040)          --       (6,306)          --           --          --         --         --          --
        (10)          --            9           --           --          --         --         --          --
 ----------   ----------   ----------   ----------   ----------  ----------   --------   --------   ---------
      7,242           --       (6,297)          --           --          --         --         --          --

   (604,267)   2,706,929     (212,578)   2,930,561    1,103,974   3,477,342     (7,867)    59,982    (322,270)
 ----------   ----------   ----------   ----------   ----------  ----------   --------   --------   ---------
   (561,094)   2,792,678       11,996    3,303,945    1,571,271   4,099,474     (4,193)    87,432    (326,731)
 ----------   ----------   ----------   ----------   ----------  ----------   --------   --------   ---------
 $3,201,232   $8,990,562   $1,532,577   $4,534,706   $4,547,495  $7,283,705   $101,125   $280,413   $      --
 ==========   ==========   ==========   ==========   ==========  ==========   ========   ========   =========

Lincoln New York Account N for Variable Annuities

Years Ended December 31, 2004 and 2005

                                                                         Scudder VIT                Scudder VIT
                                                                         EAFE Equity   Scudder VIT  Equity 500    Scudder VIT
                                                                         Index         Equity 500   Index         Small Cap
                                                                         Service Class Index        Service Class Index
                                                                         Subaccount    Subaccount   Subaccount    Subaccount
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                             $    89,667  $ 4,430,124   $  387,732   $  546,015
Changes From Operations:
.. Net investment income (loss)                                                    286      (25,120)     (15,654)      (9,150)
.. Net realized gain (loss) on investments                                         936       85,242        4,485       11,697
.. Net change in unrealized appreciation or depreciation on investments        115,151      469,534      211,905      137,034
                                                                          -----------  -----------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                   116,373      529,656      200,736      139,581
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                        461,086      446,647    1,357,962      153,860
..   Contract withdrawals and transfers to annuity reserves                    (10,720)    (321,009)     (37,376)     (64,599)
..   Contract transfers                                                        364,778    1,757,396      961,409      377,995
                                                                          -----------  -----------   ----------   ----------
                                                                              815,144    1,883,034    2,281,995      467,256
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                       --           --           --           --
..   Annuity Payments                                                               --     (104,587)          --           --
..   Receipt of mortality guarantee adjustment                                      --           58           --           --
                                                                          -----------  -----------   ----------   ----------
                                                                                   --     (104,529)          --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 UNIT TRANSACTIONS                                                            815,144    1,778,505    2,281,995      467,256
                                                                          -----------  -----------   ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       931,517    2,308,161    2,482,731      606,837
                                                                          -----------  -----------   ----------   ----------
NET ASSETS AT DECEMBER 31, 2004                                             1,021,184    6,738,285    2,870,463    1,152,852
Changes From Operations:
.. Net investment income (loss)                                                 12,107        5,073      (13,622)     (11,333)
.. Net realized gain (loss) on investments                                      94,806      354,387       70,428       57,902
.. Net change in unrealized appreciation or depreciation on investments       (119,526)    (112,813)      83,225       (3,267)
                                                                          -----------  -----------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                   (12,613)     246,647      140,031       43,302
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                        117,066    1,102,847    1,292,135      323,515
..   Contract withdrawals and transfers to annuity reserves                    (23,910)  (1,019,575)    (146,273)     (93,277)
..   Contract transfers                                                     (1,101,727)    (821,026)      (1,326)      89,050
                                                                          -----------  -----------   ----------   ----------
                                                                           (1,008,571)    (737,754)   1,144,536      319,288
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                       --           --       12,175           --
..   Annuity Payments                                                               --     (107,413)        (717)          --
..   Receipt (reimbursement) of mortality guarantee adjustment                      --          143         (140)          --
                                                                          -----------  -----------   ----------   ----------
                                                                                   --     (107,270)      11,318           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 UNIT TRANSACTIONS                                                         (1,008,571)    (845,024)   1,155,854      319,288
                                                                          -----------  -----------   ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (1,021,184)    (598,377)   1,295,885      362,590
                                                                          -----------  -----------   ----------   ----------
NET ASSETS AT DECEMBER 31, 2005                                           $        --  $ 6,139,908   $4,166,348   $1,515,442
                                                                          ===========  ===========   ==========   ==========

                                                                         Scudder VIT
                                                                         Small Cap
                                                                         Index
                                                                         Service Class
                                                                         Subaccount
--------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                             $   31,778
Changes From Operations:
.. Net investment income (loss)                                                (4,200)
.. Net realized gain (loss) on investments                                        925
.. Net change in unrealized appreciation or depreciation on investments        80,069
                                                                          ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                   76,794
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                       449,685
..   Contract withdrawals and transfers to annuity reserves                   (10,798)
..   Contract transfers                                                       102,299
                                                                          ----------
                                                                             541,186
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                      --
..   Annuity Payments                                                              --
..   Receipt of mortality guarantee adjustment                                     --
                                                                          ----------
                                                                                  --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 UNIT TRANSACTIONS                                                           541,186
                                                                          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      617,980
                                                                          ----------
NET ASSETS AT DECEMBER 31, 2004                                              649,758
Changes From Operations:
.. Net investment income (loss)                                               (12,290)
.. Net realized gain (loss) on investments                                     37,902
.. Net change in unrealized appreciation or depreciation on investments        25,389
                                                                          ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                   51,001
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                       674,970
..   Contract withdrawals and transfers to annuity reserves                   (28,437)
..   Contract transfers                                                       146,614
                                                                          ----------
                                                                             793,147
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                      --
..   Annuity Payments                                                              --
..   Receipt (reimbursement) of mortality guarantee adjustment                     --
                                                                          ----------
                                                                                  --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 UNIT TRANSACTIONS                                                           793,147
                                                                          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      844,148
                                                                          ----------
NET ASSETS AT DECEMBER 31, 2005                                           $1,493,906
                                                                          ==========

See accompanying notes.

Lincoln New York Account N for Variable Annuities

Notes to financial statements

December 31, 2005

1. Accounting Policies and Account Information
The Variable Account: Lincoln New York Separate Account N for Variable Annuities (Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account consists of ten products. The available contracts are as follows:

               Lincoln Choice Plus         Lincoln Choice Plus II
               Lincoln Choice Plus II        L-Share
               Lincoln Choice Plus Access  Lincoln Choice Plus
               Lincoln Choice Plus II        Assurance
                 Access                    Lincoln Choice Plus
               Lincoln Choice Plus II        Assurance Access
                 Bonus                     Lincoln Choice Plus
                                             Assurance Bonus
                                           Lincoln Choice Plus
                                             Assurance L-Share

The assets of the Variable Account are owned by the Company. The portion of the Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of eighty four available mutual funds (the Funds) of thirteen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (AIM V.I.):
  AIM V.I. Growth Fund
  AIM V.I. Growth Class II Fund
  AIM V.I. International Growth Fund
  AIM V.I. International Growth Class II Fund
  AIM V.I. Premier Equity Fund
  AIM V.I. Premier Equity Class II Fund

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
  ABVPSF Growth and Income Class B Fund
  ABVPSF Global Technology Class B Fund
  ABVPSF Large Cap Growth Class B Fund
  ABVPSF Small/Mid Cap Value Class B Fund

American Century Variable Portfolios, Inc. (American Century VP):
  American Century VP Inflation Protection (Class 2)

American Funds Insurance Series (American Funds):
  American Funds Global Growth Class 2 Fund
  American Funds Global Small Capitalization Class 2 Fund
  American Funds Growth Class 2 Fund
  American Funds Growth-Income Class 2 Fund
  American Funds International Class 2 Fund

Delaware VIP Trust (Delaware VIPT)*:
  Delaware VIPT Capital Reserves Service Class Series
  Delaware VIPT Diversified Income Service Class Series
  Delaware VIPT Emerging Markets Service Class Series
  Delaware VIPT High Yield Series
  Delaware VIPT High Yield Service Class Series
  Delaware VIPT REIT Series
  Delaware VIPT REIT Service Class Series
  Delaware VIPT Small Cap Value Series
  Delaware VIPT Small Cap Service Class Series
  Delaware VIPT Trend Series
  Delaware VIPT Trend Service Class Series
  Delaware VIPT U.S. Growth Service Class Series
  Delaware VIPT Value Series
  Delaware VIPT Value Service Class Series

Fidelity Variable Insurance Products Fund (Fidelity VIP):
  Fidelity VIP Contrafund Service Class 2 Portfolio
  Fidelity VIP Equity-Income Portfolio
  Fidelity VIP Equity-Income Service Class 2 Portfolio
  Fidelity VIP Growth Portfolio
  Fidelity VIP Growth Service Class 2 Portfolio
  Fidelity VIP Mid Cap Service Class 2 Portfolio
  Fidelity VIP Overseas Portfolio
  Fidelity VIP Overseas Service Class 2 Portfolio

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
  FTVIPT Franklin Small-Mid Cap Growth Securities Class 2 Fund
  FTVIPT Templeton Global Income Securities Class 2 Fund
  FTVIPT Templeton Growth Securities Class 2 Fund

Janus Aspen Series:
  Janus Aspen Series Balanced Service Shares Portfolio
  Janus Aspen Series Mid Cap Growth Service Shares Portfolio
  Janus Aspen Series Worldwide Growth Service Shares Portfolio

Lincoln Variable Insurance Products Trust (Lincoln VIPT)*:
  Lincoln VIPT Aggressive Growth Fund
  Lincoln VIPT Aggressive Growth Service Class Fund
  Lincoln VIPT Aggressive Profile Service Class Fund
  Lincoln VIPT Bond Fund
  Lincoln VIPT Bond Service Class Fund
  Lincoln VIPT Capital Appreciation Fund
  Lincoln VIPT Capital Appreciation Service Class Fund
  Lincoln VIPT Conservative Profile Service Class Fund

Lincoln New York Account N for Variable Annuities

  Lincoln VIPT Core Fund**
  Lincoln VIPT Core Service Class Fund
  Lincoln VIPT Equity Income Service Class Fund
  Lincoln VIPT Global Asset Allocation Fund
  Lincoln VIPT Global Asset Allocation Service Class Fund
  Lincoln VIPT Growth Fund**
  Lincoln VIPT Growth Service Class Fund**
  Lincoln VIPT Growth and Income Service Class Fund
  Lincoln VIPT Growth Opportunities Service Class Fund
  Lincoln VIPT International Fund
  Lincoln VIPT International Service Class Fund
  Lincoln VIPT Moderate Profile Service Class Fund
  Lincoln VIPT Moderately Aggressive Profile Service Class Fund
  Lincoln VIPT Money Market Fund
  Lincoln VIPT Money Market Service Class Fund
  Lincoln VIPT Social Awareness Fund
  Lincoln VIPT Social Awareness Service Class Fund

MFS Variable Insurance Trust (MFS VIT):
  MFS VIT Capital Opportunities Service Class Series
  MFS VIT Emerging Growth Series
  MFS VIT Emerging Growth Service Class Series
  MFS VIT Total Return Series
  MFS VIT Total Return Service Class Series
  MFS VIT Utilities Series
  MFS VIT Utilities Service Class Series

Neuberger Berman Advisers Management Trust (NB AMT):
  NB AMT Mid-Cap Growth Portfolio
  NB AMT Regency Portfolio

Putnam Variable Trust (Putnam VT):
  Putnam VT Growth & Income Class IB Fund
  Putnam VT Health Sciences Class IB Fund

Scudder Investments VIT Funds (Scudder VIT):
  Scudder VIT Equity 500 Index Fund
  Scudder VIT Equity 500 Index Service Class Fund
  Scudder VIT Small Cap Index Fund
  Scudder VIT Small Cap Index Service Class Fund

* Denotes an affiliate of Lincoln Life & Annuity Company of New York. ** Available fund with no money invested at December 31, 2005.

Investments in the Funds are stated at the closing net asset value per share on December 31, 2005, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 3%, 4%, 5% or 6%. Reserves on contracts involving life contingencies are calculated using a modification of the 1971 Individual Annuitant Mortality Table and an assumed investment rate of 3%, 4%, 5% or 6%.

New Investment Funds and Fund Name Changes: During 2004, the American Century VP Inflation Protection Class 2 Portfolio, the American Funds Global Growth Class 2 Fund, the Delaware VIPT Diversified Income Service Class Series and the Delaware VIPT Emerging Markets Service Class Series became available as investment options for Variable Account Contract owners. Accordingly, the 2004 statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2004.

Also during 2004, the Delaware VIPT Large Cap Value Series changed its name to the Delaware VIPT Value Series and the Delaware VIPT Large Cap Value Service Class Series changed its name to the Delaware VIPT Value Service Class Series.

During 2005, the Delaware VIPT Capital Reserves Service Class Series, the Fidelity VIP Mid Cap Service Class 2 Portfolio, the FTVIPT Templeton Global Income Securities Class 2 Fund, the Lincoln VIPT Aggressive Profile Service Class Fund, the Lincoln VIPT Conservative Profile Service Class Fund, the Lincoln VIPT Core Fund, the Lincoln VIPT Core Service Class Fund, the Lincoln VIPT Equity Income Service Class Fund, the Lincoln VIPT Growth Fund, the Lincoln VIPT Growth Service Class Fund, the Lincoln VIPT Growth and Income Service Class Fund, the Lincoln VIPT Growth Opportunities Service Class Fund, the Lincoln VIPT Moderate Profile Service Class Fund and the Lincoln VIPT Moderately Aggressive Profile Service Class Fund became available as investment options for Variable Account Contract

Lincoln New York Account N for Variable Annuities owners. Accordingly, for the subaccounts listed above with money invested in 2005, the 2005 statement of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2005.

Also during 2005, the ABVPSF Small Cap Value Class B Fund changed its name to the ABVPSF Small/Mid Cap Value Class B Fund, the ABVPSF Technology Class B Fund changed its name to the ABVPSF Global Technology Class B Fund, the ABVPSF Premier Growth Class B Fund changed its name to the ABVPSF Large Cap Growth Class B Fund and the FTVIPT Franklin Small Cap Class 2 Fund changed its name to the FTVIPT Franklin Small-Mid Cap Growth Securities Class 2 Fund.

Fund Closing: During 2005, the Scudder VIT EAFE Equity Index Fund and the Scudder VIT EAFE Equity Index Service Class Fund ceased to be available as investment options to Variable Account Contract owners.
2. Mortality and Expense Guarantees and Other Transactions with Affiliates Amounts are paid to the Company for mortality and expense guarantees at a percentage of each Fund's average daily net assets within the Variable Account. The rates are as follows for the ten contract types:

..  Lincoln Choice Plus at a daily rate of .0038356% to .0064384% (1.40% to
   2.35% on an annual basis)
..  Lincoln Choice Plus II at a daily rate of .0034247% to .0064384% (1.25% to
   2.35% on an annual basis)
..  Lincoln Choice Plus Access at a daily rate of .0038356% to .0071233% (1.40%
   to 2.60% on an annual basis)
..  Lincoln Choice Plus II Access at a daily rate of .0038356% to
   .0071233% (1.40% to 2.60% on an annual basis)
..  Lincoln Choice Plus II Bonus at a daily rate of .0038356% to
   .0069863% (1.40% to 2.55% on an annual basis)
..  Lincoln Choice Plus II L-Share at a daily rate of .0038356% to
   .0072603% (1.40% to 2.65% on an annual basis)
..  Lincoln Choice Plus Assurance at a daily rate of .0036986% to
   .0065753% (1.35% to 2.40% on an annual basis)
..  Lincoln Choice Plus Assurance Access at a daily rate of .0038356% to
   .0071233% (1.40% to 2.60% on an annual basis)
..  Lincoln Choice Plus Assurance Bonus at a daily rate of .0038356% to
   .0073973% (1.40% to 2.70% on an annual basis)
..  Lincoln Choice Plus Assurance L-Share at a daily rate of .0038356% to
   .0076712% (1.40% to 2.80% on an annual basis)

In addition, $319,324 was retained by the Company for contract charges and surrender charges during 2005.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

Lincoln New York Account N for Variable Annuities

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended
December 31, 2005 follows.

                             Minimum Maximum Minimum  Maximum                           Minimum   Maximum   Investment
                Commencement Fee     Fee     Unit     Unit     Units                    Total     Total     Income
Subaccount Year Date(1)      Rate(2) Rate(2) Value(3) Value(3) Outstanding   Net Assets Return(4) Return(4) Ratio(5)
----------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation
           2002               1.40%   1.65%   $ 4.45   $ 5.21    143,793     $  738,211  (25.60)%  (25.41)%    0.00%
           2001               1.40%   1.90%     5.98     6.99    141,133        973,751  (24.54)%  (24.35)%    0.00%
AIM V.I. Growth
           2005               1.40%   1.65%     4.72     5.41    134,841        716,873    5.72%     5.98%     0.00%
           2004               1.40%   1.65%     4.47     5.11    176,431        889,154    6.46%     6.72%     0.00%
           2003               1.40%   1.65%     4.20     4.78    247,188      1,173,673   29.09%    29.42%     0.00%
           2002               1.40%   1.65%     3.25     3.70    256,411        941,640  (32.10)%  (31.93)%    0.00%
           2001               1.40%   1.90%     4.79     5.43    229,690      1,240,591  (34.97)%  (34.81)%    0.31%
AIM V.I. Growth Class II
           2005               1.25%   1.70%    10.84    14.93     17,438        221,571    5.35%     5.83%     0.00%
           2004               1.25%   1.70%    10.29    14.16     14,420        166,686    6.18%     6.66%     0.00%
           2003               1.25%   1.70%     9.69    13.32     10,818        120,448   28.66%    29.08%     0.00%
           2002               1.40%   1.70%     7.53     7.56      2,071         21,319  (32.32)%  (32.12)%    0.00%
           2001  9/19/2001    1.40%   1.95%    11.12    11.62        600          6,752   11.19%    16.22%     0.25%
AIM V.I. International Growth
           2005               1.40%   1.40%    10.19    10.19     54,004        550,266   16.29%    16.29%     0.72%
           2004               1.40%   1.65%     8.76     8.76     51,346        449,530   22.28%    22.28%     0.63%
           2003               1.40%   1.40%     7.17     7.17     55,910        400,637   27.27%    27.27%     0.33%
           2002               1.40%   1.65%     5.02     5.63    491,751      2,626,943  (17.06)%  (16.85)%    0.74%
           2001               1.40%   1.90%     6.05     6.77     56,089        379,807  (24.78)%  (24.60)%    0.36%
AIM V.I. International Growth Class II
           2005               1.40%   1.70%    15.60    18.80     15,551        268,354   15.72%    16.07%     0.65%
           2004               1.40%   1.70%    13.48    16.23     12,922        195,966   21.62%    21.99%     0.55%
           2003               1.40%   1.70%    11.09    13.33      8,296        100,008   26.45%    26.84%     0.43%
           2002               1.40%   1.70%     8.77     9.28      4,674         45,118  (17.37)%  (17.12)%    2.01%
           2001  9/19/2001    1.40%   1.95%    10.60    11.23        596          6,412    6.04%    12.29%     0.36%
AIM V.I. Premier Equity
           2005               1.40%   1.65%     6.66     7.13    213,246      1,494,540    3.93%     4.19%     0.82%
           2004               1.40%   1.65%     6.41     6.84    235,313      1,585,180    4.04%     4.30%     0.41%
           2003               1.40%   1.65%     6.16     6.56    287,227      1,860,163   23.03%    23.34%     0.30%
           2002               1.40%   1.65%     5.01     5.32    326,381      1,717,270  (31.40)%  (31.23)%    0.33%
           2001               1.40%   1.90%     7.30     7.74    296,628      2,268,639  (14.00)%  (13.78)%    0.19%
AIM V.I. Premier Equity Class II
           2005               1.40%   1.65%    10.32    13.71      4,878         51,829    3.64%     3.90%     0.45%
           2004               1.40%   1.70%     9.83    13.23      8,937         96,536    3.71%     4.03%     0.31%
           2003               1.40%   1.70%     9.55    12.74      9,044         94,781   22.84%    23.06%     0.29%
           2002               1.40%   1.60%     7.76     7.76      4,333         38,725  (31.48)%  (31.48)%    1.47%
           2001  9/19/2001    1.40%   1.95%    11.31    11.85        595          6,815   13.06%    18.46%     0.14%
ABVPSF Global Technology Class B
           2005               1.30%   1.90%     4.16    16.42    261,454      1,584,256    1.90%     2.21%     0.00%
           2004               1.40%   1.70%     4.08    16.10    263,995      1,308,015    3.32%     3.63%     0.00%
           2003               1.40%   1.70%     3.94    10.38    238,808      1,096,508   41.38%    41.79%     0.00%
           2002               1.40%   1.70%     2.79     7.34    184,203        586,079  (43.01)%  (42.62)%    0.00%
           2001               1.40%   1.95%     4.87     5.64    197,641      1,091,636  (26.68)%  (26.49)%    0.00%
ABVPSF Growth Class B
           2002               1.40%   1.65%     4.26     4.80    118,134        564,848  (29.44)%  (29.26)%    0.00%
           2001               1.40%   1.90%     6.04     6.78     98,319        667,004  (24.90)%  (24.71)%    0.05%
ABVPSF Growth and Income Class B
           2005               1.25%   2.45%    11.55    15.70    673,438      8,857,692    2.83%     3.30%     1.27%
           2004               1.25%   1.70%    11.22    15.25    579,554      7,289,970    9.35%     9.73%     0.71%
           2003               1.35%   1.70%    10.26    11.23    427,299      4,613,854   29.96%    30.35%     0.83%
           2002               1.40%   1.70%     7.89     8.64    404,878      3,259,311  (23.69)%  (23.35)%    0.55%
           2001               1.40%   1.95%    10.32    10.55    290,916      3,054,616   (1.49)%   (1.24)%    0.49%

Lincoln New York Account N for Variable Annuities


                             Minimum Maximum Minimum  Maximum                            Minimum   Maximum   Investment
                Commencement Fee     Fee     Unit     Unit     Units                     Total     Total     Income
Subaccount Year Date(1)      Rate(2) Rate(2) Value(3) Value(3) Outstanding   Net Assets  Return(4) Return(4) Ratio(5)
-----------------------------------------------------------------------------------------------------------------------
ABVPSF Large Cap Growth Class B
           2005               1.25%   1.70%   $ 6.24   $14.49     354,911    $ 2,886,857   12.91%    13.42%     0.00%
           2004               1.25%   1.70%     5.53    12.82     376,666      2,605,328    6.52%     6.84%     0.00%
           2003               1.40%   1.70%     5.19     9.83     373,060      2,222,750   21.29%    21.65%     0.00%
           2002               1.40%   1.70%     4.27     8.10     368,781      1,763,317  (32.20)%  (31.80)%    0.00%
           2001               1.40%   1.95%     6.28     7.01     290,862      2,001,707  (18.75)%  (18.55)%    0.00%
ABVPSF Small/Mid Cap Value Class B
           2005               1.25%   1.90%    16.18    19.73     123,990      2,181,882    4.84%     5.20%     0.53%
           2004               1.35%   1.70%    15.40    18.80      71,614      1,272,675   17.07%    17.42%     0.07%
           2003               1.40%   1.70%    15.11    16.04      34,526        531,478   38.53%    38.94%     0.53%
           2002               1.40%   1.70%    10.91    10.96      15,416        170,220   (8.13)%   (7.82)%    0.04%
           2001  9/19/2001    1.40%   1.95%    11.87    11.89         600          7,156   18.67%    18.86%     0.00%
American Century VP Inflation Protection Class 2
           2005               1.25%   2.40%    10.39    10.44   1,185,739     12,312,453   (0.15)%    0.20%     4.63%
           2004  5/24/2004    1.35%   1.70%    10.40    10.42     540,280      5,625,666    1.10%     5.07%     2.15%
American Funds Global Growth Class 2
           2005               1.25%   1.90%    12.63    12.70     304,358      3,834,879   12.15%    12.55%     0.56%
           2004   6/4/2004    1.35%   1.70%    11.26    11.29      58,313        657,067    9.41%    12.55%     0.02%
American Funds Global Small Capitalization Class 2
           2005               1.25%   2.35%    12.45    23.45     370,544      6,477,424   23.24%    23.79%     0.95%
           2004               1.25%   1.70%    10.10    19.01     236,099      3,082,585   18.84%    19.26%     0.00%
           2003               1.35%   1.70%     8.49    15.98     118,054      1,208,287   50.93%    51.40%     0.45%
           2002               1.40%   1.70%     5.62     9.92     361,374      2,077,923  (20.68)%  (20.18)%    0.52%
           2001               1.40%   1.95%     7.06     7.26      27,479        200,443  (14.30)%  (14.09)%    0.76%
American Funds Growth Class 2
           2005               1.25%   2.45%     9.14    18.12   3,741,990     52,203,956   14.23%    14.75%     0.78%
           2004               1.25%   1.70%     7.99    15.84   2,767,613     31,762,290   10.60%    10.99%     0.22%
           2003               1.35%   1.70%     7.22    14.31   1,667,960     15,268,982   34.50%    34.91%     0.14%
           2002               1.40%   1.70%     5.37     9.12     811,632      4,988,490  (25.92)%  (25.51)%    0.04%
           2001               1.40%   1.95%     7.22     8.01     409,735      3,238,445  (19.50)%  (19.29)%    0.45%
American Funds Growth-Income Class 2
           2005               1.25%   2.45%    12.45    16.04   3,761,285     51,322,429    4.05%     4.52%     1.52%
           2004               1.25%   1.70%    11.96    15.40   2,727,912     35,617,516    8.51%     8.89%     1.11%
           2003               1.35%   1.70%    11.02    14.17   1,515,943     17,594,176   30.20%    30.59%     1.34%
           2002               1.40%   1.70%     8.46     9.07     773,807      6,610,919  (19.82)%  (19.48)%    1.22%
           2001               1.40%   1.95%    10.53    10.53     409,103      4,309,649    0.88%     1.13%     1.61%
American Funds International Class 2
           2005               1.25%   2.45%     9.62    20.29   1,542,457     22,930,653   19.46%    19.99%     1.81%
           2004               1.25%   1.70%     8.05    16.97   1,076,497     12,377,222   17.31%    17.72%     1.65%
           2003               1.35%   1.70%     6.85    14.45     692,501      5,778,855   32.58%    32.98%     1.74%
           2002               1.40%   1.70%     5.17     9.06     441,963      2,504,113  (16.44)%  (16.03)%    1.17%
           2001               1.40%   1.95%     6.17     6.79     174,602      1,149,582  (21.20)%  (21.00)%    0.78%
Delaware VIPT Capital Reserves Service Class
           2005  6/24/2005    1.30%   1.80%     9.91     9.94      26,441        262,401   (0.89)%    0.32%     2.00%
Delaware VIPT Diversified Income Service Class
           2005               1.25%   2.40%    10.62    10.70     780,127      8,262,946   (2.27)%   (1.82)%    0.57%
           2004  5/24/2004    1.25%   1.70%    10.87    10.90     281,559      3,063,394    2.33%     8.82%     0.00%
Delaware VIPT Emerging Markets
           2002               1.40%   1.40%     9.53     9.53      10,156         96,854    3.72%     3.72%     1.57%
           2001               1.40%   1.65%     9.19     9.19       1,538         14,375    3.82%     3.82%     0.31%
Delaware VIPT Emerging Markets Service Class
           2005               1.25%   2.15%    16.95    24.19     323,279      5,186,074   24.97%    25.41%     0.07%
           2004  5/26/2004    1.35%   1.70%    13.56    19.35      67,159        915,132    6.70%    34.45%     0.00%
           2002               1.65%   1.65%     8.82     8.82       3,745         33,049    3.32%     3.32%     1.94%
           2001               1.40%   1.90%     8.54     8.57       1,423         12,470    3.37%     3.62%     0.29%
Delaware VIPT High Yield
           2005               1.40%   2.15%    12.56    12.56     130,131      1,633,842    2.15%     2.15%     7.37%
           2004               1.40%   1.40%    12.30    12.30     177,600      2,184,219   12.66%    12.66%     8.12%
           2003               1.40%   1.40%    10.92    10.92     299,682      3,271,555   26.96%    26.96%     6.80%
           2002               1.40%   1.40%     8.60     8.60     190,380      1,637,062    0.42%     0.42%     9.31%
           2001               1.40%   1.65%     8.56     8.56     120,856      1,035,021   (5.43)%   (5.43)%    2.19%

Lincoln New York Account N for Variable Annuities


                             Minimum Maximum Minimum  Maximum                            Minimum   Maximum   Investment
                Commencement Fee     Fee     Unit     Unit     Units                     Total     Total     Income
Subaccount Year Date(1)      Rate(2) Rate(2) Value(3) Value(3) Outstanding   Net Assets  Return(4) Return(4) Ratio(5)
-----------------------------------------------------------------------------------------------------------------------
Delaware VIPT High Yield Service Class
           2005               1.25%   2.45%   $12.15   $16.04    598,754     $ 8,313,823    1.60%     2.06%     5.87%
           2004               1.25%   1.70%    11.95    15.77    435,913       6,060,928   12.10%    12.49%     5.70%
           2003               1.35%   1.70%    10.65    14.05    262,958       3,293,762   26.44%    26.82%     4.59%
           2002               1.40%   1.70%     8.42    10.34     58,963         538,054   (0.14)%    0.17%    10.14%
           2001               1.40%   1.95%     8.42     8.45     40,141         339,130   (5.93)%   (5.69)%    4.33%
Delaware VIPT REIT
           2005               1.40%   2.15%    23.38    23.38    116,422       2,718,946    5.68%     5.68%     1.96%
           2004               1.40%   1.40%    22.13    22.13    128,768       2,849,213   29.55%    29.55%     2.00%
           2003               1.40%   1.40%    17.08    17.08    119,622       2,043,061   32.16%    32.16%     2.52%
           2002               1.40%   1.40%    12.92    12.92    101,282       1,308,859    3.07%     3.07%     1.69%
           2001               1.40%   1.65%    12.54    12.54     34,838         436,631    7.28%     7.28%     0.88%
Delaware VIPT REIT Service Class
           2005               1.25%   2.45%    16.56    20.95    619,033      11,245,488    5.06%     5.53%     1.54%
           2004               1.25%   1.70%    15.74    19.93    434,732       7,766,225   28.88%    29.33%     1.44%
           2003               1.35%   1.70%    14.11    15.46    179,993       2,545,597   31.48%    31.87%     1.68%
           2002               1.40%   1.70%    10.99    11.75     41,544         469,879    2.63%     2.94%     1.60%
           2001               1.40%   1.95%    11.45    11.49     11,766         134,354    6.87%     7.14%     0.17%
Delaware VIPT Select Growth
           2002               1.40%   1.40%     4.46     4.46    102,552         457,190  (33.47)%  (33.47)%    0.00%
           2001               1.40%   1.65%     6.70     6.70    131,760         883,473  (24.85)%  (24.85)%    0.00%
Delaware VIPT Select Growth Service Class
           2002               1.65%   1.65%     3.71     3.71      5,361          19,911  (33.74)%  (33.74)%    0.00%
           2001               1.40%   1.90%     5.60     5.62      4,824          27,720  (25.31)%  (25.13)%    0.00%
Delaware VIPT Small Cap Value
           2005               1.40%   2.15%    21.52    21.52    155,797       3,348,556    7.90%     7.90%     0.38%
           2004               1.40%   1.40%    19.94    19.94    176,951       3,529,209   19.79%    19.79%     0.19%
           2003               1.40%   1.40%    16.65    16.65    174,498       2,905,234   40.01%    40.01%     0.37%
           2002               1.40%   1.40%    11.89    11.89    150,810       1,793,377   (6.92)%   (6.92)%    0.47%
           2001               1.40%   1.65%    12.78    12.78     87,265       1,114,716   10.29%    10.29%     0.39%
Delaware VIPT Small Cap Value Service Class
           2005               1.25%   2.40%    16.88    21.52    451,485       8,245,105    7.31%     7.79%     0.13%
           2004               1.25%   1.70%    15.70    20.04    252,271       4,468,994   19.12%    19.54%     0.02%
           2003               1.35%   1.70%    14.90    16.82    125,474       1,924,693   39.28%    39.70%     0.17%
           2002               1.40%   1.70%    10.91    12.07     38,253         447,389   (7.56)%   (7.22)%    0.31%
           2001               1.40%   1.95%    13.02    13.06     14,101         182,974    9.86%    10.13%     0.19%
Delaware VIPT Social Awareness
           2002               1.40%   1.40%     6.35     6.35     11,354          72,079  (23.93)%  (23.93)%    0.34%
           2001               1.40%   1.65%     8.34     8.34      8,816          73,891  (10.77)%  (10.77)%    0.03%
Delaware VIPT Social Awareness Service Class
           2002               1.65%   1.65%     5.91     5.91     12,707          75,091  (24.25)%  (24.25)%    0.18%
           2001               1.40%   1.90%     7.80     7.83     10,377          81,340  (11.25)%  (11.03)%    0.02%
Delaware VIPT Trend
           2005               1.40%   1.40%     9.42     9.42    209,203       1,971,080    4.39%     4.39%     0.00%
           2004               1.40%   1.40%     9.03     9.03    229,628       2,072,613   11.04%    11.04%     0.00%
           2003               1.40%   1.40%     8.13     8.13    252,728       2,054,320   33.22%    33.22%     0.00%
           2002               1.40%   1.40%     6.10     6.10    258,620       1,577,961  (21.05)%  (21.05)%    0.00%
           2001               1.40%   1.65%     7.73     7.73    172,246       1,331,696  (16.52)%  (16.52)%    0.00%
Delaware VIPT Trend Service Class
           2005               1.25%   2.45%     7.68    16.80    356,027       4,858,095    3.83%     4.30%     0.00%
           2004               1.25%   1.70%     7.40    16.16    263,842       3,384,264   10.42%    10.81%     0.00%
           2003               1.35%   1.70%     6.70    14.62    146,417       1,429,651   32.52%    32.92%     0.00%
           2002               1.40%   1.70%     5.05    10.06     76,847         415,582  (21.74)%  (21.38)%    0.00%
           2001               1.40%   1.95%     6.42     6.45     52,795         342,289  (17.16)%  (16.94)%    0.00%
Delaware VIPT U.S. Growth Service Class
           2005               1.25%   2.45%    11.17    14.10    168,441       2,233,571   12.48%    12.99%     0.38%
           2004               1.25%   1.70%     9.93    12.52    175,456       2,069,031    1.29%     1.64%     0.00%
           2003               1.35%   1.70%     9.81     9.88     31,062         360,014   21.29%    21.59%     0.01%
           2002               1.40%   1.70%     8.08     8.13      1,016           8,238  (30.56)%  (30.27)%    0.20%
           2001  9/19/2001    1.40%   1.95%    11.63    11.65        600           7,016   16.34%    16.53%     0.00%

Lincoln New York Account N for Variable Annuities


                             Minimum Maximum Minimum  Maximum                            Minimum   Maximum   Investment
                Commencement Fee     Fee     Unit     Unit     Units                     Total     Total     Income
Subaccount Year Date(1)      Rate(2) Rate(2) Value(3) Value(3) Outstanding   Net Assets  Return(4) Return(4) Ratio(5)
-----------------------------------------------------------------------------------------------------------------------
Delaware VIPT Value
           2005               1.40%   1.40%   $12.85   $12.85     52,465     $   674,297    4.55%     4.55%     1.76%
           2004               1.40%   1.40%    12.29    12.29     63,947         786,073   13.33%    13.33%     1.57%
           2003               1.40%   1.40%    10.85    10.85     60,947         661,047   26.51%    26.51%     2.06%
           2002               1.40%   1.40%     8.57     8.57     67,002         574,433  (19.81)%  (19.81)%    1.54%
           2001               1.40%   1.65%    10.69    10.69     55,434         592,701   (5.22)%   (5.22)%    0.12%
Delaware VIPT Value Service Class
           2005               1.25%   2.35%    12.88    15.81    326,204       4,559,725    4.01%     4.37%     1.05%
           2004               1.35%   1.70%    12.37    15.18    126,727       1,716,051   12.66%    13.05%     1.31%
           2003               1.35%   1.70%    10.98    13.47     60,459         711,865   25.94%    26.33%     1.03%
           2002               1.40%   1.70%     8.71     8.87     13,505         118,032  (20.30)%  (20.11)%    1.37%
           2001               1.40%   1.95%    10.91    10.95     10,839         118,392   (5.64)%   (5.41)%    0.01%
Fidelity VIP Contrafund Service Class 2
           2005               1.25%   1.90%    15.89    16.38    670,616      10,498,823   14.69%    15.21%     0.09%
           2004               1.25%   1.70%    13.85    14.27    391,437       5,483,618   13.22%    13.73%     0.12%
           2003               1.25%   1.70%    12.24    12.59     98,409       1,220,096   26.04%    26.41%     0.17%
           2002               1.40%   1.70%     9.71     9.75     12,102         117,627  (11.23)%  (10.93)%    0.24%
           2001  9/19/2001    1.40%   1.95%    10.93    10.95        600           6,593    9.30%     9.48%     0.00%
Fidelity VIP Equity-Income
           2005               1.40%   1.40%    12.23    12.23    153,833       1,881,609    4.39%     4.39%     1.75%
           2004               1.40%   1.40%    11.72    11.72    186,167       2,181,253    9.98%     9.98%     1.57%
           2003               1.40%   1.40%    10.65    10.65    194,482       2,071,919   28.52%    28.52%     1.85%
           2002               1.40%   1.40%     8.29     8.29    197,863       1,640,164  (18.10)%  (18.10)%    1.29%
           2001               1.40%   1.65%    10.12    10.12    109,723       1,110,683   (6.28)%   (6.28)%    0.83%
Fidelity VIP Equity-Income Service Class 2
           2005               1.25%   2.45%    11.99    15.68    258,542       3,676,713    3.79%     4.26%     1.20%
           2004               1.25%   1.70%    11.54    15.09    184,081       2,497,154    9.35%     9.69%     1.02%
           2003               1.40%   1.70%    10.55    11.63     79,456         929,833   27.84%    28.22%     1.18%
           2002               1.40%   1.70%     8.25     9.07     39,426         345,301  (18.69)%  (18.37)%    0.81%
           2001               1.40%   1.95%    10.12    10.16      7,123          72,639   (6.81)%   (6.57)%    0.29%
Fidelity VIP Growth
           2005               1.40%   1.40%     7.31     7.31    101,264         740,718    4.33%     4.33%     0.50%
           2004               1.40%   1.40%     7.01     7.01    110,633         775,676    1.94%     1.94%     0.33%
           2003               1.40%   1.40%     6.88     6.88    168,324       1,157,694   31.00%    31.00%     0.27%
           2002               1.40%   1.40%     5.25     5.25    194,722       1,022,304  (31.08)%  (31.08)%    0.24%
           2001               1.40%   1.65%     7.62     7.62    183,231       1,396,175  (18.80)%  (18.80)%    0.04%
Fidelity VIP Growth Service Class 2
           2005               1.25%   1.70%     6.34    14.14    192,859       2,306,059    3.72%     4.19%     0.22%
           2004               1.25%   1.70%     6.11    13.62    140,875       1,572,046    1.38%     1.69%     0.10%
           2003               1.40%   1.70%     6.02    10.55     66,329         682,612   30.30%    30.69%     0.05%
           2002               1.40%   1.70%     4.62     8.07      9,781          53,548  (31.67)%  (31.44)%    0.12%
           2001               1.40%   1.95%     6.74     6.76      7,362          52,169  (19.33)%  (19.12)%    0.01%
Fidelity VIP Growth Opportunities
           2002               1.40%   1.40%     6.07     6.07     16,266          98,809  (22.94)%  (22.94)%    1.05%
           2001               1.40%   1.65%     7.88     7.88     15,882         125,533  (15.62)%  (15.62)%    0.25%
Fidelity VIP Growth Opportunities Service Class 2
           2002               1.65%   1.65%     5.45     5.45      4,581          24,994  (23.29)%  (23.29)%    0.68%
           2001               1.40%   1.90%     7.11     7.14      4,208          30,378  (16.15)%  (15.93)%    0.12%
Fidelity VIP Mid Cap Service Class 2
           2005  6/20/2005    1.30%   1.90%    11.55    11.59    159,943       1,849,992    2.31%    14.51%     0.00%
Fidelity VIP Overseas
           2005               1.40%   1.40%    10.57    10.57     36,787         389,012   17.39%    17.39%     0.67%
           2004               1.40%   1.40%     9.01     9.01     34,607         311,751   12.06%    12.06%     1.04%
           2003               1.40%   1.40%     8.04     8.04     31,092         249,955   41.38%    41.38%     0.44%
           2002               1.40%   1.40%     5.69     5.69    230,779       1,312,242  (21.39)%  (21.39)%    0.31%
           2001               1.40%   1.65%     7.23     7.23     23,508         170,415  (22.27)%  (22.27)%    2.15%
Fidelity VIP Overseas Service Class 2
           2005               1.25%   2.45%     9.55    19.06    248,577       4,296,145   16.78%    17.31%     0.38%
           2004               1.25%   1.70%     8.17    16.30    139,050       2,127,624   11.40%    11.79%     0.49%
           2003               1.35%   1.70%     7.33    12.04     32,189         392,522   40.63%    41.04%     0.14%
           2002               1.40%   1.70%     5.21     8.54    203,963       1,068,088  (22.08)%  (21.75)%    0.05%
           2001               1.40%   1.95%     6.66     6.69      6,888          48,055  (22.52)%  (22.32)%    0.93%

Lincoln New York Account N for Variable Annuities


                             Minimum Maximum Minimum  Maximum                            Minimum   Maximum   Investment
                Commencement Fee     Fee     Unit     Unit     Units                     Total     Total     Income
Subaccount Year Date(1)      Rate(2) Rate(2) Value(3) Value(3) Outstanding   Net Assets  Return(4) Return(4) Ratio(5)
-----------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Mutual Shares Securities Class 2
           2002               1.40%   1.65%   $ 9.91   $10.12     148,012    $ 1,490,996  (13.26)%  (13.04)%    1.01%
           2001               1.40%   1.90%    11.43    11.64      80,277        929,214    5.29%     5.56%     1.64%
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2
           2005               1.25%   2.45%     7.17    17.63     368,110      3,967,452    3.02%     3.38%     0.00%
           2004               1.35%   1.70%     6.96    17.10     310,692      2,932,428    9.65%    10.09%     0.00%
           2003               1.35%   1.70%     6.35    15.58     247,017      2,000,955   34.93%    35.34%     0.00%
           2002               1.40%   1.70%     4.70     8.60     160,702        891,591  (30.05)%  (29.68)%    0.26%
           2001               1.40%   1.95%     6.70     7.70      72,598        558,338  (16.64)%  (16.43)%    0.38%
FTVIPT Templeton Foreign Securities Class 2
           2002               1.40%   1.65%     6.40     6.99     258,476      1,798,014  (19.90)%  (19.70)%    4.12%
           2001               1.40%   1.90%     7.99     8.71      67,150        577,408  (17.38)%  (17.17)%    2.38%
FTVIPT Templeton Global Income Securities Class 2
           2005   6/30/2005   1.30%   1.90%     9.86     9.89      62,092        613,397   (1.37)%    0.65%     0.00%
FTVIPT Templeton Growth Securities Class 2
           2005               1.25%   2.40%    12.62    16.85     361,619      5,298,701    7.03%     7.51%     1.11%
           2004               1.25%   1.70%    11.78    15.73     226,692      3,045,375   14.07%    14.47%     1.16%
           2003               1.35%   1.70%    10.32    13.78     129,084      1,480,099   29.91%    30.30%     1.50%
           2002               1.40%   1.70%     7.94     8.94      27,588        227,638  (19.99)%  (19.62)%    2.15%
           2001               1.40%   1.95%     9.91    10.23      12,862        131,958   (2.92)%   (2.68)%    2.02%
Janus Aspen Series Balanced Service Shares
           2005               1.25%   1.70%    12.28    12.80      89,225      1,113,578    5.85%     6.32%     2.04%
           2004               1.25%   1.70%    11.57    12.08      82,685        979,258    6.47%     6.84%     2.45%
           2003               1.35%   1.70%    10.93    11.00      49,326        546,204   11.81%    12.14%     2.48%
           2002               1.40%   1.70%     9.77     9.81       8,716         85,431   (8.33)%   (8.04)%    4.87%
           2001   9/19/2001   1.40%   1.95%    10.65    10.67         600          6,425    6.52%     6.70%     0.88%
Janus Aspen Series Mid Cap Growth Service Shares
           2005               1.25%   1.70%    13.89    17.73      76,467      1,180,952   10.14%    10.64%     0.00%
           2004               1.25%   1.70%    12.61    16.09     125,644      1,690,903   18.45%    18.80%     0.00%
           2003               1.40%   1.70%    10.72    10.72      11,762        133,321   32.87%    32.87%     0.00%
           2002               1.40%   1.40%     8.07     8.07       1,211          9,767  (29.21)%  (29.21)%    0.00%
           2001   9/19/2001   1.40%   1.95%    11.38    11.40         600          6,861   13.77%    13.96%     0.00%
Janus Aspen Series Worldwide Growth Service Shares
           2005               1.45%   1.60%    13.08    13.42       2,496         33,141    3.90%     4.00%     1.27%
           2004               1.50%   1.60%    12.92    12.92       1,900         24,377    2.87%     2.87%     0.81%
           2003               1.60%   1.70%    10.20    10.20       1,034         11,456   21.61%    21.61%     0.92%
           2002               1.70%   1.70%     8.39     8.39         188          1,575  (27.15)%  (27.15)%    0.40%
           2001   9/19/2001   1.40%   1.95%    11.50    11.52         600          6,937   15.03%    15.22%     0.08%
Liberty VIT Newport Tiger
           2002               1.40%   1.65%     5.40     6.11      27,252        162,628  (18.33)%  (18.12)%    1.59%
           2001               1.40%   1.90%     6.61     7.46      16,434        120,648  (19.84)%  (19.63)%    1.21%
Lincoln VIPT Aggressive Growth
           2005               1.40%   1.70%    13.37    16.37       4,833         70,947    7.96%     8.17%     0.00%
           2004               1.50%   1.70%    12.38    15.15       3,073         41,660   11.75%    11.86%     0.00%
           2003   8/22/2003   1.60%   1.70%    11.08    13.54       2,669         31,171    6.15%     8.48%     0.00%
           2001   9/19/2001   1.40%   1.95%    12.40    12.42         600          7,479   24.03%    24.22%     0.00%
Lincoln VIPT Aggressive Growth Service Class
           2005               1.35%   1.70%    14.83    14.92       8,012        119,067    7.81%     8.10%     0.00%
           2004               1.35%   1.60%    13.79    13.80       7,056         97,203   11.79%    11.83%     0.00%
           2003  10/28/2003   1.35%   1.40%    12.34    12.34       1,111         13,704    0.49%     0.88%     0.00%
Lincoln VIPT Aggressive Profile Service Class
           2005    8/3/2005   1.25%   1.90%    10.87    10.91      26,484        288,325    0.27%     6.74%     0.00%
Lincoln VIPT Bond
           2005               1.25%   2.35%    10.51    14.30   1,849,427     23,305,870    0.91%     1.36%     4.16%
           2004               1.25%   1.70%    10.40    14.13   1,827,895     23,313,592    3.53%     3.84%     4.12%
           2003               1.40%   1.70%    10.88    13.60   1,528,203     19,488,640    5.47%     5.79%     4.45%
           2002               1.40%   1.70%    10.96    12.86   1,212,049     15,194,672    8.33%     8.63%     6.06%
           2001               1.40%   1.95%    11.39    11.84     516,602      6,057,118    7.36%     7.63%     7.57%
Lincoln VIPT Bond Service Class
           2005               1.30%   2.45%    10.41    10.50   1,924,993     20,057,304    0.66%     1.01%     4.43%
           2004               1.35%   1.70%    10.34    10.40   1,280,964     13,279,479    3.28%     3.64%     5.63%
           2003  10/30/2003   1.35%   1.70%    10.01    10.03     179,346      1,797,676   (0.06)%    1.79%     1.02%

Lincoln New York Account N for Variable Annuities


                                Minimum Maximum Minimum  Maximum                            Minimum   Maximum   Investment
                   Commencement Fee     Fee     Unit     Unit     Units                     Total     Total     Income
Subaccount    Year Date(1)      Rate(2) Rate(2) Value(3) Value(3) Outstanding   Net Assets  Return(4) Return(4) Ratio(5)
--------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Capital Appreciation
              2005               1.25%   1.70%   $11.51   $14.07      17,179    $   212,459    2.45%     2.91%     0.16%
              2004               1.25%   1.70%    11.23    13.72      30,229        393,259    3.51%     3.82%     0.00%
              2003               1.40%   1.70%    10.87    13.25      10,957        132,552   30.28%    30.65%     0.00%
              2002               1.40%   1.65%     8.34     8.37       3,586         33,093  (28.24)%  (28.06)%    0.00%
              2001   9/19/2001   1.40%   1.95%    11.61    11.63         600          7,004   16.14%    16.32%     0.00%
Lincoln VIPT Capital Appreciation Service Class
              2005               1.35%   1.70%    12.86    12.96      23,226        299,582    2.19%     2.50%     0.05%
              2004               1.40%   1.70%    12.60    12.64      14,986        189,070    3.35%     3.56%     0.00%
              2003    6/4/2003   1.40%   1.60%    12.19    12.21      10,353        126,324    4.26%    14.42%     0.00%
Lincoln VIPT Conservative Profile Service Class
              2005   6/17/2005   1.30%   1.80%    10.24    10.27      82,124        842,274   (0.13)%    2.90%     0.00%
Lincoln VIPT Core Service Class
              2005    8/8/2005   1.30%   1.70%    10.24    10.27       4,013         41,169   (1.62)%    1.72%     0.11%
Lincoln VIPT Equity-Income Service Class
              2005   6/13/2005   1.25%   1.90%    10.46    10.50      14,964        156,741   (1.41)%    5.71%     1.35%
Lincoln VIPT Global Asset Allocation
              2005               1.25%   1.70%    13.16    14.43      34,226        461,997    5.00%     5.48%     1.74%
              2004               1.25%   1.70%    12.53    13.02      15,894        203,138   11.63%    11.97%     1.99%
              2003               1.40%   1.70%    11.23    11.23       1,667         19,226   18.40%    18.40%     3.56%
              2002               1.70%   1.70%     9.48     9.48          24            227  (13.54)%  (13.54)%    0.92%
              2001   9/19/2001   1.40%   1.95%    10.96    11.38         594          6,578    9.59%    13.79%     0.42%
Lincoln VIPT Global Asset Allocation Service Class
              2005               1.30%   1.80%    13.26    13.33      24,563        316,778    4.84%     5.05%     1.26%
              2004               1.40%   1.60%    12.69    12.69       2,647         33,564   11.69%    11.69%     1.53%
              2003  10/28/2003   1.40%   1.40%    11.36    11.36       1,759         19,978    3.82%     3.82%     0.87%
Lincoln VIPT Growth and Income Service Class
              2005    7/7/2005   1.30%   1.70%    10.36    10.38      27,749        287,571    0.00%     3.53%     1.52%
Lincoln VIPT Growth Opportunities Service Class
              2005   7/14/2005   1.30%   1.60%    11.44    11.46       5,117         58,631   (1.60)%    7.74%     0.00%
Lincoln VIPT International
              2005               1.25%   1.70%    17.36    19.33     162,047      2,983,478   10.65%    11.15%     2.54%
              2004               1.25%   1.70%    15.99    17.45      84,565      1,390,089   18.90%    19.26%     1.38%
              2003               1.40%   1.70%    13.45    13.46      24,083        331,310   39.26%    39.32%     4.50%
              2002               1.65%   1.70%     9.66     9.66         752          7,269  (12.39)%  (12.36)%    1.31%
              2001   9/19/2001   1.40%   1.95%    11.02    11.04         600          6,644   10.16%    10.35%     0.95%
Lincoln VIPT International Service Class
              2005               1.30%   2.45%    17.18    17.34     397,354      6,673,564   10.37%    10.75%     2.15%
              2004               1.35%   1.70%    15.59    15.66     217,818      3,399,633   18.73%    19.02%     1.38%
              2003  10/30/2003   1.35%   1.60%    13.13    13.15      28,382        372,995    4.62%     9.95%     0.16%
Lincoln VIPT Moderate Profile Service Class
              2005   6/15/2005   1.30%   1.90%    10.45    10.49     813,776      8,526,260   (0.01)%    4.40%     0.00%
Lincoln VIPT Moderately Aggressive Profile Service Class
              2005    6/6/2005   1.30%   1.90%    10.63    10.67     220,517      2,348,676   (0.06)%    6.56%     0.00%
Lincoln VIPT Money Market
              2005               1.25%   2.15%     9.91    10.58     715,510      7,330,561    1.06%     1.51%     2.77%
              2004               1.25%   1.70%     9.81    10.43     550,705      5,650,428   (0.82)%   (0.52)%    0.87%
              2003               1.40%   1.70%     9.89    10.49     591,789      6,145,606   (1.02)%   (0.72)%    0.69%
              2002               1.40%   1.70%     9.99    10.56     807,737      8,513,848   (0.32)%    0.00%     1.38%
              2001               1.40%   1.95%    10.45    10.57   1,450,983     15,257,959    2.32%     2.57%     3.52%
Lincoln VIPT Money Market Service Class
              2005               1.30%   2.45%     9.89     9.98     497,665      4,935,919    0.80%     1.16%     2.58%
              2004               1.35%   1.70%     9.83     9.87     264,218      2,598,857   (0.97)%   (0.72)%    0.77%
              2003   11/3/2003   1.35%   1.60%     9.92     9.94     113,751      1,129,178   (0.19)%   (0.13)%    0.05%
Lincoln VIPT Social Awareness
              2005               1.25%   1.70%    13.93    16.67      89,242      1,383,159   10.14%    10.64%     0.91%
              2004               1.25%   1.70%    12.64    15.12      71,121      1,005,389   10.80%    11.14%     1.16%
              2003   5/16/2003   1.40%   1.70%    11.41    13.63      31,395        394,125    5.54%    20.50%     1.04%
              2002               0.00%   0.00%       --       --          --             --    0.00%     0.00%     0.16%
              2001   9/19/2001   1.40%   1.95%    11.50    12.11         595          6,934   15.03%    21.07%     0.72%

Lincoln New York Account N for Variable Annuities


                             Minimum Maximum Minimum  Maximum                           Minimum   Maximum   Investment
                Commencement Fee     Fee     Unit     Unit     Units                    Total     Total     Income
Subaccount Year Date(1)      Rate(2) Rate(2) Value(3) Value(3) Outstanding   Net Assets Return(4) Return(4) Ratio(5)
----------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Social Awareness Service Class
           2005               1.30%   2.45%   $14.88   $15.02    205,711     $3,059,732    9.87%    10.25%     0.70%
           2004               1.35%   1.70%    13.57    13.62    147,230      1,999,428   10.64%    10.91%     1.18%
           2003  10/30/2003   1.35%   1.60%    12.26    12.28     17,870        219,300    2.83%     5.61%     0.04%
MFS VIT Capital Opportunities Service Class
           2005               1.25%   1.70%    11.25    14.68     13,595        176,689   (0.25)%    0.21%     0.54%
           2004               1.25%   1.70%    11.28    14.70     14,641        186,966   10.20%    10.53%     0.17%
           2003               1.40%   1.70%    10.24    10.29      8,589         95,312   24.95%    25.06%     0.00%
           2002               1.40%   1.70%     8.19     8.23        471          3,867  (31.12)%  (30.85)%    0.00%
           2001   9/19/2001   1.40%   1.95%    11.88    11.90        600          7,166   18.84%    19.03%     0.00%
MFS VIT Emerging Growth
           2005               1.40%   1.40%     6.01     6.01     72,474        435,889    7.67%     7.67%     0.00%
           2004               1.40%   1.40%     5.59     5.59     80,210        448,038   11.39%    11.39%     0.00%
           2003               1.40%   1.40%     5.01     5.01    114,072        572,038   28.42%    28.42%     0.00%
           2002               1.40%   1.40%     3.90     3.90    119,005        464,714  (34.68)%  (34.68)%    0.00%
           2001               1.40%   1.65%     5.98     5.98    111,575        667,669  (34.41)%  (34.41)%    0.00%
MFS VIT Emerging Growth Service Class
           2005               1.35%   1.70%     5.25    15.51     42,570        598,976    7.09%     7.46%     0.00%
           2004               1.35%   1.70%     4.90    14.47     29,418        355,223   10.82%    11.15%     0.00%
           2003               1.40%   1.70%     4.42    13.04     20,256        192,733   27.75%    28.14%     0.00%
           2002               1.40%   1.70%     3.46     7.90      9,145         37,960  (35.07)%  (34.92)%    0.00%
           2001               1.40%   1.95%     5.32     5.34      8,824         50,377  (34.86)%  (34.69)%    0.00%
MFS VIT Research
           2002               1.40%   1.40%     5.51     5.51     78,917        434,831  (25.59)%  (25.59)%    0.26%
           2001               1.40%   1.65%     7.40     7.40     76,181        564,491  (22.35)%  (22.35)%    0.01%
MFS VIT Research Service Class
           2002               1.65%   1.65%     5.04     5.04      6,792         34,240  (25.96)%  (25.96)%    0.11%
           2001               1.40%   1.90%     6.81     6.83      7,125         48,974  (22.83)%  (22.63)%    0.00%
MFS VIT Total Return
           2005               1.40%   1.40%    13.23    13.23    241,998      3,201,232    1.39%     1.39%     2.12%
           2004               1.40%   1.40%    13.05    13.05    288,367      3,762,326    9.77%     9.77%     1.73%
           2003               1.40%   1.40%    11.89    11.89    328,407      3,903,230   14.71%    14.71%     1.63%
           2002               1.40%   1.40%    10.36    10.36    463,351      4,801,045   (6.49)%   (6.49)%    1.50%
           2001               1.40%   1.65%    11.08    11.08    228,868      2,535,900   (1.15)%   (1.15)%    1.38%
MFS VIT Total Return Service Class
           2005               1.25%   2.45%    12.26    13.10    715,636      8,990,562    0.87%     1.32%     1.73%
           2004               1.25%   1.70%    12.13    12.97    493,994      6,197,884    9.16%     9.65%     1.41%
           2003               1.25%   1.70%    11.28    11.87    322,583      3,709,316   14.05%    14.39%     1.38%
           2002               1.40%   1.70%     9.89    10.20    108,128      1,088,269   (7.02)%   (6.73)%    1.11%
           2001               1.40%   1.95%    10.95    10.99     32,875        359,920   (1.62)%   (1.37)%    0.70%
MFS VIT Utilities
           2005               1.40%   1.40%    12.22    12.22    125,403      1,532,577   15.21%    15.21%     0.62%
           2004               1.40%   1.40%    10.61    10.61    143,351      1,520,581   28.39%    28.39%     1.50%
           2003               1.40%   1.40%     8.26     8.26    165,888      1,370,536   34.01%    34.01%     2.27%
           2002               1.40%   1.40%     6.17     6.17    161,467        995,480  (23.83)%  (23.83)%    2.80%
           2001               1.40%   1.65%     8.09     8.09    176,373      1,427,783  (25.26)%  (25.26)%    2.86%
MFS VIT Utilities Service Class
           2005               1.25%   1.90%    10.89    22.26    279,641      4,534,706   14.61%    15.12%     0.40%
           2004               1.25%   1.70%     9.50    19.40     86,253      1,230,761   27.66%    28.23%     1.08%
           2003               1.25%   1.70%     7.44    15.18     54,323        574,146   33.29%    33.70%     2.14%
           2002               1.40%   1.70%     5.58     7.48     29,777        209,902  (24.26)%  (24.13)%    2.47%
           2001               1.40%   1.95%     7.35     7.38     18,552        137,713  (25.72)%  (25.53)%    1.76%
NB AMT Mid-Cap Growth
           2005               1.25%   2.35%    13.37    16.07    314,248      4,547,495   11.82%    12.33%     0.00%
           2004               1.25%   1.70%    11.96    14.35    228,006      2,976,224   14.35%    14.75%     0.00%
           2003               1.35%   1.70%    10.46    12.54    114,219      1,264,539   25.92%    26.29%     0.00%
           2002               1.40%   1.70%     8.31     8.36      8,355         70,540  (30.80)%  (30.44)%    0.00%
           2001   9/19/2001   1.40%   1.95%    12.00    12.01        600          7,233   19.95%    20.13%     0.00%

Lincoln New York Account N for Variable Annuities


                             Minimum Maximum Minimum  Maximum                           Minimum   Maximum   Investment
                Commencement Fee     Fee     Unit     Unit     Units                    Total     Total     Income
Subaccount Year Date(1)      Rate(2) Rate(2) Value(3) Value(3) Outstanding   Net Assets Return(4) Return(4) Ratio(5)
----------------------------------------------------------------------------------------------------------------------
NB AMT Regency
           2005               1.25%   2.45%   $17.02   $18.56    428,821     $7,283,705   10.11%    10.61%     0.10%
           2004               1.25%   1.70%    15.44    16.83    197,933      3,184,231   20.30%    20.72%     0.03%
           2003               1.35%   1.70%    13.09    13.09     24,027        317,476   33.65%    33.65%     0.00%
           2002               1.70%   1.70%     9.79     9.79        102            998  (12.19)%  (12.19)%    0.23%
           2001   9/19/2001   1.40%   1.95%    11.14    11.16        600          6,720   11.45%    11.61%     0.00%
Putnam VT Growth & Income Class IB
           2005               1.40%   1.70%    12.23    15.33      7,055        101,125    3.46%     3.77%     1.52%
           2004               1.40%   1.70%    11.82    14.81      7,739        105,318    9.24%     9.56%     1.64%
           2003               1.40%   1.70%    10.90    10.90      8,177         98,397   25.60%    25.60%     0.47%
           2002               1.40%   1.40%     8.68     8.68        928          8,057  (20.16)%  (20.16)%    1.67%
           2001   9/19/2001   1.40%   1.95%    10.85    10.87        600          6,547    8.53%     8.71%     0.00%
Putnam VT Health Sciences Class IB
           2005               1.40%   1.70%    11.28    13.31     23,498        280,413   11.29%    11.62%     0.05%
           2004               1.40%   1.70%    10.14    11.95     18,327        192,981    5.32%     5.63%     0.18%
           2003               1.40%   1.70%     9.62     9.69     13,901        135,976   16.39%    16.61%     0.32%
           2002               1.40%   1.70%     8.27     8.31      7,322         60,567  (21.74)%  (21.44)%    0.00%
           2001   9/19/2001   1.40%   1.95%    10.56    10.58        600          6,369    5.57%     5.76%     0.00%
Scudder VIT EAFE Equity Index
           2005               0.00%   0.00%       --       --         --             --    0.00%     0.00%     2.14%
           2004               1.25%   1.70%    12.53    16.03     22,721        326,731   17.06%    17.41%     2.05%
           2003               1.40%   1.70%    10.70    13.68      7,894         90,313   31.12%    31.48%     3.37%
           2002               1.40%   1.70%     8.16     8.19      1,054          8,864  (22.96)%  (22.82)%    2.14%
           2001   9/19/2001   1.40%   1.95%    10.59    10.61        600          6,387    5.88%     6.07%     0.00%
Scudder VIT EAFE Equity Index Service Class
           2005               0.00%   0.00%       --       --         --             --    0.00%     0.00%     2.05%
           2004               1.35%   1.70%    15.07    15.13     67,667      1,021,184   16.90%    17.19%     1.56%
           2003   11/5/2003   1.35%   1.60%    12.89    12.91      6,949         89,667    3.74%     9.36%     0.00%
Scudder VIT Equity 500 Index
           2005               1.25%   2.15%     8.38    14.79    608,855      6,139,908    2.91%     3.38%     1.55%
           2004               1.25%   1.70%     8.14    14.35    729,901      6,738,285    8.73%     9.06%     1.00%
           2003               1.40%   1.70%     7.48    13.19    552,324      4,430,124   26.00%    26.38%     0.85%
           2002               1.40%   1.70%     5.93     8.60    326,950      2,031,787  (23.78)%  (23.40)%    1.49%
           2001               1.40%   1.95%     7.76     8.14    263,717      2,142,030  (13.62)%  (13.40)%    2.75%
Scudder VIT Equity 500 Index Service Class
           2005               1.30%   2.40%    13.39    13.51    313,713      4,166,348    2.66%     3.02%     1.15%
           2004               1.35%   1.70%    13.04    13.12    219,450      2,870,463    8.46%     8.84%     0.55%
           2003  10/30/2003   1.35%   1.70%    12.03    12.05     32,212        387,732    3.90%     6.16%     0.00%
Scudder VIT Small Cap Index
           2005               1.25%   1.70%    16.10    18.98     90,665      1,515,442    2.50%     2.96%     0.61%
           2004               1.25%   1.70%    15.71    18.49     71,721      1,152,852   15.77%    16.12%     0.43%
           2003               1.40%   1.70%    13.57    13.67     39,788        546,015   43.97%    44.39%     0.70%
           2002               1.40%   1.70%     9.42     9.47      9,343         88,431  (22.22)%  (21.91)%    3.45%
           2001   9/19/2001   1.40%   1.95%    12.11    12.13        600          7,301   21.09%    21.27%     0.64%
Scudder VIT Small Cap Index Service Class
           2005               1.25%   1.95%    15.97    16.11     97,600      1,493,906    2.24%     2.60%     0.36%
           2004               1.35%   1.70%    15.64    15.71     41,514        649,758   15.62%    15.90%     0.09%
           2003  11/11/2003   1.35%   1.60%    13.53    13.55      2,344         31,778    2.13%     5.29%     0.00%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.
(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3) As the unit value is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

Lincoln New York Account N for Variable Annuities

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.
(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln New York Account N for Variable Annuities

4. Purchases and Sales of Investments


The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2005.

                                                         Aggregate   Aggregate
                                                         Cost of     Proceeds
 Subaccount                                              Purchases   from Sales
 ------------------------------------------------------------------------------
 AIM V.I. Growth                                         $     2,068 $  227,247
 AIM V.I. Growth Class II                                     67,608     25,513
 AIM V.I. International Growth                                69,623     47,324
 AIM V.I. International Growth Class II                       89,486     57,724
 AIM V.I. Premier Equity                                      16,069    174,359
 AIM V.I. Premier Equity Class II                             14,595     62,400
 ABVPSF Global Technology Class B                            490,561    286,549
 ABVPSF Growth and Income Class B                          2,436,844  1,118,402
 ABVPSF Large Cap Growth Class B                             236,974    348,096
 ABVPSF Small/Mid Cap Value Class B                        1,096,580    229,511
 American Century VP Inflation Protection Class 2          7,859,284  1,003,732
 American Funds Global Growth Class 2                      2,890,963    107,913
 American Funds Global Small Capitalization Class 2        2,889,601    581,740
 American Funds Growth Class 2                            19,175,377  5,137,781
 American Funds Growth-Income Class 2                     18,996,364  5,301,671
 American Funds International Class 2                      8,998,603  1,922,365
 Delaware VIPT Capital Reserves Service Class                715,434    449,854
 Delaware VIPT Diversified Income Service Class            6,065,072    775,243
 Delaware VIPT Emerging Markets Service Class              3,791,067    289,399
 Delaware VIPT High Yield                                    255,472    726,028
 Delaware VIPT High Yield Service Class                    3,832,622  1,394,789
 Delaware VIPT REIT                                          351,685    446,604
 Delaware VIPT REIT Service Class                          5,158,959  1,695,735
 Delaware VIPT Small Cap Value                               344,694    558,478
 Delaware VIPT Small Cap Value Service Class               4,182,452    707,845
 Delaware VIPT Trend                                          41,701    247,072
 Delaware VIPT Trend Service Class                         1,802,546    677,462
 Delaware VIPT U.S. Growth Service Class                     350,347    487,006
 Delaware VIPT Value                                          76,944    216,977
 Delaware VIPT Value Service Class                         2,935,954    245,210
 Fidelity VIP Contrafund Service Class 2                   6,507,586  3,018,287
 Fidelity VIP Equity-Income                                  163,971    454,623
 Fidelity VIP Equity-Income Service Class 2                1,390,760    292,246
 Fidelity VIP Growth                                           5,769     77,706
 Fidelity VIP Growth Service Class 2                         859,431    253,069
 Fidelity VIP Mid Cap Service Class 2                      1,777,607     27,022
 Fidelity VIP Overseas                                        56,634     38,478
 Fidelity VIP Overseas Service Class 2                     1,952,945    407,968
 FTVIPT Franklin Small-Mid Cap Growth Securities Class 2   1,443,575    618,402
 FTVIPT Templeton Global Income Securities Class 2           611,177      3,180
 FTVIPT Templeton Growth Securities Class 2                2,619,880    732,296
 Janus Aspen Series Balanced Service Shares                  343,315    280,773
 Janus Aspen Series Mid Cap Growth Service Shares            493,985  1,242,213
 Janus Aspen Series Worldwide Growth Service Shares            8,001        508
 Lincoln VIPT Aggressive Growth                               24,000      1,488
 Lincoln VIPT Aggressive Growth Service Class                 22,165     11,181
 Lincoln VIPT Aggressive Profile Service Class               604,436    333,708
 Lincoln VIPT Bond                                         5,370,777  4,791,521
 Lincoln VIPT Bond Service Class                           9,605,639  2,341,691
 Lincoln VIPT Capital Appreciation                            52,398    238,611
 Lincoln VIPT Capital Appreciation Service Class             189,737     95,779
 Lincoln VIPT Conservative Profile Service Class             853,969     25,793
 Lincoln VIPT Core Service Class                              36,640        371
 Lincoln VIPT Equity-Income Service Class                    126,718      1,849
 Lincoln VIPT Global Asset Allocation                        337,120     88,756
 Lincoln VIPT Global Asset Allocation Service Class          273,140     13,066
 Lincoln VIPT Growth and Income Service Class                287,170      1,658
 Lincoln VIPT Growth Opportunities Service Class              56,530        116

Lincoln New York Account N for Variable Annuities

                                                         Aggregate   Aggregate
                                                         Cost of     Proceeds
Subaccount                                               Purchases   from Sales
-------------------------------------------------------------------------------
Lincoln VIPT International                               $ 1,714,958 $  354,912
Lincoln VIPT International Service Class                   3,464,832    734,810
Lincoln VIPT Moderate Profile Service Class                8,546,913    164,019
Lincoln VIPT Moderately Aggressive Profile Service Class   2,468,842    196,691
Lincoln VIPT Money Market                                  6,193,504  4,382,484
Lincoln VIPT Money Market Service Class                    6,409,388  4,089,246
Lincoln VIPT Social Awareness                                332,652     89,849
Lincoln VIPT Social Awareness Service Class                1,216,058    464,032
MFS VIT Capital Opportunities Service Class                   44,546     56,624
MFS VIT Emerging Growth                                        5,034     53,473
MFS VIT Emerging Growth Service Class                        300,717     97,043
MFS VIT Total Return                                         362,892    793,798
MFS VIT Total Return Service Class                         4,110,935  1,130,715
MFS VIT Utilities                                             62,084    286,925
MFS VIT Utilities Service Class                            3,233,744    385,386
NB AMT Mid-Cap Growth                                      1,548,337    511,310
NB AMT Regency                                             4,391,024    701,323
Putnam VT Growth & Income Class IB                             8,009     15,958
Putnam VT Health Sciences Class IB                            73,927     17,470
Scudder VIT EAFE Equity Index                                 68,921    387,480
Scudder VIT EAFE Equity Index Service Class                  375,069  1,371,569
Scudder VIT Equity 500 Index                               1,753,403  2,592,940
Scudder VIT Equity 500 Index Service Class                 2,089,406    977,523
Scudder VIT Small Cap Index                                  526,367    184,433
Scudder VIT Small Cap Index Service Class                  1,036,413    270,855

5. Investments
The following is a summary of investments owned at December 31, 2005.

                                                             Net
                                                   Shares    Asset  Fair Value
Subaccount                                         Owned     Value  of Shares   Cost of Shares
----------------------------------------------------------------------------------------------
AIM V.I. Growth                                       41,561 $17.25 $   716,929  $   770,336
AIM V.I. Growth Class II                              12,981  17.07     221,589      187,667
AIM V.I. International Growth                         23,751  23.17     550,308      322,648
AIM V.I. International Growth Class II                11,669  23.00     268,377      194,835
AIM V.I. Premier Equity                               66,965  22.32   1,494,660    1,591,416
AIM V.I. Premier Equity Class II                       2,325  22.18      51,558       40,217
ABVPSF Global Technology Class B                     101,368  15.63   1,584,386    1,685,779
ABVPSF Growth and Income Class B                     359,380  24.65   8,858,724    7,904,935
ABVPSF Large Cap Growth Class B                      108,805  26.54   2,887,696    2,584,657
ABVPSF Small/Mid Cap Value Class B                   128,276  16.99   2,179,412    1,898,661
American Century VP Inflation Protection Class 2   1,199,882  10.26  12,310,792   12,532,248
American Funds Global Growth Class 2                 192,169  19.52   3,751,130    3,393,787
American Funds Global Small Capitalization Class 2   304,532  21.12   6,431,724    4,831,514
American Funds Growth Class 2                        881,368  58.98  51,983,105   41,956,319
American Funds Growth-Income Class 2               1,340,751  38.12  51,109,430   45,207,488
American Funds International Class 2               1,204,607  18.92  22,791,161   17,100,948
Delaware VIPT Capital Reserves Service Class          27,194   9.65     262,424      264,294
Delaware VIPT Diversified Income Service Class       894,841   9.23   8,259,386    8,213,112
Delaware VIPT Emerging Markets Service Class         284,754  18.16   5,171,141    4,330,603
Delaware VIPT High Yield                             276,475   5.91   1,633,968    1,446,205
Delaware VIPT High Yield Service Class             1,408,160   5.90   8,308,142    7,943,627
Delaware VIPT REIT                                   144,867  18.77   2,719,155    1,906,693
Delaware VIPT REIT Service Class                     599,295  18.74  11,230,791    9,734,073
Delaware VIPT Small Cap Value                        108,654  30.83   3,349,807    2,406,886
Delaware VIPT Small Cap Value Service Class          264,378  30.76   8,132,266    7,110,802
Delaware VIPT Trend                                   60,597  32.53   1,971,232    1,525,668
Delaware VIPT Trend Service Class                    149,385  32.17   4,805,731    4,083,177
Delaware VIPT U.S. Growth Service Class              287,775   7.76   2,233,137    1,857,604

Lincoln New York Account N for Variable Annuities

                                                                   Net
                                                         Shares    Asset  Fair Value
Subaccount                                               Owned     Value  of Shares   Cost of Shares
----------------------------------------------------------------------------------------------------
Delaware VIPT Value                                         35,068 $19.23 $   674,349  $   542,189
Delaware VIPT Value Service Class                          237,508  19.20   4,560,150    4,206,872
Fidelity VIP Contrafund Service Class 2                    337,305  30.69  10,351,905    8,791,110
Fidelity VIP Equity-Income                                  73,823  25.49   1,881,754    1,601,608
Fidelity VIP Equity-Income Service Class 2                 145,389  25.17   3,659,430    3,285,358
Fidelity VIP Growth                                         21,981  33.70     740,775      748,011
Fidelity VIP Growth Service Class 2                         69,278  33.29   2,306,266    2,098,258
Fidelity VIP Mid Cap Service Class 2                        53,160  34.67   1,843,070    1,751,337
Fidelity VIP Overseas                                       18,876  20.61     389,042      231,830
Fidelity VIP Overseas Service Class 2                      210,133  20.44   4,295,127    3,451,550
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2    193,703  20.36   3,943,802    3,390,524
FTVIPT Templeton Global Income Securities Class 2           43,242  14.19     613,598      607,995
FTVIPT Templeton Growth Securities Class 2                 381,441  13.81   5,267,699    4,508,491
Janus Aspen Series Balanced Service Shares                  41,872  26.62   1,114,635    1,003,349
Janus Aspen Series Mid Cap Growth Service Shares            41,572  28.41   1,181,053      944,692
Janus Aspen Series Worldwide Growth Service Shares           1,194  27.76      33,144       30,283
Lincoln VIPT Aggressive Growth                               6,555  10.82      70,953       58,928
Lincoln VIPT Aggressive Growth Service Class                11,073  10.75     119,077       98,819
Lincoln VIPT Aggressive Profile Service Class               25,356  11.37     288,350      277,787
Lincoln VIPT Bond                                        1,841,945  12.62  23,245,342   23,871,365
Lincoln VIPT Bond Service Class                          1,588,621  12.62  20,049,985   20,685,362
Lincoln VIPT Capital Appreciation                           11,563  18.38     212,476      183,055
Lincoln VIPT Capital Appreciation Service Class             16,378  18.29     299,616      279,164
Lincoln VIPT Conservative Profile Service Class             79,662  10.57     842,347      828,676
Lincoln VIPT Core Service Class                              3,461  10.40      36,004       36,275
Lincoln VIPT Equity-Income Service Class                     7,017  17.98     126,171      124,865
Lincoln VIPT Global Asset Allocation                        31,788  14.54     462,035      441,468
Lincoln VIPT Global Asset Allocation Service Class          20,818  14.53     302,440      290,506
Lincoln VIPT Growth and Income Service Class                 9,087  31.65     287,597      285,514
Lincoln VIPT Growth Opportunities Service Class              4,694  12.49      58,636       56,421
Lincoln VIPT International                                 165,184  17.97   2,967,693    2,571,226
Lincoln VIPT International Service Class                   371,716  17.96   6,674,909    5,751,615
Lincoln VIPT Moderate Profile Service Class                786,124  10.85   8,527,084    8,383,917
Lincoln VIPT Moderately Aggressive Profile Service Class   210,677  11.08   2,334,517    2,271,457
Lincoln VIPT Money Market                                  733,244  10.00   7,332,439    7,332,439
Lincoln VIPT Money Market Service Class                    491,911  10.00   4,919,108    4,919,108
Lincoln VIPT Social Awareness                               42,487  32.26   1,370,593    1,118,636
Lincoln VIPT Social Awareness Service Class                 94,960  32.23   3,060,564    2,629,505
MFS VIT Capital Opportunities Service Class                 12,993  13.60     176,704      152,904
MFS VIT Emerging Growth                                     22,787  19.13     435,923      357,356
MFS VIT Emerging Growth Service Class                       31,661  18.92     599,027      523,523
MFS VIT Total Return                                       154,736  20.69   3,201,478    2,825,917
MFS VIT Total Return Service Class                         438,086  20.50   8,980,761    8,502,893
MFS VIT Utilities                                           64,562  23.74   1,532,695    1,112,391
MFS VIT Utilities Service Class                            190,339  23.56   4,484,385    3,858,276
NB AMT Mid-Cap Growth                                      222,808  20.28   4,518,545    3,594,811
NB AMT Regency                                             462,955  15.50   7,175,809    6,539,315
Putnam VT Growth & Income Class IB                           3,838  26.35     101,134       80,514
Putnam VT Health Sciences Class IB                          21,133  13.27     280,437      230,502
Scudder VIT Equity 500 Index                               468,390  13.11   6,140,593    5,298,336
Scudder VIT Equity 500 Index Service Class                 315,733  13.10   4,136,107    3,824,703
Scudder VIT Small Cap Index                                105,248  14.40   1,515,568    1,291,905
Scudder VIT Small Cap Index Service Class                  101,059  14.39   1,454,233    1,348,145

Lincoln New York Account N for Variable Annuities

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2005 is as follows:

                                                        Units     Units     Net Increase
Subaccount                                              Issued    Redeemed  (Decrease)
----------------------------------------------------------------------------------------
AIM V.I. Growth                                               711  (42,301)    (41,590)
AIM V.I. Growth Class II                                    5,128   (2,110)      3,018
AIM V.I. International Growth                               7,441   (4,783)      2,658
AIM V.I. International Growth Class II                      6,341   (3,712)      2,629
AIM V.I. Premier Equity                                       673  (22,740)    (22,067)
AIM V.I. Premier Equity Class II                            1,174   (5,233)     (4,059)
ABVPSF Global Technology Class B                           45,598  (48,139)     (2,541)
ABVPSF Growth and Income Class B                          180,869  (86,985)     93,884
ABVPSF Large Cap Growth Class B                            22,847  (44,602)    (21,755)
ABVPSF Small/Mid Cap Value Class B                         64,514  (12,138)     52,376
American Century VP Inflation Protection Class 2          742,790  (97,331)    645,459
American Funds Global Growth Class 2                      254,225   (8,180)    246,045
American Funds Global Small Capitalization Class 2        176,289  (41,844)    134,445
American Funds Growth Class 2                           1,440,539 (466,162)    974,377
American Funds Growth-Income Class 2                    1,477,567 (444,194)  1,033,373
American Funds International Class 2                      647,544 (181,584)    465,960
Delaware VIPT Capital Reserves Service Class               71,632  (45,191)     26,441
Delaware VIPT Diversified Income Service Class            573,419  (74,851)    498,568
Delaware VIPT Emerging Markets Service Class              276,901  (20,781)    256,120
Delaware VIPT High Yield                                   10,306  (57,775)    (47,469)
Delaware VIPT High Yield Service Class                    267,542 (104,701)    162,841
Delaware VIPT REIT                                          6,910  (19,256)    (12,346)
Delaware VIPT REIT Service Class                          289,692 (105,391)    184,301
Delaware VIPT Small Cap Value                               5,454  (26,608)    (21,154)
Delaware VIPT Small Cap Value Service Class               241,636  (42,422)    199,214
Delaware VIPT Trend                                         5,395  (25,820)    (20,425)
Delaware VIPT Trend Service Class                         142,677  (50,492)     92,185
Delaware VIPT U.S. Growth Service Class                    29,825  (36,840)     (7,015)
Delaware VIPT Value                                         5,201  (16,683)    (11,482)
Delaware VIPT Value Service Class                         218,556  (19,079)    199,477
Fidelity VIP Contrafund Service Class 2                   484,195 (205,016)    279,179
Fidelity VIP Equity-Income                                  4,803  (37,137)    (32,334)
Fidelity VIP Equity-Income Service Class 2                 95,227  (20,766)     74,461
Fidelity VIP Growth                                           348   (9,717)     (9,369)
Fidelity VIP Growth Service Class 2                        71,804  (19,820)     51,984
Fidelity VIP Mid Cap Service Class 2                      162,410   (2,467)    159,943
Fidelity VIP Overseas                                       5,985   (3,805)      2,180
Fidelity VIP Overseas Service Class 2                     136,541  (27,014)    109,527
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2   117,085  (59,667)     57,418
FTVIPT Templeton Global Income Securities Class 2          62,206     (114)     62,092
FTVIPT Templeton Growth Securities Class 2                191,205  (56,278)    134,927
Janus Aspen Series Balanced Service Shares                 27,573  (21,033)      6,540
Janus Aspen Series Mid Cap Growth Service Shares           36,555  (85,732)    (49,177)
Janus Aspen Series Worldwide Growth Service Shares            604       (8)        596
Lincoln VIPT Aggressive Growth                              1,794      (34)      1,760
Lincoln VIPT Aggressive Growth Service Class                1,665     (709)        956
Lincoln VIPT Aggressive Profile Service Class              57,735  (31,251)     26,484
Lincoln VIPT Bond                                         382,732 (361,200)     21,532
Lincoln VIPT Bond Service Class                           886,735 (242,706)    644,029
Lincoln VIPT Capital Appreciation                           4,270  (17,320)    (13,050)
Lincoln VIPT Capital Appreciation Service Class            15,554   (7,314)      8,240
Lincoln VIPT Conservative Profile Service Class            84,312   (2,188)     82,124
Lincoln VIPT Core Service Class                             4,043      (30)      4,013
Lincoln VIPT Equity-Income Service Class                   15,113     (149)     14,964
Lincoln VIPT Global Asset Allocation                       25,223   (6,891)     18,332
Lincoln VIPT Global Asset Allocation Service Class         22,744     (828)     21,916
Lincoln VIPT Growth and Income Service Class               27,817      (68)     27,749
Lincoln VIPT Growth Opportunities Service Class             5,120       (3)      5,117
Lincoln VIPT International                                 97,059  (19,577)     77,482
Lincoln VIPT International Service Class                  226,851  (47,315)    179,536
Lincoln VIPT Moderate Profile Service Class               827,493  (13,717)    813,776

Lincoln New York Account N for Variable Annuities

                                                                                    Units     Units     Net Increase
Subaccount                                                                          Issued    Redeemed  (Decrease)
--------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Moderately Aggressive Profile Service Class                              239,155  (18,638)    220,517
Lincoln VIPT Money Market                                                             602,831 (438,026)    164,805
Lincoln VIPT Money Market Service Class                                               652,881 (419,434)    233,447
Lincoln VIPT Social Awareness                                                          23,319   (5,198)     18,121
Lincoln VIPT Social Awareness Service Class                                            89,499  (31,018)     58,481
MFS VIT Capital Opportunities Service Class                                             3,160   (4,206)     (1,046)
MFS VIT Emerging Growth                                                                 1,123   (8,859)     (7,736)
MFS VIT Emerging Growth Service Class                                                  21,306   (8,154)     13,152
MFS VIT Total Return                                                                   12,712  (59,081)    (46,369)
MFS VIT Total Return Service Class                                                    312,423  (90,781)    221,642
MFS VIT Utilities                                                                       4,870  (22,818)    (17,948)
MFS VIT Utilities Service Class                                                       217,996  (24,608)    193,388
NB AMT Mid-Cap Growth                                                                 122,332  (36,090)     86,242
NB AMT Regency                                                                        277,537  (46,649)    230,888
Putnam VT Growth & Income Class IB                                                        460   (1,144)       (684)
Putnam VT Health Sciences Class IB                                                      6,427   (1,256)      5,171
Scudder VIT EAFE Equity Index                                                           4,406  (27,127)    (22,721)
Scudder VIT EAFE Equity Index Service Class                                            25,865  (93,532)    (67,667)
Scudder VIT Equity 500 Index                                                          137,856 (258,902)   (121,046)
Scudder VIT Equity 500 Index Service Class                                            166,185  (71,922)     94,263
Scudder VIT Small Cap Index                                                            29,660  (10,716)     18,944
Scudder VIT Small Cap Index Service Class                                              73,639  (17,553)     56,086

The change in units outstanding for the year ended December 31, 2004 is as follows:
                                                                                    Units     Units     Net Increase
Subaccount                                                                          Issued    Redeemed  (Decrease)
--------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth                                                                         5,316  (76,073)    (70,757)
AIM V.I. Growth Class II                                                                6,556   (2,954)      3,602
AIM V.I. International Growth                                                           8,823  (13,387)     (4,564)
AIM V.I. International Growth Class II                                                  9,633   (5,007)      4,626
AIM V.I. Premier Equity                                                                 2,836  (54,750)    (51,914)
AIM V.I. Premier Equity Class II                                                        1,462   (1,569)       (107)
ABVPSF Growth and Income Class B                                                      257,507 (105,252)    152,255
ABVPSF Large Cap Growth Class B                                                        65,382  (61,776)      3,606
ABVPSF Small/Mid Cap Value Class B                                                     41,041   (3,953)     37,088
ABVPSF Global Technology Class B                                                       66,528  (41,341)     25,187
American Century VP Inflation Protection Class 2                                      563,495  (23,215)    540,280
American Funds Global Growth Class 2                                                   59,026     (713)     58,313
American Funds Global Small Capitalization Class 2                                    165,669  (47,624)    118,045
American Funds Growth Class 2                                                       1,425,543 (325,890)  1,099,653
American Funds Growth-Income Class 2                                                1,497,201 (285,232)  1,211,969
American Funds International Class 2                                                  505,678 (121,682)    383,996
Delaware VIPT Diversified Income Service Class                                        294,897  (13,338)    281,559
Delaware VIPT Emerging Markets Service Class                                           68,576   (1,417)     67,159
Delaware VIPT High Yield                                                               55,039 (177,121)   (122,082)
Delaware VIPT High Yield Service Class                                                333,936 (160,981)    172,955
Delaware VIPT REIT                                                                     22,154  (13,008)      9,146
Delaware VIPT REIT Service Class                                                      300,445  (45,706)    254,739
Delaware VIPT Small Cap Value                                                          65,774  (63,321)      2,453
Delaware VIPT Small Cap Value Service Class                                           204,275  (77,478)    126,797
Delaware VIPT Trend                                                                    32,189  (55,289)    (23,100)
Delaware VIPT Trend Service Class                                                     154,197  (36,772)    117,425
Delaware VIPT U.S. Growth Service Class                                               182,482  (38,088)    144,394
Delaware VIPT Value                                                                    12,344   (9,344)      3,000
Delaware VIPT Value Service Class                                                      92,292  (26,024)     66,268
Fidelity VIP Contrafund Service Class 2                                               319,187  (26,159)    293,028
Fidelity VIP Equity-Income                                                             19,709  (28,024)     (8,315)
Fidelity VIP Equity-Income Service Class 2                                            124,070  (19,445)    104,625
Fidelity VIP Growth                                                                       363  (58,054)    (57,691)
Fidelity VIP Growth Service Class 2                                                    81,415   (6,869)     74,546
Fidelity VIP Overseas                                                                  11,032   (7,517)      3,515

Lincoln New York Account N for Variable Annuities

                                                        Units     Units     Net Increase
Subaccount                                              Issued    Redeemed  (Decrease)
----------------------------------------------------------------------------------------
Fidelity VIP Overseas Service Class 2                     128,841  (21,980)    106,861
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2   143,285  (79,610)     63,675
FTVIPT Templeton Growth Securities Class 2                115,553  (17,945)     97,608
Janus Aspen Series Balanced Service Shares                 82,908  (49,549)     33,359
Janus Aspen Series Mid Cap Growth Service Shares          120,749   (6,867)    113,882
Janus Aspen Series Worldwide Growth Service Shares          4,818   (3,952)        866
Lincoln VIPT Aggressive Growth                              1,440   (1,036)        404
Lincoln VIPT Aggressive Growth Service Class                6,488     (543)      5,945
Lincoln VIPT Bond                                         749,332 (449,640)    299,692
Lincoln VIPT Bond Service Class                         1,347,242 (245,624)  1,101,618
Lincoln VIPT Capital Appreciation                          23,840   (4,568)     19,272
Lincoln VIPT Capital Apprec Service Class                  12,978   (8,345)      4,633
Lincoln VIPT Global Asset Allocation                       14,228       (1)     14,227
Lincoln VIPT Global Asset Allocation Service Class            972      (84)        888
Lincoln VIPT International                                 65,497   (5,015)     60,482
Lincoln VIPT International Service Class                  219,455  (30,019)    189,436
Lincoln VIPT Money Market                                 564,416 (605,500)    (41,084)
Lincoln VIPT Money Market Service Class                   400,297 (249,830)    150,467
Lincoln VIPT Social Awareness                              44,234   (4,508)     39,726
Lincoln VIPT Social Awareness Service Class               147,026  (17,666)    129,360
MFS VIT Capital Opportunities Service Class                 6,954     (902)      6,052
MFS VIT Emerging Growth                                     9,554  (43,416)    (33,862)
MFS VIT Emerging Growth Service Class                      21,628  (12,466)      9,162
MFS VIT Total Return                                       17,085  (57,125)    (40,040)
MFS VIT Total Return Service Class                        222,438  (51,027)    171,411
MFS VIT Utilities                                           5,929  (28,466)    (22,537)
MFS VIT Utilities Service Class                            44,198  (12,268)     31,930
NB AMT Mid-Cap Growth                                     135,032  (21,245)    113,787
NB AMT Regency                                            198,447  (24,541)    173,906
Putnam VT Growth & Income Class IB                          1,700   (2,138)       (438)
Putnam VT Health Sciences Class IB                          6,525   (2,099)      4,426
Scudder VIT EAFE Equity Index                              17,876   (3,049)     14,827
Scudder VIT EAFE Equity Index Service Class                65,722   (5,004)     60,718
Scudder VIT Equity 500 Index                              297,783 (120,206)    177,577
Scudder VIT Equity 500 Index Service Class                206,938  (19,700)    187,238
Scudder VIT Small Cap Index                                39,904   (7,971)     31,933
Scudder VIT Small Cap Index Service Class                  41,158   (1,988)     39,170

Report of Independent Registered Public Accounting Firm

Board of Directors of Lincoln Life & Annuity Company of New York
   and
Contract Owners of Lincoln New York Account N for Variable Annuities

We have audited the accompanying statement of assets and liabilities of Lincoln New York Account N for Variable Annuities ("Variable Account") comprised of the subaccounts described in Note 1 as of December 31, 2005, the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln New York Account N for Variable Annuities at December 31, 2005, the results of their operations for the year then ended, and changes in their net assets for each of the two years in the period then ended in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 1, 2006

                  Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Company of New York

Balance Sheets

                                                                     2005        2004
                                                                  ----------  ----------
                                                                      (000s omitted)
                                                                  ----------------------
ASSETS
Investments:
 Securities available-for-sale, at fair value:
   Fixed maturity (cost: 2005 -- $2,011,766; 2004 -- $1,958,675)  $2,062,104  $2,065,144
------------------------------------------------------------------
   Equity (cost: $2,515)                                               2,581       2,760
------------------------------------------------------------------
 Mortgage loans on real estate                                       182,249     168,765
------------------------------------------------------------------
 Policy loans                                                        148,339     157,975
------------------------------------------------------------------
 Other investments                                                     3,388       2,047
                                                                  ----------  ----------
------------------------------------------------------------------
Total Investments                                                  2,398,661   2,396,691
------------------------------------------------------------------
Cash and invested cash                                                16,362      49,757
------------------------------------------------------------------
Deferred acquisition costs                                           138,040      81,980
------------------------------------------------------------------
Accrued investment income                                             29,648      31,087
------------------------------------------------------------------
Assets held in separate accounts                                   1,199,745     816,829
------------------------------------------------------------------
Amounts recoverable from reinsurers                                   92,455      87,337
------------------------------------------------------------------
Goodwill                                                             109,512     109,512
------------------------------------------------------------------
Other intangible assets                                              116,667     130,689
------------------------------------------------------------------
Other assets                                                          37,496      31,666
                                                                  ----------  ----------
------------------------------------------------------------------
Total Assets                                                      $4,138,586  $3,735,548
                                                                  ==========  ==========
------------------------------------------------------------------
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Insurance and Investment Contract Liabilities:
 Insurance policy and claim reserves                              $1,152,377  $1,125,098
------------------------------------------------------------------
 Contractholder funds                                              1,086,985   1,074,817
                                                                  ----------  ----------
------------------------------------------------------------------
Total Insurance and Investment Contract Liabilities                2,239,362   2,199,915
------------------------------------------------------------------
Liabilities related to separate accounts                           1,199,745     816,829
------------------------------------------------------------------
Federal income taxes payable                                          35,478      45,898
------------------------------------------------------------------
Other liabilities                                                     71,692      90,347
                                                                  ----------  ----------
------------------------------------------------------------------
Total Liabilities                                                  3,546,277   3,152,989
                                                                  ----------  ----------
------------------------------------------------------------------
Shareholder's Equity:
Common stock -- $100 par value,
  authorized, issued and outstanding shares -- 20,000
  (owned by The Lincoln National Life Insurance Company)               2,000       2,000
------------------------------------------------------------------
Retained earnings                                                    572,226     542,990
------------------------------------------------------------------
Accumulated Other Comprehensive Income:
 Net unrealized gain on securities available-for-sale                 18,156      37,613
------------------------------------------------------------------
 Minimum pension liability adjustment                                    (73)        (44)
                                                                  ----------  ----------
------------------------------------------------------------------
Total Accumulated Other Comprehensive Income                          18,083      37,569
                                                                  ----------  ----------
------------------------------------------------------------------
Total Shareholder's Equity                                           592,309     582,559
                                                                  ----------  ----------
------------------------------------------------------------------
Total Liabilities and Shareholder's Equity                        $4,138,586  $3,735,548
                                                                  ==========  ==========
------------------------------------------------------------------

See accompanying notes to the Financial Statements.

Lincoln Life & Annuity Company of New York

Statements of Income

                                                                                 2005      2004      2003
                                                                               --------  --------  --------
                                                                                      (000s omitted)
                                                                               ----------------------------
Revenue:
Insurance premiums                                                             $  6,441  $ 11,281  $ 12,392
-------------------------------------------------------------------------------
Insurance fees                                                                   77,759    69,519    64,087
-------------------------------------------------------------------------------
Net investment income                                                           138,390   138,691   136,654
-------------------------------------------------------------------------------
Realized gain (loss) on investments                                              (3,416)   (4,643)    7,145
-------------------------------------------------------------------------------
Other revenue and fees                                                              678       744     2,741
                                                                               --------  --------  --------
-------------------------------------------------------------------------------
Total Revenue                                                                   219,852   215,592   223,019
                                                                               --------  --------  --------
-------------------------------------------------------------------------------

Benefits and Expenses:
Benefits                                                                        118,791   118,203   121,551
-------------------------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses                          58,377    52,148    57,647
                                                                               --------  --------  --------
-------------------------------------------------------------------------------
Total Benefits and Expenses                                                     177,168   170,351   179,198
                                                                               --------  --------  --------
-------------------------------------------------------------------------------
Income before Federal Income Taxes and Cumulative Effect of Accounting Changes   42,684    45,241    43,821
-------------------------------------------------------------------------------
Federal income taxes                                                             13,579    15,284    14,286
                                                                               --------  --------  --------
-------------------------------------------------------------------------------
Income before Cumulative Effect of Accounting Changes                            29,105    29,957    29,535
-------------------------------------------------------------------------------
Cumulative Effect of Accounting Changes (net of Federal income taxes)                --        91      (232)
                                                                               --------  --------  --------
-------------------------------------------------------------------------------
Net Income                                                                     $ 29,105  $ 30,048  $ 29,303
------------------------------------------------------------------------------ ========  ========  ========



See accompanying notes to the Financial Statements.

Lincoln Life & Annuity Company of New York

Statements of Shareholder's Equity

                                                                                 2005      2004      2003
                                                                               --------  --------  --------
                                                                                      (000s omitted)
                                                                               ----------------------------
Common Stock:
Balance at beginning and end-of-year                                           $  2,000  $  2,000  $  2,000
-------------------------------------------------------------------------------

Retained Earnings:
Balance at beginning-of-year                                                    542,990   512,783   483,219
-------------------------------------------------------------------------------
Comprehensive income                                                              9,619    27,802    29,276
-------------------------------------------------------------------------------
Less other comprehensive income (loss) (net of federal income tax):
 Net unrealized gain on securities available-for-sale, net of reclassification
   adjustment                                                                   (19,457)   (2,207)      (22)
-------------------------------------------------------------------------------
 Minimum pension liability adjustment                                               (29)      (39)       (5)
                                                                               --------  --------  --------
-------------------------------------------------------------------------------
Net Income                                                                       29,105    30,048    29,303
-------------------------------------------------------------------------------
Capital contributions for LNC stock compensation plans                              131       159       261
                                                                               --------  --------  --------
-------------------------------------------------------------------------------
Balance at End-of-Year                                                          572,226   542,990   512,783
                                                                               --------  --------  --------
-------------------------------------------------------------------------------

Net Unrealized Gain on Securities Available-for-Sale:
Balance at beginning-of-year                                                     37,613    39,820    39,842
-------------------------------------------------------------------------------
Change during the year                                                          (19,457)   (2,207)      (22)
                                                                               --------  --------  --------
-------------------------------------------------------------------------------
Balance at End-of-Year                                                           18,156    37,613    39,820
                                                                               --------  --------  --------
-------------------------------------------------------------------------------

Minimum Pension Liability Adjustment:
Balance at beginning-of-year                                                        (44)       (5)       --
-------------------------------------------------------------------------------
Change during the year                                                              (29)      (39)       (5)
                                                                               --------  --------  --------
-------------------------------------------------------------------------------
Balance at End-of-Year                                                              (73)      (44)       (5)
                                                                               --------  --------  --------
-------------------------------------------------------------------------------
Total Shareholders' Equity at End-of-Year                                      $592,309  $582,559  $554,598
------------------------------------------------------------------------------ ========  ========  ========


See accompanying notes to the Financial Statements.

Lincoln Life & Annuity Company of New York

Statements of Cash Flows

                                                                                     2005       2004       2003
                                                                                  ---------  ---------  ---------
                                                                                           (000s omitted)
                                                                                  -------------------------------
Cash Flows from Operating Activities:
Net income                                                                        $  29,105  $  30,048  $  29,303
----------------------------------------------------------------------------------
Adjustments to reconcile net income to net cash provided by operating activities:
 Deferred acquisition costs                                                         (34,076)   (26,183)   (26,459)
----------------------------------------------------------------------------------
 Policy liabilities and accruals                                                    (38,567)   (30,763)   (34,001)
----------------------------------------------------------------------------------
 Contractholder funds                                                                46,517     47,112     48,472
----------------------------------------------------------------------------------
 Amounts recoverable from reinsurers                                                 (5,118)   (14,139)      (621)
----------------------------------------------------------------------------------
 Federal income taxes                                                                   648      4,642     20,716
----------------------------------------------------------------------------------
 Amortization of other intangible assets                                             14,023     13,592     12,048
----------------------------------------------------------------------------------
 Realized loss on investments and derivative instruments                              3,416      4,643      2,542
----------------------------------------------------------------------------------
 Other                                                                                3,241     (6,314)    31,530
                                                                                  ---------  ---------  ---------
----------------------------------------------------------------------------------
   Net Adjustments                                                                   (9,916)    (7,410)    54,227
                                                                                  ---------  ---------  ---------
----------------------------------------------------------------------------------
   Net Cash Provided by Operating Activities                                         19,189     22,638     83,530
                                                                                  ---------  ---------  ---------
----------------------------------------------------------------------------------

Cash Flows from Investing Activities:
Securities-available-for-sale:
 Purchases                                                                         (286,452)  (308,239)  (595,799)
----------------------------------------------------------------------------------
 Sales                                                                               47,289     88,488    279,218
----------------------------------------------------------------------------------
 Maturities                                                                         181,805    164,207    177,687
----------------------------------------------------------------------------------
Purchase of other investments                                                       (41,305)   (54,189)   (56,209)
----------------------------------------------------------------------------------
Sale or maturity of other investments                                                35,795     32,957     32,398
----------------------------------------------------------------------------------
Other                                                                               (19,439)    30,233      9,005
                                                                                  ---------  ---------  ---------
----------------------------------------------------------------------------------
   Net Cash Used in Investing Activities                                            (82,307)   (46,543)  (153,700)
                                                                                  ---------  ---------  ---------
----------------------------------------------------------------------------------

Cash Flows from Financing Activities:
Universal life and investment contract deposits                                     239,513    246,242    284,899
----------------------------------------------------------------------------------
Universal life and investment contract withdrawals                                 (193,727)  (165,059)  (148,585)
----------------------------------------------------------------------------------
Investment contract transfers                                                       (15,939)   (43,749)   (45,015)
----------------------------------------------------------------------------------
Common stock issued for benefit plans                                                  (124)      (145)        --
                                                                                  ---------  ---------  ---------
----------------------------------------------------------------------------------
   Net Cash Provided by Financing Activities                                         29,723     37,289     91,299
                                                                                  ---------  ---------  ---------
----------------------------------------------------------------------------------
   Net Increase (Decrease) in Cash and Invested Cash                                (33,395)    13,384     21,129
------------------------------------------------------------------------------------------------------------------
Cash and Invested Cash at Beginning-of-Year                                          49,757     36,373     15,244
                                                                                  ---------  ---------  ---------
----------------------------------------------------------------------------------
   Cash and Invested Cash at End-of-Year                                          $  16,362  $  49,757  $  36,373
--------------------------------------------------------------------------------- =========  =========  =========

See accompanying notes to the Financial Statements.

Lincoln Life & Annuity Company of New York

Notes to Financial Statements

--------------------------------------------------------------------------------
1. Summary of Significant Accounting Policies

Lincoln Life & Annuity Company of New York (the "Company" which may also be referred to as "we" or "us") is a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), which is a wholly-owned subsidiary of Lincoln National Corporation ("LNC"). The Company's principal business consists of underwriting annuities and life insurance contracts sold through multiple distribution channels. The Company conducts business only in New York. Operations are divided into two business segments: Lincoln Retirement and Life Insurance. These Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The balance sheet information presented in these financial statements and notes thereto is as of December 31 for each respective year. The statement of income information is for the year ended December 31 for each respective year.

Use of Estimates
The nature of the insurance business requires management to make numerous estimates and assumptions that affect the amounts reported in the Financial Statements and accompanying notes. Actual results may differ from those estimates.

Investments
Securities available-for-sale consists of fixed maturity and equity securities, which are carried at fair value. The cost of available-for-sale fixed maturity securities is adjusted for amortization of premiums and discounts. The cost of available-for-sale fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other than temporary.

For the mortgage-backed securities portion of the available-for-sale fixed maturity securities portfolio, we recognize investment income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When the effective yield changes, the carrying value of the security is adjusted prospectively. This adjustment is reflected in net investment income.

Mortgage loans on real estate are carried at the outstanding principal balances adjusted for amortization of premiums and discounts and are net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, the cost is adjusted or a provision for loss is established equal to the difference between the amortized cost of the mortgage loan and the estimated value. Estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; or 3) the fair value of the collateral. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. The net provision for losses is reported as realized gain
(loss) on investments. Interest income on mortgage loans includes interest collected, the change in accrued interest, and amortization of premiums and discounts. Mortgage loan fees and costs are recorded in net investment income as they are incurred.

Policy loans are carried at aggregate unpaid balances.

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

Realized gain (loss) on investments includes realized gains and (losses) from the sale of investments and net gain (loss) on reinsurance embedded derivative. See Note 3 for additional detail. Realized gain (loss) on investments is recognized in net income, net of associated amortization of deferred acquisition costs and investment expenses, using the specific identification method. Changes in the fair values of available-for-sale securities carried at fair value are reported as a component of accumulated other comprehensive income, after deductions for related adjustments for deferred acquisition costs and amounts required to satisfy policyholder commitments that would have been recorded had these securities been sold at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

Derivative Instruments
We recognize all derivative instruments as either assets or liabilities in the Balance Sheet at fair value. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. The Company did have derivative instruments that were economic hedges, but were not designated as hedging instruments under Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133").

We have certain modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements with embedded derivatives related to the funds withheld assets. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the fair value of these derivatives are recorded in net income as they occur.

See Note 8 for further discussion of our accounting policy for derivative instruments.

Property and Equipment
Property and equipment owned for company use is included in other assets in our Balance Sheet and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets.

Premiums and Fees on Investment Products and Universal Life and Traditional Life Insurance Products

Investment Products and Universal Life Insurance Products: Investment products consist primarily of individual and group

Lincoln Life & Annuity Company of New York variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance. Revenues for investment products and universal life insurance products consist of net investment income, asset based fees, cost of insurance charges, percent of premium charges, policy administration charges and surrender charges that have been assessed and earned against policy account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contractholder in accordance with contractual terms.

Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the policyholder.

Assets Held in Separate Accounts/Liabilities Related to Separate Accounts Assets and liabilities related to separate accounts represent segregated funds administered and invested by us for the exclusive benefit of pension and variable life and annuity contractholders. Both the assets and liabilities are carried at fair value. The fees earned by us for administrative and contractholder maintenance services performed for these separate accounts are included in insurance fee revenue.

Deferred Acquisition Costs, Deferred Front End Loads, Deferred Sales Inducements Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. The methodology for determining the amortization of acquisition costs varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments"
("SFAS 97") and SFAS No. 60, "Accounting and Reporting by Insurance
Enterprises" ("SFAS 60"). Under SFAS No. 97, acquisition costs for universal life, variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are amortized over the lives of the policies in relation to the incidence of estimated gross profits from surrender charges, investment, mortality net of reinsurance ceded and expense margins, and actual realized gain (loss) on investments. Past amortization amounts are adjusted when revisions are made to the estimates of current or future gross profits expected from a group of products. Policy lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Policy lives for fixed and variable deferred annuities are 14 to 18 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term, or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable experience.

Under SFAS 60, acquisition costs for traditional life insurance products, which include whole life and term life insurance contracts are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There are currently no deferred acquisition costs ("DAC") being amortized under SFAS 60 for fixed and variable payout annuities.

For all SFAS 97 and SFAS 60 policies, amortization is based on assumptions consistent with those used in the development of the underlying policy form adjusted for emerging experience and expected trends.

Policy sales charges that are collected in the early years of an insurance policy have been deferred (referred to as "deferred front-end loads" or "DFEL") and are amortized into income over the life of the policy in a manner consistent with that used for DAC. (See above for discussion of amortization methodologies.)

Bonus credits and amounts credited to policyholders for enhanced interest rates on variable annuity contracts that are under dollar cost averaging ("DCA") funding arrangements are considered sales inducement and deferred as a sales inducement asset (referred to as "deferred sales inducements" or "DSI") included in other assets. DSI is amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

Benefits and Expenses
Benefits and expenses for universal life-type and other interest-sensitive life insurance products include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in the Company's general account during 2003 through 2005 ranged from 4.00% to 7.00%. For traditional life, group health and disability income products, benefits and expenses, other than deferred acquisition costs, are recognized when incurred in a manner consistent with the related premium recognition policies. Benefits and expenses includes the change in reserves for annuity products with guaranteed benefits, such as guaranteed minimum death benefits ("GMDB") and guaranteed income benefits ("GIB"), and the change in fair values of guarantees for annuity products with guaranteed minimum withdrawal benefits ("GMWB").

Lincoln Life & Annuity Company of New York

Goodwill and Other Intangible Assets
Goodwill, as measured by the excess of the cost of acquired subsidiaries or businesses over the fair value of net assets acquired, is not amortized, but is subject to impairment tests conducted at least annually.

Other intangible assets for acquired insurance businesses consist of the value of existing blocks of business (referred to as the "present value of in-force"). The present value of in-force ("PVIF") is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products acquired, (i.e., variable deferred annuities) and over the premium paying period for insurance products acquired, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for PVIF vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. PVIF is amortized in a manner consistent with DAC.

The carrying values of other intangible assets are reviewed periodically for indicators of impairment in value that are other than temporary, including unexpected or adverse changes in the following: (1) the economic or competitive environments in which the company operates, (2) profitability analyses,
(3) cash flow analyses, and (4) the fair value of the relevant subsidiary. If there was an indication of impairment then the cash flow method would be used to measure the impairment and the carrying value would be adjusted as necessary.

Insurance and Investment Contract Liabilities
The liabilities for future policy benefits and claim reserves for universal and variable universal life insurance policies consist of policy account balances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future insurance policy benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of policy issue. Interest assumptions for traditional direct individual life reserves for all policies range from 2.25% to 7.00% depending on the time of policy issue. The interest assumptions for immediate and deferred paid-up annuities range from 0.75% to 13.50%.

Beginning January 1, 2004, the liabilities for future claim reserves for variable annuity products containing GMDB features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to DAC. Prior to January 1, 2004, the liabilities for future claim reserves for the GMDB feature were a function of the net amount at risk ("NAR"), mortality, persistency and incremental death benefit mortality and expense assessments ("M&E") expected to be incurred over the period of time for which the NAR was positive.

With respect to its insurance and investment contract liabilities, the Company continually reviews its: 1) overall reserve position; 2) reserving techniques and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by the Company includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2005 and 2004 participating policies comprised 3% and 4% of the face amount of insurance in-force, and dividend expenses were $5.8 million, $5.8 million and $4.8 million for the years ended December 31, 2005, 2004, and 2003, respectively.

Reinsurance
The Company enters into reinsurance agreements with other companies in the normal course of its business. All reinsurance agreements, excluding Modco agreements, are reported on a gross basis. Modco agreements are reported net, since there is a right of offset.

Post-retirement Medical and Life Insurance Benefits
The Company accounts for its post-retirement medical and life insurance benefits using the full accrual method.

Stock Based Compensation
The Company expenses the fair value of stock awards included in its incentive compensation plans. On the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in shareholders' equity. For additional information on stock based incentive compensation see Note 7.

Income Taxes
The Company has elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, the Company provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that the Company will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

Reclassifications
Certain amounts reported in prior years' Financial Statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications have no effect on net income or shareholder's equity of the prior years.

Lincoln Life & Annuity Company of New York

Notes to Financial Statements

--------------------------------------------------------------------------------
2. Changes in Accounting Principles and Changes in Estimates


SFAS No. 123(r) -- Accounting for Share-Based Payment.

In December 2004, the Financial Accounting Standards Board ("FASB") issued SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(r)"), which is a revision of SFAS 123, "Accounting for Stock-based Compensation." SFAS 123(r) requires recognition in the income statement of all share-based payments to employees based on their fair values. We had previously adopted the retroactive restatement method under SFAS 148, "Accounting for Stock-based Compensation -- Transition and Disclosure," and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994.

We currently use the Black-Scholes formula to estimate the value of stock options granted to employees. We are evaluating the use of other acceptable option valuation models upon the required adoption of SFAS 123(r). SFAS 123(r) also requires the reporting of the benefits of tax deductions in excess of recognized compensation as financing cash flow rather than as an operating cash flow. In April 2005, the Securities and Exchange Commission ("SEC") deferred required implementation to January 1, 2006. We do not expect the adoption of SFAS 123(r) to have a material effect on our results of operations, operating cash flows or financial position.

Statement of Position 05-1.

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 addresses the accounting for DAC on internal replacements other than those described in SFAS 97. An internal replacement is defined by SOP 05-1 as a modification in product benefits, features, rights or coverages that occurs by (a) exchanging the contract for a new contract, (b) amending, endorsing or attaching a rider to the contract, or
(c) electing a feature or coverage within a replaced contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract, and any unamortized DAC, unearned revenue and deferred sales charges must be written-off. SOP 05-1 is to be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. We expect to adopt SOP 05-1 effective January 1, 2007. We are currently evaluating the potential effects of SOP 05-1 on our financial condition and results of operations.

EITF 03-1 -- The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments.

In March 2004, the FASB's Emerging Issues Task Force ("EITF") reached a final consensus on Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("EITF 03-1"). EITF 03-1 established impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also required the accrual of income on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made.

In September 2004, the FASB delayed the effective date of the accounting and measurement provisions of EITF 03-1 in order to consider further guidance. However, the disclosure requirements and the definition of other-than-temporary impairment ("OTTI") included in EITF 03-1 were not delayed, and accordingly we adopted the definition of OTTI to evaluate all securities within the scope of EITF 03-1 and provided the required disclosures.

In November 2005, the FASB issued FASB Staff Position ("FSP") FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of EITF 03-1, references existing OTTI guidance, and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." FSP 115-1 will be applied prospectively and is effective for reporting periods beginning after December 15, 2005. We will adopt FSP 115-1 on January 1, 2006. Our existing policies for recognizing OTTIs are consistent with the guidance in FSP 115-1, therefore we do not expect the adoption will have an effect on our consolidated financial condition or results of operations.

SFAS No. 155 -- Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;
(b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and,
(d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument. We expect to

Lincoln Life & Annuity Company of New York adopt SFAS 155 for all financial instruments acquired, issued, or subject to a remeasurement event occurring after January 1, 2007. Upon adoption of SFAS 155, the fair value election may also be applied to hybrid financial instruments that had previously been bifurcated pursuant to SFAS 133. Prior period restatement is not permitted. We are currently evaluating the potential effects of SFAS 155 on our consolidated financial condition and results of operations.

Statement of Position 03-1

In July 2003, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("the SOP").

The SOP provides guidance related to the reporting and disclosure of certain insurance contracts and separate accounts, including guidance for computing reserves for products with guaranteed benefits, such as GMDB, and for products with annuitization benefits such as guaranteed minimum income benefits. In addition, the SOP addresses the presentation and reporting of separate accounts, the capitalization and amortization of sales inducements, and secondary guarantees on universal-life type contracts. The Company implemented the provisions of the SOP as of January 1, 2004. Adjustments arising from implementation were not material and have been recorded in net income as a cumulative effect of accounting change.

FSP FAS 97-1 -- Situations in Which Paragraphs of FASB Statement No. 97 Permit or Require Accrual of an Unearned Revenue Liability.

In June 2004, the FASB issued FSP FAS 97-1 ("FSP 97-1"), which was effective for the third quarter 2004. FSP 97-1 clarified that SOP 03-1 did not restrict the recording of a liability for unearned revenue as defined in accordance with paragraphs 17(b) and 20 of SFAS 97 to only those situations where profits are followed by expected losses. We implemented the requirements of FSP 97-1, and they did not have any effect on our results of operations.

FSP FAS -- 106-2 -- Accounting and Disclosure Requirements Related to the Medicare Prescription Drug Improvement and Modernization Act of 2003.

In May 2004, the FASB issued FSP FAS 106-2 ("FSP 106-2"), to provide accounting guidance related to the Medicare Prescription Drug Improvement and Modernization Act of 2003 ("the Medicare Act"), which became law in December 2003. The Medicare Act introduces a prescription drug benefit under Medicare, and a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. FSP 106-2 requires sponsors of a post-retirement health care plan that provides retiree prescription drug benefits to reflect the provisions of the Medicare Act in determining post-retirement benefit cost for the first annual or interim period starting after June 15, 2004. We completed our analysis and incorporated the provisions of the Medicare Act in determining other post-retirement benefit costs and the accumulated post-retirement benefit obligation in the third quarter of 2004. Implementation of FSP 106-2 did not have a material effect on our results of operations. For additional information, see Note 7. During 2005, we became eligible to receive the federal subsidy available under the Medicare Act, as the retiree prescription drug benefits included in our retiree medical benefit plan are at least actuarially equivalent to Medicare Part D.

Accounting for Modified Coinsurance

During the fourth quarter of 2003, the Company implemented the FASB's Derivative Implementation Group Statement 133 Implementation Issue No. B36 ("DIG B36"). DIG B36 provides that the embedded derivatives included within Modco and CFW reinsurance agreements must be accounted for separately from the underlying reinsurance agreements. The effective date for implementation of DIG B36 for the Company was the October 1, 2003 start date of the fourth quarter. At the time of adoption, the Company recorded a charge to net income of $0.4 million pre-tax ($0.2 million after-tax) as a cumulative effect of a change in accounting, representing the fair value of the embedded derivatives included in various Modco and CFW reinsurance agreements. In conjunction with recording the above charge, the Company also recorded an increase in Other Comprehensive Income relating to the fact that prior to the adoption of DIG B36 the net unrealized gains on the underlying available-for-sale securities supporting these reinsurance agreements had been accounted for as gains benefiting the reinsurance companies assuming the risks under these Modco and CFW reinsurance agreements.

Effective with the fourth quarter of 2003, changes in the fair value of the embedded derivative as measured by the changes in the fair value of available-for-sale securities supporting these reinsurance arrangements, flows through net income.

Lincoln Life & Annuity Company of New York

--------------------------------------------------------------------------------
3. Investments

The amortized cost, gross unrealized gain and loss, and fair value of securities available-for-sale are as follows:

                                             Amortized Cost Gains  Losses  Fair Value
                                             -------------- ------ ------  ----------
                                                          (in millions)
                                             ----------------------------------------
2005:
  Corporate bonds...........................    $1,546.3    $ 58.9 $(15.8)  $1,589.4
  U.S. government bonds.....................        10.8       0.6     --       11.4
  Foreign government bonds..................        15.6       2.2     --       17.8
  Asset and mortgage-backed securities:
    Mortgage pass-through securities........        40.2       1.1   (0.5)      40.8
    Collateralized mortgage obligations.....       155.8       0.7   (1.8)     154.7
    Commercial mortgage backed securities...       208.4       5.3   (1.8)     211.9
    Other asset-backed securities...........         7.3       0.1     --        7.4
  State and municipal bonds.................        22.8       0.8   (0.1)      23.5
  Redeemable preferred stocks...............         4.6       0.6     --        5.2
                                               ---------    ------ ------   --------
       Total fixed maturity securities......     2,011.8      70.3  (20.0)   2,062.1
Equity securities...........................         2.5       0.1     --        2.6
                                               ---------    ------ ------   --------
       Total................................   $ 2,014.3    $ 70.4 $(20.0)  $2,064.7
                                               =========    ====== ======   ========
2004:
  Corporate bonds...........................   $ 1,518.3    $ 91.7 $ (5.6)  $1,604.4
  U.S. government bonds.....................        11.4       0.8     --       12.2
  Foreign government bonds..................        17.6       2.3     --       19.9
  Asset and mortgage-backed securities:
    Mortgage pass-through securities........        43.9       1.7   (0.1)      45.5
    Collateralized mortgage obligations.....       131.9       2.5   (0.3)     134.1
    Commercial mortgage backed securities...       199.4      11.5   (0.5)     210.4
    Other asset-backed securities...........        12.8       0.6     --       13.4
  State and municipal bonds.................        20.8       1.1     --       21.9
  Redeemable preferred stocks...............         2.6       0.7     --        3.3
                                               ---------    ------ ------   --------
       Total fixed maturity securities......     1,958.7     112.9   (6.5)   2,065.1
Equity securities...........................         2.5       0.3     --        2.8
                                               ---------    ------ ------   --------
       Total................................   $ 1,961.2    $113.2 $ (6.5)  $2,067.9
                                               =========    ====== ======   ========

Lincoln Life & Annuity Company of New York

Future maturities of fixed maturity securities available-for-sale are as follows:

                                            Amortized Cost Fair Value
                                            -------------- ----------
                                                  (in millions)
                                            -------------------------
           Due in one year or less.........    $   82.0     $   83.7
           Due after one year through five
            years..........................       469.9        476.6
           Due after five years through ten
            years..........................       542.4        548.9
           Due after ten years.............       505.8        538.1
                                               --------     --------
               Subtotal....................     1,600.1      1,647.3
           Asset and mortgage-backed
            securities.....................       411.7        414.8
                                               --------     --------
               Total.......................    $2,011.8     $2,062.1
                                               ========     ========

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

The amortized cost and estimated fair value of investments in asset and mortgage-backed securities summarized by interest rates of the underlying collateral are as follows:

                                  Amortized Cost Fair Value
                                  -------------- ----------
                                        (in millions)
                                  -------------------------
                     Below 5%....     $ 18.3       $ 17.9
                     5%-6%.......      162.6        161.3
                     6%-7%.......      124.5        125.4
                     Above 7%....      106.3        110.2
                                      ------       ------
                         Total...     $411.7       $414.8
                                      ======       ======

The quality ratings of fixed maturity securities available-for-sale are as follows:

            NAIC        Rating Agency          Estimated
            Designation Equivalent Designation Fair Value % of Total
            ----------- ---------------------- ---------- ----------
                                                   (in millions)
                                               --------------------
                 1        AAA / AA / A........  $1,331.6     64.6%
                 2        BBB.................     663.3     32.2%
                 3        BB..................      48.4      2.3%
                 4        B...................       9.2      0.4%
                 5        CCC and lower.......       8.5      0.4%
                 6        In or near default..       1.1      0.1%
                                                --------    -----
                                                $2,062.1    100.0%
                                                ========    =====

The major categories of net investment income are as follows:

                                              2005   2004   2003
                                             ------ ------ ------
                                                (in millions)
                                             --------------------
               Fixed maturity securities
                available-for-sale.......... $118.1 $120.0 $119.0
               Equity securities
                available-for-sale..........    0.2    0.2    0.2
               Mortgage loans on real estate   12.3   10.7    9.7
               Policy loans.................    8.8    9.0    9.3
               Other investments............    1.2    0.8    0.6
                                             ------ ------ ------
                 Investment revenue.........  140.6  140.7  138.8
               Investment expense...........    2.2    2.0    2.1
                                             ------ ------ ------
                   Net investment income.... $138.4 $138.7 $136.7
                                             ====== ====== ======

The detail of the net realized gain (loss) on investments and derivative instruments is as follows:

                                                 2005   2004   2003
                                                -----  -----  ------
                                                    (in millions)
                                                --------------------
          Fixed maturity securities
           available-for-sale
            Gross gain......................... $ 2.2  $ 3.0  $ 24.3
            Gross loss.........................  (3.3)  (5.6)  (12.2)
          Other investments....................   0.1    0.1     0.5
          Associated (amortization)/restoration
           of deferred acquisition costs and
           provision for policyholder
           commitments.........................  (2.4)  (1.8)   (5.0)
          Investment expenses..................  (0.3)  (0.3)   (0.3)
                                                -----  -----  ------
          Total realized gain on investments...  (3.7)  (4.6)    7.3
          Gain (loss) on derivative instruments
           net of associated (amortization)/
           restoration of deferred acquisition
           costs...............................   0.3     --    (0.2)
                                                -----  -----  ------
          Total realized gain (loss) on
           investments and derivative
           instruments......................... $(3.4) $(4.6) $  7.1
                                                =====  =====  ======

Write-downs for other than temporary declines in fair value of fixed maturity securities and net changes in allowances for loss on mortgage loans, which are included in the realized loss on investments and derivative instruments shown above, are as follows:

                                               2005  2004  2003
                                               ---- -----  ----
                                                (in millions)
                                               ----------------
                 Fixed maturity securities
                  available-for-sale.......... $1.5 $ 4.5  $7.8
                 Mortgage loans on real estate   --  (0.1)  0.2
                                               ---- -----  ----
                     Total.................... $1.5 $ 4.4  $8.0
                                               ==== =====  ====

Lincoln Life & Annuity Company of New York

The change in net unrealized gains (losses) on investments in fixed maturity and equity securities available-for-sale is as follows:

                                            2005    2004  2003
                                           ------  -----  ----
                                              (in millions)
                                           -------------------
                 Fixed maturity securities $(56.1) $(4.6) $8.2
                 Equity securities........   (0.2)   0.2   0.1
                                           ------  -----  ----
                     Total................ $(56.3) $(4.4) $8.3
                                           ======  =====  ====

For total traded and private securities held by the Company at December 31, 2005 and 2004, that are in unrealized loss status, the fair value, amortized cost, unrealized loss and total time period that the security has been in an unrealized loss position are presented in the table below.

                                                            % Fair Amortized % Amortized Unrealized % Unrealized
                                                 Fair Value Value    Cost       Cost        Loss        Loss
                                                 ---------- ------ --------- ----------- ---------- ------------
                                                                          (in millions)
                                                 --------------------------------------------------------------
2005
(less or =) 90 days.............................   $167.1    21.2%  $168.4       20.9%     $ (1.3)       6.5%
(greater than) 90 days but (less or =) 180 days.    360.2    45.8%   366.6       45.5%       (6.4)      32.0%
(greater than) 180 days but (less or =) 270 days     41.2     5.2%    42.2        5.2%       (1.0)       5.0%
(greater than) 270 days but (less or =) 1 year..     59.5     7.6%    61.4        7.6%       (1.9)       9.5%
(greater than) 1 year...........................    158.5    20.2%   167.9       20.8%       (9.4)      47.0%
                                                   ------   -----   ------      -----      ------      -----
   Total........................................   $786.5   100.0%  $806.5      100.0%     $(20.0)     100.0%
                                                   ======   =====   ======      =====      ======      =====
2004
(less or =) 90 days.............................   $131.0    43.0%  $132.0       42.4%     $ (1.0)      15.4%
(greater than) 90 days but (less or =) 180 days.     21.7     7.1%    22.1        7.1%       (0.4)       6.2%
(greater than) 180 days but (less or =) 270 days     49.2    16.2%    50.2       16.1%       (1.0)      15.4%
(greater than) 270 days but (less or =) 1 year..     25.1     8.2%    25.7        8.3%       (0.6)       9.2%
(greater than) 1 year...........................     77.6    25.5%    81.1       26.1%       (3.5)      53.8%
                                                   ------   -----   ------      -----      ------      -----
   Total........................................   $304.6   100.0%  $311.1      100.0%     $ (6.5)     100.0%
                                                   ======   =====   ======      =====      ======      =====

For fixed maturity and equity securities available-for-sale with unrealized losses as of December 31, 2005 and 2004, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous loss position are summarized as follows:

                                                Less Than
                                           or Equal to Twelve
                                                 Months        Greater Than Twelve Months        Total
                                           ------------------  -------------------------  ------------------
                                                      Gross                   Gross                  Gross
                                           Carrying Unrealized Carrying     Unrealized    Carrying Unrealized
                                            Value     Losses    Value         Losses       Value     Losses
                                           -------- ---------- --------     ----------    -------- ----------
                                                                  (in millions)
                                           -----------------------------------------------------------------
2005:
  Corporate bonds.........................  $437.4    $ (7.7)   $130.3        $(8.1)       $567.7    $(15.8)
  U.S. government bonds...................      --        --        --           --            --        --
  Foreign government bonds................      --        --        --           --            --        --
  Asset and mortgage-backed securities:
   Mortgage pass-through securities.......    19.4      (0.2)      5.1         (0.3)         24.5      (0.5)
   Collateralized mortgage obligations....    94.2      (1.5)      6.2         (0.3)        100.4      (1.8)
   Commercial mortgage backed securities..    69.5      (1.1)     15.9         (0.7)         85.4      (1.8)
   Other asset-backed securities..........     1.0        --        --           --           1.0        --
  State and municipal bonds...............     6.5      (0.1)      1.0           --           7.5      (0.1)
  Redeemable preferred stocks.............      --        --        --           --            --        --
                                            ------    ------    ------        -----        ------    ------
    Total fixed maturity securities.......   628.0     (10.6)    158.5         (9.4)        786.5     (20.0)
Equity securities.........................      --        --        --           --            --        --
                                            ------    ------    ------        -----        ------    ------
    Total.................................  $628.0    $(10.6)   $158.5        $(9.4)       $786.5    $(20.0)
                                            ======    ======    ======        =====        ======    ======
2004:
  Corporate bonds.........................  $184.7    $ (2.5)   $ 64.0        $(3.1)       $248.7    $ (5.6)
  U.S. government bonds...................      --        --        --           --            --        --
  Foreign government bonds................      --        --       0.4           --           0.4        --
  Asset and mortgage-backed securities:
   Mortgage pass-through securities.......     8.9      (0.1)      2.6           --          11.5      (0.1)
   Collateralized mortgage obligations....    21.2      (0.3)      0.1           --          21.3      (0.3)
   Commercial mortgage backed securities..    11.8      (0.1)      9.5         (0.4)         21.3      (0.5)
   Other asset-backed securities..........     0.4        --        --           --           0.4        --
  State and municipal bonds...............      --        --       1.0           --           1.0        --
  Redeemable preferred stocks.............      --        --        --           --            --        --
                                            ------    ------    ------        -----        ------    ------
    Total fixed maturity securities.......   227.0      (3.0)     77.6         (3.5)        304.6      (6.5)
Equity securities.........................      --        --        --           --            --        --
                                            ------    ------    ------        -----        ------    ------
    Total.................................  $227.0    $ (3.0)   $ 77.6        $(3.5)       $304.6    $ (6.5)
                                            ======    ======    ======        =====        ======    ======

Lincoln Life & Annuity Company of New York

Securities available-for-sale deemed to have declines in fair value that were other than temporary were written down to fair value. The fixed maturity securities to which these write-downs apply were generally of investment grade at the time of purchase, but were subsequently downgraded by rating agencies to "below-investment grade." Factors considered by the Company in determining whether declines in the fair value of fixed maturity securities are other than temporary include 1) the significance of the decline, 2) the Company's ability and intent to retain the investment for a sufficient period of time for it to recover, 3) the time period during which there has been a significant decline in value, and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer. Based upon these factors, securities that have indications of potential impairment are subject to intensive review. Where such analysis results in a conclusion that declines in fair values are other than temporary, the security is written down to fair value. See Note 9 for a general discussion of the methodologies and assumptions used to determine estimated fair values.

Impaired mortgage loans along with the related allowance for losses are as follows:

                                                       2005   2004
                                                      -----  -----
                                                      (in millions)
                                                      ------------
             Impaired loans with allowance for losses $ 1.0  $ 1.0
             Allowance for losses....................  (0.2)  (0.3)
                                                      -----  -----
                 Net impaired loans.................. $ 0.8  $ 0.7
                                                      =====  =====

The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

A rollforward of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                                2005   2004   2003
                                               -----  -----  -----
                                                  (in millions)
                                               -------------------
            Balance at beginning-of-year...... $ 0.3  $ 0.4  $ 0.2
            Provisions for losses.............    --     --    0.3
            Releases due to principal paydowns  (0.1)  (0.1)  (0.1)
                                               -----  -----  -----
                Balance at end-of-year........ $ 0.2  $ 0.3  $ 0.4
                                               =====  =====  =====

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                                     2005 2004 2003
                                                     ---- ---- ----
                                                     (in millions)
                                                     --------------
             Average recorded investment in impaired
              loans................................. $0.7 $1.3 $2.1
             Interest income recognized on impaired
              loans.................................   --  0.2  0.1

All interest income on impaired mortgage loans was recognized on the cash basis of income recognition.

As of December 31, 2005 and 2004, the Company had no mortgage loans on non-accrual status and no mortgage loans past due 90 days on which interest was still being accrued.

As of December 31, 2005 and 2004, the Company had restructured mortgage loans of $1.4 million and $1.5 million, respectively. The Company recorded $0.1 million of interest income on these restructured mortgage loans in both 2005 and 2004. Interest income in the amount of $0.1 million would have been recorded in both 2005 and 2004 on these mortgage loans according to their original terms. As of December 31, 2005 and 2004, the Company had no outstanding commitments to lend funds on restructured mortgage loans.

As of December 31, 2005 the Company's investment commitments for fixed maturity securities (primarily private placements) and mortgage loans on real estate were $3.6 million.

The carrying value of fixed maturity securities available-for-sale, mortgage loans on real estate and real estate investments which were non-income producing totaled $1.7 million and $7.4 million at December 31, 2005 and 2004, respectively.

Lincoln Life & Annuity Company of New York

--------------------------------------------------------------------------------
4. Federal Income Taxes


The Federal income tax expense (benefit) is as follows:

                                           2005  2004   2003
                                           ----- ----- -----
                                             (in millions)
                                           -----------------
                  Current................. $ 8.4 $13.5 $(2.2)
                  Deferred................   5.2   1.8  16.5
                                           ----- ----- -----
                      Total tax expense... $13.6 $15.3 $14.3
                                           ===== ===== =====

The effective tax rate on pre-tax income is lower than the prevailing corporate Federal income tax rate. A reconciliation of this difference is as follows:

                                             2005    2004   2003
                                            ------  -----  -----
                                                (in millions)
                                            --------------------
              Tax rate times pre-tax income $ 14.9  $15.8  $15.3
              Effect of:
                Tax-preferred investment
                 income....................   (0.7)  (0.4)    --
                Other items................   (0.6)  (0.1)  (1.0)
                                            ------  -----  -----
                Provision for income taxes.  $13.6  $15.3  $14.3
                                            ======  =====  =====
                Effective tax rate.........    32%     34%    33%

The Federal income tax liability is as follows:

                                                       2005   2004
                                                       -----  -----
                                                       (in millions)
                                                       -------------
             Current.................................. $ 5.0  $ 9.2
             Deferred.................................  30.5   36.7
                                                       -----  -----
                 Total Federal income tax liability... $35.5  $45.9
                                                       =====  =====

Components of the Company's deferred tax assets and liabilities are as follows:

                                                     2005   2004
                                                    ------ ------
                                                    (in millions)
                                                    -------------
              Deferred tax assets:
              Insurance and investment contract
               liabilities......................... $ 67.4 $ 62.4
              Investment related...................    2.1    1.6
              Ceding commission asset..............    2.4    2.8
              Other................................    5.3    0.5
                                                    ------ ------
                  Total deferred tax assets........   77.2   67.3
                                                    ------ ------
              Deferred tax liabilities:
              Deferred acquisition costs...........   40.1   19.2
              Net unrealized gain on securities
               available-for-sale..................   17.6   37.4
              Present value of business in-force...   40.8   45.7
              Other................................    9.2    1.7
                                                    ------ ------
                  Total deferred tax liabilities...  107.7  104.0
                                                    ------ ------
                  Net deferred tax liability....... $ 30.5 $ 36.7
                                                    ====== ======

The Company files its tax return as part of a consolidated Federal income tax filing with its common parent, LNC. Net cash paid to LNC for Federal income taxes was $12.6 million in 2005 and $9.7 million in 2004. Net cash received for Federal income taxes in 2003 was $5.8 million due to the carry-forward of pre-consolidation tax losses and carry back of 2002 tax losses.

At December 31, 2005 and 2004, the Company concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2005 and 2004.

The LNC consolidated return group is subject to annual tax examinations from the IRS. The IRS has examined tax years 1996, 1997 and 1998, with assessments resulting in a payment that was not material to the consolidated results of operations. LNC believes a portion of the assessment is inconsistent with existing law, and is protesting it through the established IRS appeals process. LNC and its affiliates are currently under audit by the IRS for years 1999-2002. The Company does not anticipate that any adjustments that might result from such audits would be material to the Company's results of operations or financial condition.

Lincoln Life & Annuity Company of New York

--------------------------------------------------------------------------------
5. Supplemental Financial Data


Reinsurance transactions included in the income statement captions, "Insurance Premiums" and "Insurance Fees", are as follows:

                                               2005    2004    2003
                                              ------  ------  ------
                                                   (in millions)
                                              ----------------------
          Insurance assumed.................. $   --  $   --  $   --
          Insurance ceded....................  (45.8)  (38.2)  (32.2)
                                              ------  ------  ------
              Net reinsurance premiums and
               fees.......................... $(45.8) $(38.2) $(32.2)
                                              ======  ======  ======

The income statement caption, "Benefits," is net of reinsurance recoveries of $39.1 million, $57.4 million and $25.0 million for the years ended December 31, 2005, 2004 and 2003, respectively.

A rollforward of the balance sheet account, "Deferred Acquisition Costs," is as follows:

                                                        2005    2004
                                                       ------  ------
                                                        (in millions)
                                                       --------------
         Balance at beginning-of-year................. $ 82.0  $ 55.7
         Deferral.....................................   50.3    40.9
         Amortization.................................  (16.3)  (14.7)
         Adjustment related to realized (losses) gains
          on securities available-for-sale............   (2.4)   (1.9)
         Adjustment related to unrealized gains
          (losses) on securities available-for-sale...   24.4     1.9
         Cumulative effect of accounting change.......     --     0.1
                                                       ------  ------
         Balance at end-of-year....................... $138.0  $ 82.0
                                                       ======  ======

Realized losses on investments and derivative instruments on the Statements of Income for 2005, 2004 and 2003 are net of amounts amortized against deferred acquisition costs of $2.4 million, $1.9 million and $4.5 million, respectively. In addition, realized gains and losses are net of adjustments made to policyholder reserves, which were not material for 2005 and 2004 and $(0.5) million in 2003. The Company has either a contractual obligation or has a consistent historical practice of making allocations of investment gains and losses to certain policyholders.

A rollforward of deferred sales inducements, included in other assets on the balance sheet, is as follows:

                                                2005   2004   2003
                                               ------ -----  -----
                                                  (in millions)
                                               -------------------
            Balance at beginning-of-year...... $  4.8 $ 1.7  $  --
              Capitalized.....................    3.6   3.5    1.8
              Amortization....................  (0.7)  (0.4)  (0.1)
              Cumulative effect of accounting
               change.........................     --    --     --
                                               ------ -----  -----
                Balance at end-of-year........ $  7.7 $ 4.8  $ 1.7
                                               ====== =====  =====

Details underlying the income statement caption, "Underwriting, Acquisition, Insurance and Other Expenses," are as follows:

                                              2005    2004    2003
                                             ------  ------  ------
                                                  (in millions)
                                             ----------------------
           Commissions...................... $ 34.8  $ 23.0  $ 21.4
           Other volume-related expenses....   24.9    24.0    20.9
           Operating and administrative
            expenses........................   13.8    13.2    22.1
           Deferred acquisition costs net of
            amortization....................  (34.0)  (26.2)  (24.8)
           Other intangibles amortization...   14.0    13.6    12.0
           Taxes, licenses and fees.........    4.1     4.1     5.5
           Restructuring charges............    0.8     0.4     0.5
                                             ------  ------  ------
               Total........................ $ 58.4  $ 52.1  $ 57.6
                                             ======  ======  ======

The carrying amount of goodwill by reportable segment as of December 31 is as follows:

                                                2005   2004
                                               ------ ------
                                               (in millions)
                                               -------------
                    Life Insurance Segment.... $ 92.8 $ 92.8
                    Lincoln Retirement Segment   16.7   16.7
                                               ------ ------
                        Total................. $109.5 $109.5
                                               ====== ======

For intangible assets subject to amortization, the total gross carrying amount and accumulated amortization in total and for each major intangible asset class by segment are as follows:

                                          As of             As of
                                     December 31, 2005 December 31, 2004
                                     ----------------  ----------------
                                               Accumu-           Accumu-
                                      Gross     lated   Gross     lated
                                     Carrying  Amorti- Carrying  Amorti-
                                      Amount   zation   Amount   zation
                                     --------  ------- --------  -------
                                               (in millions)
                                     ---------------------------------
         Amortized Intangible
          Assets:
           Present value of in-force
             Lincoln Retirement
              Segment...............  $ 48.1    $25.5   $ 48.1    $20.9
             Life Insurance
              Segment...............   167.3     73.2    167.3     63.8
                                      ------    -----   ------    -----
         Total......................  $215.4    $98.7   $215.4    $84.7
                                      ======    =====   ======    =====

Lincoln Life & Annuity Company of New York

Future estimated amortization of present value of in-force is as follows (in millions):

                  2006-$11.2 2007-$11.1             2008-$11.8
                  2009-$11.5 2010-$11.7 Thereafter-$      59.4

A rollforward of the present value of insurance business acquired included in other intangible assets is as follows:

                                                     2005    2004
                                                    ------  ------
                                                     (in millions)
                                                    --------------
            Balance at beginning of year........... $130.7  $144.3
            Interest accrued on unamortized balance
             (Interest rates range from 5% to 7%)..    5.9     4.4
            Amortization...........................  (19.9)  (18.0)
                                                    ------  ------
              Balance at end-of-year............... $116.7  $130.7
                                                    ======  ======

Details underlying the balance sheet caption, "Contractholder Funds," are as follows:

                                                     2005     2004
                                                   -------- --------
                                                     (in millions)
                                                   -----------------
           Premium deposit funds.................. $1,027.4 $1,018.7
           Undistributed earnings on participating
            business..............................      8.0     10.0
           Other..................................     51.6     46.1
                                                   -------- --------
               Total.............................. $1,087.0 $1,074.8
                                                   ======== ========

Property and Equipment, which is included in other assets on the balance sheet, includes accumulated depreciation of $0.2 million and $0.1 million at December 31, 2005 and 2004, respectively.

--------------------------------------------------------------------------------
6. Insurance Benefit Reserves


The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder (traditional variable annuities). The Company also issues variable annuity and life contracts through separate accounts that include various types of GMDB and a GMWB. The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any partial withdrawals following the contract anniversary.

The following table provides information on the GMDB features outstanding at December 31, 2005 and 2004. (Note that the Company's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) The net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

At December 31, 2005, we had approximately $10.5 million of separate account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

                                                       2005        2004
                                                       ------      ------
                                                      In Event of Death
                                                      ------------------
                                                      (dollars in millions)
                                                      ------------------
          Return of net deposit
            Account value............................ $985.6      $809.0
            Net amount at risk.......................    0.5         0.8
            Average attained age of
             contractholders.........................     49          48
          Return of net deposits plus a minimum
           return
            Account value............................ $  0.2      $  0.2
            Net amount at risk.......................    0.1         0.1
            Average attained age of
             contractholders.........................     75          74
            Guaranteed minimum return................      5%          5%
          Highest specified anniversary account value
           minus withdrawals post anniversary
            Account value............................ $633.0      $453.9
            Net amount at risk.......................    3.1         5.0
            Average attained age of
             contractholders.........................     63          63

Lincoln Life & Annuity Company of New York

Approximately $390.3 million and $154.0 million of separate account values at December 31, 2005 and 2004 respectively, were attributable to variable annuities with a GMWB feature. This GMWB feature offers the contractholder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contractholder to step up the guarantee. GMWB features are considered to be derivatives under SFAS No. 133 resulting in the related liabilities being recognized at fair value, with changes in fair value being reported in net income.

Separate account balances attributable to variable annuity contracts with guarantees are as follows:

                                                       2005    2004
                                                      ------  ------
                                                       (in millions)
                                                      --------------
           Asset Type
           Domestic equity........................... $546.7  $332.1
           International equity......................   85.7    44.4
           Bonds.....................................  136.0    91.4
                                                      ------  ------
               Total.................................  768.4   467.9
           Money market..............................   96.7    62.6
                                                      ------  ------
               Total................................. $865.1  $530.5
                                                      ======  ======
           Percent of total variable annuity separate
            account values...........................     75%     65%
                                                      ======  ======

The following summarizes the liabilities for guarantees on variable contracts reflected in the general account:

                                                            GMDB
                                                         2005   2004
                                                        -----  -----
                                                        (in millions)
                                                        ------------
          Balance at January 1......................... $ 0.1  $ 0.3
            Cumulative effect of implementation of SOP
             03-1......................................    --   (0.3)
            Changes in reserves........................   0.4    0.3
            Benefits paid..............................  (0.1)  (0.2)
                                                        -----  -----
          Balance at December 31....................... $ 0.4  $ 0.1
                                                        =====  =====

--------------------------------------------------------------------------------
7. Benefit Plans


Pension and Other Post-retirement Benefit Plans

LNC maintains funded defined benefit pension plans for most of its U.S. employees including those of the Company. Effective January 1, 2002, the employees' pension plan was converted to a cash balance formula. Eligible employees retiring before 2012 will have their benefits calculated under both the old final average pay formula and the cash balance formula and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive benefits under the cash balance formula. Benefits under the final average pay formula are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. Under the cash balance formula, employees have guaranteed account balances that earn annual benefit credits and interest credits each year. Annual benefit credits are based on years of service and base salary plus bonus. All benefits accruing under the defined benefit plan for agents were frozen as of December 31, 1994. The plan is funded by contributions to a tax-exempt trust. LNC's funding policy is consistent with the funding requirements of Federal law and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future. Effective January 1, 2005, LNC amended the employees' pension plan to include 100% of eligible bonus amounts as compensation under the cash balance formula only.

LNC sponsors three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees (including those of the Company): supplemental retirement plans, a salary continuation plan, and supplemental executive retirement plans. The supplemental retirement plan provides defined benefit pension benefits in excess of limits imposed by Federal tax law.

The salary continuation plan provides certain officers of the Company with a defined pension benefit based on years of service and final monthly salary upon death or retirement. This plan was frozen as of December 31, 2004.

LNC also sponsors unfunded plans that provide post-retirement medical, dental and life insurance benefits to full-time U.S. employees who, depending on the plan, have worked for the Company 10 years and attained age 55. Medical and dental benefits are also available to spouses and other dependents of employees. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employee's post-retirement plan was amended to provide that employees not attaining age 50 by that date are not eligible to receive life insurance benefits when they retire. Life insurance benefits for retirees are noncontributory for employees that attain the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age 70. Beginning January 1, 2002, the employees' post-retirement plan was amended to

Lincoln Life & Annuity Company of New York require employees not yet age 50 with five years of service by year end 2001 to pay the full medical and dental premium cost when they retire.

LNC uses December 31 as the measurement date for its pension and post-retirement plans.

401(k) and Profit Sharing Plans
LNC sponsors contributory defined contribution plans (401(k) plans) for eligible U.S. employees (including those of the Company.) The Company's contribution to the 401(k) plans is equal to 50% of each participant's pre-tax contribution, not to exceed 6% of base pay plus cash bonus, and is invested as directed by the participant. An additional discretionary contribution of up to 100% may be made with respect to a participant's pre-tax contribution (again up to 6% of base pay plus cash bonus). The amount of discretionary contribution varies according to whether LNC has met certain performance-based criteria as determined by the Compensation Committee of LNC's Board of Directors. The Company's expense for the 401 (k) plan amounted to $0.2 million in 2005, 2004 and 2003.

Deferred Compensation Plans
LNC sponsors deferred compensation plans for certain U.S. employees including those of the Company who meet the established plan criteria. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. At this point, these plans are not funded. Plan participants may select from a menu of "phantom" investment options (identical to those offered under LNC's qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, the Company agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. The Company makes matching contributions to these plans for its participants based upon amounts placed into the deferred compensation plans by individuals who have reached the contribution limit under the 401(k) plan. The amount of the Company's contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense for these plans amounted to $0 in 2005, and $0.1 million in 2004 and 2003.

The Company's total liabilities associated with these plans were $0.6 million and $0.5 million at December 31, 2005 and 2004 respectively.

Stock-Based Incentive Compensation Plans
LNC has various incentive plans for employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock incentive awards, stock appreciation rights, restricted stock awards, restricted stock units ("performance shares") and deferred stock units. Prior to 2003, these plans were comprised primarily of stock option incentive plans.

Effective January 1, 2003, LNC's stock-based employee compensation plan was revised to provide for performance vesting of employee awards, and to provide for awards that may be paid out in a combination of stock options, performance shares of LNC stock and cash. This plan replaced the LNC stock option plan. The Company awarded 983 and 1,650 performance share units in 2005 and 2004, respectively that could result in the issuance of LNC shares. As of December 31, 2005, 5,428 awarded performance share units were outstanding. The performance measures that must be met for vesting to occur are established at the beginning of each three-year performance period. Certain participants in the plan will select from seven different combinations of stock options, performance shares and or cash in determining the form of their award. Other participants will have their award paid in performance shares.

Total compensation expense for the Company's incentive plans involving performance vesting was less than $0.1 million for 2005 and 2004. All expense calculations for performance shares that were granted in 2005 and 2004 have been based upon the fair value at date of grant and an estimate of performance achievement over the three-year performance measurement periods. The estimated cost for each award cycle is expensed over the performance period. As the three-year performance periods progress, LNC refines its estimate of the expense associated with these awards, so that by the end of the three-year performance period, LNC's cumulative expense will reflect the actual level of awards that vest.

Stock options awarded under the stock option incentive plans in effect prior to 2003 were granted with an exercise price equal to the market value of LNC stock at the date of grant and, unless cancelled earlier due to certain terminations of employment, expire 10 years from the date of grant. Such options are generally transferable only upon death unless otherwise permitted by the Compensation Committee of LNC's Board of Directors. Options become exercisable in 25% increments over the four-year period following the option grant anniversary date. A "reload option" feature was added on May 14, 1997. In most cases, persons exercising an option after that date using shares of stock have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%, or if the reload option expires within 2 years, in which case the options become exercisable one month prior to expiration. The reload feature is not available for options granted after 2002.

Lincoln Life & Annuity Company of New York

--------------------------------------------------------------------------------
8. Restrictions, Commitments and Contingencies


Statutory Information and Restrictions

Net income (loss) as determined in accordance with statutory accounting practices for the Company was $(12.1) million, $20.8 million and $16.9 million for 2005, 2004 and 2003 respectively.

Statutory surplus for the Company was $253.9 million and $266.8 million at December 31, 2005 and 2004 respectively. The state of New York has adopted certain prescribed accounting practices that differ from those found in NAIC statutory accounting practices and effect the Company's reported statutory surplus. The Company utilizes a prescribed method for calculating annuity reserves, which decreased statutory surplus by $2.2 million and $1.4 million at December 31, 2005 and 2004, respectively. The Company also uses a permitted valuation interest rate on certain annuities, which decreased statutory surplus by $0.3 million at both December 31, 2005 and 2004.

The Company is subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Dividends cannot be declared by state of New York life insurance companies without 30-day notice to the Superintendent, who may disapprove. Dividends on Company stock are paid as declared by its Board of Directors. No dividends were declared in 2005, 2004 or 2003.

Marketing and Compliance Issues

There continues to be a significant amount of federal and state regulatory activity in the industry relating to numerous issues including, but not limited to, market timing and late trading of mutual fund and variable insurance products and broker-dealer access arrangements. Like others in the industry, the Company has received inquiries including requests for information and/or subpoenas from various authorities including the SEC, the National Association of Securities Dealers ("NASD") and the New York Attorney General, as well as notices of potential proceedings from the SEC and NASD. The Company is in the process of responding to, and in some cases has settled or is in the process of settling, certain of those inquiries and potential proceedings. We continue to cooperate fully with such authorities.

Regulators also continue to focus on replacement and exchange issues. Under certain circumstances companies have been held responsible for replacing existing policies with policies that were less advantageous to the policyholder. The Company's management continues to monitor compliance procedures to minimize any potential liability. Due to the uncertainty surrounding all of these matters, it is not possible to provide a meaningful estimate of the range of potential outcomes; however it is management's opinion that future developments will not materially affect the Company's financial position.

Insurance Ceded and Assumed

The Company cedes insurance to other insurance companies. The portion of risks exceeding the company's retention limit is reinsured with other insurers. The Company seeks reinsurance coverage within the businesses that sell life insurance to limit its liabilities. As of December 31, 2005, the Company's maximum retention was $0.5 million on a single insured. Portions of the Company's deferred annuity business have been reinsured on a Modco basis with other companies to limit the company's exposure to interest rate risks. At December 31, 2005 the reserves associated with these reinsurance arrangements totaled $15.3 million. To cover products other than life insurance, the Company acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying Financial Statements reflect premiums, benefits and deferred acquisition costs net of insurance ceded (see Note 5). The Company remains liable if their reinsurers are unable to meet contractual obligations under applicable reinsurance agreements.

As a result of indemnity reinsurance transactions entered into by the Company to purchase business from Aetna, Inc. and CIGNA Corporation insurance companies, the Company assumes insurance from these companies. Other amounts of insurance are assumed as a result of smaller purchases made by the Company.

Vulnerability from Concentrations

At December 31, 2005, the Company did not have a material concentration of financial instruments in a single investee or industry. The Company's investments in mortgage loans principally involve commercial real estate. At December 31, 2005 24% of such mortgages, or $44.1 million, involved properties located in California, Illinois and Texas. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $4 million. Also at December 31, 2005, the Company did not have a material concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business or; 3) a market in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial position. Because the Company sells insurance products only in the state of New York, the Company does have a material concentration of its business in that state. This concentration could make the Company vulnerable to legislative or other risks that might significantly impact the ability to do business in the state of New York. The Company is not aware of any significant risks as a result of this geographic concentration.

Other Contingency Matters

The Company is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings

Lincoln Life & Annuity Company of New York ultimately will be resolved without materially affecting the financial position of the Company.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

Accounting for Derivative Instruments and Hedging Activities

As of December 31, 2005 and 2004 the Company's derivative instruments consisted principally of the reinsurance related embedded derivative attributable to Modco and CFW arrangements. See Notes 1 and 3 for additional information.

--------------------------------------------------------------------------------
9. Fair Value of Financial Instruments


The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

Fixed Maturity and Equity Securities -- Available-for-Sale

Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

Mortgage Loans on Real Estate

The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price or; 3) the fair value of the collateral if the loan is collateral dependent.

Policy Loans

The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

Derivative Instruments

Fair values for these contracts are based on current settlement values. These values are based on industry standard models that are commercially available for put options. These models project cash flows of the derivatives using current and implied future market conditions. The cash flows are then present-valued to arrive at the derivatives' current fair market values.

Other Investments, Cash and Invested Cash

The carrying value for assets classified as other investments, and cash and invested cash in the accompanying balance sheets approximates their fair value. Other investments include limited partnership investments which are accounted for using the equity method of accounting.

Investment Type Insurance Contracts

The balance sheet captions, "Insurance Policy and Claim Reserves" and "Contractholder Funds," include investment type insurance contracts (i.e., deposit contracts and certain guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions "Insurance Policy and Claim Reserves" and "Contractholder Funds" that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts, nor has the Company determined the fair value of such contracts. It is the Company's position that not disclosing the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's shareholder's equity determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

Investment Commitments

Fair values for commitments to make investments in fixed maturity securities (primarily private placements) are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and

Lincoln Life & Annuity Company of New York the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

Separate Accounts

Assets held in separate accounts are reported at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                               Carrying Value Fair Value Carrying Value Fair Value
                                                               -------------- ---------- -------------- ----------
                                                                                   December 31
                                                               --------------------------------------------------
                                                                    2005         2005         2004         2004
                                                               -------------- ---------- -------------- ----------
                                                                                  (in millions)
                                                               --------------------------------------------------
Assets (liabilities):
Fixed maturities securities...................................   $ 2,062.1    $ 2,062.1     $2,065.1    $ 2,065.1
Equity securities.............................................         2.6          2.6          2.8          2.8
Mortgage loans on real estate.................................       182.2        189.1        168.8        179.2
Policy loans..................................................       148.3        158.3        158.0        167.9
Other investments.............................................         3.4          3.4          2.0          2.0
Cash and invested cash........................................        16.4         16.4         49.8         49.8
Investment type insurance contracts:
  Deposit contracts and certain guaranteed interest contracts.    (1,006.8)    (1,015.5)      (990.2)    (1,008.0)
  Remaining guaranteed interest and similar contracts.........        (0.1)        (0.1)        (0.2)        (0.2)
Investment commitments........................................          --           --           --          0.1
Derivative instruments*.......................................        (0.2)        (0.2)         0.3          0.3

*Total derivative instruments for 2005 and 2004 represent reinsurance related embedded derivatives of $(0.2) million and $0.3 million, respectively, in other liabilities on the Balance Sheets.

As of December 31, 2005 and 2004, the carrying value of the deposit contracts and certain guaranteed contracts is net of deferred acquisition costs of $19.6 million and $27.7 million, respectively, excluding adjustments for deferred acquisition costs applicable to changes in fair value of securities. The carrying values of these contracts are stated net of deferred acquisition costs so that they are comparable with the fair value basis.

Lincoln Life & Annuity Company of New York

--------------------------------------------------------------------------------
10. Segment Information


The Company has two business segments: Lincoln Retirement and Life Insurance.

The Lincoln Retirement segment, with principal operations in Fort Wayne, Indiana, provides tax-deferred investment growth and lifetime income opportunities for its clients through the manufacture and sale of fixed and variable annuities. Through a broad-based distribution network, Lincoln Retirement provides an array of annuity products to individuals and employer-sponsored groups in the State of New York. Lincoln Retirement distributes some of its products through LNC's wholesaling unit, Lincoln Financial Distributors ("LFD"), as well as LNC's retail unit, Lincoln Financial Advisors ("LFA"). In addition, Lincoln Retirement has alliances with a variety of unrelated companies where we provide the manufacturing platform for annuity products and the alliance company provides investment management, marketing and distribution.

The Life Insurance segment, with principal operations in Hartford, Connecticut, focuses on the creation and protection of wealth for its clients through the manufacture and sale of life insurance products in the State of New York. The Life Insurance segment offers universal life, variable universal life, interest-sensitive whole life, term life and corporate owned life insurance. The segment also offers linked-benefit life (a universal life product with a long-term care benefit). The Life Insurance segment's products are primarily distributed through LFD and LFA.

The Company reports operations not directly related to the business segments, unallocated corporate items (i.e., unallocated overhead expenses), LFA and LFD in "Other Operations."

Financial data by segment for 2003 through 2005 is as follows:

                                               2005    2004    2003
                                              ------  ------  ------
                                                   (in millions)
                                              ----------------------
           Revenue:
           Segment operating revenue:
             Lincoln Retirement.............. $ 84.0  $ 77.2  $ 74.1
             Life Insurance..................  138.6   142.4   141.6
             Other Operations................   15.1    12.7     7.1
             Consolidating adjustments.......  (14.4)  (12.1)   (6.9)
             Net realized investment
              results/(1)/...................   (3.4)   (4.6)    7.1
                                              ------  ------  ------
               Total......................... $219.9  $215.6  $223.0
                                              ======  ======  ======
           Net Income:
           Segment operating income:
             Lincoln Retirement.............. $ 10.1  $  7.7  $  3.7
             Life Insurance..................   18.7    22.3    22.2
             Other Operations................    3.1     3.2    (0.7)
             Other Items/(2)/................   (0.6)   (0.3)   (0.3)
             Net realized investment
              results/(3)/...................   (2.2)   (3.0)    4.6
                                              ------  ------  ------
               Income before cumulative
                effect of accounting
                change.......................   29.1    29.9    29.5
             Cumulative effect of accounting
              change.........................     --     0.1    (0.2)
                                              ------  ------  ------
           Net Income........................ $ 29.1  $ 30.0  $ 29.3
                                              ======  ======  ======

                                            2005     2004
                                          -------- --------
                                            (in millions)
                                          -----------------
                    Assets:
                      Lincoln Retirement. $2,406.6 $2,034.9
                      Life Insurance.....  1,674.1  1,628.8
                      Other Operations...     57.9     71.8
                                          -------- --------
                    Total................ $4,138.6 $3,735.5
                                          ======== ========

--------
/(1)/Includes realized gains (losses) on investments of $(3.4) million, $(4.6) million and $7.3 million for 2005, 2004 and 2003, respectively; and realized gains (losses) on derivative instruments of $(0.2) million for 2003.
/(2)/Represents restructuring charges.
/(3)/Includes realized gains (losses) on investments of $(2.2) million, $(3.0) million and $4.7 million for 2005, 2004 and 2003, respectively; realized losses on derivative instruments of $0.1 million for 2003.

Lincoln Life & Annuity Company of New York

--------------------------------------------------------------------------------
11. Shareholder's Equity


LNL owns all of the 20,000 authorized, issued and outstanding shares of $100 par value common stock of the Company.

Details underlying the balance sheet caption "Net Unrealized Gain on Securities Available-for-Sale," are as follows:

                                                   2005      2004
                                                 --------  --------
                                                    (in millions)
                                                 ------------------
           Fair value of securities
            available-for-sale.................. $2,064.7  $2,067.9
           Cost of securities available-for-sale  2,014.3   1,961.2
                                                 --------  --------
           Unrealized gain......................     50.4     106.7
           Adjustments to deferred acquisition
            costs...............................    (18.0)    (42.4)
           Amounts required to satisfy
            policyholder commitments............     (2.9)     (4.2)
           Deferred income taxes................    (11.3)    (22.5)
                                                 --------  --------
           Net unrealized gain on securities
            available-for-sale.................. $   18.2  $   37.6
                                                 ========  ========

Adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments are netted against the deferred acquisition costs asset line and included within the insurance policy and claim reserve line on the Balance Sheets, respectively.

Details underlying the change in net unrealized gain on securities available-for-sale, net of reclassification adjustment shown on the Statements of Shareholder's Equity are as follows:

                                                  2005    2004  2003
                                                 ------  -----  -----
                                                    (in millions)
                                                 --------------------
          Unrealized gains on securities
           available-for-sale arising during the
           year................................. $(30.1) $ 0.8  $20.1
          Less:
            Reclassification adjustment for
             gains on disposals of prior year
             inventory included in net
             income/(1)/........................    0.5    2.1   19.5
            Federal income tax expense on
             reclassification...................  (11.2)   0.9    0.6
                                                 ------  -----  -----
          Net change in unrealized gain on
           securities available-for-sale, net of
           reclassifications and federal income
           tax expense.......................... $(19.4) $(2.2) $  --
                                                 ======  =====  =====

--------
/(1)/The reclassification adjustment for gains (losses) does not include the impact of associated adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments.

--------------------------------------------------------------------------------
12. Restructuring Charges


The following provides details on the Company's restructuring charges.

All restructuring charges recorded by the Company are included in underwriting, acquisition, insurance and other expenses on the Statements of Income in the years incurred.

2003 Restructuring Plan.
In January 2003, the Life Insurance segment announced that it was realigning its operations in Hartford, Connecticut and Schaumburg, Illinois to enhance productivity, efficiency and scalability while positioning the segment for future growth. In February 2003, Lincoln Retirement announced plans to consolidate its fixed annuity operations in Schaumburg, Illinois into Fort Wayne, Indiana. In June 2003, LNL announced that it was combining its retirement and life insurance businesses into a single operating unit focused on providing wealth accumulation and protection, income distribution and wealth transfer products. In August 2003, LNL announced additional realignment activities. The total Life Insurance and Retirement restructuring cost to the Company was $0.8 million, $0.4 million and $0.3 million for 2005, 2004 and 2003, respectively. Additional amounts expended that do not qualify as restructuring charges were $0.7 million for 2004. There were no amounts expended that do not qualify as restructuring during 2005.

--------------------------------------------------------------------------------
13. Transactions with Affiliates


The Company's products are primarily distributed through affiliated organizations, LFA and LFD. The Company paid $14.9 million, $12.9 million and $8.0 million in 2005, 2004, and 2003, respectively to these organizations based on business produced by them.

Delaware Management Holdings Inc. ("DMH"), a wholly owned subsidiary of LNC, is responsible for the management of the Company's general account investments. The management of these investments is priced on an "at cost" basis. The Company paid fees of $2.4 million, $2.4 million and $2.6 million to DMH for investment management services in 2005, 2004 and 2003, respectively.

The Company provides services to and receives services from affiliated companies plus it receives an allocation of corporate overhead from LNC, which resulted in net payments of $28.1 million, $24.8 million and $16.8 million in 2005, 2004 and 2003, respectively. The Company's related accounts payable to affiliates was $0.5 million and $22.8 million as of December 31, 2005 and 2004, respectively.

The Company cedes business to one affiliated company, LNL. During the fourth quarter of 2004, the Company entered into an additional arrangement with Lincoln National Reinsurance Company Limited relating to certain risks for certain universal life policies, which resulted from recent actuarial reserving guidelines. The caption insurance premiums, in the accompanying Statements of Income has been reduced by $9.4 million, $6.9 million and $5.6 million for premiums paid on these contracts in 2005, 2004, and 2003, respectively. The captions insurance policy and claim reserves and contractholder funds, in the accompanying balance sheets have been reduced by $11.0 million and $7.5 million related to reserve credits taken on these contracts as of December 31, 2005 and 2004, respectively.

Lincoln Life & Annuity Company of New York

--------------------------------------------------------------------------------
14. Subsequent Event

On April 4, 2006, LNC completed its merger with Jefferson-Pilot Corporation. After the merger, LNC offers fixed and variable universal life, fixed and equity indexed annuities, variable annuities, 401(k) and 403(b) offerings, and group life, disability and dental insurance products. The Company also operates television and radio stations.

Report of Independent Registered
Public Accounting Firm

To the Board of Directors and Shareholder of Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2005 and 2004, and the related statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

As discussed in Notes 1 and 2 to the financial statements, in 2004 the Company changed its method of accounting for certain non-traditional long-duration contracts and for separate accounts. Also, as discussed in Note 2 to the financial statements, in 2003 the Company changed its method of accounting for certain reinsurance arrangements.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 24, 2006

               Lincoln New York Account N for Variable Annuities

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2005

     Statement of Operations - Year ended December 31, 2005

     Statements of Changes in Net Assets - Years ended December 31, 2005 and
     2004

     Notes to Financial Statements - December 31, 2005

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following financial statements for Lincoln Life & Annuity Company of New York are included in Part B of this Registration Statement:

     Balance Sheets - Years ended December 31, 2005 and 2004

     Statements of Income - Years ended December 31, 2005, 2004, and 2003

     Statements of Shareholder's Equity - Years ended December 31, 2005, 2004, and 2003

     Statements of Cash Flows - Years ended December 31, 2005, 2004, and 2003

     Notes to Financial Statements - December 31, 2005

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

   (1) (a) Resolution of Board of Directors and Memorandum authorizing establishment of the Variable Account are incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-93875) filed on December 30, 1999.

     (b) Amendment to that Certain Memorandum incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-93875) filed on December 30, 1999.

     (c) Amendment No. 2 to that Certain Memorandum incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-37982 filed on September 8, 2000.

     (2) Not Applicable

   (3) (a) (i) Amended and Restated Principal Underwriting Agreement between Lincoln Financial Advisors and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-93875) filed on December 30, 1999.

       (ii) Amendment to Amended and Restated Principal Underwriting Agreement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-83718) filed on May 24, 2002.

     (b) (i) Wholesaling Agreement between Lincoln Life & Annuity Company of New York, Lincoln Financial Advisors, and Delaware Distributors, L.P. incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-93875) filed on April 18, 2001.

       (ii) Amendment to Wholesaling Agreement incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-93875) filed on April 18, 2001.

     (c) Standard Selling Group Agreement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-93875) filed on April 27, 2000.

     (d) Selling Group Agreement for ChoicePlus Assurance incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-83718) filed on April 21, 2004.

     (e) ChoicePlus Selling Agreement NY incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-83718) filed on April 21, 2004.

   (4) (a) ChoicePlus II Advance Variable Annuity Contract incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-83718) filed on May 24, 2002.

     (b) Persistency Credit Rider incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-83718) filed on May 24, 2002.

     (c) IRA Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-83718) filed on April 17, 2003.

     (d) Roth IRA Endorsement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-83718) filed on April 17, 2003.

     (e) Variable Annuity Income Rider (I4LA-Q) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-83718) filed on April 17, 2003.

     (f) Variable Annuity Income Rider (I4LA-NQ) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-83718) filed on April 17, 2003.

     (g) Variable Annuity Rider (32793-BNY) incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-83718) filed on September 23, 2003.

     (h) ChoicePlus II Advance Variable Annuity Contract (30070 BNL) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-83718) filed on April 21, 2004.

     (i) ChoicePlus II Advance Contract Specifications (CD NY CP2L) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-83718) filed on April 21, 2004.

     (j) DCA Fixed Account Allocations (NYLGV) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-83718) filed on April 21, 2004.

     (k) ChoicePlus Assurance (L Share) Variable Annuity Contract (30070BYL) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-83718) filed on April 21, 2004.

     (l) ChoicePlus Assurance (L Share) Contract Specifications (CD NY CPAL) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-83718) filed on April 21, 2004.

     (m) DCA Fixed Account Allocations (NYCPALGV) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-83718) filed on April 21, 2004.

     (n) Form of Variable Annuity Rider (32793HWM-B-NB-NY 4/04) incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-93875) filed on December 20, 2004.

     (o) Form of Contract Specifications Page for Account Value Death Benefit (CDNYCPAL 6/05) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-83718) filed on April 21, 2005.

     (p) Form of Variable Annuity Income Rider (I4LA-NQ-PR-NY 6/04) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-83718) filed on April 21, 2005.

     (q) Form of Variable Annuity Income Rider (I4LA-Q-PR-NY 6/04) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-83718) filed on April 21, 2005.

     (r) Form of Contract Benefit Data for GIB - ChoicePlus II Advance (CBNY-CP2L-Q-PR 6/04) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-83718) filed on April 21, 2005.

     (s) Form of Contract Benefit Data for GIB - Assurance (CBNY-CPAL-Q-PR 6/04) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-83718) filed on April 21, 2005.

     (t) Form of Contract Benefit Data for GIB - ChoicePlus II Advance (CBNY-CP2L-NQ-PR 6/04) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-83718) filed on April 21, 2005.

     (u) Form of Contract Benefit Data for GIB - Assurance (CBNY-CPAL-NQ-PR 6/04) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-83718) filed on April 21, 2005.

     (v) Form of Variable Annuity Income Rider (i4LA-NQ 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

     (w) Form of Variable Annuity Income Rider (i4LA-Q 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.


                                      B-2

     (x) Form of Variable Annuity Income Rider (i4LA-NQ-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

     (y) Form of Variable Annuity Income Rider (i4LA-Q-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

     (z) Guaranteed Income Later Rider (4LATER 2/06) incorporated herein by reference to Post-Effective Amendment No. 23 (File No. 333-36316) filed on April 4, 2006.

     (aa) Guaranteed Income Benefit Rider (GIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

     (bb) Guaranteed Income Benefit Rider (IGIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

     (cc) Contract Benefit Data (CBD 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

     (dd) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

     (ee) Variable Annuity Payment Option Rider (I4LA-Q 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

     (ff) Variable Annuity Payment Option Rider (I4LA-NQ 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (5) (a) ChoicePlus II Advance Application (APPNY-1 CP II Adv) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-83718) filed on April 21, 2004.

     (b) Form of ChoicePlus Assurance (L Share) Application

   (6) Articles of Incorporation and By-laws of Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration on Form N-4 (File No. 333-10863) filed on August 27, 1996.

     (7) Not Applicable

   (8) (a) (i) Service Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc., and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-1A (File No. 2-80741) filed on April 10, 2000.

       (ii) Amendment to Service Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc., and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-18419) filed April 9, 2002.

       (iii) Form of Amendment to Service Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc., and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 333-04999) filed on April 12, 2006.

     (b) Fund Participation Agreements and Amendments between Lincoln Life & Annuity Company of New York and:

       (i) AIM Variable Insurance Funds, Inc.

       (ii) American Funds Insurance Series

       (iii) Delaware VIP Trust

       (iv) Fidelity Variable Insurance Products Fund

       (v) Franklin Templeton Variable Insurance Products Trust

       (vi) MFS Variable Insurance Trust

       (vii) AllianceBernstein Variable Products Series Fund

       (viii) Scudder Investments VIT Funds

       (ix) Lincoln Variable Insurance Products Trust

       (x) Neuberger Berman Advisers Management Trust

       (xi) Putnam Variable Insurance Trust

       (xii) Janus Aspen Series

                                      B-3

       (xiii) American Century Variable Products

       (xiv) Baron Capital Funds Trust

   (9) (a) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-83718) filed on May 24, 2002.

     (b) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to legality of securities being issued incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-83718) filed April 17, 2003.

     (10) Consent of Independent Registered Public Accounting Firm

     (11) Not Applicable

     (12) Not Applicable

     (13) Not Applicable

     (14) Not Applicable

   (15) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-92298) filed on January 27, 2006.

     (16) Power of Attorney - Principal Officers and Directors of Lincoln Life & Annuity Company of New York

Item 25. Directors and Officers of the Depositor

   The following list contains the officers and directors of Lincoln Life & Annuity Company of New York who are engaged directly or indirectly in activities relating to Lincoln New York Account N for Variable Annuities as well as the contracts. The list also shows Lincoln Life & Annuity Company of New York's executive officers.


                                      B-4


Name                                Positions and Offices with Depositor
---------------------------------   -----------------------------------------------------
J. Patrick Barrett                  Director
Chairman and CEO
Carpat Investments
4605 Watergap
Manlius, NY 13104
Robert D. Bond**                    Director
Jon A. Boscia***                    Director
Frederick J. Crawford***            Chief Financial Officer and Director
Christine S. Frederick****          Second Vice President and Chief Compliance Officer
Dennis R. Glass***                  President and Director
Barbara S. Kowalczyk***             Director and Chairperson of the Investment Committee
M. Leanne Lachman                   Director
President
Lachman Associates LLC
870 United Nations, Plaza, #19-E
New York, NY 10017
Louis G. Marcoccia                  Director
Senior Vice President
Syracuse University
Skytop Office Building
Skytop Road
Syracuse, NY 13244-5300
Gary W. Parker****                  Second Vice President and Director
Jill S. Ruckelshaus                 Director
1015 Evergreen Point Road
Post Office Box 76
Medina, WA 98039
Robert O. Sheppard*                 Second Vice President and General Counsel
Michael S. Smith**                  Director
Rise' C.M. Taylor**                 Second Vice President and Treasurer
Peter L. Witkewiz**                 Second Vice President and Assistant Treasurer
C. Suzanne Womack***                Secretary

   * Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202

        ** Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802

        *** Principal business address is Center Square West Tower, 1500 Market Street, Suite 2900, Philadelphia, PA 19102-2112

**** Principal business address is 350 Church Street, Hartford, CT 06103

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

     See Exhibit 15: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 28, 2006 there were 3,853 contract owners under Account N.

Item 28. Indemnification

     (a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the


                                      B-5

     best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln New York in connection with suits by, or in the right of, Lincoln New York.

     Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit no. 6 hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Financial Advisors Corporation currently serves as Principal Underwriter for: Lincoln Life & Annuity Variable Annuity Account H; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Account N for Variable Annuities; LLANY Separate Account R for Flexible Premium Variable Life Insurance; LLANY Separate Account S for Flexible Premium Variable Life Insurance; and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

     (b) Officers and Directors


Name                        Positions and Offices with Underwriter
-------------------------   --------------------------------------------------
Robert W. Dineen*           Chief Executive Officer, President and Director
Nancy A. Jordan*            Second Vice President and Chief Financial Officer
Sanford B. Axelroth*        Senior Vice President and Director
Ken Wagner*                 Vice President and Chief Compliance Officer
Duane L. Bernt***           Vice President and Treasurer
Patricia A. Daly*           Vice President and General Counsel
Marilyn K. Ondecker****     Secretary
Lucy D. Gase****            Vice President, Assistant Secretary and Director

  * Principal Business address is 2005 Market Street, 34th Floor, Philadelphia, PA 19103

         ** Principal Business address is 350 Church Street, Hartford, CT 06103

              *** Principal Business address is 1500 Market Street, Suite 3900, Philadelphia, PA 19102

       **** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company (Lincoln Life), 1300 South Clinton Street, Fort Wayne, Indiana 46802 pursuant to an administrative services agreement with Lincoln Life & Annuity Company of New York. Lincoln Life has entered into an agreement with Delaware Management Holdings, Inc., One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103 to provide accounting services for the VAA.

Item 31. Management Services

Not Applicable.

                                      B-6

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional
      Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln New York at the address or phone number listed in the Prospectus.

   (d) Lincoln New York hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln New York.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs
      (1) through (4) set forth in that no-action letter.

                                   SIGNATURES

a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 9 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 25th day of April, 2006.


      Lincoln New York Account N for Variable Annuities (Registrant)
      Lincoln ChoicePlus II Advance and
      Lincoln ChoicePlus Assurance (L Share)
      By:   /s/Kelly D. Clevenger
            ------------------------------------
            Kelly D. Clevenger
            Second Vice President, Lincoln Life & Annuity Company of
            New York
                                        (Title)
      LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
      (Depositor)
      By:   /s/Peter L. Witkewiz
            ------------------------------------
            Peter L. Witkewiz
                                        (Title)

                                      B-7

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 25, 2006.


Signature                        Title
*                                President and Director
------------------------------
                                 (Principal Executive Officer)
Dennis R. Glass
*                                Chief Financial Officer and Director
------------------------------
                                 (Principal Financial Officer and Principal Accounting Offi-
Frederick J. Crawford
                                 cer)
------------------------------
                                 Director
J. Patrick Barrett
*                                Director
------------------------------
Robert D. Bond
------------------------------
                                 Director
Jon A. Boscia
*                                Director
------------------------------
Barbara S. Kowalczyk
*                                Director
------------------------------
Marguerite Leanne Lachman
*                                Director
------------------------------
Louis G. Marcoccia
------------------------------
                                 Director
Jill S. Ruckelshaus
*                                Director
------------------------------
Michael S. Smith
*By:/s/ Peter L. Witkewiz        Pursuant to a Power of Attorney
 ---------------------------
  Peter L. Witkewiz


                                      B-8